United States
Securities and Exchange Commission
Washington, D.C.  20549

Form N-CSR
Certified Shareholder Report of Registered Management Investment Companies

811-21904

(Investment Company Act File Number)

Federated MDT Series
_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7000
(Address of Principal Executive Offices)

(412) 288-1900
(Registrant's Telephone Number)

John W. McGonigle, Esquire
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
(Name and Address of Agent for Service)
(Notices should be sent to the Agent for Service)

Date of Fiscal Year End:  7/31/08

Date of Reporting Period:  Fiscal year ended 7/31/08

Item 1.                      Reports to Stockholders

Federated
World-Class Investment Manager

Federated MDT All Cap Core Fund

Established 2002

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2008

Class A Shares
Class C Shares
Class K Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended July 31	2008		2007	[1]	2006	[2]	2005		2004
Net Asset Value, Beginning of Period	$16.74		$15.08		$15.26		$13.52		$11.75
Income From Investment Operations:
Net investment income (loss)	0.06		0.02	[3]	0.00	[3,4]	(0.00	) [3,4]	0.01
Net realized and unrealized gain (loss) on investments	(1.56)		2.18		0.70		2.85		2.05
TOTAL FROM INVESTMENT OPERATIONS	(1.50)		2.20		0.70		2.85		2.06
Less Distributions:
Distributions from net investment income	--		--		(0.00	) [4]	(0.03)		(0.02)
Distributions from net realized gain on investments	(1.19)		(0.54)		(0.88)		(1.08)		(0.27)
TOTAL DISTRIBUTIONS	(1.19)		(0.54)		(0.88)		(1.11)		(0.29)
Net Asset Value, End of Period	$14.05		$16.74		$15.08		$15.26		$13.52
Total Return [5]	(9.98)%		14.67%		4.59%		21.79%		17.53%

Ratios to Average Net Assets:
Net expenses	1.29%		1.36%		1.50%		1.50%		1.50%
Net investment income (loss)	0.43%		0.13%		0.03%		(0.02)%		0.05%
Expense waiver/reimbursement [6]	0.00	% [7]	0.00	% [7]	0.05%		0.04%		0.15%
Supplemental Data:
Net assets, end of period (000 omitted)	$194,867		$201,888		$101,723		$30,336		$9,628
Portfolio turnover	199%		225%		212%		204%		96%

1 MDT All Cap Core Fund (the "Predecessor Fund") was reorganized into Federated MDT All Cap Core Fund (the "Fund") as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the organization, are the Fund's operations.

2 Beginning with the year ended July 31, 2006, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

3 Per share numbers have been calculated using the average shares method.

4 Represents less than $0.01.

5 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

7 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,				Period Ended
	2008		2007	[1]	7/31/2006	[2]
Net Asset Value, Beginning of Period	$16.51		$14.99		$15.25
Income From Investment Operations:
Net investment income (loss)	(0.04)		(0.11	) [3]	(0.10	) [3]
Net realized and unrealized gain (loss) on investments	(1.55)		2.17		0.72
TOTAL FROM INVESTMENT OPERATIONS	(1.59)		2.06		0.62
Less Distributions:
Distributions from net realized gain on investments	(1.19)		(0.54)		(0.88)
Net Asset Value, End of Period	$13.73		$16.51		$14.99
Total Return [4]	(10.69)%		13.81%		4.01%

Ratios to Average Net Assets:
Net expenses	2.08%		2.13%		2.25	% [5]
Net investment income (loss)	(0.36)%		(0.64)%		(0.72	)% [5]
Expense waiver/reimbursement [6]	0.00	% [7]	0.00	% [7]	0.05	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$96,601		$104,957		$48,189
Portfolio turnover	199%		225%		212	% [8]

1 The Predecessor Fund was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the organization, are the Fund's operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

7 Represents less than 0.01%.

8 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended July 31, 2006.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class K Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended		Period Ended
	7/31/2008		7/31/2007	[1]
Net Asset Value, Beginning of Period	$16.86		$16.82
Income From Investment Operations:
Net investment income (loss)	(0.00	) [2]	(0.03	) [3]
Net realized and unrealized gain (loss) on investments	(1.57)		0.61
TOTAL FROM INVESTMENT OPERATIONS	(1.57)		0.58
Less Distributions:
Distributions from net realized gain on investments	(1.19)		(0.54)
Net Asset Value, End of Period	$14.10		$16.86
Total Return [4]	(10.34)%		3.52%

Ratios to Average Net Assets
Net expenses	1.75%		1.80	% [5]
Net investment income (loss)	(0.00	)% [6]	0.30	% [5]
Expense waiver/reimbursement [7]	0.00	% [6]	0.02	% [5]
Supplemental Data
Net assets, end of period (000 omitted)	$1,393		$135
Portfolio turnover	199%		225	% [8]

1 Reflects operations for the period from December 12, 2006 (date of initial public investment) to July 31, 2007.

2 Represents less than $0.01.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, or redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 Represents less than 0.01%.

7 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

8 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended July 31, 2007.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2008 to July 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 2/1/2008	Ending Account Value 7/31/2008	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$ 917.10	$ 6.20
Class C Shares	$1,000	$ 913.50	$10.04
Class K Shares	$1,000	$ 915.00	$ 8.33
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,018.40	$ 6.52
Class C Shares	$1,000	$1,014.37	$10.57
Class K Shares	$1,000	$1,016.16	$ 8.77

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half-year-period). The annualized net expense ratios are as follows:

Class A Shares	1.30%
Class C Shares	2.11%
Class K Shares	1.75%

Management's Discussion of Fund Performance

The fund's total return based on net asset value for the fiscal year ended July 31, 2008 was (9.98)% for Class A Shares, (10.69)% for Class C Shares, and (10.34)% for Class K Shares. The total return of the Russell 3000 ® Index (Russell 3000 ® ) 1 was (10.32)% and the total return of the Lipper Multi-Cap Core Funds Index 2 was (11.11)% for the same reporting period. The fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which are not reflected in the total return of the Russell Index.

1 The Russell 3000 ® Index offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. market. The Russell 3000 is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index is unmanaged and investments can not be made directly in an index.

2 Lipper Indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

MARKET OVERVIEW

Over the 12-month reporting period ending July 31, 2008 domestic equity markets performed poorly in response to ongoing housing market deterioration, credit market distress and general economic weakness. The Russell 3000 ® , which represents the performance of the 3,000 largest U.S. companies by market capitalization, finished the period down (10.32)%. Small cap stocks had the best relative results as demonstrated by the (6.71)% return on the Russell 2000 ® Index 3 , which exceeded the (10.10)% and (10.81)% results for the Russell Midcap ® Index 4 and the Russell Top 200 ® Index 5 , respectively. Growth stocks significantly outperformed value stocks during the year, with the Russell 3000 ® Growth Index 6 returning (6.00)% as compared to (14.72)% for the Russell 3000 Value ® Index 7 ..

The best performing sectors during the reporting period, as measured by the Russell 3000 ® were Energy (up 9.40%), Materials (up 6.75%) and Consumer Staples (up 5.15%). Underperforming sectors included Financials (down 29.29%), Consumer Discretionary (down 23.98%) and Telecommunication Services (down 22.81%).

3 The Russell 2000 ® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The index is unmanaged and investments can not be made directly in an index.

4 The Russell Midcap ® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 31% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and investments cannot be made directly in an index.

5 Russell Top 200 ® Index measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 69% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and investments cannot be made directly in an index.

6 The Russell 3000 ® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The index is unmanaged and investments cannot be made directly in an index.

7 The Russell 3000 ® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The index is unmanaged and investments cannot be made directly in an index.

FUND PERFORMANCE

The most significant positive factor in the fund's performance relative to the Russell 3000 ® was stock selection in the Materials sector. Additionally, the fund's overweight in the Energy sector provided a significant contribution to relative performance. The most significant negative factor in the fund's performance relative to the Russell 3000 ® was its overweight in the Financials sector. Additionally, stock selection and an underweight in the Consumer Saples sector detracted moderately from relative performance.

Individual stocks contributing to the fund's performance relative to the Russell 3000 ® included: Monsanto Company , Apple Computer, Inc. , Apache Corporation , General Electric Company and Helmerich & Payne, Inc ..

Individual stocks detracting from the fund's performance relative to the Russell 3000 ® included: Bank of America Corporation, JP Morgan Chase & Company, Regions Financial Corporation, MBIA, Inc. and Keycorp.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated MDT All Cap Core Fund (Class A Shares) (the "Fund") from October 1, 2002 (start of performance) to July 31, 2008, compared to the Russell 3000 ® Index (Russell 3000 ® ) 2 and the Lipper Multi-Cap Core Funds Index. 3

Average Annual Total Returns for the Period Ended 7/31/2008
1 Year	(14.91)%
5 Years	7.87%
Start of Performance (10/1/2002) [4]	9.71%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The fund's performance assumes the reinvestment of all dividends and distributions. The Russell 3000 ® and the Lipper Multi-Cap Core Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Russell 3000 ® is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the fund's performance. The index is unmanaged and, unlike the fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper Indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

4 The start of performance date was October 1, 2002. Class A Shares of the fund were offered beginning February 12, 2003. Performance results shown before that date are for the fund's Institutional Shares and have been adjusted for the maximum sales charge and total annual operating expenses applicable to the fund's Class A Shares. The fund's Institutional Shares commenced operations on October 1, 2002. The fund's Class A Shares annual returns would have been substantially similar to those of the fund's Institutional Shares because Shares of each class are invested in the same portfolio of securities.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated MDT All Cap Core Fund (Class C Shares) (the "Fund") from October 1, 2002 (start of performance) to July 31, 2008, compared to the Russell 3000 ® Index (Russell 3000 ® ) 2 and the Lipper Multi-Cap Core Funds Index. 3

Average Annual Total Returns for the Period Ended 7/31/2008
1 Year	(11.52)%
5 Years	8.28%
Start of Performance (10/1/2002) [4]	9.95%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 1.00%, as applicable.

1 Represents a hypothetical investment of $10,000 in the fund. The maximum CDSC is 1.00% on any redemption less than one year from the purchase date. The fund's performance assumes the reinvestment of all dividends and distributions. The Russell 3000 ® and the Lipper Multi-Cap Core Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Russell 3000 ® is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper Indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

4 The start of performance date was October 1, 2002. Class C Shares of the fund were offered beginning September 15, 2005. Performance results shown before that date are for the fund's Institutional Shares and have been adjusted for the maximum CDSC and total annual operating expenses applicable to the fund's Class C Shares. The fund's Institutional Shares commenced operations on October 1, 2002. The fund's Class C Shares annual returns would have been substantially similar to those of the fund's Institutional Shares because Shares of each class are invested in the same portfolio of securities.

GROWTH OF A $10,000 INVESTMENT - CLASS K SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated MDT All Cap Core Fund (Class K Shares) (the "Fund") from October 1, 2002 (start of performance) to July 31, 2008, compared to the Russell 3000 ® Index (Russell 3000 ® ) 2 and the Lipper Multi-Cap Core Funds Index. 3

Average Annual Total Returns for the Period Ended 7/31/2008
1 Year	(10.34)%
5 Years	8.65%
Start of Performance (10/1/2002) [4]	10.31%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The fund's performance assumes the reinvestment of all dividends and distributions. The Russell 3000 ® and the Lipper Multi-Cap Core Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Russell 3000 ® is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the fund's performance. The index is unmanaged and, unlike the fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper Indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

4 The start of performance date was October 1, 2002. Class K Shares of the fund were offered beginning December 12, 2006. Performance results shown before that date are for the fund's Institutional Shares and have been adjusted for the total annual operating expenses applicable to the fund's Class K Shares. The fund's Institutional Shares commenced operations on October 1, 2002. The fund's Class K Shares annual returns would have been substantially similar to those of the fund's Institutional Shares because Shares of each class are invested in the same portfolio of securities.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At July 31, 2008, the Fund's industry composition 1 was as follows:

Industry	Percentage of Total Net Assets
Crude Oil & Gas Production	5.6%
Multi-Line Insurance	5.4%
Integrated Domestic Oil	5.0%
Life Insurance	4.8%
Integrated International Oil	4.8%
Agricultural Chemicals	4.7%
Property Liability Insurance	4.6%
Telecommunication Equipment & Services	3.8%
Truck Manufacturing	3.5%
Regional Bank	3.4%
Diversified Oil	3.3%
Oil Well Supply	2.7%
Money Center Bank	2.6%
Electric Utility	2.4%
Home Building	2.4%
Commodity Chemicals	2.2%
Railroad	1.9%
Ethical Drugs	1.9%
Internet Services	1.8%
Industry	Percentage of Total Net Assets
Oil Service, Explore & Drill	1.7%
Savings and Loan	1.5%
Software Packaged/Custom	1.5%
Clothing Stores	1.5%
Semiconductor Manufacturing	1.4%
Undesignated Consumer Cyclicals	1.3%
Miscellaneous Food Products	1.3%
Cogeneration	1.3%
Airline - Regional	1.3%
Department Stores	1.2%
Miscellaneous Machinery	1.2%
Miscellaneous Components	1.1%
Printed Circuit Boards	1.0%
Financial Services	1.0%
Other [2]	14.0%
Cash Equivalents [3]	0.5%
Other Assets and Liabilities--Net [4]	0.4%
TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 For purposes of this table, industry classifications which constitute less than 1.0% of the Fund's total net assets have been aggregated under the designation "Other."

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

July 31, 2008

Shares			Value
		COMMON STOCKS--99.1%
		Agricultural Chemicals--4.7%
150,700		Monsanto Co.	$17,949,877
		Agricultural Machinery--0.1%
5,800		Lindsay Manufacturing Co.	535,166
		Airline - Regional--1.3%
14,100	[1]	Alaska Air Group, Inc.	252,108
289,900		Southwest Airlines Co.	4,519,541
		TOTAL	4,771,649
		Aluminum--0.1%
10,000		Kaiser Aluminum Corp.	527,500
		Apparel--0.5%
7,600		Columbia Sportswear Co.	283,556
4,800		Liz Claiborne, Inc.	62,736
37,000	[1]	Warnaco Group, Inc.	1,552,150
		TOTAL	1,898,442
		AT&T Divestiture--0.9%
112,600		AT&T, Inc.	3,469,206
		Auto Original Equipment Manufacturers--0.1%
6,300		Sun Hydraulics Corp.	259,560
6,400		Superior Industries International, Inc.	108,096
		TOTAL	367,656
		Biotechnology--0.1%
12,500	[1]	Affymetrix, Inc.	98,500
6,800	[1]	Martek Biosciences Corp.	255,748
		TOTAL	354,248
Shares			Value
		COMMON STOCKS--continued
		Broadcasting--0.7%
65,900	[1]	American Tower Systems Corp.	$2,761,210
		Building Materials--0.2%
6,000		Apogee Enterprises, Inc.	103,680
23,800	[1]	Owens Corning, Inc.	619,038
6,500		Universal Forest Products, Inc.	175,500
		TOTAL	898,218
		Cable TV--0.0%
5,500	[1]	Viacom, Inc., Class B	153,615
		Clothing Stores--1.5%
7,400	[1]	Children's Place Retail Stores, Inc.	281,570
16,000	[1]	Fossil, Inc.	428,480
42,200	[1]	Hanesbrands, Inc.	904,768
2,900	[1]	Jos A. Bank Clothiers, Inc.	64,960
117,000	[1]	Urban Outfitters, Inc.	3,862,170
		TOTAL	5,541,948
		Cogeneration--1.3%
159,600	[1]	Mirant Corp.	4,885,356
		Commodity Chemicals--2.2%
247,500		Dow Chemical Co.	8,244,225
3,100		PPG Industries, Inc.	187,984
3,600		Westlake Chemical Corp.	63,036
		TOTAL	8,495,245
		Computer Peripherals--0.8%
54,400	[1]	Lexmark International Group, Class A	1,908,352
35,000	[1]	Sandisk Corp.	493,500
19,600	[1]	Western Digital Corp.	564,284
		TOTAL	2,966,136
		Computer Services--0.1%
13,500	[1]	Synnex Corp.	315,360
4,600		Syntel, Inc.	151,570
		TOTAL	466,930
Shares			Value
		COMMON STOCKS--continued
		Computer Stores--0.3%
26,300	[1]	GameStop Corp.	$1,065,413
		Crude Oil & Gas Production--5.6%
141,600		Apache Corp.	15,883,272
48,500		Cimarex Energy Co.	2,527,335
4,000		Devon Energy Corp.	379,560
13,200	[1]	Newfield Exploration Co.	646,536
15,500	[1]	Stone Energy Corp.	790,810
19,600	[1]	Swift Energy Co.	996,072
		TOTAL	21,223,585
		Defense Aerospace--0.7%
32,900		Boeing Co.	2,010,519
7,200	[1]	Spirit Aerosystems Holdings, Inc., Class A	155,952
9,300		Triumph Group, Inc.	492,528
		TOTAL	2,658,999
		Department Stores--1.2%
32,500		Dillards, Inc., Class A	328,575
2,500		Penney (J.C.) Co., Inc.	77,075
42,800	[1]	Saks, Inc.	436,132
45,800	[1]	Sears Holdings Corp.	3,709,800
		TOTAL	4,551,582
		Discount Department Stores--0.3%
14,100	[1]	99 Cents Only Stores	94,329
19,800	[1]	BJ's Wholesale Club, Inc.	743,094
8,200		Family Dollar Stores, Inc.	191,060
		TOTAL	1,028,483
		Diversified Leisure--0.4%
15,100	[1]	Bally Technologies, Inc.	480,029
1,800		Carnival Corp.	66,492
21,600	[1]	Gaylord Entertainment Co.	648,864
15,000	[1]	Pinnacle Entertainment, Inc.	169,500
		TOTAL	1,364,885
Shares			Value
		COMMON STOCKS--continued
		Diversified Oil--3.3%
160,700		Occidental Petroleum Corp.	$12,667,981
		Electric Utility--2.4%
6,300		American Electric Power Co., Inc.	248,850
5,700		Avista Corp.	128,934
36,800		CMS Energy Corp.	496,800
36,200		DTE Energy Co.	1,483,476
16,500	[1]	Dynegy, Inc.	111,045
75,600		Edison International	3,654,504
5,500	[1]	El Paso Electric Co.	113,630
7,600		Hawaiian Electric Industries, Inc.	188,024
7,200		OGE Energy Corp.	235,584
9,500		PPL Corp.	446,120
15,600		Pepco Holdings, Inc.	389,064
9,900		Portland General Electric Co.	232,551
40,600	[1]	Reliant Resources, Inc.	735,266
22,100		SCANA Corp.	799,799
		TOTAL	9,263,647
		Electrical Equipment--0.3%
75,400		Xerox Corp.	1,028,456
		Electronic Instruments--0.2%
3,000		Analogic Corp.	219,540
2,500	[1]	Axsys Technologies, Inc.	183,600
4,900	[1]	Trimble Navigation Ltd.	162,680
		TOTAL	565,820
		Ethical Drugs--1.9%
54,800	[1]	Forest Laboratories, Inc., Class A	1,945,948
108,400	[1]	King Pharmaceuticals, Inc.	1,247,684
72,200		Merck & Co., Inc.	2,375,380
80,000		Pfizer, Inc.	1,493,600
		TOTAL	7,062,612
Shares			Value
		COMMON STOCKS--continued
		Financial Services--1.0%
78,000		Ameriprise Financial, Inc.	$3,315,000
48,500		Fulton Financial Corp.	511,190
		TOTAL	3,826,190
		Gas Distributor--0.1%
7,700		WGL Holdings, Inc.	265,881
		Grocery Chain--0.3%
35,700		Safeway, Inc.	953,904
3,400		Weis Markets, Inc.	129,166
		TOTAL	1,083,070
		Home Building--2.4%
51,500		Centex Corp.	756,020
152,400		D.R. Horton, Inc.	1,694,688
58,700		KB HOME	1,032,533
60,300		Lennar Corp., Class A	729,630
26,500		M.D.C. Holdings, Inc.	1,100,280
1,400	[1]	NVR, Inc.	773,248
117,500		Pulte Homes, Inc.	1,434,675
27,500		Ryland Group, Inc.	566,225
54,600	[1]	Toll Brothers, Inc.	1,096,914
		TOTAL	9,184,213
		Home Health Care--0.0%
3,400	[1]	Amerigroup Corp.	86,360
		Household Appliances--0.1%
2,400		Whirlpool Corp.	181,680
		Industrial Machinery--0.2%
10,500	[1]	Terex Corp.	496,965
2,600		Valmont Industries, Inc.	277,966
		TOTAL	774,931
		Insurance Brokerage--0.1%
10,700		Odyssey Re Holdings Corp.	418,049
		Integrated Domestic Oil--5.0%
6,000	[1]	Callon Petroleum Corp.	137,940
229,900		ConocoPhillips	18,764,438
		TOTAL	18,902,378
Shares			Value
		COMMON STOCKS--continued
		Integrated International Oil--4.8%
216,300		Chevron Corp.	$18,290,328
		Internet Services--1.8%
6,100	[1]	Amazon.com, Inc.	465,674
29,400	[1]	NetFlix, Inc.	908,166
6,300	[1]	Overstock.com, Inc.	111,888
37,100	[1]	Priceline.com, Inc.	4,264,645
35,100	[1]	eBay, Inc.	883,467
		TOTAL	6,633,840
		Jewelry Stores--0.1%
8,100		Tiffany & Co.	306,099
		Leasing--0.2%
14,100		GATX Corp.	641,127
		Life Insurance--4.8%
259,200		MetLife, Inc.	13,159,584
8,500		Principal Financial Group	361,335
25,500		Protective Life Corp.	916,980
26,400		StanCorp Financial Group, Inc.	1,303,896
45,600		Torchmark Corp.	2,647,080
		TOTAL	18,388,875
		Long-Term Care Centers--0.1%
6,900	[1]	Kindred Healthcare, Inc.	186,093
		Lumber Products--0.1%
25,100		Louisiana-Pacific Corp.	212,346
		Maritime--0.8%
7,900	[1]	Kirby Corp.	376,988
32,100		Overseas Shipholding Group, Inc.	2,527,875
		TOTAL	2,904,863
		Medical Supplies--0.0%
3,500	[1]	Kensey Nash Corp.	121,555
1,200		Steris Corp.	41,004
		TOTAL	162,559
		Medical Technology--0.3%
20,000	[1]	Masimo Corp.	755,400
7,400		Stryker Corp.	475,006
		TOTAL	1,230,406
Shares			Value
		COMMON STOCKS--continued
		Metal Fabrication--0.6%
14,200		Mueller Industries, Inc.	$364,514
3,400		Olympic Steel, Inc.	172,890
48,900		Timken Co.	1,614,678
10,900		Worthington Industries, Inc.	193,366
		TOTAL	2,345,448
		Mini-Mill Producer--0.4%
46,300		Commercial Metals Corp.	1,382,055
		Miscellaneous Components--1.1%
89,900		Amphenol Corp., Class A	4,285,533
		Miscellaneous Food Products--1.3%
155,100		Archer-Daniels-Midland Co.	4,440,513
12,200		The Anderson's, Inc.	554,490
		TOTAL	4,995,003
		Miscellaneous Machinery--1.2%
14,200		Fastenal Co.	693,812
19,300		Nordson Corp.	1,363,738
38,300		Parker-Hannifin Corp.	2,362,344
		TOTAL	4,419,894
		Money Center Bank--2.6%
208,500		Bank of America Corp.	6,859,650
77,100		JPMorgan Chase & Co.	3,132,573
		TOTAL	9,992,223
		Mortgage and Title--0.1%
8,300		LandAmerica Financial Group, Inc.	95,367
24,000		PMI Group, Inc.	60,240
18,600		Radian Group, Inc.	32,364
1,100		Stewart Information Services Corp.	19,206
		TOTAL	207,177
		Multi-Industry Capital Goods--0.9%
7,300		Carlisle Cos., Inc.	223,307
8,900	[1]	Ceradyne, Inc.	412,515
6,400		KBR, Inc.	182,400
3,100	[1]	Tecumseh Products Co., Class A	101,525
14,600		Textron, Inc.	634,662
38,400		Tyco International Ltd.	1,711,104
		TOTAL	3,265,513
Shares			Value
		COMMON STOCKS--continued
		Multi-Industry Transportation--0.0%
3,800		Expeditors International Washington, Inc.	$134,938
		Multi-Line Insurance--5.4%
231,450		Allstate Corp.	10,697,619
66,600		Assurant, Inc.	4,003,992
15,000		Cincinnati Financial Corp.	417,600
4,100		FBL Financial Group, Inc., Class A	85,485
22,600		Hanover Insurance Group, Inc.	969,992
600	[1]	Navigators Group, Inc.	28,536
169,800		UNUMProvident Corp.	4,102,368
		TOTAL	20,305,592
		Offshore Driller--0.6%
28,100		ENSCO International, Inc.	1,942,834
5,100	[1]	Hornbeck Offshore Services, Inc.	227,358
		TOTAL	2,170,192
		Oil Service, Explore & Drill--1.7%
1,000	[1]	Dawson Geophysical Co.	65,630
14,700	[1]	Gulfmark Offshore, Inc.	737,646
28,300	[1]	Mariner Energy, Inc.	748,818
76,300	[1]	Pride International, Inc.	2,957,388
31,100	[1]	Unit Corp.	2,100,805
		TOTAL	6,610,287
		Oil Well Supply--2.7%
103,200	[1]	FMC Technologies, Inc.	6,375,696
37,400	[1]	Oil States International, Inc.	2,052,512
19,200	[1]	Superior Energy Services, Inc.	910,656
28,900	[1]	Weatherford International Ltd.	1,090,397
		TOTAL	10,429,261
		Other Communications Equipment--0.1%
42,500	[1]	Tellabs, Inc.	218,450
		Paper Products--0.2%
25,000		MeadWestvaco Corp.	670,250
		Personal Loans--0.0%
4,700	[1]	World Acceptance Corp.	153,972
		Personnel Agency--0.0%
3,900	[1]	Kenexa Corp.	72,891
Shares			Value
		COMMON STOCKS--continued
		Poultry Products--0.2%
15,200		Sanderson Farms, Inc.	$604,048
		Printed Circuit Boards--1.0%
9,700	[1]	Benchmark Electronics, Inc.	142,008
254,000	[1]	Marvell Technology Group Ltd.	3,756,660
		TOTAL	3,898,668
		Property Liability Insurance--4.6%
38,000		American Financial Group, Inc.	1,100,860
158,300		Chubb Corp.	7,604,732
188,200		The Travelers Cos., Inc.	8,303,384
5,100		Transatlantic Holdings, Inc.	295,494
		TOTAL	17,304,470
		Psychiatric Centers--0.2%
23,700	[1]	Psychiatric Solutions, Inc.	829,974
		Railroad--1.9%
43,000		CSX Corp.	2,905,940
53,700		Union Pacific Corp.	4,427,028
		TOTAL	7,332,968
		Recreational Vehicles--0.0%
4,200		Harley Davidson, Inc.	158,928
		Regional Bank--3.4%
294,400		BB&T Corp.	8,249,088
18,200		Bancorpsouth, Inc.	387,660
11,000		City National Corp.	540,430
3,200		FirstMerit Corp.	62,976
22,100		M & T Bank Corp.	1,555,398
14,600		Oriental Financial Group	253,602
11,700		PacWest Bancorp	217,854
41,500		TCF Financial Corp.	529,125
10,700		Trustmark Corp.	193,242
10,600		UnionBanCal Corp.	569,432
1,500		Whitney Holding Corp.	30,840
13,100		Wilmington Trust Corp.	308,767
		TOTAL	12,898,414
Shares			Value
		COMMON STOCKS--continued
		Restaurant--0.1%
1,900	[1]	Buffalo Wild Wings, Inc.	$62,567
7,800	[1]	Panera Bread Co.	390,780
		TOTAL	453,347
		Roofing & Wallboard--0.2%
30,400	[1]	USG Corp.	872,480
		Savings and Loan--1.5%
7,900		Downey Financial Corp.	16,669
103,900		Federal Home Loan Mortgage Corp.	848,863
160,800		Federal National Mortgage Association	1,849,200
103,500		Hudson City Bancorp, Inc.	1,889,910
25,500		Newalliance Bancshares, Inc.	330,990
27,300		Washington Federal, Inc.	507,780
12,900		Webster Financial Corp. Waterbury	256,194
		TOTAL	5,699,606
		Securities Brokerage--0.5%
2,100	[1]	FCStone Group, Inc.	40,446
13,900	[1]	Interactive Brokers Group, Inc., Class A	390,034
9,200	[1]	KBW, Inc.	243,064
25,500	[1]	Knight Capital Group, Inc., Class A	417,945
5,000	[1]	Piper Jaffray Cos., Inc.	177,500
11,400		Raymond James Financial, Inc.	329,460
8,700		SWS Group, Inc.	164,604
		TOTAL	1,763,053
		Semiconductor Distribution--0.0%
8,500	[1]	FormFactor, Inc.	147,900
		Semiconductor Manufacturing--1.4%
183,400	[1]	Broadcom Corp.	4,454,786
146,600	[1]	Micron Technology, Inc.	708,078
5,500	[1]	Silicon Laboratories, Inc.	179,905
		TOTAL	5,342,769
Shares			Value
		COMMON STOCKS--continued
		Semiconductor Manufacturing Equipment--0.1%
24,500	[1]	Novellus Systems, Inc.	$499,065
		Services to Medical Professionals -0.1%
9,100	[1]	Athenahealth, Inc.	274,820
		Shoes--0.2%
4,900	[1]	Deckers Outdoor Corp.	553,749
17,600	[1]	Skechers USA, Inc., Class A	332,640
		TOTAL	886,389
		Software Packaged/Custom--1.5%
12,000	[1]	Advent Software, Inc.	522,480
4,000	[1]	CSG Systems International, Inc.	70,960
105,000	[1]	Computer Sciences Corp.	4,973,850
10,700	[1]	Wind River Systems, Inc.	125,511
		TOTAL	5,692,801
		Specialty Chemicals--0.2%
8,100		Minerals Technologies, Inc.	522,531
3,400	[1]	OM Group, Inc.	114,240
		TOTAL	636,771
		Specialty Retailing--0.7%
22,900	[1]	Cabela's, Inc., Class A	266,098
32,000		Costco Wholesale Corp.	2,005,760
11,000		Pep Boys-Manny Moe & Jack	81,180
400	[1]	Tractor Supply Co.	15,204
4,000		Williams-Sonoma, Inc.	69,760
13,900	[1]	Zale Corp.	307,468
		TOTAL	2,745,470
		Telecomm Equipment & Services--3.8%
64,600	[1]	ADC Telecommunications, Inc.	611,116
682,400		Corning, Inc.	13,654,824
		TOTAL	14,265,940
Shares			Value
		COMMON STOCKS--continued
		Toys & Games--0.1%
18,200	[1]	JAKKS Pacific, Inc.	$400,036
		Truck Manufacturing--3.5%
177,400		Cummins, Inc.	11,768,716
31,500		PACCAR, Inc.	1,324,890
		TOTAL	13,093,606
		Trucking--0.3%
2,800		Arkansas Best Corp.	103,992
17,300		Ryder System, Inc.	1,141,108
		TOTAL	1,245,100
		Undesignated Consumer Cyclicals--1.3%
7,300	[1]	CoStar Group, Inc.	364,197
1,800	[1]	Covance, Inc.	165,240
53,000		DeVRY, Inc.	3,010,930
9,400	[1]	Parexel International Corp.	274,762
27,700		Pharmaceutical Product Development, Inc.	1,056,478
8,900		Speedway Motorsports, Inc.	171,859
		TOTAL	5,043,466
		TOTAL COMMON STOCKS (IDENTIFIED COST $389,146,119)	375,951,921
		MUTUAL FUND--0.5%
1,891,293	[2,3]	Prime Value Obligations Fund, Institutional Shares, 2.58% (AT NET ASSET VALUE)	1,891,293
		TOTAL INVESTMENTS--99.6% (IDENTIFIED COST $391,037,412) [4]	377,843,214
		OTHER ASSETS AND LIABILITIES - NET--0.4% [5]	1,698,972
		TOTAL NET ASSETS--100%	$379,542,186

1 Non-income producing security.

2 Affiliated company.

3 7-Day net yield.

4 The cost of investments for federal tax purposes amounts to $401,399,971.

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2008.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

July 31, 2008

Assets:
Total investments in securities, at value including $1,891,293 of investments in an affiliated issuer (Note 5) (identified cost $391,037,412)		$377,843,214
Cash		677,078
Income receivable		434,017
Receivable for investments sold		2,736,236
Receivable for shares sold		1,036,811
TOTAL ASSETS		382,727,356
Liabilities:
Payable for investments purchased	$1,990,242
Payable for shares redeemed	806,538
Payable for distribution services fee (Note 5)	60,114
Payable for shareholder services fee (Note 5)	175,047
Accrued expenses	153,229
TOTAL LIABILITIES		3,185,170
Net assets for 27,099,539 shares outstanding		$379,542,186
Net Assets Consist of:
Paid-in capital		$417,142,225
Net unrealized depreciation of investments		(13,194,198)
Accumulated net realized loss on investments		(25,592,067)
Undistributed net investment income		1,186,226
TOTAL NET ASSETS		$379,542,186
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($86,681,060 ÷ 6,094,730 shares outstanding), no par value, unlimited shares authorized		$14.22
Offering price per share		$14.22
Redemption proceeds per share		$14.22
Class A Shares:
Net asset value per share ($194,867,302 ÷ 13,869,526 shares outstanding), no par value, unlimited shares authorized		$14.05
Offering price per share (100/94.50 of $14.05) [1]		$14.87
Redemption proceeds per share		$14.05
Class C Shares:
Net asset value per share ($96,600,960 ÷ 7,036,485 shares outstanding), no par value, unlimited shares authorized		$13.73
Offering price per share		$13.73
Redemption proceeds per share (99.00/100 of $13.73) [1]		$13.59
Class K Shares:
Net asset value per share ($1,392,864 ÷ 98,798 shares outstanding), no par value, unlimited shares authorized		$14.10
Offering price per share		$14.10
Redemption proceeds per share		$14.10

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended July 31, 2008

Investment Income:
Dividends (including $179,957 received from an affiliated issuer (Note 5) and net of foreign taxes withheld of $370)			$7,021,617
Expenses:
Investment adviser fee (Note 5)		$3,048,726
Administrative personnel and services fee (Note 5)		318,594
Custodian fees		45,162
Transfer and dividend disbursing agent fees and expenses--Institutional Shares		76,674
Transfer and dividend disbursing agent fees and expenses--Class A Shares		235,299
Transfer and dividend disbursing agent fees and expenses--Class C Shares		179,185
Transfer and dividend disbursing agent fees and expenses--Class K Shares		1,962
Directors'/Trustees' fees		5,246
Auditing fees		24,700
Legal fees		15,958
Portfolio accounting fees		133,610
Distribution services fee--Class C Shares (Note 5)		801,234
Distribution services fee--Class K Shares (Note 5)		3,098
Shareholder services fee--Class A Shares (Note 5)		511,653
Shareholder services fee--Class C Shares (Note 5)		255,768
Account administration fee--Class A Shares		814
Account administration fee--Class C Shares		115
Share registration costs		77,655
Printing and postage		97,671
Insurance premiums		5,389
Interest expense		2,208
Miscellaneous		7,654
TOTAL EXPENSES		5,848,375
Reimbursement and Waiver (Note 5):
Reimbursement of investment adviser fee	$(3,838)
Waiver of administrative personnel and services fee	(9,146)
TOTAL REIMBURSEMENT AND WAIVER		(12,984)
Net expenses			5,835,391
Net investment income			1,186,226
Realized and Unrealized Loss on Investments:
Net realized loss on investments			(25,156,859)
Net change in unrealized appreciation of investments			(20,313,246)
Net realized and unrealized loss on investments			(45,470,105)
Change in net assets resulting from operations			$(44,283,879)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended July 31	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,186,226	$(65,931)
Net realized gain (loss) on investments	(25,156,859)	29,303,764
Net change in unrealized appreciation/depreciation of investments	(20,313,246)	5,456,660
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(44,283,879)	34,694,493
Distributions to Shareholders:
Distributions from net realized gain on investments
Institutional Shares	(6,297,925)	(1,675,959)
Class A Shares	(14,822,479)	(5,228,169)
Class C Shares	(7,853,780)	(2,497,031)
Class K Shares	(32,808)	(3)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(29,006,992)	(9,401,162)
Share Transactions:
Proceeds from sale of shares	148,687,842	235,142,870
Net asset value of shares issued to shareholders in payment of distributions declared	25,603,826	8,258,175
Cost of shares redeemed	(113,566,093)	(69,157,702)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	60,725,575	174,243,343
Redemption fees	--	3,869
Change in net assets	(12,565,296)	199,540,543
Net Assets:
Beginning of period	392,107,482	192,566,939
End of period (including undistributed net investment income of $1,186,226 and $0, respectively)	$379,542,186	$392,107,482

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

July 31, 2008

1. ORGANIZATION

Federated MDT Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of nine portfolios. The financial statements included herein are only those of Federated MDT All Cap Core Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Institutional Shares, Class A Shares, Class C Shares and Class K Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The Financial Highlights of the Institutional Shares are presented separately. The investment objective of the Fund is long-term capital appreciation.

MDT All Cap Core Fund (the "Predecessor Fund") was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund, which commenced offering Class C Shares on September 15, 2005. The Fund commenced offering Class K Shares on December 12, 2006.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their (cost adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear distribution services fees, shareholder services fees, account administration fees and certain transfer and dividend disbursing agent fees unique to those classes. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," on August 1, 2007. As of and during the year ended July 31, 2008, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2008, tax years 2005 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the commonwealth of Massachusetts.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended July 31	2008		2007
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	2,316,132	$37,878,322	2,677,589	$45,134,764
Shares issued to shareholders in payment of distributions declared	306,108	5,075,279	90,311	1,481,998
Shares redeemed	(1,569,357)	(25,328,179)	(537,678)	(8,951,521)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	1,052,883	$17,625,422	2,230,222	$37,665,241

Year Ended July 31	2008		2007
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	4,864,131	$77,675,376	7,981,369	$129,791,451
Shares issued to shareholders in payment of distributions declared	864,495	14,186,366	300,058	4,887,949
Shares redeemed	(3,920,927)	(61,812,706)	(2,963,223)	(48,937,368)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	1,807,699	$30,049,036	5,318,204	$85,742,032

Year Ended July 31	2008		2007
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	1,978,773	$31,441,573	3,709,500	$60,072,675
Shares issued to shareholders in payment of distributions declared	391,649	6,309,458	116,918	1,888,228
Shares redeemed	(1,692,463)	(26,152,035)	(681,786)	(11,263,611)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	677,959	$11,598,996	3,144,632	$50,697,292

Year Ended July 31	2008		2007
Class K Shares:	Shares	Amount	Shares	Amount
Shares sold	106,180	$1,692,571	8,309	$143,980
Shares issued to shareholders in payment of distributions declared	1,982	32,723	--	--
Shares redeemed	(17,383)	(273,173)	(290)	(5,202)
NET CHANGE RESULTING FROM CLASS K SHARE TRANSACTIONS	90,779	$1,452,121	8,019	$138,778
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	3,629,320	$60,725,575	10,701,077	$174,243,343

Redemption Fees

Prior to December 11, 2006, the Predecessor Fund imposed a 2.00% redemption fee to shareholders of the Fund's Institutional Shares, Class A Shares and Class C Shares who redeemed shares held for 30 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, were not subject to the redemption fee. All redemption fees are recorded by the Fund as additions to paid-in capital. For the year ended July 31, 2007, the Predecessor Fund incurred redemption fees for Institutional Shares, Class A Shares and Class C Shares amounted to $508, $2,298 and $1,063, respectively.

4. FEDERAL TAX INFORMATION

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2008 and 2007, was as follows:

	2008	2007
Ordinary income [1]	$21,537,947	$4,625,312
Long-term capital gains	$ 7,469,045	$4,775,850

1 For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of July 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,182,169
Net unrealized depreciation	$(23,556,757)
Capital loss carryforwards and deferrals	$(15,225,451)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At July 31, 2008, the cost of investments for federal tax purposes was $401,399,971. The net unrealized depreciation of investments for federal tax purposes was $23,556,757. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $21,848,796 and net unrealized depreciation from investments for those securities having an excess of cost over value of $45,405,553.

At July 31, 2008, the Fund had a capital loss carryforward of $3,647,165 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire in 2016.

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of July 31, 2008, for federal income tax purposes, post-October losses of $11,578,286 were deferred to August 1, 2008.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Under the investment advisory contract, which is subject to annual review by the Trustees, the Adviser will waive all or a portion of the advisory fee and/or reimburse certain operating expenses (excluding interest, taxes and brokerage commissions) in order to contractually limit the Fund's aggregate annual operating expenses to no more than the following annual percentages for certain classes of the Fund based on average daily net assets:

Share Class Name	Percentage of Average Daily Net Assets of Class
Institutional Shares	1.25%
Class A Shares	1.50%
Class C Shares	2.25%

The Adviser agreed to keep these contractual limitations in place through December 8, 2008.

In addition, after filling its contractual commitment, the Adviser may voluntarily choose to waive and/or reimburse any additional portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

For a period of three years after the fiscal year in which the Adviser waived or reimbursed Fund expenses, the Adviser could seek reimbursement from the Fund to the extent that the Fund's total annual operating expenses are less than the expense limitation. Due to the reorganization of the Fund, expenses cannot be recovered by the Adviser after December 8, 2006.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended July 31, 2008, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $9,146 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class C Shares and Class K Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
Class K Shares	0.50%

Prior to December 11, 2006, the Fund incurred distribution expenses according to the following schedule annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class C Shares	1.00%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2008, FSC retained $232,025 of fees paid by the Fund. For the year ended July 31, 2008, the Fund's Class A Shares did not incur a distribution services fee. On November 15, 2007, the Fund's Trustees approved an amendment to the Plan to reduce the distribution services fee for the Fund's Class A Shares from 0.25% to 0.05%. The amendment to the Plan became effective for the Fund on March 31, 2008.

Sales Charges

For the year ended July 31, 2008, FSC, the principal distributor, retained $55,161 in sales charges from the sale of Class A Shares. FSC also retained $12,726 of contingent deferred sales charges relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

Effective November 11, 2006, The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended July 31, 2008, FSSC received $5,988 of fees paid by the Fund.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2008, the Adviser reimbursed $3,838. Transactions with the affiliated company during the year ended July 31, 2008 were as follows:

Affiliate	Balance of Shares Held 7/31/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2008	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	5,916,667	63,599,312	67,624,686	1,891,293	$1,891,293	$179,957

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2008, were as follows:

Purchases	$837,842,223
Sales	$802,015,313

7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of July 31, 2008, there were no outstanding loans. During the year ended July 31, 2008, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of July 31, 2008, there were no outstanding loans. During the year ended July 31, 2008, the program was not utilized.

9. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds and their respective counsel have been defending this litigation and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended July 31, 2008, the amount of long-term capital gains designated by the Fund was $7,469,045.

For the fiscal year ended July 31, 2008, 18.31% of total income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended July 31, 2008, 18.68% qualify for the dividend-received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES AND
SHAREHOLDERS OF FEDERATED MDT ALL CAP CORE FUND:

We have audited the accompanying statement of assets and liabilities of Federated MDT All Cap Core Fund (the "Fund") (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended July 31, 2005 were audited by another independent registered public accounting firm whose report, dated September 19, 2005 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT All Cap Core Fund, a portfolio of Federated MDT Series, at July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
September 17, 2008

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Trust comprised 8 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology at Barry University and Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2006	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Evaluation and Approval of Advisory Contract - May 2008

FEDERATED MDT ALL CAP CORE FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2008. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees. He also observed that certain funds may exhibit important differences in their objectives and management techniques when compared to other funds placed in the same peer group by ranking organizations, noting in this connection that the Fund's quantitative investment program is of such a type.

For both the one- and three-year periods ending December 31, 2007, the Fund's performance was above the median of the relevant peer group. In addition, the Board was informed by the Adviser that, for the same periods, the Fund outperformed its benchmark index for the one-year period and outperformed its benchmark index for the three-year period.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the Fund's most recently completed fiscal year, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. In this regard, the Board had been previously advised that, while comparisons to fund peer groups are highly important in judging the reasonableness of advisory fees, the Fund's quantitative focus makes fee and expense comparisons particularly difficult. Although the Fund's advisory fee was above the median of the peer range, the peer group of funds varied widely in their complexity, and the management of the Fund is among the more complex relative to its peers. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated MDT All Cap Core Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R106
Cusip 31421R205
Cusip 31421R718

37309 (9/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated MDT All Cap
Core Fund

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2008

Institutional Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended July 31	2008		2007 [1]	2006 [2]	2005	2004
Net Asset Value, Beginning of Period	$16.88		$15.17	$15.32	$13.55	$11.76
Income From Investment Operations:
Net investment income	0.10		0.07 [3]	0.05 [3]	0.03 [3]	0.04
Net realized and unrealized gain (loss) on investments	(1.57)		2.18	0.70	2.87	2.05
TOTAL FROM INVESTMENT OPERATIONS	(1.47)		2.25	0.75	2.90	2.09
Less Distributions:
Distributions from net investment income	--		--	(0.02)	(0.05)	(0.03)
Distributions from net realized gain on investments	(1.19)		(0.54)	(0.88)	(1.08)	(0.27)
TOTAL DISTRIBUTIONS	(1.19)		(0.54)	(0.90)	(1.13)	(0.30)
Net Asset Value, End of Period	$14.22		$16.88	$15.17	$15.32	$13.55
Total Return [4]	(9.71)%		14.92%	4.85%	22.14%	17.78%

Ratios to Average Net Assets:
Net expenses	1.01%		1.07%	1.25%	1.25%	1.25%
Net investment income	0.72%		0.40%	0.28%	0.23%	0.30%
Expense waiver/reimbursement [5]	0.00	% [6]	0.01%	0.05%	0.04%	0.15%
Supplemental Data:
Net assets, end of period (000 omitted)	$86,681		$85,128	$42,656	$43,782	$31,532
Portfolio turnover	199%		225%	212%	204%	96%

1 MDT All Cap Core Fund (the "Predecessor Fund") was reorganized into Federated MDT All Cap Core Fund (the "Fund"), as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.

2 Beginning with the year ended July 31, 2006, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

6 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2008 to July 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 2/1/2008	Ending Account Value 7/31/2008	Expenses Paid During Period [1]
Actual	$1,000	$ 918.00	$4.86
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,019.79	$5.12

1 Expenses are equal to the Fund's annualized net expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half-year period).

Management's Discussion of Fund Performance

The fund's total return for the fiscal year ended July 31, 2008 was (9.71)% for Institutional Shares. The total return of the Russell 3000 ® Index (Russell 3000 ® ) 1 was (10.32)% and the total return of the Lipper Multi-Cap Core Funds Index 2 was (11.11)% for the same reporting period. The fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Russell Index.

1 The Russell 3000 ® Index offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. market. The Russell 3000 is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index is unmanaged and investments can not be made directly in an index.

2 Lipper Indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

MARKET OVERVIEW

Over the 12-month reporting period ending July 31, 2008, domestic equity markets performed poorly in response to ongoing housing market deterioration, credit market distress and general economic weakness. The Russell 3000, ® which represents the performance of the 3,000 largest U.S. companies by market capitalization, finished the period down 10.32%. Small-cap stocks had the best relative results as demonstrated by the (6.71)% return on the Russell 2000 ® Index, 3 which exceeded the (10.10)% and (10.81)% results for the Russell Midcap ® Index 4 and the Russell Top 200 ® Index, 5 respectively. Growth stocks significantly outperformed value stocks during the year, with the Russell 3000 ® Growth Index 6 returning (6.00)% as compared to (14.72)% for the Russell 3000 Value ® Index. 7

The best performing sectors during the reporting period, as measured by the Russell 3000 ® were Energy (up 9.40%), Materials (up 6.75%) and Consumer Staples (up 5.15%). Underperforming sectors included Financials (down 29.29%), Consumer Discretionary (down 23.98%) and Telecommunication Services (down 22.81%).

FUND PERFORMANCE

The most significant positive factor in the fund's performance relative to the Russell 3000 ® was stock selection in the Materials sector. Additionally, the fund's overweight in the Energy sector provided a significant contribution to relative performance. The most significant negative factor in the fund's performance relative to the Russell 3000 ® was its overweight in the Financials sector. Additionally, stock selection and an underweight in the Consumer Staples sector detracted moderately from relative performance.

Individual stocks contributing to the fund's performance relative to the Russell 3000 ® included: Monsanto Company , Apple Computer, Inc., Apache Corporation, General Electric Company and Helmerich & Payne, Inc.

Individual stocks detracting from the fund's performance relative to the Russell 3000 ® included: Bank of America Corporation, JP Morgan Chase & Company, Regions Financial Corporation, MBIA, Inc. and Keycorp.

3 The Russell 2000 ® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The index is unmanaged and investments cannot be made directly in an index.

4 The Russell Midcap ® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 31% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and investments cannot be made directly in an index.

5 Russell Top 200 ® Index measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 69% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and investments cannot be made directly in an index.

6 The Russell 3000 ® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The index is unmanaged and investments cannot be made directly in an index.

7 The Russell 3000 ® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The index is unmanaged and investments cannot be made directly in an index.

GROWTH OF A $25,000 INVESTMENT - INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $25,000 1 in the Federated MDT All Cap Core Fund (Institutional Shares) (the "Fund") from October 1, 2002 (start of performance) to July 31, 2008, compared to the Russell 3000 ® Index (Russell 3000 ® ) 2 and the Lipper Multi-Cap Core Funds Index. 3

Average Annual Total Returns for the Period Ended 7/31/2008
1 Year	(9.71)%
5 Years	9.37%
Start of Performance (10/1/2002)	11.05%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The fund's performance assumes the reinvestment of all dividends and distributions. The Russell 3000® and the Lipper Multi-Cap Core Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Russell 3000® is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the fund's performance. The index is unmanaged and, unlike the fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper Indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At July 31, 2008, the Fund's industry composition 1 was as follows:

Industry	Percentage of Total Net Assets
Crude Oil & Gas Production	5.6%
Multi-Line Insurance	5.4%
Integrated Domestic Oil	5.0%
Life Insurance	4.8%
Integrated International Oil	4.8%
Agricultural Chemicals	4.7%
Property Liability Insurance	4.6%
Telecommunication Equipment & Services	3.8%
Truck Manufacturing	3.5%
Regional Bank	3.4%
Diversified Oil	3.3%
Oil Well Supply	2.7%
Money Center Bank	2.6%
Electric Utility	2.4%
Home Building	2.4%
Commodity Chemicals	2.2%
Railroad	1.9%
Ethical Drugs	1.9%
Internet Services	1.8%
Industry	Percentage of Total Net Assets
Oil Service, Explore & Drill	1.7%
Savings and Loan	1.5%
Software Packaged/Custom	1.5%
Clothing Stores	1.5%
Semiconductor Manufacturing	1.4%
Undesignated Consumer Cyclicals	1.3%
Miscellaneous Food Products	1.3%
Cogeneration	1.3%
Airline - Regional	1.3%
Department Stores	1.2%
Miscellaneous Machinery	1.2%
Miscellaneous Components	1.1%
Printed Circuit Boards	1.0%
Financial Services	1.0%
Other [2]	14.0%
Cash Equivalents [3]	0.5%
Other Assets and Liabilities--Net [4]	0.4%
TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 For purposes of this table, industry classifications which constitute less than 1.0% of the Fund's total net assets have been aggregated under the designation "Other."

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

July 31, 2008

Shares			Value
		COMMON STOCKS--99.1%
		Agricultural Chemicals--4.7%
150,700		Monsanto Co.	$17,949,877
		Agricultural Machinery--0.1%
5,800		Lindsay Manufacturing Co.	535,166
		Airline - Regional--1.3%
14,100	[1]	Alaska Air Group, Inc.	252,108
289,900		Southwest Airlines Co.	4,519,541
		TOTAL	4,771,649
		Aluminum--0.1%
10,000		Kaiser Aluminum Corp.	527,500
		Apparel--0.5%
7,600		Columbia Sportswear Co.	283,556
4,800		Liz Claiborne, Inc.	62,736
37,000	[1]	Warnaco Group, Inc.	1,552,150
		TOTAL	1,898,442
		AT&T Divestiture--0.9%
112,600		AT&T, Inc.	3,469,206
		Auto Original Equipment Manufacturers--0.1%
6,300		Sun Hydraulics Corp.	259,560
6,400		Superior Industries International, Inc.	108,096
		TOTAL	367,656
		Biotechnology--0.1%
12,500	[1]	Affymetrix, Inc.	98,500
6,800	[1]	Martek Biosciences Corp.	255,748
		TOTAL	354,248
Shares			Value
		COMMON STOCKS--continued
		Broadcasting--0.7%
65,900	[1]	American Tower Systems Corp.	$2,761,210
		Building Materials--0.2%
6,000		Apogee Enterprises, Inc.	103,680
23,800	[1]	Owens Corning, Inc.	619,038
6,500		Universal Forest Products, Inc.	175,500
		TOTAL	898,218
		Cable TV--0.0%
5,500	[1]	Viacom, Inc., Class B	153,615
		Clothing Stores--1.5%
7,400	[1]	Children's Place Retail Stores, Inc.	281,570
16,000	[1]	Fossil, Inc.	428,480
42,200	[1]	Hanesbrands, Inc.	904,768
2,900	[1]	Jos A. Bank Clothiers, Inc.	64,960
117,000	[1]	Urban Outfitters, Inc.	3,862,170
		TOTAL	5,541,948
		Cogeneration--1.3%
159,600	[1]	Mirant Corp.	4,885,356
		Commodity Chemicals--2.2%
247,500		Dow Chemical Co.	8,244,225
3,100		PPG Industries, Inc.	187,984
3,600		Westlake Chemical Corp.	63,036
		TOTAL	8,495,245
		Computer Peripherals--0.8%
54,400	[1]	Lexmark International Group, Class A	1,908,352
35,000	[1]	Sandisk Corp.	493,500
19,600	[1]	Western Digital Corp.	564,284
		TOTAL	2,966,136
		Computer Services--0.1%
13,500	[1]	Synnex Corp.	315,360
4,600		Syntel, Inc.	151,570
		TOTAL	466,930
Shares			Value
		COMMON STOCKS--continued
		Computer Stores--0.3%
26,300	[1]	GameStop Corp.	$1,065,413
		Crude Oil & Gas Production--5.6%
141,600		Apache Corp.	15,883,272
48,500		Cimarex Energy Co.	2,527,335
4,000		Devon Energy Corp.	379,560
13,200	[1]	Newfield Exploration Co.	646,536
15,500	[1]	Stone Energy Corp.	790,810
19,600	[1]	Swift Energy Co.	996,072
		TOTAL	21,223,585
		Defense Aerospace--0.7%
32,900		Boeing Co.	2,010,519
7,200	[1]	Spirit Aerosystems Holdings, Inc., Class A	155,952
9,300		Triumph Group, Inc.	492,528
		TOTAL	2,658,999
		Department Stores--1.2%
32,500		Dillards, Inc., Class A	328,575
2,500		Penney (J.C.) Co., Inc.	77,075
42,800	[1]	Saks, Inc.	436,132
45,800	[1]	Sears Holdings Corp.	3,709,800
		TOTAL	4,551,582
		Discount Department Stores--0.3%
14,100	[1]	99 Cents Only Stores	94,329
19,800	[1]	BJ's Wholesale Club, Inc.	743,094
8,200		Family Dollar Stores, Inc.	191,060
		TOTAL	1,028,483
		Diversified Leisure--0.4%
15,100	[1]	Bally Technologies, Inc.	480,029
1,800		Carnival Corp.	66,492
21,600	[1]	Gaylord Entertainment Co.	648,864
15,000	[1]	Pinnacle Entertainment, Inc.	169,500
		TOTAL	1,364,885
Shares			Value
		COMMON STOCKS--continued
		Diversified Oil--3.3%
160,700		Occidental Petroleum Corp.	$12,667,981
		Electric Utility--2.4%
6,300		American Electric Power Co., Inc.	248,850
5,700		Avista Corp.	128,934
36,800		CMS Energy Corp.	496,800
36,200		DTE Energy Co.	1,483,476
16,500	[1]	Dynegy, Inc.	111,045
75,600		Edison International	3,654,504
5,500	[1]	El Paso Electric Co.	113,630
7,600		Hawaiian Electric Industries, Inc.	188,024
7,200		OGE Energy Corp.	235,584
9,500		PPL Corp.	446,120
15,600		Pepco Holdings, Inc.	389,064
9,900		Portland General Electric Co.	232,551
40,600	[1]	Reliant Resources, Inc.	735,266
22,100		SCANA Corp.	799,799
		TOTAL	9,263,647
		Electrical Equipment--0.3%
75,400		Xerox Corp.	1,028,456
		Electronic Instruments--0.2%
3,000		Analogic Corp.	219,540
2,500	[1]	Axsys Technologies, Inc.	183,600
4,900	[1]	Trimble Navigation Ltd.	162,680
		TOTAL	565,820
		Ethical Drugs--1.9%
54,800	[1]	Forest Laboratories, Inc., Class A	1,945,948
108,400	[1]	King Pharmaceuticals, Inc.	1,247,684
72,200		Merck & Co., Inc.	2,375,380
80,000		Pfizer, Inc.	1,493,600
		TOTAL	7,062,612
Shares			Value
		COMMON STOCKS--continued
		Financial Services--1.0%
78,000		Ameriprise Financial, Inc.	$3,315,000
48,500		Fulton Financial Corp.	511,190
		TOTAL	3,826,190
		Gas Distributor--0.1%
7,700		WGL Holdings, Inc.	265,881
		Grocery Chain--0.3%
35,700		Safeway, Inc.	953,904
3,400		Weis Markets, Inc.	129,166
		TOTAL	1,083,070
		Home Building--2.4%
51,500		Centex Corp.	756,020
152,400		D.R. Horton, Inc.	1,694,688
58,700		KB HOME	1,032,533
60,300		Lennar Corp., Class A	729,630
26,500		M.D.C. Holdings, Inc.	1,100,280
1,400	[1]	NVR, Inc.	773,248
117,500		Pulte Homes, Inc.	1,434,675
27,500		Ryland Group, Inc.	566,225
54,600	[1]	Toll Brothers, Inc.	1,096,914
		TOTAL	9,184,213
		Home Health Care--0.0%
3,400	[1]	Amerigroup Corp.	86,360
		Household Appliances--0.1%
2,400		Whirlpool Corp.	181,680
		Industrial Machinery--0.2%
10,500	[1]	Terex Corp.	496,965
2,600		Valmont Industries, Inc.	277,966
		TOTAL	774,931
		Insurance Brokerage--0.1%
10,700		Odyssey Re Holdings Corp.	418,049
		Integrated Domestic Oil--5.0%
6,000	[1]	Callon Petroleum Corp.	137,940
229,900		ConocoPhillips	18,764,438
		TOTAL	18,902,378
Shares			Value
		COMMON STOCKS--continued
		Integrated International Oil--4.8%
216,300		Chevron Corp.	$18,290,328
		Internet Services--1.8%
6,100	[1]	Amazon.com, Inc.	465,674
29,400	[1]	NetFlix, Inc.	908,166
6,300	[1]	Overstock.com, Inc.	111,888
37,100	[1]	Priceline.com, Inc.	4,264,645
35,100	[1]	eBay, Inc.	883,467
		TOTAL	6,633,840
		Jewelry Stores--0.1%
8,100		Tiffany & Co.	306,099
		Leasing--0.2%
14,100		GATX Corp.	641,127
		Life Insurance--4.8%
259,200		MetLife, Inc.	13,159,584
8,500		Principal Financial Group	361,335
25,500		Protective Life Corp.	916,980
26,400		StanCorp Financial Group, Inc.	1,303,896
45,600		Torchmark Corp.	2,647,080
		TOTAL	18,388,875
		Long-Term Care Centers--0.1%
6,900	[1]	Kindred Healthcare, Inc.	186,093
		Lumber Products--0.1%
25,100		Louisiana-Pacific Corp.	212,346
		Maritime--0.8%
7,900	[1]	Kirby Corp.	376,988
32,100		Overseas Shipholding Group, Inc.	2,527,875
		TOTAL	2,904,863
		Medical Supplies--0.0%
3,500	[1]	Kensey Nash Corp.	121,555
1,200		Steris Corp.	41,004
		TOTAL	162,559
		Medical Technology--0.3%
20,000	[1]	Masimo Corp.	755,400
7,400		Stryker Corp.	475,006
		TOTAL	1,230,406
Shares			Value
		COMMON STOCKS--continued
		Metal Fabrication--0.6%
14,200		Mueller Industries, Inc.	$364,514
3,400		Olympic Steel, Inc.	172,890
48,900		Timken Co.	1,614,678
10,900		Worthington Industries, Inc.	193,366
		TOTAL	2,345,448
		Mini-Mill Producer--0.4%
46,300		Commercial Metals Corp.	1,382,055
		Miscellaneous Components--1.1%
89,900		Amphenol Corp., Class A	4,285,533
		Miscellaneous Food Products--1.3%
155,100		Archer-Daniels-Midland Co.	4,440,513
12,200		The Anderson's, Inc.	554,490
		TOTAL	4,995,003
		Miscellaneous Machinery--1.2%
14,200		Fastenal Co.	693,812
19,300		Nordson Corp.	1,363,738
38,300		Parker-Hannifin Corp.	2,362,344
		TOTAL	4,419,894
		Money Center Bank--2.6%
208,500		Bank of America Corp.	6,859,650
77,100		JPMorgan Chase & Co.	3,132,573
		TOTAL	9,992,223
		Mortgage and Title--0.1%
8,300		LandAmerica Financial Group, Inc.	95,367
24,000		PMI Group, Inc.	60,240
18,600		Radian Group, Inc.	32,364
1,100		Stewart Information Services Corp.	19,206
		TOTAL	207,177
		Multi-Industry Capital Goods--0.9%
7,300		Carlisle Cos., Inc.	223,307
8,900	[1]	Ceradyne, Inc.	412,515
6,400		KBR, Inc.	182,400
3,100	[1]	Tecumseh Products Co., Class A	101,525
14,600		Textron, Inc.	634,662
38,400		Tyco International Ltd.	1,711,104
		TOTAL	3,265,513
Shares			Value
		COMMON STOCKS--continued
		Multi-Industry Transportation--0.0%
3,800		Expeditors International Washington, Inc.	$134,938
		Multi-Line Insurance--5.4%
231,450		Allstate Corp.	10,697,619
66,600		Assurant, Inc.	4,003,992
15,000		Cincinnati Financial Corp.	417,600
4,100		FBL Financial Group, Inc., Class A	85,485
22,600		Hanover Insurance Group, Inc.	969,992
600	[1]	Navigators Group, Inc.	28,536
169,800		UNUMProvident Corp.	4,102,368
		TOTAL	20,305,592
		Offshore Driller--0.6%
28,100		ENSCO International, Inc.	1,942,834
5,100	[1]	Hornbeck Offshore Services, Inc.	227,358
		TOTAL	2,170,192
		Oil Service, Explore & Drill--1.7%
1,000	[1]	Dawson Geophysical Co.	65,630
14,700	[1]	Gulfmark Offshore, Inc.	737,646
28,300	[1]	Mariner Energy, Inc.	748,818
76,300	[1]	Pride International, Inc.	2,957,388
31,100	[1]	Unit Corp.	2,100,805
		TOTAL	6,610,287
		Oil Well Supply--2.7%
103,200	[1]	FMC Technologies, Inc.	6,375,696
37,400	[1]	Oil States International, Inc.	2,052,512
19,200	[1]	Superior Energy Services, Inc.	910,656
28,900	[1]	Weatherford International Ltd.	1,090,397
		TOTAL	10,429,261
		Other Communications Equipment--0.1%
42,500	[1]	Tellabs, Inc.	218,450
		Paper Products--0.2%
25,000		MeadWestvaco Corp.	670,250
		Personal Loans--0.0%
4,700	[1]	World Acceptance Corp.	153,972
		Personnel Agency--0.0%
3,900	[1]	Kenexa Corp.	72,891
Shares			Value
		COMMON STOCKS--continued
		Poultry Products--0.2%
15,200		Sanderson Farms, Inc.	$604,048
		Printed Circuit Boards--1.0%
9,700	[1]	Benchmark Electronics, Inc.	142,008
254,000	[1]	Marvell Technology Group Ltd.	3,756,660
		TOTAL	3,898,668
		Property Liability Insurance--4.6%
38,000		American Financial Group, Inc.	1,100,860
158,300		Chubb Corp.	7,604,732
188,200		The Travelers Cos., Inc.	8,303,384
5,100		Transatlantic Holdings, Inc.	295,494
		TOTAL	17,304,470
		Psychiatric Centers--0.2%
23,700	[1]	Psychiatric Solutions, Inc.	829,974
		Railroad--1.9%
43,000		CSX Corp.	2,905,940
53,700		Union Pacific Corp.	4,427,028
		TOTAL	7,332,968
		Recreational Vehicles--0.0%
4,200		Harley Davidson, Inc.	158,928
		Regional Bank--3.4%
294,400		BB&T Corp.	8,249,088
18,200		Bancorpsouth, Inc.	387,660
11,000		City National Corp.	540,430
3,200		FirstMerit Corp.	62,976
22,100		M & T Bank Corp.	1,555,398
14,600		Oriental Financial Group	253,602
11,700		PacWest Bancorp	217,854
41,500		TCF Financial Corp.	529,125
10,700		Trustmark Corp.	193,242
10,600		UnionBanCal Corp.	569,432
1,500		Whitney Holding Corp.	30,840
13,100		Wilmington Trust Corp.	308,767
		TOTAL	12,898,414
Shares			Value
		COMMON STOCKS--continued
		Restaurant--0.1%
1,900	[1]	Buffalo Wild Wings, Inc.	$62,567
7,800	[1]	Panera Bread Co.	390,780
		TOTAL	453,347
		Roofing & Wallboard--0.2%
30,400	[1]	USG Corp.	872,480
		Savings and Loan--1.5%
7,900		Downey Financial Corp.	16,669
103,900		Federal Home Loan Mortgage Corp.	848,863
160,800		Federal National Mortgage Association	1,849,200
103,500		Hudson City Bancorp, Inc.	1,889,910
25,500		Newalliance Bancshares, Inc.	330,990
27,300		Washington Federal, Inc.	507,780
12,900		Webster Financial Corp. Waterbury	256,194
		TOTAL	5,699,606
		Securities Brokerage--0.5%
2,100	[1]	FCStone Group, Inc.	40,446
13,900	[1]	Interactive Brokers Group, Inc., Class A	390,034
9,200	[1]	KBW, Inc.	243,064
25,500	[1]	Knight Capital Group, Inc., Class A	417,945
5,000	[1]	Piper Jaffray Cos., Inc.	177,500
11,400		Raymond James Financial, Inc.	329,460
8,700		SWS Group, Inc.	164,604
		TOTAL	1,763,053
		Semiconductor Distribution--0.0%
8,500	[1]	FormFactor, Inc.	147,900
		Semiconductor Manufacturing--1.4%
183,400	[1]	Broadcom Corp.	4,454,786
146,600	[1]	Micron Technology, Inc.	708,078
5,500	[1]	Silicon Laboratories, Inc.	179,905
		TOTAL	5,342,769
Shares			Value
		COMMON STOCKS--continued
		Semiconductor Manufacturing Equipment--0.1%
24,500	[1]	Novellus Systems, Inc.	$499,065
		Services to Medical Professionals -0.1%
9,100	[1]	Athenahealth, Inc.	274,820
		Shoes--0.2%
4,900	[1]	Deckers Outdoor Corp.	553,749
17,600	[1]	Skechers USA, Inc., Class A	332,640
		TOTAL	886,389
		Software Packaged/Custom--1.5%
12,000	[1]	Advent Software, Inc.	522,480
4,000	[1]	CSG Systems International, Inc.	70,960
105,000	[1]	Computer Sciences Corp.	4,973,850
10,700	[1]	Wind River Systems, Inc.	125,511
		TOTAL	5,692,801
		Specialty Chemicals--0.2%
8,100		Minerals Technologies, Inc.	522,531
3,400	[1]	OM Group, Inc.	114,240
		TOTAL	636,771
		Specialty Retailing--0.7%
22,900	[1]	Cabela's, Inc., Class A	266,098
32,000		Costco Wholesale Corp.	2,005,760
11,000		Pep Boys-Manny Moe & Jack	81,180
400	[1]	Tractor Supply Co.	15,204
4,000		Williams-Sonoma, Inc.	69,760
13,900	[1]	Zale Corp.	307,468
		TOTAL	2,745,470
		Telecomm Equipment & Services--3.8%
64,600	[1]	ADC Telecommunications, Inc.	611,116
682,400		Corning, Inc.	13,654,824
		TOTAL	14,265,940
Shares			Value
		COMMON STOCKS--continued
		Toys & Games--0.1%
18,200	[1]	JAKKS Pacific, Inc.	$400,036
		Truck Manufacturing--3.5%
177,400		Cummins, Inc.	11,768,716
31,500		PACCAR, Inc.	1,324,890
		TOTAL	13,093,606
		Trucking--0.3%
2,800		Arkansas Best Corp.	103,992
17,300		Ryder System, Inc.	1,141,108
		TOTAL	1,245,100
		Undesignated Consumer Cyclicals--1.3%
7,300	[1]	CoStar Group, Inc.	364,197
1,800	[1]	Covance, Inc.	165,240
53,000		DeVRY, Inc.	3,010,930
9,400	[1]	Parexel International Corp.	274,762
27,700		Pharmaceutical Product Development, Inc.	1,056,478
8,900		Speedway Motorsports, Inc.	171,859
		TOTAL	5,043,466
		TOTAL COMMON STOCKS (IDENTIFIED COST $389,146,119)	375,951,921
		MUTUAL FUND--0.5%
1,891,293	[2,3]	Prime Value Obligations Fund, Institutional Shares, 2.58% (AT NET ASSET VALUE)	1,891,293
		TOTAL INVESTMENTS--99.6% (IDENTIFIED COST $391,037,412) [4]	377,843,214
		OTHER ASSETS AND LIABILITIES - NET--0.4% [5]	1,698,972
		TOTAL NET ASSETS--100%	$379,542,186

1 Non-income producing security.

2 Affiliated company.

3 7-Day net yield.

4 The cost of investments for federal tax purposes amounts to $401,399,971.

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2008.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

July 31, 2008

Assets:
Total investments in securities, at value including $1,891,293 of investments in an affiliated issuer (Note 5) (identified cost $391,037,412)		$377,843,214
Cash		677,078
Income receivable		434,017
Receivable for investments sold		2,736,236
Receivable for shares sold		1,036,811
TOTAL ASSETS		382,727,356
Liabilities:
Payable for investments purchased	$1,990,242
Payable for shares redeemed	806,538
Payable for distribution services fee (Note 5)	60,114
Payable for shareholder services fee (Note 5)	175,047
Accrued expenses	153,229
TOTAL LIABILITIES		3,185,170
Net assets for 27,099,539 shares outstanding		$379,542,186
Net Assets Consist of:
Paid-in capital		$417,142,225
Net unrealized depreciation of investments		(13,194,198)
Accumulated net realized loss on investments		(25,592,067)
Undistributed net investment income		1,186,226
TOTAL NET ASSETS		$379,542,186
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($86,681,060 ÷ 6,094,730 shares outstanding), no par value, unlimited shares authorized		$14.22
Offering price per share		$14.22
Redemption proceeds per share		$14.22
Class A Shares:
Net asset value per share ($194,867,302 ÷ 13,869,526 shares outstanding), no par value, unlimited shares authorized		$14.05
Offering price per share (100/94.50 of $14.05) [1]		$14.87
Redemption proceeds per share		$14.05
Class C Shares:
Net asset value per share ($96,600,960 ÷ 7,036,485 shares outstanding), no par value, unlimited shares authorized		$13.73
Offering price per share		$13.73
Redemption proceeds per share (99.00/100 of $13.73) [1]		$13.59
Class K Shares:
Net asset value per share ($1,392,864 ÷ 98,798 shares outstanding), no par value, unlimited shares authorized		$14.10
Offering price per share		$14.10
Redemption proceeds per share		$14.10

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended July 31, 2008

Investment Income:
Dividends (including $179,957 received from an affiliated issuer (Note 5) and net of foreign taxes withheld of $370)			$7,021,617
Expenses:
Investment adviser fee (Note 5)		$3,048,726
Administrative personnel and services fee (Note 5)		318,594
Custodian fees		45,162
Transfer and dividend disbursing agent fees and expenses--Institutional Shares		76,674
Transfer and dividend disbursing agent fees and expenses--Class A Shares		235,299
Transfer and dividend disbursing agent fees and expenses--Class C Shares		179,185
Transfer and dividend disbursing agent fees and expenses--Class K Shares		1,962
Directors'/Trustees' fees		5,246
Auditing fees		24,700
Legal fees		15,958
Portfolio accounting fees		133,610
Distribution services fee--Class C Shares (Note 5)		801,234
Distribution services fee--Class K Shares (Note 5)		3,098
Shareholder services fee--Class A Shares (Note 5)		511,653
Shareholder services fee--Class C Shares (Note 5)		255,768
Account administration fee--Class A Shares		814
Account administration fee--Class C Shares		115
Share registration costs		77,655
Printing and postage		97,671
Insurance premiums		5,389
Interest expense		2,208
Miscellaneous		7,654
TOTAL EXPENSES		5,848,375
Reimbursement and Waiver (Note 5):
Reimbursement of investment adviser fee	$(3,838)
Waiver of administrative personnel and services fee	(9,146)
TOTAL REIMBURSEMENT AND WAIVER		(12,984)
Net expenses			5,835,391
Net investment income			1,186,226
Realized and Unrealized Loss on Investments:
Net realized loss on investments			(25,156,859)
Net change in unrealized appreciation of investments			(20,313,246)
Net realized and unrealized loss on investments			(45,470,105)
Change in net assets resulting from operations			$(44,283,879)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended July 31	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,186,226	$(65,931)
Net realized gain (loss) on investments	(25,156,859)	29,303,764
Net change in unrealized appreciation/depreciation of investments	(20,313,246)	5,456,660
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(44,283,879)	34,694,493
Distributions to Shareholders:
Distributions from net realized gain on investments
Institutional Shares	(6,297,925)	(1,675,959)
Class A Shares	(14,822,479)	(5,228,169)
Class C Shares	(7,853,780)	(2,497,031)
Class K Shares	(32,808)	(3)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(29,006,992)	(9,401,162)
Share Transactions:
Proceeds from sale of shares	148,687,842	235,142,870
Net asset value of shares issued to shareholders in payment of distributions declared	25,603,826	8,258,175
Cost of shares redeemed	(113,566,093)	(69,157,702)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	60,725,575	174,243,343
Redemption fees	--	3,869
Change in net assets	(12,565,296)	199,540,543
Net Assets:
Beginning of period	392,107,482	192,566,939
End of period (including undistributed net investment income of $1,186,226 and $0, respectively)	$379,542,186	$392,107,482

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

July 31, 2008

1. ORGANIZATION

Federated MDT Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of nine portfolios. The financial statements included herein are only those of Federated MDT All Cap Core Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Institutional Shares, Class A Shares, Class C Shares and Class K Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The Financial Highlights of the Class A Shares, Class C Shares and Class K Shares are presented separately. The investment objective of the Fund is long-term capital appreciation.

MDT All Cap Core Fund (the "Predecessor Fund") was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund, which commenced offering Class C Shares on September 15, 2005. The Fund commenced offering Class K Shares on December 12, 2006.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their (cost adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear distribution services fees, shareholder services fees, account administration fees and certain transfer and dividend disbursing agent fees unique to those classes. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," on August 1, 2007. As of and during the year ended July 31, 2008, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2008, tax years 2005 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the commonwealth of Massachusetts.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended July 31	2008		2007
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	2,316,132	$37,878,322	2,677,589	$45,134,764
Shares issued to shareholders in payment of distributions declared	306,108	5,075,279	90,311	1,481,998
Shares redeemed	(1,569,357)	(25,328,179)	(537,678)	(8,951,521)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	1,052,883	$17,625,422	2,230,222	$37,665,241

Year Ended July 31	2008		2007
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	4,864,131	$77,675,376	7,981,369	$129,791,451
Shares issued to shareholders in payment of distributions declared	864,495	14,186,366	300,058	4,887,949
Shares redeemed	(3,920,927)	(61,812,706)	(2,963,223)	(48,937,368)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	1,807,699	$30,049,036	5,318,204	$85,742,032

Year Ended July 31	2008		2007
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	1,978,773	$31,441,573	3,709,500	$60,072,675
Shares issued to shareholders in payment of distributions declared	391,649	6,309,458	116,918	1,888,228
Shares redeemed	(1,692,463)	(26,152,035)	(681,786)	(11,263,611)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	677,959	$11,598,996	3,144,632	$50,697,292

Year Ended July 31	2008		2007
Class K Shares:	Shares	Amount	Shares	Amount
Shares sold	106,180	$1,692,571	8,309	$143,980
Shares issued to shareholders in payment of distributions declared	1,982	32,723	--	--
Shares redeemed	(17,383)	(273,173)	(290)	(5,202)
NET CHANGE RESULTING FROM CLASS K SHARE TRANSACTIONS	90,779	$1,452,121	8,019	$138,778
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	3,629,320	$60,725,575	10,701,077	$174,243,343

Redemption Fees

Prior to December 11, 2006, the Predecessor Fund imposed a 2.00% redemption fee to shareholders of the Fund's Institutional Shares, Class A Shares and Class C Shares who redeemed shares held for 30 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, were not subject to the redemption fee. All redemption fees are recorded by the Fund as additions to paid-in capital. For the year ended July 31, 2007, the Predecessor Fund incurred redemption fees for Institutional Shares, Class A Shares and Class C Shares amounted to $508, $2,298 and $1,063, respectively.

4. FEDERAL TAX INFORMATION

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2008 and 2007, was as follows:

	2008	2007
Ordinary income [1]	$21,537,947	$4,625,312
Long-term capital gains	$ 7,469,045	$4,775,850

1 For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of July 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,182,169
Net unrealized depreciation	$(23,556,757)
Capital loss carryforwards and deferrals	$(15,225,451)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At July 31, 2008, the cost of investments for federal tax purposes was $401,399,971. The net unrealized depreciation of investments for federal tax purposes was $23,556,757. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $21,848,796 and net unrealized depreciation from investments for those securities having an excess of cost over value of $45,405,553.

At July 31, 2008, the Fund had a capital loss carryforward of $3,647,165 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire in 2016.

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of July 31, 2008, for federal income tax purposes, post-October losses of $11,578,286 were deferred to August 1, 2008.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Under the investment advisory contract, which is subject to annual review by the Trustees, the Adviser will waive all or a portion of the advisory fee and/or reimburse certain operating expenses (excluding interest, taxes and brokerage commissions) in order to contractually limit the Fund's aggregate annual operating expenses to no more than the following annual percentages for certain classes of the Fund based on average daily net assets:

Share Class Name	Percentage of Average Daily Net Assets of Class
Institutional Shares	1.25%
Class A Shares	1.50%
Class C Shares	2.25%

The Adviser agreed to keep these contractual limitations in place through December 8, 2008.

In addition, after filling its contractual commitment, the Adviser may voluntarily choose to waive and/or reimburse any additional portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

For a period of three years after the fiscal year in which the Adviser waived or reimbursed Fund expenses, the Adviser could seek reimbursement from the Fund to the extent that the Fund's total annual operating expenses are less than the expense limitation. Due to the reorganization of the Fund, expenses cannot be recovered by the Adviser after December 8, 2006.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended July 31, 2008, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $9,146 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class C Shares and Class K Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
Class K Shares	0.50%

Prior to December 11, 2006, the Fund incurred distribution expenses according to the following schedule annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class C Shares	1.00%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2008, FSC retained $232,025 of fees paid by the Fund. For the year ended July 31, 2008, the Fund's Class A Shares did not incur a distribution services fee. On November 15, 2007, the Fund's Trustees approved an amendment to the Plan to reduce the distribution services fee for the Fund's Class A Shares from 0.25% to 0.05%. The amendment to the Plan became effective for the Fund on March 31, 2008.

Sales Charges

For the year ended July 31, 2008, FSC, the principal distributor, retained $55,161 in sales charges from the sale of Class A Shares. FSC also retained $12,726 of contingent deferred sales charges relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

Effective November 11, 2006, The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended July 31, 2008, FSSC received $5,988 of fees paid by the Fund.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2008, the Adviser reimbursed $3,838. Transactions with the affiliated company during the year ended July 31, 2008 were as follows:

Affiliate	Balance of Shares Held 7/31/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2008	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	5,916,667	63,599,312	67,624,686	1,891,293	$1,891,293	$179,957

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2008, were as follows:

Purchases	$837,842,223
Sales	$802,015,313

7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of July 31, 2008, there were no outstanding loans. During the year ended July 31, 2008, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of July 31, 2008, there were no outstanding loans. During the year ended July 31, 2008, the program was not utilized.

9. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds and their respective counsel have been defending this litigation and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended July 31, 2008, the amount of long-term capital gains designated by the Fund was $7,469,045.

For the fiscal year ended July 31, 2008, 18.31% of total income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended July 31, 2008, 18.68% qualify for the dividend-received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES AND
SHAREHOLDERS OF FEDERATED MDT ALL CAP CORE FUND:

We have audited the accompanying statement of assets and liabilities of Federated MDT All Cap Core Fund (the "Fund") (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended July 31, 2005 were audited by another independent registered public accounting firm whose report, dated September 19, 2005 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT All Cap Core Fund, a portfolio of Federated MDT Series, at July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
September 17, 2008

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Trust comprised 8 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology at Barry University and Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex;

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2006	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Evaluation and Approval of Advisory
Contract - May 2008

FEDERATED MDT ALL CAP CORE FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2008. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees. He also observed that certain funds may exhibit important differences in their objectives and management techniques when compared to other funds placed in the same peer group by ranking organizations, noting in this connection that the Fund's quantitative investment program is of such a type.

For both the one- and three-year periods ending December 31, 2007, the Fund's performance was above the median of the relevant peer group. In addition, the Board was informed by the Adviser that, for the same periods, the Fund outperformed its benchmark index for the one-year period and outperformed its benchmark index for the three-year period.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the Fund's most recently completed fiscal year, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. In this regard, the Board had been previously advised that, while comparisons to fund peer groups are highly important in judging the reasonableness of advisory fees, the Fund's quantitative focus makes fee and expense comparisons particularly difficult. Although the Fund's advisory fee was above the median of the peer range, the peer group of funds varied widely in their complexity, and the management of the Fund is among the more complex relative to its peers. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated MDT All CapCore Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R304

37312 (9/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated MDT Balanced Fund

Established 2002

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2008

Class A Shares
Class C Shares
Class K Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,		Period Ended
	2008	2007 [1]	7/31/2006	[2]
Net Asset Value, Beginning of Period	$13.75	$13.21	$13.67
Income From Investment Operations:
Net investment income	0.28 [3]	0.20 [3]	0.18	[3]
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	(1.00)	1.15	0.46
TOTAL FROM INVESTMENT OPERATIONS	(0.72)	1.35	0.64
Less Distributions:
Distributions from net investment income	(0.17)	(0.16)	(0.17)
Distributions from net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	(0.35)	(0.65)	(0.93)
TOTAL DISTRIBUTIONS	(0.52)	(0.81)	(1.10)
Net Asset Value, End of Period	$12.51	$13.75	$13.21
Total Return [4]	(5.60)%	10.39%	4.85%

Ratios to Average Net Assets:
Net expenses	1.31%	1.40%	1.50	% [5]
Net investment income	2.08%	1.42%	1.60	% [5]
Expense waiver/reimbursement [6]	0.03%	0.13%	0.17	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$153,458	$51,167	$1,962
Portfolio turnover	158%	174%	139	% [7]

1 MDT Balanced Fund (the "Predecessor Fund") was reorganized into Federated MDT Balanced Fund (the "Fund") as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

7 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended July 31, 2006.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,		Period Ended
	2008	2007 [1]	7/31/2006	[2]
Net Asset Value, Beginning of Period:	$13.60	$13.13	$13.67
Income From Investment Operations:
Net investment income	0.19 [3]	0.09 [3]	0.10	[3]
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	(1.00)	1.14	0.44
TOTAL FROM INVESTMENT OPERATIONS	(0.81)	1.23	0.54
Less Distributions:
Distributions from net investment income	(0.14)	(0.11)	(0.15)
Distributions from net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	(0.35)	(0.65)	(0.93)
TOTAL DISTRIBUTIONS	(0.49)	(0.76)	(1.08)
Net Asset Value, End of Period	$12.30	$13.60	$13.13
Total Return [4]	(6.28)%	9.50%	4.04%

Ratios to Average Net Assets:
Net expenses	2.05%	2.15%	2.25	% [5]
Net investment income	1.41%	0.66%	0.85	% [5]
Expense waiver/reimbursement [6]	0.03%	0.16%	0.17	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$82,033	$15,775	$3,910
Portfolio turnover	158%	174%	139	% [7]

1 The Predecessor Fund was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

7 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended
July 31, 2006.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class K Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended	Period Ended
	7/31/2008	7/31/2007	[1]
Net Asset Value, Beginning of Period	$13.77	$14.28
Income From Investment Operations:
Net investment income	0.20 [2]	0.05	[2]
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	(0.98)	0.26
TOTAL FROM INVESTMENT OPERATIONS	(0.78)	0.31
Less Distributions:
Distributions from net investment income	(0.13)	(0.17)
Distributions from net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	(0.35)	(0.65)
TOTAL DISTRIBUTIONS	(0.48)	(0.82)
Net Asset Value, End of Period	$12.51	$13.77
Total Return [3]	(6.01)%	2.33%

Ratios to Average Net Assets:
Net expenses	1.77%	1.90	% [4]
Net investment income	1.53%	0.60	% [4]
Expense waiver/reimbursement [5]	0.02%	0.05	% [4]
Supplemental Data:
Net assets, end of period (000 omitted)	$708	$18
Portfolio turnover	158%	174	% [6]
1 Reflects operations for the period from December 12, 2006 (date of initial public investment) to July 31, 2007.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 Computed on an annualized basis.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

6 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended July 31, 2007.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2008 to July 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 2/1/2008	Ending Account Value 7/31/2008	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$ 947.00	$ 6.24
Class C Shares	$1,000	$ 943.30	$ 9.81
Class K Shares	$1,000	$ 944.90	$ 8.51
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,018.45	$ 6.47
Class C Shares	$1,000	$1,014.77	$10.17
Class K Shares	$1,000	$1,016.11	$ 8.82

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.29%
Class C Shares	2.03%
Class K Shares	1.76%

Management's Discussion of Fund Performance

For the reporting period ended July 31, 2008 the fund's Class A, Class C and Class K shares produced total returns of (5.60)%, (6.28)% and (6.01)%, respectively, at net asset value. The Standard & Poor's 500 Index 1 and the Lehman Brothers Aggregate Bond Index ("Lehman Aggregate") 2 returned (11.09)% and 6.15%, respectively, while the Lipper Balanced Funds Index returned (5.17)%. 3

1 The Standard & Poor's 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made directly in an index.

2 The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. Investments cannot be made directly in an index.

3 Lipper Indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

MARKET OVERVIEW

Over the 12-month period ended July 31, 2008, domestic equity markets performed poorly in response to ongoing housing market deterioration, credit market distress and general economic weakness. The Russell 3000 ® Index, 4 which represents the performance of the 3000 largest U.S. companies by market capitalization, finished the period down 10.32%. Small-cap stocks 5 had the best relative results as demonstrated by the (6.71)% return on the Russell 2000 ® Index, 6 which exceeded the (10.10)% and (10.81)% results for the Russell Midcap ® Index 7 and the Russell Top 200 ® Index, 8 respectively. Growth stocks significantly outperformed value stocks during the year, with the Russell 3000 ® Growth Index 9 returning (6.11)% as compared to (14.75)% for the Russell 3000 Value ® Index. 10

The best performing sectors during the period, as measured by the Russell 3000 ® Index, were Energy (up 9.40%), Materials (up 6.75%) and Consumer Staples (up 5.15%). Underperforming sectors included Financials (down 29.29%), Consumer Discretionary (down 23.98%) and Telecommunication Services (down 22.81%).

4 The Russell 3000 Index offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. market. The Russell 3000 is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index is unmanaged and investments cannot be made directly in an index.

5 Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

6 The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The index is unmanaged and investments cannot be made directly in an index.

7 The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 31% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and investments cannot be made directly in an index.

8 The Russell Top 200 Index measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 69% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and investments cannot be made directly in an index.

9 The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The index is unmanaged and investments cannot be made directly in an index.

10 The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The index is unmanaged and investments cannot be made directly in an index.

Real Estate Investment Trust ("REIT") fundamentals held up well through what was an extremely difficult environment. Although negative, performance was solid on a relative basis as demonstrated by the (5.40)% return on the S&P REIT Index. 11

International equity performance 12 benefited from a decline in the value of the dollar over the period. Emerging markets, which generally experienced stronger economic growth, outperformed developed markets as evidenced by the (4.36)% return on the MSCI Emerging Markets Free Index, 13 which exceeded the (12.19)% return on the MSCI EAFE Index. 14

Fixed-income markets experienced a tumultuous period which featured aggressive and innovative actions on the part of the Federal Reserve Board (the "Fed"), a dramatic reduction in yields on U.S. Treasuries and significant widening in yield spreads on risk-bearing instruments. The Fed reduced the target federal funds rate on seven occasions totaling 3.25% during the period which contributed to a meaningful decline in treasury yields, most significantly at the short end of the curve. Responding to disruptions in the money markets and asset-backed securities markets, the Fed also introduced new lending facilities in an effort to provide liquidity. The collapse in housing prices and increasing uncertainty about the economy led to an increase in risk premiums across credit markets. The average yield of the Lehman Aggregate stood at 5.14% on July 31, 2008, compared to 5.57% 12 months earlier.

11 The S&P REIT Index tracks the market performance of U.S. Real Estate Investment Trusts, known as REITs. It consists of 100 REITs chosen for their liquidity and importance in representing a diversified real estate portfolio. Investments in REITs involve special risks associated with an investment in real estate, such as limited liquidity and interest rate risks. The index is unmanaged and investments cannot be made directly in an index.

12 International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries, and currency risks and political risks are accentuated in emerging markets.

13 The MSCI Emerging Markets Free Index is an unmanaged index reflecting approximately 60% of the market capitalization, by industry, in each of 26 emerging market countries. The index is unmanaged and investments cannot be made directly in an index.

14 The MSCI EAFE Index measures international equity performance. It comprises 21 MSCI country indices, representing the developed markets outside of North America. The index is unmanaged and investments cannot be made directly in an index.

ASSET ALLOCATION

During the reporting period, equity investments accounted for an average of approximately 66% of the portfolio while fixed income and cash averaged 34%. Cash balances were maintained at an average of more than 5% of fund assets in response to the volatility in the market, which helped performance. Within the fund's equity portfolio, investments in international equities and REITs contributed negatively to fund performance as these allocations underperformed.

EQUITIES

Domestic equity investments, which are managed under our proprietary All Cap Core strategy, marginally outperformed their benchmark, the Russell 3000 ® Index, during the period. An overweight to the Energy sector provided the most significant positive contribution to relative results. The most significant negative contributions to relative performance resulted from an overweight to the Financial sector, which underperformed, and an underweight to the Consumer Staples sector, which outperformed.

International equity investments underperformed the MSCI EAFE Index during the period. The international allocation was reduced over the course of the year and performance was negatively affected by the timing of these moves in what was a very volatile period. REIT investments performed poorly, however, the allocation to this sector was much lower than the fund has historically maintained, at an average of just 2.5% of assets, so the impact on fund performance was marginal.

FIXED INCOME

The bond portion of the fund outperformed its benchmark (the Lehman Aggregate) modestly during the period. Three of the five portfolio tools we used to manage fixed-income investments (duration, 15 yield curve and security selection) added value to varying degrees. Sector was the lone exception, with overweights to mortgage-backed securities, commercial mortgage-backed securities, and high yield providing a considerable drag on performance. 16 Another tool, currency management, had little effect on results. Security selection in the corporate areas (investment-grade and high yield) contributed positively to results during the year.

1 5 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

16 High-yield, lower-rated securities generally entail greater market, credit and liquidity risk than investment-grade securities and may include higher volatility and higher risk of default. Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated MDT Balanced Fund (Class A Shares) (the "Fund") from October 1, 2002 (start of performance) to July 31, 2008, compared to the Standard and Poor's 500 Index (S&P 500), 2 the Lipper Balanced Funds Index (LBFI) 3 and the Lehman Brothers Aggregate Bond Index (LBAB). 2

Average Annual Total Returns for the Period Ended 7/31/2008
1 Year	(10.79)%
5 Years	6.83%
Start of Performance (10/1/2002) [4]	8.22%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, LBAB and the LBFI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and the LBAB are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the fund's performance. The indexes are unmanaged and, unlike the fund, are not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper Indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. Lipper figures do not reflect sales charges.

4 The start of performance date was October 1, 2002. Class A Shares of the fund were offered beginning September 15, 2005. Performance results shown before that date are for the fund's Institutional Shares and have been adjusted for the maximum sales charge and total annual operating expenses applicable to the fund's Class A Shares. The fund's Institutional Shares commenced operations on October 1, 2002. The fund's Class A Shares annual returns would have been substantially similar to those of the fund's Institutional Shares because Shares of each class are invested in the same portfolio of securities.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated MDT Balanced Fund (Class C Shares) (the "Fund") from October 1, 2002 (start of performance) to July 31, 2008, compared to the Standard and Poor's 500 Index (S&P 500), 2 the Lipper Balanced Funds Index (LBFI) 3 and the Lehman Brothers Aggregate Bond Index (LBAB). 2

Average Annual Total Returns for the Period Ended 7/31/2008
1 Year	(7.19)%
5 Years	7.21%
Start of Performance (10/1/2002) [4]	8.43%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 1.00%, as applicable.

1 Represents a hypothetical investment of $10,000 in the fund. The maximum CDSC is 1.00% on any redemption less than one year from the purchase date. The fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, LBAB and LBFI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and LBAB are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the fund's performance. The indexes are unmanaged and, unlike the fund, are not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper Indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. Lipper figures do not reflect sales charges.

4 The start of performance date was October 1, 2002. Class C Shares of the fund were offered beginning September 15, 2005. Performance results shown before that date are for the fund's Institutional Shares and have been adjusted for the maximum CDSC and total annual operating expenses applicable to the fund's Class C Shares. The fund's Institutional Shares commenced operations on October 1, 2002. The fund's Class C Shares annual returns would have been substantially similar to those of the fund's Institutional Shares because Shares of each class are invested in the same portfolio of securities.

GROWTH OF A $10,000 INVESTMENT - CLASS K SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated MDT Balanced Fund (Class K Shares) (the "Fund") from October 1, 2002 (start of performance) to July 31, 2008, compared to the Standard and Poor's 500 Index (S&P 500), 2 the Lipper Balanced Funds Index 3 and the Lehman Brothers Aggregate Bond Index (LBAB). 2

Average Annual Total Returns for the Period Ended 7/31/2008
1 Year	(6.01)%
5 Years	7.58%
Start of Performance (10/1/2002) [4]	8.80%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, LBAB and the LBFI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and the LBAB are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the fund's performance. The indexes are unmanaged and, unlike the fund, are not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper Indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. Lipper figures do not reflect sales charges.

4 The start of performance date was October 1, 2002. Class K Shares of the fund were offered beginning December 12, 2006. Performance results shown before that date are for the fund's Institutional Shares and have been adjusted for total annual operating expenses applicable to the fund's Class K Shares. The fund's Institutional Shares commenced operations on October 1, 2002. The fund's Class K Shares annual returns would have been substantially similar to those of the Fund's Institutional Shares because Shares of each class are invested in the same portfolio of securities.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Tables

At July 31, 2008, the Fund's portfolio composition 1 was as follows:

Security Type	Percentage of Total Net Assets
Domestic Equity	55.5%
Mortgage-Backed Securities	12.4%
Corporate Debt Securities	8.5%
U.S. Treasury and Agency Securities [2]	5.9%
Collateralized Mortgage Obligations	3.8%
Foreign Stock ETF	3.3%
International Equity	1.4%
Adjustable Rate Mortgage Securities	1.4%
Foreign Debt Securities	1.1%
Asset-Backed Securities	0.5%
Derivative Contracts [3,4]	0.0%
Cash Equivalents [5]	8.5%
Other Assets and Liabilities--Net [6]	(2.3)%
TOTAL	100.0%

1 See the Fund's Prospectus for a description of the principal types of securities in which the Fund invests. As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of these tables, the affiliated investment company (other than an affiliated money market fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.

2 Also includes $3,500,592 held in U.S. Treasuries pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding futures contract.

3 Based upon net unrealized appreciation (depreciation) on the derivative contracts. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) may indicate. In many cases, the notional value or notional principal amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation) and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this report.

4 Represents less than 0.1%.

5 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

6 Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.

At July 31, 2008, the Fund's industry composition 7 for its equity securities was as follows:

Industry	Percentage of Equity Securities
Crude Oil & Gas Production	5.6%
Multi-Line Insurance	4.9%
Agricultural Chemicals	4.8%
Integrated Domestic Oil	4.7%
Integrated International Oil	4.6%
Real Estate Investment Trusts	4.5%
Life Insurance	4.4%
Property Liability Insurance	4.3%
Telecommunication Equipment & Services	3.8%
Truck Manufacturing	3.3%
Diversified Oil	3.1%
Regional Bank	2.9%
Money Center Bank	2.7%
Oil Well Supply	2.6%
Electric Utility	2.5%
Commodity Chemicals	2.1%
Home Building	2.0%
Ethical Drugs	1.9%
Railroad	1.8%
Oil Service, Explore & Drill	1.8%
Internet Services	1.7%
Other [8]	30.0%
TOTAL	100.0%

7 Industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.

8 For purposes of this table, industry classifications which constitute less than 1.0% of the Fund's equity securities have been aggregated under the designation "Other."

Portfolio of Investments

July 31, 2008

Shares			Value
		COMMON STOCKS--56.9%
		Agricultural Chemicals--2.7%
70,600		Monsanto Co.	$8,409,166
		Agricultural Machinery--0.1%
2,600		Lindsay Manufacturing Co.	239,902
		Airline - Regional--0.7%
5,100	[1]	Alaska Air Group, Inc.	91,188
126,900		Southwest Airlines Co.	1,978,371
		TOTAL	2,069,559
		Aluminum--0.1%
3,400		Kaiser Aluminum Corp.	179,350
		Apparel--0.3%
2,900		Columbia Sportswear Co.	108,199
4,600		Liz Claiborne, Inc.	60,122
16,100	[1]	Warnaco Group, Inc.	675,395
		TOTAL	843,716
		AT&T Divestiture--0.6%
64,200		AT&T, Inc.	1,978,002
		Auto Original Equipment Manufacturer--0.1%
3,000		Sun Hydraulics, Inc.	123,600
3,600		Superior Industries International, Inc.	60,804
		TOTAL	184,404
		Biotechnology--0.1%
4,800	[1]	Affymetrix, Inc.	37,824
3,100	[1]	Martek Biosciences Corp.	116,591
		TOTAL	154,415
		Broadcasting--0.4%
31,800	[1]	American Tower Systems Corp.	1,332,420
		Building Materials--0.1%
3,500		Apogee Enterprises, Inc.	60,480
9,500	[1]	Owens Corning, Inc.	247,095
2,100		Universal Forest Products, Inc.	56,700
		TOTAL	364,275
Shares			Value
		COMMON STOCKS--continued
		Cable TV--0.0%
3,500	[1]	Viacom, Inc., Class B	$97,755
		Clothing Stores--0.8%
2,800	[1]	Children's Place Retail Stores, Inc.	106,540
6,200	[1]	Fossil, Inc.	166,036
24,400	[1]	Hanesbrands, Inc.	523,136
2,600	[1]	Jos A. Bank Clothiers, Inc.	58,240
46,300	[1]	Urban Outfitters, Inc.	1,528,363
		TOTAL	2,382,315
		Cogeneration--0.7%
71,100	[1]	Mirant Corp.	2,176,371
		Commodity Chemicals--1.2%
107,100		Dow Chemical Co.	3,567,501
2,400		PPG Industries, Inc.	145,536
1,600		Westlake Chemical Corp.	28,016
		TOTAL	3,741,053
		Computer Peripherals--0.4%
25,500	[1]	Lexmark International Group, Class A	894,540
15,800	[1]	Sandisk Corp.	222,780
8,100	[1]	Western Digital Corp.	233,199
		TOTAL	1,350,519
		Computer Services--0.1%
5,900	[1]	Synnex Corp.	137,824
3,000		Syntel, Inc.	98,850
		TOTAL	236,674
		Computer Stores--0.1%
10,100	[1]	GameStop Corp.	409,151
		Crude Oil & Gas Production--3.2%
3,500		Anadarko Petroleum Corp.	202,685
51,800		Apache Corp.	5,810,406
26,900		Cimarex Energy Co.	1,401,759
8,600		Devon Energy Corp.	816,054
16,900	[1]	Newfield Exploration Co.	827,762
6,600	[1]	Stone Energy Corp.	336,732
9,000	[1]	Swift Energy Co.	457,380
		TOTAL	9,852,778
Shares			Value
		COMMON STOCKS--continued
		Defense Aerospace--0.4%
17,500		Boeing Co.	$1,069,425
2,000	[1]	Spirit Aerosystems Holdings, Inc., Class A	43,320
4,300		Triumph Group, Inc.	227,728
		TOTAL	1,340,473
		Department Stores--0.6%
13,800		Dillards, Inc., Class A	139,518
900		Penney (J.C.) Co., Inc.	27,747
18,900	[1]	Saks, Inc.	192,591
19,800	[1]	Sears Holdings Corp.	1,603,800
		TOTAL	1,963,656
		Discount Department Stores--0.1%
7,900	[1]	99 Cents Only Stores	52,851
8,100	[1]	BJ's Wholesale Club, Inc.	303,993
3,200		Family Dollar Stores, Inc.	74,560
		TOTAL	431,404
		Diversified Leisure--0.2%
6,100	[1]	Bally Technologies, Inc.	193,919
1,100		Carnival Corp.	40,634
10,100	[1]	Gaylord Entertainment Co.	303,404
6,500	[1]	Pinnacle Entertainment, Inc.	73,450
		TOTAL	611,407
		Diversified Oil--1.7%
68,200		Occidental Petroleum Corp.	5,376,206
		Electric Utility--1.4%
2,400		American Electric Power Co., Inc.	94,800
2,600		Avista Corp.	58,812
16,200		CMS Energy Corp.	218,700
17,200		DTE Energy Co.	704,856
12,600	[1]	Dynegy, Inc.	84,798
36,300		Edison International	1,754,742
2,600	[1]	El Paso Electric Co.	53,716
4,000		Hawaiian Electric Industries, Inc.	98,960
3,000		OGE Energy Corp.	98,160
Shares			Value
		COMMON STOCKS--continued
		Electric Utility--continued
4,800		PPL Corp.	$225,408
6,600		Pepco Holdings, Inc.	164,604
3,700		Portland General Electric Co.	86,913
18,400	[1]	Reliant Energy, Inc.	333,224
9,300		SCANA Corp.	336,567
		TOTAL	4,314,260
		Electrical Equipment--0.2%
36,300		Xerox Corp.	495,132
		Electronic Instruments--0.1%
1,100		Analogic Corp.	80,498
800	[1]	Axsys Technologies, Inc.	58,752
2,600	[1]	Trimble Navigation Ltd.	86,320
		TOTAL	225,570
		Ethical Drugs--1.1%
22,400	[1]	Forest Laboratories, Inc., Class A	795,424
40,000	[1]	King Pharmaceuticals, Inc.	460,400
39,900		Merck & Co., Inc.	1,312,710
42,200		Pfizer, Inc.	787,874
		TOTAL	3,356,408
		Financial Services--0.5%
33,100		Ameriprise Financial, Inc.	1,406,750
22,200		Fulton Financial Corp.	233,988
		TOTAL	1,640,738
		Gas Distributor--0.1%
1,800		AGL Resources, Inc.	62,208
1,500		Laclede Group, Inc.	63,615
3,400		WGL Holdings, Inc.	117,402
		TOTAL	243,225
		Gas Pipeline--0.1%
7,700		Williams Companies, Inc.	246,785
		Generic Drugs--0.0%
600		Perrigo Co.	21,138
Shares			Value
		COMMON STOCKS--continued
		Grocery Chain--0.2%
16,400		Safeway, Inc.	$438,208
1,800		Weis Markets, Inc.	68,382
		TOTAL	506,590
		Home Building--1.2%
23,300		Centex Corp.	342,044
67,000		D. R. Horton, Inc.	745,040
25,400		KB HOME	446,786
26,300		Lennar Corp., Class A	318,230
8,600		M.D.C. Holdings, Inc.	357,072
100	[1]	NVR, Inc.	55,232
51,500		Pulte Homes, Inc.	628,815
12,500		Ryland Group, Inc.	257,375
21,600	[1]	Toll Brothers, Inc.	433,944
		TOTAL	3,584,538
		Home Health Care--0.0%
1,600	[1]	Amerigroup Corp.	40,640
		Household Appliances--0.0%
1,000		Whirlpool Corp.	75,700
		Industrial Machinery--0.1%
4,300	[1]	Terex Corp.	203,519
1,100		Valmont Industries, Inc.	117,601
		TOTAL	321,120
		Insurance Brokerage--0.0%
1,500		Odyssey Re Holdings Corp.	58,605
		Integrated Domestic Oil--2.6%
3,900	[1]	Callon Petroleum Corp.	89,661
90,400		ConocoPhillips	7,378,448
13,900		Marathon Oil Corp.	687,633
		TOTAL	8,155,742
		Integrated International Oil--2.6%
96,400		Chevron Corp.	8,151,584
		Internet Services--1.0%
4,100	[1]	Amazon.com, Inc.	312,994
14,000	[1]	NetFlix, Inc.	432,460
Shares			Value
		COMMON STOCKS--continued
		Internet Services--continued
4,000	[1]	Overstock.com, Inc.	$71,040
15,700	[1]	Priceline.com, Inc.	1,804,715
14,900	[1]	eBay, Inc.	375,033
		TOTAL	2,996,242
		Jewelry Stores--0.1%
4,700		Tiffany & Co.	177,613
		Leasing--0.1%
5,900		GATX Corp.	268,273
		Life Insurance--2.5%
96,900		MetLife, Inc.	4,919,613
3,700		Principal Financial Group	157,287
16,500		Protective Life Corp.	593,340
12,800		StanCorp Financial Group, Inc.	632,192
24,500		Torchmark Corp.	1,422,225
		TOTAL	7,724,657
		Long-Term Care Centers--0.0%
4,000	[1]	Kindred Healthcare, Inc.	107,880
		Lumber Products--0.0%
12,900	[1]	Louisiana-Pacific Corp.	109,134
		Maritime--0.4%
2,900	[1]	Kirby Corp.	138,388
14,300		Overseas Shipholding Group, Inc.	1,126,125
		TOTAL	1,264,513
		Medical Supplies--0.0%
1,600	[1]	Kensey Nash Corp.	55,568
2,000	[1]	Merit Medical Systems, Inc.	40,420
		TOTAL	95,988
		Medical Technology--0.2%
7,000	[1]	Masimo Corp.	264,390
3,700		Stryker Corp.	237,503
		TOTAL	501,893
Shares			Value
		COMMON STOCKS--continued
		Metal Fabrication--0.3%
5,700		Mueller Industries, Inc.	$146,319
1,800		Olympic Steel, Inc.	91,530
19,500		Timken Co.	643,890
5,900		Worthington Industries, Inc.	104,666
		TOTAL	986,405
		Mini-Mill Producer--0.2%
21,200		Commercial Metals Corp.	632,820
		Miscellaneous Components--0.6%
40,100		Amphenol Corp., Class A	1,911,567
		Miscellaneous Food Products--0.6%
50,700		Archer-Daniels-Midland Co.	1,451,541
5,800		The Anderson's, Inc.	263,610
		TOTAL	1,715,151
		Miscellaneous Machinery--0.8%
12,900		Fastenal Co.	630,294
8,200		Nordson Corp.	579,412
17,800		Parker-Hannifin Corp.	1,097,904
		TOTAL	2,307,610
		Money Center Bank--1.5%
97,700		Bank of America Corp.	3,214,330
37,400		JPMorgan Chase & Co.	1,519,562
		TOTAL	4,733,892
		Mortgage and Title--0.0%
3,500		LandAmerica Financial Group, Inc.	40,215
10,400		PMI Group, Inc.	26,104
8,300		Radian Group, Inc.	14,442
		TOTAL	80,761
		Multi-Industry Capital Goods--0.7%
3,800	[1]	Ceradyne, Inc.	176,130
1,000	[1]	Tecumseh Products Co., Class A	32,750
3,200		Textron, Inc.	139,104
41,000		Tyco International Ltd.	1,826,960
		TOTAL	2,174,944
Shares			Value
		COMMON STOCKS--continued
		Multi-Industry Transportation--0.0%
2,700		Expeditors International Washington, Inc.	$95,877
		Multi-Line Insurance--2.8%
96,150		Allstate Corp.	4,444,053
19,500		Assurant, Inc.	1,172,340
11,900		Cincinnati Financial Corp.	331,296
2,400		FBL Financial Group, Inc., Class A	50,040
11,000		Hanover Insurance Group, Inc.	472,120
1,600		Harleysville Group, Inc.	57,008
85,000		UNUMProvident Corp.	2,053,600
		TOTAL	8,580,457
		Offshore Driller--0.3%
11,700		ENSCO International, Inc.	808,938
3,000	[1]	Hornbeck Offshore Services, Inc.	133,740
		TOTAL	942,678
		Oil Service, Explore & Drill--1.0%
700	[1]	Dawson Geophysical Co.	45,941
6,100	[1]	Gulfmark Offshore, Inc.	306,098
19,800	[1]	Mariner Energy, Inc.	523,908
1,200		Patterson-UTI Energy, Inc.	34,104
30,100	[1]	Pride International, Inc.	1,166,676
14,900	[1]	Unit Corp.	1,006,495
		TOTAL	3,083,222
		Oil Well Supply--1.5%
43,100	[1]	FMC Technologies, Inc.	2,662,718
15,000	[1]	Oil States International, Inc.	823,200
9,400	[1]	Superior Energy Services, Inc.	445,842
18,200	[1]	Weatherford International, Inc.	686,686
		TOTAL	4,618,446
		Other Communications Equipment--0.0%
21,700	[1]	Tellabs, Inc.	111,538
		Paper Products--0.1%
10,700		MeadWestvaco Corp.	286,867
Shares			Value
		COMMON STOCKS--continued
		Personal Loans--0.0%
1,200	[1]	World Acceptance Corp.	$39,312
		Poultry Products--0.1%
6,900		Sanderson Farms, Inc.	274,206
		Printed Circuit Boards--0.6%
4,400	[1]	Benchmark Electronics, Inc.	64,416
110,400	[1]	Marvell Technology Group Ltd.	1,632,816
		TOTAL	1,697,232
		Property Liability Insurance--2.5%
17,450		American Financial Group, Inc. Ohio	505,526
70,600		Chubb Corp.	3,391,624
300		Reinsurance Group of America	14,910
80,300		The Travelers Cos, Inc.	3,542,836
2,200		Transatlantic Holdings, Inc.	127,468
		TOTAL	7,582,364
		Psychiatric Centers--0.1%
8,800	[1]	Psychiatric Solutions, Inc.	308,176
		Railroad--1.0%
15,800		CSX Corp.	1,067,764
25,900		Union Pacific Corp.	2,135,196
		TOTAL	3,202,960
		Real Estate Investment Trusts--2.6%
99,000		Annaly Mortgage Management, Inc.	1,491,930
7,950		Boston Properties, Inc.	764,711
11,700		Equity Residential Properties Trust	505,089
9,600		Federal Realty Investment Trust	697,056
20,200		HCP, Inc.	728,614
39,500		Host Hotels & Resorts, Inc.	517,845
9,000		Prologis Trust	439,920
6,100		SL Green Realty Corp.	508,374
8,900		Simon Property Group, Inc.	824,407
14,500		Taubman Centers, Inc.	696,000
7,250		Vornado Realty Trust	689,258
		TOTAL	7,863,204
Shares			Value
		COMMON STOCKS--continued
		Recreational Goods--0.0%
5,500		Callaway Golf Co.	$69,740
		Recreational Vehicles--0.0%
1,400		Harley Davidson, Inc.	52,976
		Regional Bank--1.6%
114,900		BB&T Corp.	3,219,498
7,100		Bancorpsouth, Inc.	151,230
6,500		City National Corp.	319,345
300		FirstMerit Corp.	5,904
9,100		M & T Bank Corp.	640,458
5,900		Oriental Financial Group	102,483
5,300		PacWest Bancorp	98,686
13,100		TCF Financial Corp.	167,025
5,500		Trustmark Corp.	99,330
2,300		UnionBanCal Corp.	123,556
700		Whitney Holding Corp.	14,392
4,500		Wilmington Trust Corp.	106,065
		TOTAL	5,047,972
		Restaurant--0.1%
900	[1]	Buffalo Wild Wings, Inc.	29,637
3,600	[1]	Panera Bread Co.	180,360
		TOTAL	209,997
		Roofing & Wallboard--0.1%
12,900	[1]	U.S.G. Corp.	370,230
		Savings and Loan--0.8%
6,400		Downey Financial Corp.	13,504
44,900		Federal Home Loan Mortgage Corp.	366,833
65,400		Federal National Mortgage Association	752,100
41,800		Hudson City Bancorp, Inc.	763,268
10,100		Newalliance Bancshares, Inc.	131,098
14,000		Washington Federal, Inc.	260,400
4,100		Webster Financial Corp. Waterbury	81,426
		TOTAL	2,368,629
Shares			Value
		COMMON STOCKS--continued
		Securities Brokerage--0.2%
1,500	[1]	Fcstone Group., Inc.	$28,890
6,300	[1]	Interactive Brokers Group, Inc., Class A	176,778
4,100	[1]	KBW, Inc.	108,322
11,000	[1]	Knight Capital Group, Inc., Class A	180,290
2,800	[1]	Piper Jaffray Cos., Inc.	99,400
4,700		Raymond James Financial, Inc.	135,830
		TOTAL	729,510
		Semiconductor Distribution--0.0%
5,000	[1]	FormFactor, Inc.	87,000
		Semiconductor Manufacturing--0.8%
84,000	[1]	Broadcom Corp.	2,040,360
62,500	[1]	Micron Technology, Inc.	301,875
2,300	[1]	Silicon Laboratories, Inc.	75,233
		TOTAL	2,417,468
		Semiconductor Manufacturing Equipment--0.1%
12,700	[1]	Novellus Systems, Inc.	258,699
		Services to Medical Professionals--0.0%
2,200	[1]	Athenahealth, Inc.	66,440
		Shoes--0.1%
2,000	[1]	Deckers Outdoor Corp.	226,020
6,700	[1]	Skechers USA, Inc., Class A	126,630
		TOTAL	352,650
		Software Packaged/Custom--0.8%
5,100	[1]	Advent Software, Inc.	222,054
100	[1]	CSG Systems International, Inc.	1,774
45,500	[1]	Computer Sciences Corp.	2,155,335
4,800	[1]	Wind River Systems, Inc.	56,304
		TOTAL	2,435,467
		Specialty Chemicals--0.1%
3,800		Minerals Technologies, Inc.	245,138
1,400	[1]	OM Group, Inc.	47,040
		TOTAL	292,178
Shares			Value
		COMMON STOCKS--continued
		Specialty Retailing--0.5%
9,800	[1]	Cabela's, Inc., Class A	$113,876
15,500		Costco Wholesale Corp.	971,540
2,700		Nordstrom, Inc.	77,598
4,600		Pep Boys-Manny Moe & Jack	33,948
400	[1]	Tractor Supply Co.	15,204
1,800		Williams-Sonoma, Inc.	31,392
6,800	[1]	Zale Corp.	150,416
		TOTAL	1,393,974
		Telecommunication Equipment & Services--2.2%
27,800	[1]	ADC Telecommunications, Inc.	262,988
321,300		Corning, Inc.	6,429,213
		TOTAL	6,692,201
		Toys & Games--0.1%
9,400	[1]	JAKKS Pacific, Inc.	206,612
		Truck Manufacturing--1.9%
78,300		Cummins, Inc.	5,194,422
12,200		Paccar, Inc.	513,132
		TOTAL	5,707,554
		Trucking--0.2%
3,100		Arkansas Best Corp.	115,134
7,100		Ryder Systems, Inc.	468,316
		TOTAL	583,450
		Undesignated Consumer Cyclicals--0.8%
4,100	[1]	CoStar Group, Inc.	204,549
1,000	[1]	Covance, Inc.	91,800
23,300		DeVRY, Inc.	1,323,673
3,800	[1]	Navigant Consulting, Inc.	70,224
3,100	[1]	Parexel International Corp.	90,613
13,800		Pharmaceutical Product Development, Inc.	526,332
3,200		Speedway Motorsports, Inc.	61,792
		TOTAL	2,368,983
		TOTAL COMMON STOCKS (IDENTIFIED COST $183,106,381)	175,350,358
Principal Amount			Value
		ASSET-BACKED SECURITIES--1.7%
$400,000		Bank of America Commercial Mortgage, Inc. 2007-1 A2, 5.381%, 1/15/2049	$389,352
250,000		Bank of America Commercial Mortgage, Inc. 2007-4, Series 2007-4, 5.745%, 2/10/2051	233,080
1,200,000		Citigroup/Deutsche Bank Commercial Mortgage 2007-CD5, Series 2007-CD5, 5.886%, 11/15/2044	1,121,291
450,284		Community Program Loan Trust 1987-A, Series 1987-A, 4.500%, 10/01/2018	446,269
1,000,000		Credit Suisse Mortgage Capital Certificate 2006-C4, Series 2006-C4, 5.509%, 09/15/2039	919,385
43,792		CS First Boston Mortgage Securities Corp. 2002-HE4 AF, 5.51%, 8/25/2032	40,931
675,000		LB-UBS Commercial Mortgage Trust 2008-C1 Series 2008CI, 6.150%, 4/15/2041	646,087
150,000		Merrill Lynch Mortgage Trust 2008-C1, Series 2008-C1, 5.425%, 02/12/2051	144,757
100,000		Merrill Lynch Mortgage Trust 2008-C1, Series 2008-C1, 6.266%, 02/12/2051	92,490
715,000		Merrill Lynch/Countrywide Commercial Mortgage 2007-6, Series 2007-6, 5.331%, 03/12/2051	693,966
250,000		Merrill Lynch/Countrywide Commercial Mortgage 2007-6, Series 2007-6, 5.485%, 03/12/2051	228,315
140,000		Morgan Stanley Capital I 2006-IQ12 A4, 5.332%, 12/15/2043	129,919
		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $5,272,726)	5,085,842
		COLLATERALIZED MORTGAGE OBLIGATIONS--0.3%
4,355		Bear Stearns Mortgage Securities, Inc. 1997-6 1A, 6.67%, 3/25/2031	4,141
410,000		Citigroup/Deutsche Bank Commercial Mortgage 2007-CD4 A3, 5.293%, 12/11/2049	386,689
14,017		Federal Home Loan Mortgage Corp. REMIC 1311 K, 7.000%, 7/15/2022	14,289
24,923		Federal Home Loan Mortgage Corp. REMIC 1384 D, 7.000%, 9/15/2022	25,406
25,029		Federal Home Loan Mortgage Corp. REMIC 1595 D, 7.000%, 10/15/2013	25,419
75,000		Federal Home Loan Mortgage Corp. REMIC 2497 JH, 6.000%, 9/15/2032	75,312
60,227		Federal National Mortgage Association REMIC 1993-113 SB, 9.748%, 7/25/2023	66,385
8,125		Federal National Mortgage Association REMIC 2001-37 GA, 8.000%, 7/25/2016	8,611
15,935		Federal National Mortgage Association REMIC 2003-35 UC, 3.750%, 5/25/2033	14,666
9,647		Government National Mortgage Association REMIC 1999-29 PB, 7.250%, 7/16/2028	9,813
Principal Amount			Value
		COLLATERALIZED MORTGAGE OBLIGATIONS--continued
$46,401		Government National Mortgage Association REMIC 2002-17 B, 6.000%, 3/20/2032	$46,644
350,000		JPMorgan Chase Commercial Mortgage Securities 2007-CB19 A2, 5.478%, 2/12/2049	343,702
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $1,057,880)	1,021,077
		CORPORATE BONDS--6.6%
		Basic Industry - Chemicals--0.1%
100,000		Albemarle Corp., Sr. Note, 5.100%, 02/01/2015	94,880
85,000		Du Pont (E.I.) de Nemours & Co., 5.000%, 01/15/2013	85,568
30,000		Du Pont (E.I.) de Nemours & Co., 6.000%, 07/15/2018	30,477
70,000		Praxair, Inc., 4.625%, 03/30/2015	67,452
75,000		Rohm & Haas Co., 6.000%, 09/15/2017	73,631
		TOTAL	352,008
		Basic Industry - Metals & Mining--0.2%
50,000		Alcan, Inc., 5.000%, 06/01/2015	47,184
85,000		Alcoa, Inc., Note, 5.550%, 02/01/2017	78,827
10,000	[2,3]	ArcelorMittal, 6.125%, 06/01/2018	9,614
150,000		BHP Finance (USA), Inc., Company Guarantee, 5.250%, 12/15/2015	143,155
50,000		Newmont Mining Corp., Company Guarantee, 5.875%, 04/01/2035	41,946
85,000		Rio Tinto Finance USA Ltd., 5.875%, 07/15/2013	86,382
85,000		Rio Tinto Finance USA Ltd., 6.500%, 07/15/2018	86,186
		TOTAL	493,294
		Basic Industry - Paper--0.0%
50,000		Weyerhaeuser Co., Deb., 7.375%, 03/15/2032	48,444
		Capital Goods - Aerospace & Defense--0.1%
50,000	[2,3]	BAE Systems Holdings, Inc., 5.200%, 08/15/2015	47,419
125,000		Boeing Co., Note, 5.125%, 02/15/2013	127,188
30,000		Lockheed Martin Corp., Sr. Note, 4.121%, 03/14/2013	29,165
100,000		Raytheon Co., Unsecd. Note, 5.375%, 04/01/2013	102,401
		TOTAL	306,173
		Capital Goods - Building Materials--0.0%
70,000		RPM International, Inc., 6.500%, 02/15/2018	69,193
Principal Amount			Value
		CORPORATE BONDS--continued
		Capital Goods - Diversified Manufacturing--0.3%
$60,000		Dover Corp., Note, 5.450%, 03/15/2018	$59,435
100,000		Emerson Electric Co., Unsecd. Note, 5.750%, 11/01/2011	104,796
160,000		Harsco Corp., 5.750%, 05/15/2018	160,490
50,000		Honeywell International, Inc., Note, 7.500%, 03/01/2010	53,100
80,000		Hubbell, Inc., 5.950%, 06/01/2018	81,857
90,000		Roper Industries, Inc., 6.625%, 08/15/2013	90,674
140,000		Textron Financial Corp., 5.400%, 04/28/2013	138,546
40,000	[2,3]	Textron Financial Corp., Jr. Sub. Note, 6.000%, 02/15/2067	28,870
130,000		Tyco Electronics Group SA, 5.950%, 01/15/2014	129,284
		TOTAL	847,052
		Capital Goods - Packaging--0.0%
20,000		Pactiv Corp., 6.40%, 1/15/2018	19,361
		Communications - Media & Cable--0.1%
100,000		Comcast Corp., 7.125%, 06/15/2013	105,955
200,000		Comcast Corp., Company Guarantee, 6.500%, 01/15/2017	201,713
75,000		Cox Communications, Inc., Unsecd. Note, 5.450%, 12/15/2014	72,821
25,000		Time Warner Cable, Inc., Sr. Unsecd. Note, 5.850%, 05/01/2017	23,933
		TOTAL	404,422
		Communications - Media Noncable--0.1%
75,000		News America Holdings, Inc., Company Guarantee, 8.000%, 10/17/2016	83,019
75,000		News America Holdings, Inc., Sr. Deb., 9.250%, 02/01/2013	85,822
		TOTAL	168,841
		Communications - Telecom Wireless--0.2%
150,000		AT&T Wireless Services, Inc., 8.750%, 03/01/2031	179,604
100,000		America Movil S.A.B. de C.V., Note, 5.750%, 01/15/2015	98,520
100,000		Cingular Wireless LLC, Sr. Note, 6.500%, 12/15/2011	103,954
60,000		Vodafone Group PLC, 5.350%, 02/27/2012	60,479
100,000		Vodafone Group PLC, Note, 5.625%, 02/27/2017	97,081
		TOTAL	539,638
		Communications - Telecom Wirelines--0.2%
50,000		Embarq Corp., 6.738%, 06/01/2013	48,252
100,000		Telecom Italia Capital, Note, 4.875%, 10/01/2010	99,684
Principal Amount			Value
		CORPORATE BONDS--continued
		Communications - Telecom Wirelines--continued
$40,000		Telefonica SA, Company Guarantee, 7.045%, 06/20/2036	$41,146
150,000		Telefonica SA, Sr. Note, 5.855%, 02/04/2013	150,615
125,000		Verizon Global Funding, Note, 7.250%, 12/01/2010	132,300
		TOTAL	471,997
		Consumer Cyclical - Automotive--0.1%
100,000	[2,3]	American Honda Finance Corp., 4.625%, 04/02/2013	97,840
75,000		DaimlerChrysler North America Holding Corp., 6.500%, 11/15/2013	75,927
150,000		DaimlerChrysler North America Holding Corp., Note, 4.875%, 06/15/2010	150,409
100,000	[2,3]	Nissan Motor Acceptance Corp., Sr. Unsecd. Note, 5.625%, 03/14/2011	99,294
		TOTAL	423,470
		Consumer Cyclical - Entertainment--0.1%
100,000		Time Warner, Inc., 5.500%, 11/15/2011	98,674
175,000		Walt Disney Co., Note, 5.700%, 07/15/2011	183,268
		TOTAL	281,942
		Consumer Cyclical - Lodging--0.0%
100,000		Wyndham Worldwide Corp., Sr. Unsecd. Note, 6.000%, 12/01/2016	86,278
		Consumer Cyclical - Retailers--0.2%
70,000	[2,3]	Best Buy Co., Inc., 6.750%, 07/15/2013	71,008
190,000		CVS Caremark Corp., Sr. Unsecd. Note, 5.750%, 06/01/2017	186,925
80,000		Costco Wholesale Corp., 5.300%, 03/15/2012	82,857
85,000		JCPenney Corp., Inc., Sr. Unsecd. Note, 5.750%, 02/15/2018	74,919
25,000		Kohl's Corp., Unsecd. Note, 7.375%, 10/15/2011	25,838
100,000		Target Corp., 5.875%, 03/01/2012	103,614
50,000		Target Corp., Note, 5.875%, 07/15/2016	50,303
40,000		Wal-Mart Stores, Inc., 6.200%, 04/15/2038	39,131
		TOTAL	634,595
		Consumer Non-Cyclical - Food/Beverage--0.2%
100,000		Bottling Group LLC, Note, 5.500%, 04/01/2016	100,378
90,000		General Mills, Inc., Note, 5.700%, 02/15/2017	89,596
135,000		Kellogg Co., 4.250%, 03/06/2013	131,534
40,000		Kellogg Co., Sr. Unsub., 5.125%, 12/03/2012	40,469
75,000		Kraft Foods, Inc., Note, 5.250%, 10/01/2013	73,544
Principal Amount			Value
		CORPORATE BONDS--continued
		Consumer Non-Cyclical - Food/Beverage--continued
$10,000		Kraft Foods, Inc., Note, 6.250%, 06/01/2012	$10,229
75,000		PepsiCo, Inc., 4.650%, 02/15/2013	76,311
100,000	[2,3]	SABMiller PLC, Note, 6.200%, 07/01/2011	102,061
		TOTAL	624,122
		Consumer Non-Cyclical Health Care--0.1%
40,000		Baxter International, Inc., 6.250%, 12/01/2037	39,871
100,000		Medtronic, Inc., Note, Series B, 4.375%, 09/15/2010	101,430
190,000		Quest Diagnostics, Inc., Sr. Unsecd. Note, 6.400%, 07/01/2017	190,018
		TOTAL	331,319
		Consumer Non-Cyclical Pharmaceuticals--0.2%
60,000		Abbott Laboratories, 5.150%, 11/30/2012	61,843
60,000		Eli Lilly & Co., Bond, 5.200%, 03/15/2017	60,459
125,000		Eli Lilly & Co., Unsecd. Note, 6.570%, 01/01/2016	135,500
100,000		Genentech, Inc., Note, 4.750%, 07/15/2015	95,338
100,000		Pharmacia Corp., Sr. Deb., 6.500%, 12/01/2018	109,362
		TOTAL	462,502
		Consumer Non-Cyclical Products--0.0%
75,000		Philips Electronics NV, 5.750%, 03/11/2018	74,414
80,000		Whirlpool Corp., 5.500%, 03/01/2013	77,488
		TOTAL	151,902
		Consumer Non-Cyclical Supermarkets--0.0%
40,000		Kroger Co., Bond, 6.900%, 04/15/2038	40,271
50,000		Sysco Corp., Sr. Unsecd. Note, 4.200%, 02/12/2013	49,291
		TOTAL	89,562
		Consumer Non-Cyclical Tobacco--0.0%
90,000		Philip Morris International, Inc., 5.650%, 05/16/2018	87,579
		Energy - Independent--0.2%
105,000		Anadarko Petroleum Corp., Sr. Unsecd. Note, 5.950%, 09/15/2016	105,026
50,000		Canadian Natural Resources Ltd., 4.900%, 12/01/2014	48,629
150,000		Pemex Project Funding Master, Company Guarantee, 9.125%, 10/13/2010	163,410
75,000		XTO Energy, Inc., 6.375%, 06/15/2038	70,215
60,000		XTO Energy, Inc., 6.750%, 08/01/2037	58,578
65,000		XTO Energy, Inc., Sr. Unsecd. Note, 6.250%, 08/01/2017	64,802
		TOTAL	510,660
Principal Amount			Value
		CORPORATE BONDS--continued
		Energy - Integrated--0.2%
$225,000		Conoco, Inc., 7.250%, 10/15/2031	$256,628
200,000		Husky Oil Ltd., Deb., 7.550%, 11/15/2016	220,542
		TOTAL	477,170
		Energy - Oil Field Services--0.0%
80,000		Weatherford International Ltd., 6.000%, 03/15/2018	79,042
		Energy - Refining--0.1%
100,000		Valero Energy Corp., 6.875%, 04/15/2012	103,144
115,000		Valero Energy Corp., 7.500%, 04/15/2032	110,086
35,000		Valero Energy Corp., Note, 4.750%, 04/01/2014	32,203
		TOTAL	245,433
		Financial Institution - Banking--0.8%
125,000	[2,3]	Barclays Bank PLC, 5.926%, 12/31/2049	101,974
200,000		Citigroup, Inc., Note, 5.125%, 02/14/2011	198,401
155,000		Citigroup, Inc., Sr. Unsecd. Note, 6.875%, 03/05/2038	151,622
150,000		Credit Suisse First Boston USA, Inc., 5.125%, 01/15/2014	146,362
150,000		Credit Suisse First Boston USA, Inc., Sr. Note, 5.500%, 08/16/2011	151,466
200,000		Household Finance Corp., 7.000%, 05/15/2012	207,655
100,000		JPMorgan Chase & Co., Sub. Note, 5.125%, 09/15/2014	95,303
100,000		Marshall & Ilsley Bank, Milwaukee, Sr. Note, 4.400%, 03/15/2010	96,976
200,000		Northern Trust Corp., Sr. Note, 5.300%, 08/29/2011	203,568
200,000		PNC Funding Corp., Sub. Note, 5.625%, 02/01/2017	183,647
100,000		PNC Funding Corp., Sub. Note, 7.500%, 11/01/2009	103,572
100,000		Popular North America, Inc., 5.650%, 04/15/2009	98,300
250,000		U.S. Bank, N.A., Sub. Note, 4.950%, 10/30/2014	239,425
200,000		Wachovia Bank N.A., 4.800%, 11/01/2014	168,920
30,000		Wachovia Corp., 5.750%, 02/01/2018	25,820
200,000		Washington Mutual Bank, 5.125%, 01/15/2015	130,162
100,000		Wells Fargo Bank, N.A., Sub. Note, 6.450%, 02/01/2011	103,902
100,000		Wilmington Trust Corp., Sub. Note, 8.500%, 04/02/2018	100,544
75,000		Zions Bancorp, Sub. Note, 5.500%, 11/16/2015	50,689
		TOTAL	2,558,308
Principal Amount			Value
		CORPORATE BONDS--continued
		Financial Institution - Brokerage--0.6%
$130,000		Bear Stearns Cos., Inc., Sr. Unsecd. Note, 7.250%, 02/01/2018	$136,668
250,000		Blackrock, Inc., 6.250%, 09/15/2017	242,168
120,000		Eaton Vance Corp., 6.500%, 10/02/2017	121,233
150,000	[2,3]	FMR Corp., Bond, 7.570%, 06/15/2029	163,700
25,000		Goldman Sachs Group, Inc., 6.125%, 02/15/2033	21,747
150,000		Goldman Sachs Group, Inc., Note, 5.250%, 10/15/2013	147,198
170,000		Goldman Sachs Group, Inc., Sr. Note, 6.150%, 04/01/2018	164,638
100,000		Invesco Ltd., Note, 4.500%, 12/15/2009	98,320
75,000		Janus Capital Group, Inc., Sr. Note, 6.250%, 06/15/2012	72,714
80,000		Janus Capital Group, Inc., Sr. Note, 6.700%, 06/15/2017	74,604
135,000		Lehman Brothers Holdings, Inc., Sub. Deb., 6.500%, 07/19/2017	122,348
115,000		Lehman Brothers Holdings, Inc., Sub. Deb., 6.875%, 07/17/2037	96,231
85,000		Merrill Lynch & Co., Inc., Note, 4.125%, 09/10/2009	83,173
150,000		Merrill Lynch & Co., Inc., Unsecd. Note, 5.450%, 07/15/2014	134,946
100,000		Morgan Stanley, Note, 4.000%, 01/15/2010	98,704
35,000		Morgan Stanley, Sr. Unsecd. Note, 5.950%, 12/28/2017	31,035
70,000		Morgan Stanley, Sr. Unsecd. Note, 6.000%, 04/28/2015	64,920
110,000		Morgan Stanley, Sr. Unsecd. Note, 6.625%, 04/01/2018	103,073
		TOTAL	1,977,420
		Financial Institution - Finance Noncaptive--0.5%
100,000		American Express Co., 4.750%, 06/17/2009	100,452
100,000		American Express Co., 4.875%, 07/15/2013	94,994
150,000		American Express Credit Corp., 5.875%, 05/02/2013	147,772
100,000		American General Finance Corp., 4.000%, 03/15/2011	88,700
150,000		Berkshire Hathaway, Inc., Company Guarantee, 4.850%, 01/15/2015	149,359
120,000		Capital One Capital IV, 6.745%, 02/17/2037	85,289
90,000		Capmark Financial Group, Inc., Company Guarantee, Series WI, 6.300%, 05/10/2017	53,047
240,000		General Electric Capital Corp., 5.625%, 05/01/2018	234,328
200,000		General Electric Capital Corp., Note, 4.875%, 03/04/2015	196,870
100,000		HSBC Finance Capital Trust IX, Note, 5.911%, 11/30/2035	80,163
200,000	[2,3]	ILFC E-Capital Trust I, 5.900%, 12/21/2065	145,102
Principal Amount			Value
		CORPORATE BONDS--continued
		Financial Institution - Finance Noncaptive--continued
$100,000		International Lease Finance Corp., 4.875%, 09/01/2010	$93,399
100,000		International Lease Finance Corp., 6.625%, 11/15/2013	89,431
		TOTAL	1,558,906
		Financial Institution - Insurance - Health--0.1%
75,000		Aetna US Healthcare, 5.750%, 06/15/2011	75,878
60,000		CIGNA Corp., 6.350%, 03/15/2018	60,011
100,000		UnitedHealth Group, Inc., Bond, 6.000%, 02/15/2018	95,770
		TOTAL	231,659
		Financial Institution - Insurance - Life--0.2%
200,000		AXA-UAP, Sub. Note, 8.600%, 12/15/2030	196,297
85,000	[2,3]	Pacific Life Global Funding, Note, 5.150%, 04/15/2013	84,639
120,000		Prudential Financial, Inc., 5.150%, 01/15/2013	117,244
85,000		Prudential Financial, Inc., 6.625%, 12/01/2037	78,583
		TOTAL	476,763
		Financial Institution - Insurance - P&C--0.3%
90,000		ACE INA Holdings, Inc., 5.600%, 05/15/2015	86,478
91,000		ACE INA Holdings, Inc., Sr. Note, 5.700%, 02/15/2017	87,346
100,000		Allstate Corp., Unsecd. Note, 5.000%, 08/15/2014	97,386
75,000		CNA Financial Corp., 6.500%, 08/15/2016	71,406
20,000		Chubb Corp., Sr. Note, 5.750%, 05/15/2018	19,336
100,000	[2,3]	Liberty Mutual Group, Inc., Unsecd. Note, 5.750%, 03/15/2014	94,197
100,000		The Travelers Cos., Inc., Sr. Unsecd. Note, 5.500%, 12/01/2015	96,973
500,000	[2,3]	ZFS Finance USA Trust I, Jr. Sub. Note, 6.150%, 12/15/2065	457,634
		TOTAL	1,010,756
		Financial Institution - REITs--0.1%
40,000		AMB Property LP, 6.300%, 06/01/2013	39,582
20,000		Equity One, Inc., Bond, 6.000%, 09/15/2017	16,576
75,000		Liberty Property LP, 6.625%, 10/01/2017	69,016
100,000		Prologis, Sr. Note, 5.500%, 04/01/2012	96,156
95,000		Simon Property Group LP, 6.125%, 05/30/2018	88,741
		TOTAL	310,071
Principal Amount			Value
		CORPORATE BONDS--continued
		Foreign-Local-Government--0.0%
$100,000		Ontario, Province of, Note, 4.500%, 02/03/2015	$100,344
		Technology--0.4%
40,000		BMC Software, Inc., 7.250%, 06/01/2018	40,595
75,000		Cisco Systems, Inc., Note, 5.250%, 02/22/2011	77,396
60,000		Cisco Systems, Inc., Sr. Unsecd. Note, 5.500%, 02/22/2016	60,783
200,000		Dell Computer Corp., Deb., 7.100%, 04/15/2028	205,441
75,000		Dun & Bradstreet Corp., Sr. Unsecd. Note, 5.500%, 03/15/2011	76,052
80,000		Fiserv, Inc., Sr. Note, 6.800%, 11/20/2017	79,908
65,000		Harris Corp., 5.950%, 12/01/2017	65,242
100,000		Hewlett-Packard Co., Note, 5.400%, 03/01/2017	99,068
125,000		Hewlett-Packard Co., Note, 6.500%, 07/01/2012	133,700
100,000		IBM Corp., Deb., 8.375%, 11/01/2019	122,236
70,000		KLA-Tencor Corp., 6.900%, 05/01/2018	69,089
150,000		Oracle Corp., 6.500%, 04/15/2038	150,118
		TOTAL	1,179,628
		Transportation - Airlines--0.0%
75,000		Southwest Airlines Co., 6.500%, 03/01/2012	73,986
50,000		Southwest Airlines Co., Deb., 7.375%, 03/01/2027	43,996
		TOTAL	117,982
		Transportation - Railroads--0.1%
75,000		Burlington Northern Santa Fe Corp., 4.875%, 01/15/2015	71,249
100,000		Canadian Pacific RR, 7.125%, 10/15/2031	97,974
100,000		Norfolk Southern Corp., Note, 6.750%, 02/15/2011	104,616
100,000		Union Pacific Corp., 4.875%, 01/15/2015	93,976
		TOTAL	367,815
		Transportation - Services--0.1%
90,000	[2,3]	Enterprise Rent-A-Car USA Finance Co., 6.375%, 10/15/2017	78,421
100,000		FedEx Corp., Note, 5.500%, 08/15/2009	101,301
		TOTAL	179,722
		Utility - Electric--0.6%
150,000		Alabama Power Co., 5.700%, 02/15/2033	140,713
100,000		Cleveland Electric Illuminating Co., Sr. Unsecd. Note, 5.950%, 12/15/2036	84,553
Principal Amount			Value
		CORPORATE BONDS--continued
		Utility - Electric--continued
$105,000		Commonwealth Edison Co., 1st Mtg. Bond, 5.800%, 03/15/2018	$102,609
100,000		Consolidated Edison Co., Sr. Unsecd. Note, 5.500%, 09/15/2016	100,211
100,000		Exelon Generation Co. LLC, Note, 5.350%, 01/15/2014	96,042
100,000		FPL Group Capital, Inc., Unsecd. Note, 5.350%, 06/15/2013	101,779
100,000		FirstEnergy Corp., 6.450%, 11/15/2011	102,310
48,018	[2,3]	Great River Energy, 1st Mtg. Note, 5.829%, 07/01/2017	46,596
200,000		MidAmerican Energy Co., 4.650%, 10/01/2014	194,093
40,000		National Rural Utilities Cooperative Finance Corp., 5.450%, 02/01/2018	38,941
90,000		National Rural Utilities Cooperative Finance Corp., Collateral Trust, 5.500%, 07/01/2013	91,725
80,000		Northern States Power Co., MN, 1st Mtg. Bond, 5.250%, 3/01/2018	79,303
50,000		PPL Energy Supply LLC, Sr. Unsecd. Note, 6.000%, 12/15/2036	41,308
100,000		PSEG Power LLC, Company Guarantee, 7.750%, 04/15/2011	105,373
75,000		PSI Energy, Inc., Bond, 6.050%, 06/15/2016	75,144
50,000		Pacific Gas & Electric Co., 6.050%, 03/01/2034	48,151
100,000		Pacific Gas & Electric Co., Unsecd. Note, 4.200%, 03/01/2011	99,519
90,000		Union Electric Co., 6.000%, 04/01/2018	87,330
90,000		Virginia Electric & Power Co., Sr. Unsecd. Note, 5.100%, 11/30/2012	90,168
		TOTAL	1,725,868
		Utility - Natural Gas Pipelines--0.1%
150,000		Consolidated Natural Gas Co., 5.000%, 12/01/2014	143,973
75,000		Duke Capital Corp., Sr. Note, 6.250%, 02/15/2013	77,073
40,000		Enbridge, Inc., Sr. Note, 5.600%, 04/01/2017	38,702
100,000		Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, 5.800%, 03/15/2035	85,188
		TOTAL	344,936
		TOTAL CORPORATE BONDS (IDENTIFIED COST $21,232,917)	20,346,177
		CORPORATE NOTE--1.6%
		Securities Brokerage--1.6%
5,000,000	[4]	Merrill Lynch & Co., Inc., Commodity-Linked Note, 3.020%, 01/05/2009 (IDENTIFIED COST $5,000,000)	5,047,200
		GOVERNMENT/AGENCY--0.0%
75,000		United Mexican States, 6.625%, 03/03/2015 (IDENTIFIED COST $81,171)	80,359
Principal Amount or Shares			Value
		GOVERNMENT AGENCIES--4.5%
$750,000		Federal Home Loan Mortgage Corp., 5.500%, 7/18/2016	$797,035
8,600,000		Federal National Mortgage Association, 4.375%, 3/15/2013	8,747,525
4,300,000		Federal National Mortgage Association, 4.750%, 11/19/2012	4,433,670
		TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $14,027,553)	13,978,230
		MORTGAGE-BACKED SECURITIES--0.7%
2,176,489		Federal Home Loan Mortgage Corp. Pool G04281, 5.500%, 30 Year, 5/1/2038	2,134,248
17,012		Federal National Mortgage Association Pool 408761, 7.000%, 12/1/2012	17,590
10,592		Federal National Mortgage Association Pool 512255, 7.500%, 9/1/2014	11,125
22,659		Federal National Mortgage Association Pool 609554, 7.500%, 10/1/2016	23,881
		TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $2,249,622)	2,186,844
		U.S. TREASURY--1.4%
1,983,940	[5]	U.S. Treasury Inflation-Protected Note, 2.500%, 7/15/2016	2,133,351
800,000		United States Treasury Note, 3.375%, 6/30/2013	805,562
1,300,000	[5]	United States Treasury Note, 4.750%, 3/31/2011	1,367,241
		TOTAL U.S. TREASURY (IDENTIFIED COST $4,187,018)	4,306,154
		EXCHANGE-TRADED FUNDS--3.3%
107,000		iShares MSCI EAFE Index Fund	7,103,730
69,420		iShares MSCI Emerging Market Fund	2,960,763
		TOTAL EXCHANGE-TRADED FUNDS (IDENTIFIED COST $8,901,974)	10,064,493
		MUTUAL FUNDS--22.5% [6]
37,605		Emerging Markets Fixed Income Core Fund	821,392
4,634,906		Federated Mortgage Core Portfolio	45,143,982
544,156		High Yield Bond Portfolio	3,346,557
19,839,871	[7]	Prime Value Obligations Fund, Institutional Shares, 2.58%	19,839,871
		TOTAL MUTUAL FUNDS (IDENTIFIED COST $69,084,509)	69,151,802
		TOTAL INVESTMENTS--99.5% (IDENTIFIED COST $314,201,751) [8]	306,618,536
		OTHER ASSETS AND LIABILITIES - NET--0.5% [9]	1,528,218
		TOTAL NET ASSETS--100%	$308,146,754

At July 31, 2008, the Fund had the following outstanding futures contracts:

	Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation
[1]	United States Treasury Notes 5-Year Long Futures	182	$20,263,141	September 2008	$55,873

Unrealized Appreciation on Futures Contracts is included in "Other Assets and Liabilities - Net."

1 Non-income-producing security.

2 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At July 31, 2008, these restricted securities amounted to $1,628,369, which represented 0.5% of total net assets.

3 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the "Trustees"). At July 31, 2008, these liquid restricted securities amounted to $1,628,369, which represented 0.5% of total net assets.

4 Zero coupon bond, reflects effective rate at time of purchase.

5 Pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding futures contracts.

6 Affiliated companies.

7 7-Day net yield.

8 The cost of investments for federal tax purposes amounts to $318,880,098.

9 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2008.

The following acronyms are used throughout this portfolio:

REITs	--Real Estate Investment Trust
REMIC	--Real Estate Mortgage Investment Conduit

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

July 31, 2008

Assets:
Total investments in securities, at value including $69,151,802 of investments in affiliated issuers (Note 5) (identified cost $314,201,751)		$306,618,536
Cash		249,085
Income receivable		750,935
Receivable for investments sold		1,645,242
Receivable for shares sold		236,481
Receivable for daily variation margin		76,387
TOTAL ASSETS		309,576,666
Liabilities:
Payable for investments purchased	$786,625
Payable for shares redeemed	291,398
Payable for auditing fees	24,100
Payable for transfer and dividend disbursing agent fees and expenses	41,464
Payable for portfolio accounting fees	9,351
Payable for share registration costs	37,263
Payable for distribution services fee (Note 5)	52,923
Payable for shareholder services fee (Note 5)	116,527
Accrued expenses	70,261
TOTAL LIABILITIES		1,429,912
Net assets for 24,721,175 shares outstanding		$308,146,754
Net Assets Consist of:
Paid-in capital		$330,910,495
Net unrealized depreciation of investments, futures contracts and translation of assets and liabilities in foreign currency		(7,527,342)
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions		(18,415,616)
Undistributed net investment income		3,179,217
TOTAL NET ASSETS		$308,146,754
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($71,948,769 ÷ 5,724,530 shares outstanding), no par value, unlimited shares authorized		$12.57
Offering price per share		$12.57
Redemption proceeds per share		$12.57

Statement of Assets and Liabilities - continued

Class A Shares:
Net asset value per share ($153,457,857 ÷ 12,269,700 shares outstanding), no par value, unlimited shares authorized	$12.51
Offering price per share (100/94.50 of $12.51) [1]	$13.24
Redemption proceeds per share	$12.51
Class C Shares:
Net asset value per share ($82,032,623 ÷ 6,670,393 shares outstanding), no par value, unlimited shares authorized	$12.30
Offering price per share	$12.30
Redemption proceeds per share (99.00/100 of $12.30) [1]	$12.18
Class K Shares:
Net asset value per share ($707,505 ÷ 56,552 shares outstanding), no par value, unlimited shares authorized	$12.51
Offering price per share	$12.51
Redemption proceeds per share	$12.51

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended July 31, 2008

Investment Income:
Dividends (including $3,080,536 received from affiliated issuers (Note 5) and net of foreign taxes withheld of $102)		$7,360,457
Interest		1,958,392
Investment income allocated from affiliated partnership (Note 2 and Note 5)		97,665
TOTAL INCOME		9,416,514
Expenses:
Investment adviser fee (Note 5)	$2,090,538
Administrative personnel and services fee (Note 5)	270,000
Custodian fees	57,543
Transfer and dividend disbursing agent fees and expenses--Institutional Shares	61,784
Transfer and dividend disbursing agent fees and expenses--Class A Shares	136,273
Transfer and dividend disbursing agent fees and expenses--Class C Shares	70,632
Transfer and dividend disbursing agent fees and expenses--Class K Shares	375
Directors'/Trustees' fees	1,419
Auditing fees	26,800
Legal fees	12,266
Portfolio accounting fees	127,318
Distribution services fee--Class C Shares (Note 5)	554,405
Distribution services fee--Class K Shares (Note 5)	687
Shareholder services fee--Class A Shares (Note 5)	279,844
Shareholder services fee--Class C Shares (Note 5)	126,617
Account administration fee--Class A Shares	25,061
Account administration fee--Class C Shares	55,877
Share registration costs	77,652
Printing and postage	93,081
Insurance premiums	4,814
Taxes	741
Interest expense	825
Miscellaneous	5,896
EXPENSES BEFORE ALLOCATION	4,080,448
Expenses allocated from affiliated partnership (Note 2)	872
TOTAL EXPENSES	4,081,320

Statement of Operations - continued

Waivers and Reimbursements (Note 5):
Waiver/reimbursement of investment adviser fee	$(20,727)
Waiver of administrative personnel and services fee	(52,211)
Reimbursement of transfer and dividend disbursing agent fees and expenses--Institutional Shares	(29)
Reimbursement of transfer and dividend disbursing agent fees and expenses--Class A Shares	(5,071)
Reimbursement of transfer and dividend disbursing agent fees and expenses--Class C Shares	(2,054)
Reimbursement of other operating expenses	(741)
TOTAL WAIVERS AND REIMBURSEMENTS		$(80,833)
Net expenses			$4,000,487
Net investment income			5,416,027
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions (including realized loss of $181,396 on sales of investments in affiliated issuers)			(17,823,283)
Net realized gain on futures contracts			275,392
Net realized gain on swap contracts			9,511
Net realized loss and foreign currency transactions allocated from affiliated partnership			(11,795)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(17,051,005)
Net change in unrealized depreciation of futures contracts			96,209
Net realized and unrealized loss on investments, futures contracts, swap contracts and foreign currency transactions			(34,504,971)
Change in net assets resulting from operations			$(29,088,944)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended July 31,	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income	$5,416,027	$2,013,061
Net realized gain (loss) on investments including allocations from partnership, futures contracts and swap contracts	(17,550,175)	8,572,488
Net change in unrealized appreciation/depreciation of investments, futures contracts and translation of assets and liabilities in foreign currency	(16,954,796)	746,098
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(29,088,944)	11,331,647
Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(1,062,997)	(966,746)
Class A Shares	(1,792,159)	(418,667)
Class C Shares	(1,022,750)	(75,923)
Class K Shares	(302)	(1)
Distributions from net realized gain on investments, futures contracts, swap contracts and foreign currency transactions
Institutional Shares	(1,999,436)	(3,727,211)
Class A Shares	(3,699,741)	(1,712,874)
Class C Shares	(2,473,216)	(451,805)
Class K Shares	(818)	(4)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(12,051,419)	(7,353,231)
Share Transactions:
Proceeds from sale of shares	79,093,725	84,031,582
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Conservative Allocation Fund	52,857,254	--
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Growth Allocation Fund	48,170,456	--
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Moderate Allocation Fund	93,208,403	--
Net asset value of shares issued to shareholders in payment of distributions declared	11,084,827	7,010,766
Cost of shares redeemed	(83,721,442)	(26,053,811)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	200,693,223	64,988,537
Redemption Fees	--	7,476
Change in net assets	159,552,860	68,974,429
Net Assets:
Beginning of period	148,593,894	79,619,465
End of period (including undistributed net investment income of $3,179,217 and $1,154,151, respectively)	$308,146,754	$148,593,894

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

July 31, 2008

1. ORGANIZATION

Federated MDT Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of nine portfolios. The financial statements included herein are only those of Federated MDT Balanced Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Institutional Shares, Class A Shares, Class C Shares and Class K Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The Financial Highlights of the Institutional Shares are presented separately. The primary investment objective of the Fund is the possibility of long-term growth of capital and income.

MDT Balanced Fund (the "Predecessor Fund") was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund, which commenced offering Class A Shares and Class C Shares on September 15, 2005.

The Fund commenced offering Class K Shares on December 12, 2006.

On October 26, 2007, the Fund received a tax-free transfer of assets from Federated Conservative Allocation Fund (FCAF), Federated Growth Allocation Fund (FGAF) and Federated Moderate Allocation Fund (FMAF) (collectively, "Acquired Funds") as follows:

	Shares of the Fund Issued	Acquired Funds Net Assets Received	Unrealized Appreciation [1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of Acquired Funds Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
FCAF	3,640,126	$ 52,857,254	$1,026,380		$ 52,857,254
FGAF	3,325,359	$ 48,170,456	$1,009,181		$ 48,170,456
FMAF	6,421,560	$ 93,208,403	$1,945,499		$ 93,208,403
TOTAL	13,387,045	$194,236,113	$3,981,060	$161,345,386	$194,236,113	$355,581,499

1 Unrealized appreciation is included in the Acquired Funds Net Assets Received amount shown above.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund may invest in portfolios of Federated Core Trust (Core Trust), which is managed by Federated Investment Management Company, an affiliate of the Fund's Adviser. Core Trust is an open-end management company, registered under the Act, available only to registered investment companies and other institutional investors. The investment objective of High Yield Bond Portfolio, a series of Core Trust, is to seek high current income by investing primarily in a diversified portfolio of lower rated fixed-income securities. The investment objective of Federated Mortgage Core Portfolio, a series of Core Trust, is to achieve total return on assets. Federated receives no advisory or administrative fees on behalf of Core Trust. Income distributions from Core Trust are declared daily and paid monthly and are recorded by the Fund as dividend income. Capital gain distributions, if any, from Core Trust are declared and paid annually, and are recorded by the Fund as capital gains. The performance of the Fund is directly affected by the performance of the Core Trust. A copy of the Core Trust's financial statements is available on the EDGAR Database on the SEC's website www.sec.gov, at the Commission's Public Reference Room in Washington, DC or upon request from the Fund by calling 1-800-341-7400.

The Fund may also invest in portfolios of Federated Core Trust II (Core Trust II), pursuant to a separate Exemptive Order issued by the SEC. Core Trust II is independently managed by Federated Investment Counseling. Core Trust II is a limited partnership established under the laws of the state of Delaware on November 13, 2000, registered under the Act and offered only to registered investment companies and other accredited investors. The investment objective of Emerging Markets Fixed Income Core Fund (EMCORE), a series of Core Trust II, is to achieve total return on assets. Federated receives no advisory or administrative fees on behalf of the Core Trust II. The Fund records daily its proportionate share of income, expenses, realized and unrealized gains and losses from EMCORE. The performance of the Fund is directly affected by the performance of the portfolio. A copy of EMCORE's financial statements is available on the EDGAR Database on the SEC's website www.sec.gov, at the Commission's Public Reference Room in Washington, DC or upon request from the Fund by calling 1-800-341-7400.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Inflation adjustments on Treasury Inflation-Protected Securities (TIPS) are included in interest income. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Institutional Shares, Class A Shares, Class C Shares and Class K Shares may bear distribution services fees, shareholder services fees, account administration fees and certain transfer and dividend disbursing agent fees unique to those classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization/Paydown Gains and Losses

All premiums and discounts on fixed-income securities, other than mortgage-backed securities, are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," on August 1, 2007. As of and during the year ended July 31, 2008, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2008, tax years 2005 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the commonwealth of Massachusetts.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Swap Contracts

Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or "swapped" between parties are generally calculated with respect to a "notional amount" for a predetermined period of time. The Fund may enter into interest rate, total return, credit default, foreign exchange and other swap agreements.

Total return swap agreements involve the commitment to pay or receive an amount generally determined by reference to an interest rate in exchange for a specific market-linked return, based on notional amounts. To the extent that the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest-rate-based obligation, the Fund receives or makes a payment to the counterparty.

The "buyer" in a credit default swap is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the "par value," of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in a credit default swap transaction. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract or from unanticipated changes in the value of the swap agreement.

Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in "Swaps, at value," on the Statement of Assets and Liabilities, and periodic payments are reported as "Net realized gain on swap contracts" in the Statement of Operations. For the year ended July 31, 2008, the Fund had a net realized gain on swap contracts of $9,511.

At July 31, 2008, the Fund had no outstanding swap contracts.

Futures Contracts

The Fund purchases and sells financial futures contracts to manage cashflows, enhance yield and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended July 31, 2008, the Fund had a net realized gain on futures contracts of $275,392.

Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.

Foreign Exchange Contracts

The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At July 31, 2008, the Fund had no outstanding foreign exchange contracts.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended July 31	2008		2007
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	453,471	$6,231,682	603,137	$8,390,088
Shares issued to shareholders in payment of distributions declared	213,271	2,951,673	346,321	4,668,405
Shares redeemed	(861,304)	(11,695,320)	(604,149)	(8,303,830)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(194,562)	$(2,511,965)	345,309	$4,754,663

Year Ended July 31	2008		2007
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	4,581,561	$60,907,542	4,589,586	$62,628,792
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Conservative Allocation Fund	2,233,258	32,583,802	--	--
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Growth Allocation Fund	1,400,840	20,438,742	--	--
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Moderate Allocation Fund	3,731,944	54,450,162	--	--
Shares issued to shareholders in payment of distributions declared	349,074	4,817,220	144,782	1,948,759
Shares redeemed	(3,748,791)	(50,990,523)	(1,161,046)	(16,085,114)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	8,547,886	$122,206,945	3,573,322	$48,492,437

Year Ended July 31	2008		2007
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	840,926	$11,168,941	954,270	$12,994,037
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Conservative Allocation Fund	1,406,868	20,273,452	--	--
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Growth Allocation Fund	1,924,519	27,731,714	--	--
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Moderate Allocation Fund	2,689,616	38,758,241	--	--
Shares issued to shareholders in payment of distributions declared	243,200	3,314,815	29,439	393,602
Shares redeemed	(1,594,694)	(20,976,254)	(121,568)	(1,664,768)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	5,510,435	$80,270,909	862,141	$11,722,871

	Year Ended 7/31/2008		Period Ended 7/31/2007 [1]
Class K Shares:	Shares	Amount	Shares	Amount
Shares sold	59,681	$785,560	1,340	$18,665
Shares issued to shareholders in payment of distributions declared	81	1,119	--	--
Shares redeemed	(4,543)	(59,345)	(7)	(99)
NET CHANGE RESULTING FROM CLASS K SHARE TRANSACTIONS	55,219	$727,334	1,333	$18,566
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	13,918,978	$200,693,223	4,782,105	$64,988,537

1 Reflects operations for the period from December 12, 2006 (date of initial public investment) to July 31, 2007.

Redemption Fees

Prior to December 11, 2006, the Predecessor Fund imposed a 2.00% redemption fee to shareholders of the Fund's Institutional Shares, Class A Shares and Class C Shares who redeemed shares held for 30 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, were not subject to the redemption fee. All redemption fees are recorded by the Fund as additions to paid-in capital. For the year ended July 31, 2007, the Predecessor Fund incurred redemption fees for Institutional Shares, Class A Shares and Class C Shares amounted to $4,965, $1,978 and $533, respectively.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for gain on sale of Commodity Linked Notes, partnership income, foreign currency, swap income, merger wash sale loss deferrals and discount accretion/premium amortization on debt securities.

For the year ended July 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$357,494	$487,247	$(844,741)

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2008 and 2007, was as follows:

	2008	2007
Ordinary income [1]	$8,670,987	$3,667,344
Long-term capital gains	$3,380,432	$3,685,887

1 For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of July 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,200,846
Net unrealized depreciation	$(12,271,410)
Capital loss carryforwards and deferrals	$(13,693,177)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales, deferral of paydowns, REIT adjustments, defaulted bonds, discount accretion/premium amortization on debt securities and partnership investments.

At July 31, 2008, the cost of investments for federal tax purposes was $318,880,098. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from futures contracts was $12,261,562. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $10,141,075 and net unrealized depreciation from investments for those securities having an excess of cost over value of $22,402,637.

At July 31, 2008, the Fund had a capital loss carryforward of $49,998 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire in 2016.

Under current tax regulations, capital losses on securities transactions and foreign currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of July 31, 2008, for federal income tax purposes, post-October losses of $13,643,179 were deferred to August 1, 2008.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Under the investment advisory contract, which is subject to annual review by the Trustees, the Adviser will waive all or a portion of the advisory fee and/or reimburse certain operating expenses (excluding interest, taxes and brokerage commissions) in order to contractually limit the Fund's aggregate annual operating expenses to no more than the following annual percentages for certain Classes of the Fund based on average daily net assets:

Share Class	Percentage of Average Daily Net Assets of Class
Institutional Shares	1.25%
Class A Shares	1.50%
Class C Shares	2.25%

The Adviser agreed to keep these contractual limitations in place through December 8, 2008.

In addition, after fulfilling its contractual commitment and subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimburse at any time at its sole discretion. For the year ended July 31, 2008, the Adviser voluntarily waived $6,130 of its fee and voluntarily reimbursed $741 of other operating expenses. In addition, an affiliate of the Adviser reimbursed $7,154 of transfer and dividend disbursing agent fees and expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement (the "Agreement"), provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. During the period from July 15, 2006 through December 8, 2006, the administrator contractually agreed to waive a portion of its fee which it would otherwise be entitled to receive from the Fund under the Agreement. The level of fees payable by the Fund to FAS for the period did not exceed the level of fees which the Fund would have paid during the period to its previous service provider under its previous administrative services contract. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended July 31, 2008, the net fee paid to FAS was 0.078% of average daily net assets of the Fund. FAS waived $52,211 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act, which became effective December 11, 2006. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class C Shares and Class K Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
Class K Shares	0.50%

Prior to December 11, 2006, the Fund incurred distribution expenses according to the following schedule annually, to compensate FSC:

Share Class	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class C Shares	1.00%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2008, FSC retained $51,189 of fees paid by the Fund. For the year ended July 31, 2008, the Fund's Class A Shares did not incur a distribution services fee. On November 15, 2007, the Trustees approved an amendment to the Plan to reduce the distribution services fee for the Fund's Class A Shares from 0.25% to 0.05%. The amendment to the Plan became effective for the Fund on March 31, 2008.

Sales Charges

For the year ended July 31, 2008, FSC retained $60,025 in sales charges from the sale of Class A Shares. FSC also retained $2,782 of contingent deferred sales charges relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended July 31, 2008, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the Financial Highlights, but excluding expenses allocated from partnerships) paid by the Fund's Institutional Shares, Class A Shares, Class C Shares and Class K Shares (after the voluntary waivers and reimbursements) will not exceed 1.05%, 1.30%, 2.05% and 1.79%, respectively, for the fiscal year ending July 31, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2009.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2008, the Adviser reimbursed $14,597. Transactions with affiliated companies during the year ended July 31, 2008 were as follows:

Affiliates	Balance of Shares Held 7/31/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2008	Value	Dividend Income/ Allocated Investment Income
Emerging Markets Fixed Income Core Fund	29,223	67,130	58,748	37,605	$ 821,392	$ 97,665
Federated Mortgage Core Portfolio	1,720,828	3,694,626	780,548	4,634,906	$45,143,982	$2,110,983
High Yield Bond Portfolio	264,523	860,252	580,619	544,156	$3,346,557	$ 327,668
Prime Value Obligations Fund, Institutional Shares	8,187,131	138,246,863	126,594,123	19,839,871	$ 19,839,871	$ 641,885
TOTAL OF AFFILIATED TRANSACTIONS	10,201,705	142,868,871	128,014,038	25,056,538	$ 69,151,802	$3,178,201

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2008, were as follows:

Purchases	$390,481,971
Sales	$385,049,550

7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of July 31, 2008, there were no outstanding loans. During the year ended July 31, 2008, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of July 31, 2008, there were no outstanding loans. During the year ended July 31, 2008, the program was not utilized.

9. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds and their respective counsel have been defending this litigation and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended July 31, 2008, the amount of long-term capital gains designated by the Fund was $3,380,432.

For the fiscal year ended July 31, 2008, 27.04% of total ordinary income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended July 31, 2008, 18.34% qualify for the dividend-received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES AND SHAREHOLDERS OF FEDERATED MDT BALANCED FUND:

We have audited the accompanying statement of assets and liabilities of Federated MDT Balanced Fund (the "Fund") (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended July 31, 2005 were audited by another independent registered public accounting firm whose report, dated September 19, 2005 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Balanced Fund, a portfolio of Federated MDT Series, at July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
September 17, 2008

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Trust comprised 8 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology at Barry University and Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/ Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2006	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Evaluation and Approval of Advisory
Contract - May 2008

FEDERATED MDT BALANCED FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2008. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees. He also observed that certain funds may exhibit important differences in their objectives and management techniques when compared to other funds placed in the same peer group by ranking organizations, noting in this connection that the Fund's quantitative investment program is of such a type.

For both the one- and three-year periods ending December 31, 2007, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the Fund's most recently completed fiscal year, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. In this regard, the Board had been previously advised that, while comparisons to fund peer groups are highly important in judging the reasonableness of advisory fees, the Fund's quantitative focus makes fee and expense comparisons particularly difficult. Although the Fund's advisory fee was above the median of the peer range, the peer group of funds varied widely in their complexity, and the management of the Fund is among the more complex relative to its peers. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated MDT Balanced Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R841
Cusip 31421R833
Cusip 31421R692

37326 (9/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated MDT Balanced Fund

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2008

Institutional Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended July 31	2008	2007 [1]	2006 [2]	2005	2004
Net Asset Value, Beginning of Period	$13.79	$13.23	$13.60	$12.82	$11.36
Income From Investment Operations:
Net investment income	0.30 [3]	0.24 [3]	0.24 [3]	0.20	0.13
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	(0.98)	1.14	0.50	1.87	1.61
TOTAL FROM INVESTMENT OPERATIONS	(0.68)	1.38	0.74	2.07	1.74
Less Distributions:
Distributions from net investment income	(0.19)	(0.17)	(0.18)	(0.15)	(0.15)
Distributions from net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	(0.35)	(0.65)	(0.93)	(1.14)	(0.13)
TOTAL DISTRIBUTIONS	(0.54)	(0.82)	(1.11)	(1.29)	(0.28)
Net Asset Value, End of Period	$12.57	$13.79	$13.23	$13.60	$12.82
Total Return [4]	(5.33)%	10.61%	5.62%	16.81%	15.37%

Ratios to Average Net Assets:
Net expenses	1.06%	1.14%	1.25%	1.19%	1.17%
Net investment income	2.22%	1.74%	1.82%	1.54%	1.03%
Expense waiver/reimbursement [5]	0.03%	0.17%	0.14%	--	--
Supplemental Data:
Net assets, end of period (000 omitted)	$71,949	$81,634	$73,747	$69,320	$53,815
Portfolio turnover	158%	174%	139%	127%	78%

1 MDT Balanced Fund (the "Predecessor Fund") was reorganized into Federated MDT Balanced Fund (the "Fund") as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.

2 Beginning with the year ended July 31, 2006, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect sales charge, redemption fee or contingent deferred sales charge, if applicable.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2008 to July 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 2/1/2008	Ending Account Value 7/31/2008	Expenses Paid During Period [1]
Actual	$1,000	$ 948.00	$4.94
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,019.79	$5.12

1 Expenses are equal to the Fund's annualized net expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half-year period).

Management's Discussion of Fund Performance

For the reporting period ended July 31, 2008 the fund's Institutional Shares produced a total return of (5.33)%, at net asset value. The Standard & Poor's 500 Index 1 and the Lehman Brothers Aggregate Bond Index ("Lehman Aggregate") 2 returned (11.09)% and 6.15%, respectively, while the Lipper Balanced Funds Index returned (5.17)%. 3

1 The Standard & Poor's 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made directly in an index.

2 The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. Investments cannot be made directly in an index.

3 Lipper Indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

MARKET OVERVIEW

Over the 12-month period ended July 31, 2008 domestic equity markets performed poorly in response to ongoing housing market deterioration, credit market distress and general economic weakness. The Russell 3000 ® Index, 4 which represents the performance of the 3,000 largest U.S. companies by market capitalization, finished the period down 10.32%. Small cap stocks 5 had the best relative results as demonstrated by the (6.71)% return on the Russell 2000 ® Index, 6 which exceeded the (10.10)% and (10.81)% results for the Russell Midcap ® Index 7 and the Russell Top 200 ® Index, 8 respectively. Growth stocks significantly outperformed value stocks during the year, with the Russell 3000 ® Growth Index 9 returning (6.11)% as compared to (14.75)% for the Russell 3000 Value ® Index. 10

The best performing sectors during the period, as measured by the Russell 3000 ® Index, were Energy (up 9.40%), Materials (up 6.75%) and Consumer Staples (up 5.15%). Underperforming sectors included Financials (down 29.29%), Consumer Discretionary (down 23.98%) and Telecommunication Services (down 22.81%).

4 The Russell 3000 Index offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. market. The Russell 3000 is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index is unmanaged and investments cannot be made directly in an index.

5 Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

6 The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The index is unmanaged and investments cannot be made directly in an index.

7 The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 31% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and investments cannot be made directly in an index.

8 The Russell Top 200 Index measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 69% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and investments cannot be made directly in an index.

9 The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The index is unmanaged and investments cannot be made directly in an index.

10 The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The index is unmanaged and investments cannot be made directly in an index.

Real Estate Investment Trust ("REIT") fundamentals held up well through what was an extremely difficult environment. Although negative, performance was solid on a relative basis as demonstrated by the (5.40)% return on the S&P REIT Index. 11

International equity performance 12 benefited from a decline in the value of the dollar over the period. Emerging markets, which generally experienced stronger economic growth, outperformed developed markets as evidenced by the (4.36)% return on the MSCI Emerging Markets Free Index, 13 which exceeded the (12.19)% return on the MSCI EAFE Index. 14

Fixed-income markets experienced a tumultuous period which featured aggressive and innovative actions on the part of the Federal Reserve Board (the "Fed"), a dramatic reduction in yields on U.S. Treasuries and significant widening in yield spreads on risk-bearing instruments. The Fed reduced the target federal funds rate on seven occasions totaling 3.25% during the period which contributed to a meaningful decline in treasury yields, most significantly at the short-end of the curve. Responding to disruptions in the money markets and asset-backed securities markets, the Fed also introduced new lending facilities in an effort to provide liquidity. The collapse in housing prices and increasing uncertainty about the economy led to an increase in risk premiums across credit markets. The average yield of the Lehman Aggregate stood at 5.14% on July 31, 2008, compared to 5.57% 12 months earlier.

11 The S&P REIT Index tracks the market performance of U.S. Real Estate Investment Trusts, known as REITs. It consists of 100 REITs chosen for their liquidity and importance in representing a diversified real estate portfolio. Investments in REITs involve special risks associated with an investment in real estate, such as limited liquidity and interest rate risks. The index is unmanaged and investments cannot be made directly in an index.

12 International investing involves special risks including currency risk, increased volatility of foreign securities, political risks, and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries, and currency risks and political risks are accentuated in emerging markets.

13 The MSCI Emerging Markets Free Index is an unmanaged index reflecting approximately 60% of the market capitalization, by industry, in each of 26 emerging market countries. The index is unmanaged and investments cannot be made directly in an index.

14 The MSCI EAFE Index measures international equity performance. It comprises 21 MSCI country indices, representing the developed markets outside of North America. The index is unmanaged and investments cannot be made directly in an index.

ASSET ALLOCATION

During the reporting period, equity investments accounted for an average of approximately 66% of the portfolio while fixed income and cash averaged 34%. Cash balances were maintained at an average of more than 5% of fund assets in response to the volatility in the market, which helped performance. Within the fund's equity portfolio, investments in international equities and REITs contributed negatively to fund performance as these allocations underperformed.

EQUITIES

Domestic equity investments, which are managed under our proprietary All Cap Core strategy, marginally outperformed their benchmark, the Russell 3000 ® Index, during the period. An overweight to the Energy sector provided the most significant positive contribution to relative results. The most significant negative contributions to relative performance resulted from an overweight to the Financial sector, which underperformed, and an underweight to the Consumer Staples sector, which outperformed.

International equity investments underperformed the MSCI EAFE Index during the period. The international allocation was reduced over the course of the year and performance was negatively affected by the timing of these moves in what was a very volatile period. REIT investments performed poorly, however, the allocation to this sector was much lower than the fund has historically maintained, at an average of just 2.5% of assets, so the impact on fund performance was marginal.

FIXED INCOME

The bond portion of the fund outperformed its benchmark (the Lehman Aggregate) modestly during the period. Three of the five portfolio tools we used to manage fixed-income investments (duration, 15 yield curve and security selection) added value to varying degrees. Sector was the lone exception, with overweights to mortgage-backed securities, commercial mortgage-backed securities, and high yield providing a considerable drag on performance. 16 Another tool, currency management, had little effect on results. Security selection in the corporate areas (investment-grade and high yield) contributed positively to results during the year.

15 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

16 High-yield, lower-rated securities generally entail greater market, credit and liquidity risk than investment-grade securities and may include higher volatility and higher risk of default. Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

GROWTH OF A $25,000 INVESTMENT - INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $25,000 1 in the Federated MDT Balanced Fund (Institutional Shares) (the "Fund") from October 1, 2002 (start of performance) to July 31, 2008, compared to the Standard and Poor's 500 Index (S&P 500), 2 the Lipper Balanced Funds Index (LBFI) 3 and the Lehman Brothers Aggregate Bond Index (LBAB). 2

Average Annual Total Returns for the Period Ended 7/31/2008
1 Year	(5.33)%
5 Years	8.31%
Start of Performance (10/1/2002)	9.54%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, LBAB and the LBFI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and LBAB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the fund's performance. The indexes are unmanaged and, unlike the fund, are not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper Indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. Lipper figures do not reflect sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Tables

At July 31, 2008, the Fund's portfolio composition 1 was as follows:

Security Type	Percentage of Total Net Assets
Domestic Equity	55.5%
Mortgage-Backed Securities	12.4%
Corporate Debt Securities	8.5%
U.S. Treasury and Agency Securities [2]	5.9%
Collateralized Mortgage Obligations	3.8%
Foreign Stock ETF	3.3%
International Equity	1.4%
Adjustable Rate Mortgage Securities	1.4%
Foreign Debt Securities	1.1%
Asset-Backed Securities	0.5%
Derivative Contracts [3,4]	0.0%
Cash Equivalents [5]	8.5%
Other Assets and Liabilities--Net [6]	(2.3)%
TOTAL	100.0%

1 See the Fund's Prospectus for a description of the principal types of securities in which the Fund invests. As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of these tables, the affiliated investment company (other than an affiliated money market fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.

2 Also includes $3,500,592 held in U.S. Treasuries pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding futures contract.

3 Based upon net unrealized appreciation (depreciation) on the derivative contracts. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) may indicate. In many cases, the notional value or notional principal amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation) and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this report.

4 Represents less than 0.1%.

5 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

6 Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.

At July 31, 2008, the Fund's industry composition 7 for its equity securities was as follows:

Industry	Percentage of Equity Securities
Crude Oil & Gas Production	5.6%
Multi-Line Insurance	4.9%
Agricultural Chemicals	4.8%
Integrated Domestic Oil	4.7%
Integrated International Oil	4.6%
Real Estate Investment Trusts	4.5%
Life Insurance	4.4%
Property Liability Insurance	4.3%
Telecommunication Equipment & Services	3.8%
Truck Manufacturing	3.3%
Diversified Oil	3.1%
Regional Bank	2.9%
Money Center Bank	2.7%
Oil Well Supply	2.6%
Electric Utility	2.5%
Commodity Chemicals	2.1%
Home Building	2.0%
Ethical Drugs	1.9%
Railroad	1.8%
Oil Service, Explore & Drill	1.8%
Internet Services	1.7%
Other [8]	30.0%
TOTAL	100.0%

7 Industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.

8 For purposes of this table, industry classifications which constitute less than 1.0% of the Fund's equity securities have been aggregated under the designation "Other."

Portfolio of Investments

July 31, 2008

Shares			Value
		COMMON STOCKS--56.9%
		Agricultural Chemicals--2.7%
70,600		Monsanto Co.	$8,409,166
		Agricultural Machinery--0.1%
2,600		Lindsay Manufacturing Co.	239,902
		Airline - Regional--0.7%
5,100	[1]	Alaska Air Group, Inc.	91,188
126,900		Southwest Airlines Co.	1,978,371
		TOTAL	2,069,559
		Aluminum--0.1%
3,400		Kaiser Aluminum Corp.	179,350
		Apparel--0.3%
2,900		Columbia Sportswear Co.	108,199
4,600		Liz Claiborne, Inc.	60,122
16,100	[1]	Warnaco Group, Inc.	675,395
		TOTAL	843,716
		AT&T Divestiture--0.6%
64,200		AT&T, Inc.	1,978,002
		Auto Original Equipment Manufacturer--0.1%
3,000		Sun Hydraulics, Inc.	123,600
3,600		Superior Industries International, Inc.	60,804
		TOTAL	184,404
		Biotechnology--0.1%
4,800	[1]	Affymetrix, Inc.	37,824
3,100	[1]	Martek Biosciences Corp.	116,591
		TOTAL	154,415
		Broadcasting--0.4%
31,800	[1]	American Tower Systems Corp.	1,332,420
		Building Materials--0.1%
3,500		Apogee Enterprises, Inc.	60,480
9,500	[1]	Owens Corning, Inc.	247,095
2,100		Universal Forest Products, Inc.	56,700
		TOTAL	364,275
Shares			Value
		COMMON STOCKS--continued
		Cable TV--0.0%
3,500	[1]	Viacom, Inc., Class B	$97,755
		Clothing Stores--0.8%
2,800	[1]	Children's Place Retail Stores, Inc.	106,540
6,200	[1]	Fossil, Inc.	166,036
24,400	[1]	Hanesbrands, Inc.	523,136
2,600	[1]	Jos A. Bank Clothiers, Inc.	58,240
46,300	[1]	Urban Outfitters, Inc.	1,528,363
		TOTAL	2,382,315
		Cogeneration--0.7%
71,100	[1]	Mirant Corp.	2,176,371
		Commodity Chemicals--1.2%
107,100		Dow Chemical Co.	3,567,501
2,400		PPG Industries, Inc.	145,536
1,600		Westlake Chemical Corp.	28,016
		TOTAL	3,741,053
		Computer Peripherals--0.4%
25,500	[1]	Lexmark International Group, Class A	894,540
15,800	[1]	Sandisk Corp.	222,780
8,100	[1]	Western Digital Corp.	233,199
		TOTAL	1,350,519
		Computer Services--0.1%
5,900	[1]	Synnex Corp.	137,824
3,000		Syntel, Inc.	98,850
		TOTAL	236,674
		Computer Stores--0.1%
10,100	[1]	GameStop Corp.	409,151
		Crude Oil & Gas Production--3.2%
3,500		Anadarko Petroleum Corp.	202,685
51,800		Apache Corp.	5,810,406
26,900		Cimarex Energy Co.	1,401,759
8,600		Devon Energy Corp.	816,054
16,900	[1]	Newfield Exploration Co.	827,762
6,600	[1]	Stone Energy Corp.	336,732
9,000	[1]	Swift Energy Co.	457,380
		TOTAL	9,852,778
Shares			Value
		COMMON STOCKS--continued
		Defense Aerospace--0.4%
17,500		Boeing Co.	$1,069,425
2,000	[1]	Spirit Aerosystems Holdings, Inc., Class A	43,320
4,300		Triumph Group, Inc.	227,728
		TOTAL	1,340,473
		Department Stores--0.6%
13,800		Dillards, Inc., Class A	139,518
900		Penney (J.C.) Co., Inc.	27,747
18,900	[1]	Saks, Inc.	192,591
19,800	[1]	Sears Holdings Corp.	1,603,800
		TOTAL	1,963,656
		Discount Department Stores--0.1%
7,900	[1]	99 Cents Only Stores	52,851
8,100	[1]	BJ's Wholesale Club, Inc.	303,993
3,200		Family Dollar Stores, Inc.	74,560
		TOTAL	431,404
		Diversified Leisure--0.2%
6,100	[1]	Bally Technologies, Inc.	193,919
1,100		Carnival Corp.	40,634
10,100	[1]	Gaylord Entertainment Co.	303,404
6,500	[1]	Pinnacle Entertainment, Inc.	73,450
		TOTAL	611,407
		Diversified Oil--1.7%
68,200		Occidental Petroleum Corp.	5,376,206
		Electric Utility--1.4%
2,400		American Electric Power Co., Inc.	94,800
2,600		Avista Corp.	58,812
16,200		CMS Energy Corp.	218,700
17,200		DTE Energy Co.	704,856
12,600	[1]	Dynegy, Inc.	84,798
36,300		Edison International	1,754,742
2,600	[1]	El Paso Electric Co.	53,716
4,000		Hawaiian Electric Industries, Inc.	98,960
3,000		OGE Energy Corp.	98,160
Shares			Value
		COMMON STOCKS--continued
		Electric Utility--continued
4,800		PPL Corp.	$225,408
6,600		Pepco Holdings, Inc.	164,604
3,700		Portland General Electric Co.	86,913
18,400	[1]	Reliant Energy, Inc.	333,224
9,300		SCANA Corp.	336,567
		TOTAL	4,314,260
		Electrical Equipment--0.2%
36,300		Xerox Corp.	495,132
		Electronic Instruments--0.1%
1,100		Analogic Corp.	80,498
800	[1]	Axsys Technologies, Inc.	58,752
2,600	[1]	Trimble Navigation Ltd.	86,320
		TOTAL	225,570
		Ethical Drugs--1.1%
22,400	[1]	Forest Laboratories, Inc., Class A	795,424
40,000	[1]	King Pharmaceuticals, Inc.	460,400
39,900		Merck & Co., Inc.	1,312,710
42,200		Pfizer, Inc.	787,874
		TOTAL	3,356,408
		Financial Services--0.5%
33,100		Ameriprise Financial, Inc.	1,406,750
22,200		Fulton Financial Corp.	233,988
		TOTAL	1,640,738
		Gas Distributor--0.1%
1,800		AGL Resources, Inc.	62,208
1,500		Laclede Group, Inc.	63,615
3,400		WGL Holdings, Inc.	117,402
		TOTAL	243,225
		Gas Pipeline--0.1%
7,700		Williams Companies, Inc.	246,785
		Generic Drugs--0.0%
600		Perrigo Co.	21,138
Shares			Value
		COMMON STOCKS--continued
		Grocery Chain--0.2%
16,400		Safeway, Inc.	$438,208
1,800		Weis Markets, Inc.	68,382
		TOTAL	506,590
		Home Building--1.2%
23,300		Centex Corp.	342,044
67,000		D. R. Horton, Inc.	745,040
25,400		KB HOME	446,786
26,300		Lennar Corp., Class A	318,230
8,600		M.D.C. Holdings, Inc.	357,072
100	[1]	NVR, Inc.	55,232
51,500		Pulte Homes, Inc.	628,815
12,500		Ryland Group, Inc.	257,375
21,600	[1]	Toll Brothers, Inc.	433,944
		TOTAL	3,584,538
		Home Health Care--0.0%
1,600	[1]	Amerigroup Corp.	40,640
		Household Appliances--0.0%
1,000		Whirlpool Corp.	75,700
		Industrial Machinery--0.1%
4,300	[1]	Terex Corp.	203,519
1,100		Valmont Industries, Inc.	117,601
		TOTAL	321,120
		Insurance Brokerage--0.0%
1,500		Odyssey Re Holdings Corp.	58,605
		Integrated Domestic Oil--2.6%
3,900	[1]	Callon Petroleum Corp.	89,661
90,400		ConocoPhillips	7,378,448
13,900		Marathon Oil Corp.	687,633
		TOTAL	8,155,742
		Integrated International Oil--2.6%
96,400		Chevron Corp.	8,151,584
		Internet Services--1.0%
4,100	[1]	Amazon.com, Inc.	312,994
14,000	[1]	NetFlix, Inc.	432,460
Shares			Value
		COMMON STOCKS--continued
		Internet Services--continued
4,000	[1]	Overstock.com, Inc.	$71,040
15,700	[1]	Priceline.com, Inc.	1,804,715
14,900	[1]	eBay, Inc.	375,033
		TOTAL	2,996,242
		Jewelry Stores--0.1%
4,700		Tiffany & Co.	177,613
		Leasing--0.1%
5,900		GATX Corp.	268,273
		Life Insurance--2.5%
96,900		MetLife, Inc.	4,919,613
3,700		Principal Financial Group	157,287
16,500		Protective Life Corp.	593,340
12,800		StanCorp Financial Group, Inc.	632,192
24,500		Torchmark Corp.	1,422,225
		TOTAL	7,724,657
		Long-Term Care Centers--0.0%
4,000	[1]	Kindred Healthcare, Inc.	107,880
		Lumber Products--0.0%
12,900	[1]	Louisiana-Pacific Corp.	109,134
		Maritime--0.4%
2,900	[1]	Kirby Corp.	138,388
14,300		Overseas Shipholding Group, Inc.	1,126,125
		TOTAL	1,264,513
		Medical Supplies--0.0%
1,600	[1]	Kensey Nash Corp.	55,568
2,000	[1]	Merit Medical Systems, Inc.	40,420
		TOTAL	95,988
		Medical Technology--0.2%
7,000	[1]	Masimo Corp.	264,390
3,700		Stryker Corp.	237,503
		TOTAL	501,893
Shares			Value
		COMMON STOCKS--continued
		Metal Fabrication--0.3%
5,700		Mueller Industries, Inc.	$146,319
1,800		Olympic Steel, Inc.	91,530
19,500		Timken Co.	643,890
5,900		Worthington Industries, Inc.	104,666
		TOTAL	986,405
		Mini-Mill Producer--0.2%
21,200		Commercial Metals Corp.	632,820
		Miscellaneous Components--0.6%
40,100		Amphenol Corp., Class A	1,911,567
		Miscellaneous Food Products--0.6%
50,700		Archer-Daniels-Midland Co.	1,451,541
5,800		The Anderson's, Inc.	263,610
		TOTAL	1,715,151
		Miscellaneous Machinery--0.8%
12,900		Fastenal Co.	630,294
8,200		Nordson Corp.	579,412
17,800		Parker-Hannifin Corp.	1,097,904
		TOTAL	2,307,610
		Money Center Bank--1.5%
97,700		Bank of America Corp.	3,214,330
37,400		JPMorgan Chase & Co.	1,519,562
		TOTAL	4,733,892
		Mortgage and Title--0.0%
3,500		LandAmerica Financial Group, Inc.	40,215
10,400		PMI Group, Inc.	26,104
8,300		Radian Group, Inc.	14,442
		TOTAL	80,761
		Multi-Industry Capital Goods--0.7%
3,800	[1]	Ceradyne, Inc.	176,130
1,000	[1]	Tecumseh Products Co., Class A	32,750
3,200		Textron, Inc.	139,104
41,000		Tyco International Ltd.	1,826,960
		TOTAL	2,174,944
Shares			Value
		COMMON STOCKS--continued
		Multi-Industry Transportation--0.0%
2,700		Expeditors International Washington, Inc.	$95,877
		Multi-Line Insurance--2.8%
96,150		Allstate Corp.	4,444,053
19,500		Assurant, Inc.	1,172,340
11,900		Cincinnati Financial Corp.	331,296
2,400		FBL Financial Group, Inc., Class A	50,040
11,000		Hanover Insurance Group, Inc.	472,120
1,600		Harleysville Group, Inc.	57,008
85,000		UNUMProvident Corp.	2,053,600
		TOTAL	8,580,457
		Offshore Driller--0.3%
11,700		ENSCO International, Inc.	808,938
3,000	[1]	Hornbeck Offshore Services, Inc.	133,740
		TOTAL	942,678
		Oil Service, Explore & Drill--1.0%
700	[1]	Dawson Geophysical Co.	45,941
6,100	[1]	Gulfmark Offshore, Inc.	306,098
19,800	[1]	Mariner Energy, Inc.	523,908
1,200		Patterson-UTI Energy, Inc.	34,104
30,100	[1]	Pride International, Inc.	1,166,676
14,900	[1]	Unit Corp.	1,006,495
		TOTAL	3,083,222
		Oil Well Supply--1.5%
43,100	[1]	FMC Technologies, Inc.	2,662,718
15,000	[1]	Oil States International, Inc.	823,200
9,400	[1]	Superior Energy Services, Inc.	445,842
18,200	[1]	Weatherford International, Inc.	686,686
		TOTAL	4,618,446
		Other Communications Equipment--0.0%
21,700	[1]	Tellabs, Inc.	111,538
		Paper Products--0.1%
10,700		MeadWestvaco Corp.	286,867
Shares			Value
		COMMON STOCKS--continued
		Personal Loans--0.0%
1,200	[1]	World Acceptance Corp.	$39,312
		Poultry Products--0.1%
6,900		Sanderson Farms, Inc.	274,206
		Printed Circuit Boards--0.6%
4,400	[1]	Benchmark Electronics, Inc.	64,416
110,400	[1]	Marvell Technology Group Ltd.	1,632,816
		TOTAL	1,697,232
		Property Liability Insurance--2.5%
17,450		American Financial Group, Inc. Ohio	505,526
70,600		Chubb Corp.	3,391,624
300		Reinsurance Group of America	14,910
80,300		The Travelers Cos, Inc.	3,542,836
2,200		Transatlantic Holdings, Inc.	127,468
		TOTAL	7,582,364
		Psychiatric Centers--0.1%
8,800	[1]	Psychiatric Solutions, Inc.	308,176
		Railroad--1.0%
15,800		CSX Corp.	1,067,764
25,900		Union Pacific Corp.	2,135,196
		TOTAL	3,202,960
		Real Estate Investment Trusts--2.6%
99,000		Annaly Mortgage Management, Inc.	1,491,930
7,950		Boston Properties, Inc.	764,711
11,700		Equity Residential Properties Trust	505,089
9,600		Federal Realty Investment Trust	697,056
20,200		HCP, Inc.	728,614
39,500		Host Hotels & Resorts, Inc.	517,845
9,000		Prologis Trust	439,920
6,100		SL Green Realty Corp.	508,374
8,900		Simon Property Group, Inc.	824,407
14,500		Taubman Centers, Inc.	696,000
7,250		Vornado Realty Trust	689,258
		TOTAL	7,863,204
Shares			Value
		COMMON STOCKS--continued
		Recreational Goods--0.0%
5,500		Callaway Golf Co.	$69,740
		Recreational Vehicles--0.0%
1,400		Harley Davidson, Inc.	52,976
		Regional Bank--1.6%
114,900		BB&T Corp.	3,219,498
7,100		Bancorpsouth, Inc.	151,230
6,500		City National Corp.	319,345
300		FirstMerit Corp.	5,904
9,100		M & T Bank Corp.	640,458
5,900		Oriental Financial Group	102,483
5,300		PacWest Bancorp	98,686
13,100		TCF Financial Corp.	167,025
5,500		Trustmark Corp.	99,330
2,300		UnionBanCal Corp.	123,556
700		Whitney Holding Corp.	14,392
4,500		Wilmington Trust Corp.	106,065
		TOTAL	5,047,972
		Restaurant--0.1%
900	[1]	Buffalo Wild Wings, Inc.	29,637
3,600	[1]	Panera Bread Co.	180,360
		TOTAL	209,997
		Roofing & Wallboard--0.1%
12,900	[1]	U.S.G. Corp.	370,230
		Savings and Loan--0.8%
6,400		Downey Financial Corp.	13,504
44,900		Federal Home Loan Mortgage Corp.	366,833
65,400		Federal National Mortgage Association	752,100
41,800		Hudson City Bancorp, Inc.	763,268
10,100		Newalliance Bancshares, Inc.	131,098
14,000		Washington Federal, Inc.	260,400
4,100		Webster Financial Corp. Waterbury	81,426
		TOTAL	2,368,629
Shares			Value
		COMMON STOCKS--continued
		Securities Brokerage--0.2%
1,500	[1]	Fcstone Group., Inc.	$28,890
6,300	[1]	Interactive Brokers Group, Inc., Class A	176,778
4,100	[1]	KBW, Inc.	108,322
11,000	[1]	Knight Capital Group, Inc., Class A	180,290
2,800	[1]	Piper Jaffray Cos., Inc.	99,400
4,700		Raymond James Financial, Inc.	135,830
		TOTAL	729,510
		Semiconductor Distribution--0.0%
5,000	[1]	FormFactor, Inc.	87,000
		Semiconductor Manufacturing--0.8%
84,000	[1]	Broadcom Corp.	2,040,360
62,500	[1]	Micron Technology, Inc.	301,875
2,300	[1]	Silicon Laboratories, Inc.	75,233
		TOTAL	2,417,468
		Semiconductor Manufacturing Equipment--0.1%
12,700	[1]	Novellus Systems, Inc.	258,699
		Services to Medical Professionals--0.0%
2,200	[1]	Athenahealth, Inc.	66,440
		Shoes--0.1%
2,000	[1]	Deckers Outdoor Corp.	226,020
6,700	[1]	Skechers USA, Inc., Class A	126,630
		TOTAL	352,650
		Software Packaged/Custom--0.8%
5,100	[1]	Advent Software, Inc.	222,054
100	[1]	CSG Systems International, Inc.	1,774
45,500	[1]	Computer Sciences Corp.	2,155,335
4,800	[1]	Wind River Systems, Inc.	56,304
		TOTAL	2,435,467
		Specialty Chemicals--0.1%
3,800		Minerals Technologies, Inc.	245,138
1,400	[1]	OM Group, Inc.	47,040
		TOTAL	292,178
Shares			Value
		COMMON STOCKS--continued
		Specialty Retailing--0.5%
9,800	[1]	Cabela's, Inc., Class A	$113,876
15,500		Costco Wholesale Corp.	971,540
2,700		Nordstrom, Inc.	77,598
4,600		Pep Boys-Manny Moe & Jack	33,948
400	[1]	Tractor Supply Co.	15,204
1,800		Williams-Sonoma, Inc.	31,392
6,800	[1]	Zale Corp.	150,416
		TOTAL	1,393,974
		Telecommunication Equipment & Services--2.2%
27,800	[1]	ADC Telecommunications, Inc.	262,988
321,300		Corning, Inc.	6,429,213
		TOTAL	6,692,201
		Toys & Games--0.1%
9,400	[1]	JAKKS Pacific, Inc.	206,612
		Truck Manufacturing--1.9%
78,300		Cummins, Inc.	5,194,422
12,200		Paccar, Inc.	513,132
		TOTAL	5,707,554
		Trucking--0.2%
3,100		Arkansas Best Corp.	115,134
7,100		Ryder Systems, Inc.	468,316
		TOTAL	583,450
		Undesignated Consumer Cyclicals--0.8%
4,100	[1]	CoStar Group, Inc.	204,549
1,000	[1]	Covance, Inc.	91,800
23,300		DeVRY, Inc.	1,323,673
3,800	[1]	Navigant Consulting, Inc.	70,224
3,100	[1]	Parexel International Corp.	90,613
13,800		Pharmaceutical Product Development, Inc.	526,332
3,200		Speedway Motorsports, Inc.	61,792
		TOTAL	2,368,983
		TOTAL COMMON STOCKS (IDENTIFIED COST $183,106,381)	175,350,358
Principal Amount			Value
		ASSET-BACKED SECURITIES--1.7%
$400,000		Bank of America Commercial Mortgage, Inc. 2007-1 A2, 5.381%, 1/15/2049	$389,352
250,000		Bank of America Commercial Mortgage, Inc. 2007-4, Series 2007-4, 5.745%, 2/10/2051	233,080
1,200,000		Citigroup/Deutsche Bank Commercial Mortgage 2007-CD5, Series 2007-CD5, 5.886%, 11/15/2044	1,121,291
450,284		Community Program Loan Trust 1987-A, Series 1987-A, 4.500%, 10/01/2018	446,269
1,000,000		Credit Suisse Mortgage Capital Certificate 2006-C4, Series 2006-C4, 5.509%, 09/15/2039	919,385
43,792		CS First Boston Mortgage Securities Corp. 2002-HE4 AF, 5.51%, 8/25/2032	40,931
675,000		LB-UBS Commercial Mortgage Trust 2008-C1 Series 2008CI, 6.150%, 4/15/2041	646,087
150,000		Merrill Lynch Mortgage Trust 2008-C1, Series 2008-C1, 5.425%, 02/12/2051	144,757
100,000		Merrill Lynch Mortgage Trust 2008-C1, Series 2008-C1, 6.266%, 02/12/2051	92,490
715,000		Merrill Lynch/Countrywide Commercial Mortgage 2007-6, Series 2007-6, 5.331%, 03/12/2051	693,966
250,000		Merrill Lynch/Countrywide Commercial Mortgage 2007-6, Series 2007-6, 5.485%, 03/12/2051	228,315
140,000		Morgan Stanley Capital I 2006-IQ12 A4, 5.332%, 12/15/2043	129,919
		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $5,272,726)	5,085,842
		COLLATERALIZED MORTGAGE OBLIGATIONS--0.3%
4,355		Bear Stearns Mortgage Securities, Inc. 1997-6 1A, 6.67%, 3/25/2031	4,141
410,000		Citigroup/Deutsche Bank Commercial Mortgage 2007-CD4 A3, 5.293%, 12/11/2049	386,689
14,017		Federal Home Loan Mortgage Corp. REMIC 1311 K, 7.000%, 7/15/2022	14,289
24,923		Federal Home Loan Mortgage Corp. REMIC 1384 D, 7.000%, 9/15/2022	25,406
25,029		Federal Home Loan Mortgage Corp. REMIC 1595 D, 7.000%, 10/15/2013	25,419
75,000		Federal Home Loan Mortgage Corp. REMIC 2497 JH, 6.000%, 9/15/2032	75,312
60,227		Federal National Mortgage Association REMIC 1993-113 SB, 9.748%, 7/25/2023	66,385
8,125		Federal National Mortgage Association REMIC 2001-37 GA, 8.000%, 7/25/2016	8,611
15,935		Federal National Mortgage Association REMIC 2003-35 UC, 3.750%, 5/25/2033	14,666
9,647		Government National Mortgage Association REMIC 1999-29 PB, 7.250%, 7/16/2028	9,813
Principal Amount			Value
		COLLATERALIZED MORTGAGE OBLIGATIONS--continued
$46,401		Government National Mortgage Association REMIC 2002-17 B, 6.000%, 3/20/2032	$46,644
350,000		JPMorgan Chase Commercial Mortgage Securities 2007-CB19 A2, 5.478%, 2/12/2049	343,702
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $1,057,880)	1,021,077
		CORPORATE BONDS--6.6%
		Basic Industry - Chemicals--0.1%
100,000		Albemarle Corp., Sr. Note, 5.100%, 02/01/2015	94,880
85,000		Du Pont (E.I.) de Nemours & Co., 5.000%, 01/15/2013	85,568
30,000		Du Pont (E.I.) de Nemours & Co., 6.000%, 07/15/2018	30,477
70,000		Praxair, Inc., 4.625%, 03/30/2015	67,452
75,000		Rohm & Haas Co., 6.000%, 09/15/2017	73,631
		TOTAL	352,008
		Basic Industry - Metals & Mining--0.2%
50,000		Alcan, Inc., 5.000%, 06/01/2015	47,184
85,000		Alcoa, Inc., Note, 5.550%, 02/01/2017	78,827
10,000	[2,3]	ArcelorMittal, 6.125%, 06/01/2018	9,614
150,000		BHP Finance (USA), Inc., Company Guarantee, 5.250%, 12/15/2015	143,155
50,000		Newmont Mining Corp., Company Guarantee, 5.875%, 04/01/2035	41,946
85,000		Rio Tinto Finance USA Ltd., 5.875%, 07/15/2013	86,382
85,000		Rio Tinto Finance USA Ltd., 6.500%, 07/15/2018	86,186
		TOTAL	493,294
		Basic Industry - Paper--0.0%
50,000		Weyerhaeuser Co., Deb., 7.375%, 03/15/2032	48,444
		Capital Goods - Aerospace & Defense--0.1%
50,000	[2,3]	BAE Systems Holdings, Inc., 5.200%, 08/15/2015	47,419
125,000		Boeing Co., Note, 5.125%, 02/15/2013	127,188
30,000		Lockheed Martin Corp., Sr. Note, 4.121%, 03/14/2013	29,165
100,000		Raytheon Co., Unsecd. Note, 5.375%, 04/01/2013	102,401
		TOTAL	306,173
		Capital Goods - Building Materials--0.0%
70,000		RPM International, Inc., 6.500%, 02/15/2018	69,193
Principal Amount			Value
		CORPORATE BONDS--continued
		Capital Goods - Diversified Manufacturing--0.3%
$60,000		Dover Corp., Note, 5.450%, 03/15/2018	$59,435
100,000		Emerson Electric Co., Unsecd. Note, 5.750%, 11/01/2011	104,796
160,000		Harsco Corp., 5.750%, 05/15/2018	160,490
50,000		Honeywell International, Inc., Note, 7.500%, 03/01/2010	53,100
80,000		Hubbell, Inc., 5.950%, 06/01/2018	81,857
90,000		Roper Industries, Inc., 6.625%, 08/15/2013	90,674
140,000		Textron Financial Corp., 5.400%, 04/28/2013	138,546
40,000	[2,3]	Textron Financial Corp., Jr. Sub. Note, 6.000%, 02/15/2067	28,870
130,000		Tyco Electronics Group SA, 5.950%, 01/15/2014	129,284
		TOTAL	847,052
		Capital Goods - Packaging--0.0%
20,000		Pactiv Corp., 6.40%, 1/15/2018	19,361
		Communications - Media & Cable--0.1%
100,000		Comcast Corp., 7.125%, 06/15/2013	105,955
200,000		Comcast Corp., Company Guarantee, 6.500%, 01/15/2017	201,713
75,000		Cox Communications, Inc., Unsecd. Note, 5.450%, 12/15/2014	72,821
25,000		Time Warner Cable, Inc., Sr. Unsecd. Note, 5.850%, 05/01/2017	23,933
		TOTAL	404,422
		Communications - Media Noncable--0.1%
75,000		News America Holdings, Inc., Company Guarantee, 8.000%, 10/17/2016	83,019
75,000		News America Holdings, Inc., Sr. Deb., 9.250%, 02/01/2013	85,822
		TOTAL	168,841
		Communications - Telecom Wireless--0.2%
150,000		AT&T Wireless Services, Inc., 8.750%, 03/01/2031	179,604
100,000		America Movil S.A.B. de C.V., Note, 5.750%, 01/15/2015	98,520
100,000		Cingular Wireless LLC, Sr. Note, 6.500%, 12/15/2011	103,954
60,000		Vodafone Group PLC, 5.350%, 02/27/2012	60,479
100,000		Vodafone Group PLC, Note, 5.625%, 02/27/2017	97,081
		TOTAL	539,638
		Communications - Telecom Wirelines--0.2%
50,000		Embarq Corp., 6.738%, 06/01/2013	48,252
100,000		Telecom Italia Capital, Note, 4.875%, 10/01/2010	99,684
Principal Amount			Value
		CORPORATE BONDS--continued
		Communications - Telecom Wirelines--continued
$40,000		Telefonica SA, Company Guarantee, 7.045%, 06/20/2036	$41,146
150,000		Telefonica SA, Sr. Note, 5.855%, 02/04/2013	150,615
125,000		Verizon Global Funding, Note, 7.250%, 12/01/2010	132,300
		TOTAL	471,997
		Consumer Cyclical - Automotive--0.1%
100,000	[2,3]	American Honda Finance Corp., 4.625%, 04/02/2013	97,840
75,000		DaimlerChrysler North America Holding Corp., 6.500%, 11/15/2013	75,927
150,000		DaimlerChrysler North America Holding Corp., Note, 4.875%, 06/15/2010	150,409
100,000	[2,3]	Nissan Motor Acceptance Corp., Sr. Unsecd. Note, 5.625%, 03/14/2011	99,294
		TOTAL	423,470
		Consumer Cyclical - Entertainment--0.1%
100,000		Time Warner, Inc., 5.500%, 11/15/2011	98,674
175,000		Walt Disney Co., Note, 5.700%, 07/15/2011	183,268
		TOTAL	281,942
		Consumer Cyclical - Lodging--0.0%
100,000		Wyndham Worldwide Corp., Sr. Unsecd. Note, 6.000%, 12/01/2016	86,278
		Consumer Cyclical - Retailers--0.2%
70,000	[2,3]	Best Buy Co., Inc., 6.750%, 07/15/2013	71,008
190,000		CVS Caremark Corp., Sr. Unsecd. Note, 5.750%, 06/01/2017	186,925
80,000		Costco Wholesale Corp., 5.300%, 03/15/2012	82,857
85,000		JCPenney Corp., Inc., Sr. Unsecd. Note, 5.750%, 02/15/2018	74,919
25,000		Kohl's Corp., Unsecd. Note, 7.375%, 10/15/2011	25,838
100,000		Target Corp., 5.875%, 03/01/2012	103,614
50,000		Target Corp., Note, 5.875%, 07/15/2016	50,303
40,000		Wal-Mart Stores, Inc., 6.200%, 04/15/2038	39,131
		TOTAL	634,595
		Consumer Non-Cyclical - Food/Beverage--0.2%
100,000		Bottling Group LLC, Note, 5.500%, 04/01/2016	100,378
90,000		General Mills, Inc., Note, 5.700%, 02/15/2017	89,596
135,000		Kellogg Co., 4.250%, 03/06/2013	131,534
40,000		Kellogg Co., Sr. Unsub., 5.125%, 12/03/2012	40,469
75,000		Kraft Foods, Inc., Note, 5.250%, 10/01/2013	73,544
Principal Amount			Value
		CORPORATE BONDS--continued
		Consumer Non-Cyclical - Food/Beverage--continued
$10,000		Kraft Foods, Inc., Note, 6.250%, 06/01/2012	$10,229
75,000		PepsiCo, Inc., 4.650%, 02/15/2013	76,311
100,000	[2,3]	SABMiller PLC, Note, 6.200%, 07/01/2011	102,061
		TOTAL	624,122
		Consumer Non-Cyclical Health Care--0.1%
40,000		Baxter International, Inc., 6.250%, 12/01/2037	39,871
100,000		Medtronic, Inc., Note, Series B, 4.375%, 09/15/2010	101,430
190,000		Quest Diagnostics, Inc., Sr. Unsecd. Note, 6.400%, 07/01/2017	190,018
		TOTAL	331,319
		Consumer Non-Cyclical Pharmaceuticals--0.2%
60,000		Abbott Laboratories, 5.150%, 11/30/2012	61,843
60,000		Eli Lilly & Co., Bond, 5.200%, 03/15/2017	60,459
125,000		Eli Lilly & Co., Unsecd. Note, 6.570%, 01/01/2016	135,500
100,000		Genentech, Inc., Note, 4.750%, 07/15/2015	95,338
100,000		Pharmacia Corp., Sr. Deb., 6.500%, 12/01/2018	109,362
		TOTAL	462,502
		Consumer Non-Cyclical Products--0.0%
75,000		Philips Electronics NV, 5.750%, 03/11/2018	74,414
80,000		Whirlpool Corp., 5.500%, 03/01/2013	77,488
		TOTAL	151,902
		Consumer Non-Cyclical Supermarkets--0.0%
40,000		Kroger Co., Bond, 6.900%, 04/15/2038	40,271
50,000		Sysco Corp., Sr. Unsecd. Note, 4.200%, 02/12/2013	49,291
		TOTAL	89,562
		Consumer Non-Cyclical Tobacco--0.0%
90,000		Philip Morris International, Inc., 5.650%, 05/16/2018	87,579
		Energy - Independent--0.2%
105,000		Anadarko Petroleum Corp., Sr. Unsecd. Note, 5.950%, 09/15/2016	105,026
50,000		Canadian Natural Resources Ltd., 4.900%, 12/01/2014	48,629
150,000		Pemex Project Funding Master, Company Guarantee, 9.125%, 10/13/2010	163,410
75,000		XTO Energy, Inc., 6.375%, 06/15/2038	70,215
60,000		XTO Energy, Inc., 6.750%, 08/01/2037	58,578
65,000		XTO Energy, Inc., Sr. Unsecd. Note, 6.250%, 08/01/2017	64,802
		TOTAL	510,660
Principal Amount			Value
		CORPORATE BONDS--continued
		Energy - Integrated--0.2%
$225,000		Conoco, Inc., 7.250%, 10/15/2031	$256,628
200,000		Husky Oil Ltd., Deb., 7.550%, 11/15/2016	220,542
		TOTAL	477,170
		Energy - Oil Field Services--0.0%
80,000		Weatherford International Ltd., 6.000%, 03/15/2018	79,042
		Energy - Refining--0.1%
100,000		Valero Energy Corp., 6.875%, 04/15/2012	103,144
115,000		Valero Energy Corp., 7.500%, 04/15/2032	110,086
35,000		Valero Energy Corp., Note, 4.750%, 04/01/2014	32,203
		TOTAL	245,433
		Financial Institution - Banking--0.8%
125,000	[2,3]	Barclays Bank PLC, 5.926%, 12/31/2049	101,974
200,000		Citigroup, Inc., Note, 5.125%, 02/14/2011	198,401
155,000		Citigroup, Inc., Sr. Unsecd. Note, 6.875%, 03/05/2038	151,622
150,000		Credit Suisse First Boston USA, Inc., 5.125%, 01/15/2014	146,362
150,000		Credit Suisse First Boston USA, Inc., Sr. Note, 5.500%, 08/16/2011	151,466
200,000		Household Finance Corp., 7.000%, 05/15/2012	207,655
100,000		JPMorgan Chase & Co., Sub. Note, 5.125%, 09/15/2014	95,303
100,000		Marshall & Ilsley Bank, Milwaukee, Sr. Note, 4.400%, 03/15/2010	96,976
200,000		Northern Trust Corp., Sr. Note, 5.300%, 08/29/2011	203,568
200,000		PNC Funding Corp., Sub. Note, 5.625%, 02/01/2017	183,647
100,000		PNC Funding Corp., Sub. Note, 7.500%, 11/01/2009	103,572
100,000		Popular North America, Inc., 5.650%, 04/15/2009	98,300
250,000		U.S. Bank, N.A., Sub. Note, 4.950%, 10/30/2014	239,425
200,000		Wachovia Bank N.A., 4.800%, 11/01/2014	168,920
30,000		Wachovia Corp., 5.750%, 02/01/2018	25,820
200,000		Washington Mutual Bank, 5.125%, 01/15/2015	130,162
100,000		Wells Fargo Bank, N.A., Sub. Note, 6.450%, 02/01/2011	103,902
100,000		Wilmington Trust Corp., Sub. Note, 8.500%, 04/02/2018	100,544
75,000		Zions Bancorp, Sub. Note, 5.500%, 11/16/2015	50,689
		TOTAL	2,558,308
Principal Amount			Value
		CORPORATE BONDS--continued
		Financial Institution - Brokerage--0.6%
$130,000		Bear Stearns Cos., Inc., Sr. Unsecd. Note, 7.250%, 02/01/2018	$136,668
250,000		Blackrock, Inc., 6.250%, 09/15/2017	242,168
120,000		Eaton Vance Corp., 6.500%, 10/02/2017	121,233
150,000	[2,3]	FMR Corp., Bond, 7.570%, 06/15/2029	163,700
25,000		Goldman Sachs Group, Inc., 6.125%, 02/15/2033	21,747
150,000		Goldman Sachs Group, Inc., Note, 5.250%, 10/15/2013	147,198
170,000		Goldman Sachs Group, Inc., Sr. Note, 6.150%, 04/01/2018	164,638
100,000		Invesco Ltd., Note, 4.500%, 12/15/2009	98,320
75,000		Janus Capital Group, Inc., Sr. Note, 6.250%, 06/15/2012	72,714
80,000		Janus Capital Group, Inc., Sr. Note, 6.700%, 06/15/2017	74,604
135,000		Lehman Brothers Holdings, Inc., Sub. Deb., 6.500%, 07/19/2017	122,348
115,000		Lehman Brothers Holdings, Inc., Sub. Deb., 6.875%, 07/17/2037	96,231
85,000		Merrill Lynch & Co., Inc., Note, 4.125%, 09/10/2009	83,173
150,000		Merrill Lynch & Co., Inc., Unsecd. Note, 5.450%, 07/15/2014	134,946
100,000		Morgan Stanley, Note, 4.000%, 01/15/2010	98,704
35,000		Morgan Stanley, Sr. Unsecd. Note, 5.950%, 12/28/2017	31,035
70,000		Morgan Stanley, Sr. Unsecd. Note, 6.000%, 04/28/2015	64,920
110,000		Morgan Stanley, Sr. Unsecd. Note, 6.625%, 04/01/2018	103,073
		TOTAL	1,977,420
		Financial Institution - Finance Noncaptive--0.5%
100,000		American Express Co., 4.750%, 06/17/2009	100,452
100,000		American Express Co., 4.875%, 07/15/2013	94,994
150,000		American Express Credit Corp., 5.875%, 05/02/2013	147,772
100,000		American General Finance Corp., 4.000%, 03/15/2011	88,700
150,000		Berkshire Hathaway, Inc., Company Guarantee, 4.850%, 01/15/2015	149,359
120,000		Capital One Capital IV, 6.745%, 02/17/2037	85,289
90,000		Capmark Financial Group, Inc., Company Guarantee, Series WI, 6.300%, 05/10/2017	53,047
240,000		General Electric Capital Corp., 5.625%, 05/01/2018	234,328
200,000		General Electric Capital Corp., Note, 4.875%, 03/04/2015	196,870
100,000		HSBC Finance Capital Trust IX, Note, 5.911%, 11/30/2035	80,163
200,000	[2,3]	ILFC E-Capital Trust I, 5.900%, 12/21/2065	145,102
Principal Amount			Value
		CORPORATE BONDS--continued
		Financial Institution - Finance Noncaptive--continued
$100,000		International Lease Finance Corp., 4.875%, 09/01/2010	$93,399
100,000		International Lease Finance Corp., 6.625%, 11/15/2013	89,431
		TOTAL	1,558,906
		Financial Institution - Insurance - Health--0.1%
75,000		Aetna US Healthcare, 5.750%, 06/15/2011	75,878
60,000		CIGNA Corp., 6.350%, 03/15/2018	60,011
100,000		UnitedHealth Group, Inc., Bond, 6.000%, 02/15/2018	95,770
		TOTAL	231,659
		Financial Institution - Insurance - Life--0.2%
200,000		AXA-UAP, Sub. Note, 8.600%, 12/15/2030	196,297
85,000	[2,3]	Pacific Life Global Funding, Note, 5.150%, 04/15/2013	84,639
120,000		Prudential Financial, Inc., 5.150%, 01/15/2013	117,244
85,000		Prudential Financial, Inc., 6.625%, 12/01/2037	78,583
		TOTAL	476,763
		Financial Institution - Insurance - P&C--0.3%
90,000		ACE INA Holdings, Inc., 5.600%, 05/15/2015	86,478
91,000		ACE INA Holdings, Inc., Sr. Note, 5.700%, 02/15/2017	87,346
100,000		Allstate Corp., Unsecd. Note, 5.000%, 08/15/2014	97,386
75,000		CNA Financial Corp., 6.500%, 08/15/2016	71,406
20,000		Chubb Corp., Sr. Note, 5.750%, 05/15/2018	19,336
100,000	[2,3]	Liberty Mutual Group, Inc., Unsecd. Note, 5.750%, 03/15/2014	94,197
100,000		The Travelers Cos., Inc., Sr. Unsecd. Note, 5.500%, 12/01/2015	96,973
500,000	[2,3]	ZFS Finance USA Trust I, Jr. Sub. Note, 6.150%, 12/15/2065	457,634
		TOTAL	1,010,756
		Financial Institution - REITs--0.1%
40,000		AMB Property LP, 6.300%, 06/01/2013	39,582
20,000		Equity One, Inc., Bond, 6.000%, 09/15/2017	16,576
75,000		Liberty Property LP, 6.625%, 10/01/2017	69,016
100,000		Prologis, Sr. Note, 5.500%, 04/01/2012	96,156
95,000		Simon Property Group LP, 6.125%, 05/30/2018	88,741
		TOTAL	310,071
Principal Amount			Value
		CORPORATE BONDS--continued
		Foreign-Local-Government--0.0%
$100,000		Ontario, Province of, Note, 4.500%, 02/03/2015	$100,344
		Technology--0.4%
40,000		BMC Software, Inc., 7.250%, 06/01/2018	40,595
75,000		Cisco Systems, Inc., Note, 5.250%, 02/22/2011	77,396
60,000		Cisco Systems, Inc., Sr. Unsecd. Note, 5.500%, 02/22/2016	60,783
200,000		Dell Computer Corp., Deb., 7.100%, 04/15/2028	205,441
75,000		Dun & Bradstreet Corp., Sr. Unsecd. Note, 5.500%, 03/15/2011	76,052
80,000		Fiserv, Inc., Sr. Note, 6.800%, 11/20/2017	79,908
65,000		Harris Corp., 5.950%, 12/01/2017	65,242
100,000		Hewlett-Packard Co., Note, 5.400%, 03/01/2017	99,068
125,000		Hewlett-Packard Co., Note, 6.500%, 07/01/2012	133,700
100,000		IBM Corp., Deb., 8.375%, 11/01/2019	122,236
70,000		KLA-Tencor Corp., 6.900%, 05/01/2018	69,089
150,000		Oracle Corp., 6.500%, 04/15/2038	150,118
		TOTAL	1,179,628
		Transportation - Airlines--0.0%
75,000		Southwest Airlines Co., 6.500%, 03/01/2012	73,986
50,000		Southwest Airlines Co., Deb., 7.375%, 03/01/2027	43,996
		TOTAL	117,982
		Transportation - Railroads--0.1%
75,000		Burlington Northern Santa Fe Corp., 4.875%, 01/15/2015	71,249
100,000		Canadian Pacific RR, 7.125%, 10/15/2031	97,974
100,000		Norfolk Southern Corp., Note, 6.750%, 02/15/2011	104,616
100,000		Union Pacific Corp., 4.875%, 01/15/2015	93,976
		TOTAL	367,815
		Transportation - Services--0.1%
90,000	[2,3]	Enterprise Rent-A-Car USA Finance Co., 6.375%, 10/15/2017	78,421
100,000		FedEx Corp., Note, 5.500%, 08/15/2009	101,301
		TOTAL	179,722
		Utility - Electric--0.6%
150,000		Alabama Power Co., 5.700%, 02/15/2033	140,713
100,000		Cleveland Electric Illuminating Co., Sr. Unsecd. Note, 5.950%, 12/15/2036	84,553
Principal Amount			Value
		CORPORATE BONDS--continued
		Utility - Electric--continued
$105,000		Commonwealth Edison Co., 1st Mtg. Bond, 5.800%, 03/15/2018	$102,609
100,000		Consolidated Edison Co., Sr. Unsecd. Note, 5.500%, 09/15/2016	100,211
100,000		Exelon Generation Co. LLC, Note, 5.350%, 01/15/2014	96,042
100,000		FPL Group Capital, Inc., Unsecd. Note, 5.350%, 06/15/2013	101,779
100,000		FirstEnergy Corp., 6.450%, 11/15/2011	102,310
48,018	[2,3]	Great River Energy, 1st Mtg. Note, 5.829%, 07/01/2017	46,596
200,000		MidAmerican Energy Co., 4.650%, 10/01/2014	194,093
40,000		National Rural Utilities Cooperative Finance Corp., 5.450%, 02/01/2018	38,941
90,000		National Rural Utilities Cooperative Finance Corp., Collateral Trust, 5.500%, 07/01/2013	91,725
80,000		Northern States Power Co., MN, 1st Mtg. Bond, 5.250%, 3/01/2018	79,303
50,000		PPL Energy Supply LLC, Sr. Unsecd. Note, 6.000%, 12/15/2036	41,308
100,000		PSEG Power LLC, Company Guarantee, 7.750%, 04/15/2011	105,373
75,000		PSI Energy, Inc., Bond, 6.050%, 06/15/2016	75,144
50,000		Pacific Gas & Electric Co., 6.050%, 03/01/2034	48,151
100,000		Pacific Gas & Electric Co., Unsecd. Note, 4.200%, 03/01/2011	99,519
90,000		Union Electric Co., 6.000%, 04/01/2018	87,330
90,000		Virginia Electric & Power Co., Sr. Unsecd. Note, 5.100%, 11/30/2012	90,168
		TOTAL	1,725,868
		Utility - Natural Gas Pipelines--0.1%
150,000		Consolidated Natural Gas Co., 5.000%, 12/01/2014	143,973
75,000		Duke Capital Corp., Sr. Note, 6.250%, 02/15/2013	77,073
40,000		Enbridge, Inc., Sr. Note, 5.600%, 04/01/2017	38,702
100,000		Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, 5.800%, 03/15/2035	85,188
		TOTAL	344,936
		TOTAL CORPORATE BONDS (IDENTIFIED COST $21,232,917)	20,346,177
		CORPORATE NOTE--1.6%
		Securities Brokerage--1.6%
5,000,000	[4]	Merrill Lynch & Co., Inc., Commodity-Linked Note, 3.020%, 01/05/2009 (IDENTIFIED COST $5,000,000)	5,047,200
		GOVERNMENT/AGENCY--0.0%
75,000		United Mexican States, 6.625%, 03/03/2015 (IDENTIFIED COST $81,171)	80,359
Principal Amount or Shares			Value
		GOVERNMENT AGENCIES--4.5%
$750,000		Federal Home Loan Mortgage Corp., 5.500%, 7/18/2016	$797,035
8,600,000		Federal National Mortgage Association, 4.375%, 3/15/2013	8,747,525
4,300,000		Federal National Mortgage Association, 4.750%, 11/19/2012	4,433,670
		TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $14,027,553)	13,978,230
		MORTGAGE-BACKED SECURITIES--0.7%
2,176,489		Federal Home Loan Mortgage Corp. Pool G04281, 5.500%, 30 Year, 5/1/2038	2,134,248
17,012		Federal National Mortgage Association Pool 408761, 7.000%, 12/1/2012	17,590
10,592		Federal National Mortgage Association Pool 512255, 7.500%, 9/1/2014	11,125
22,659		Federal National Mortgage Association Pool 609554, 7.500%, 10/1/2016	23,881
		TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $2,249,622)	2,186,844
		U.S. TREASURY--1.4%
1,983,940	[5]	U.S. Treasury Inflation-Protected Note, 2.500%, 7/15/2016	2,133,351
800,000		United States Treasury Note, 3.375%, 6/30/2013	805,562
1,300,000	[5]	United States Treasury Note, 4.750%, 3/31/2011	1,367,241
		TOTAL U.S. TREASURY (IDENTIFIED COST $4,187,018)	4,306,154
		EXCHANGE-TRADED FUNDS--3.3%
107,000		iShares MSCI EAFE Index Fund	7,103,730
69,420		iShares MSCI Emerging Market Fund	2,960,763
		TOTAL EXCHANGE-TRADED FUNDS (IDENTIFIED COST $8,901,974)	10,064,493
		MUTUAL FUNDS--22.5% [6]
37,605		Emerging Markets Fixed Income Core Fund	821,392
4,634,906		Federated Mortgage Core Portfolio	45,143,982
544,156		High Yield Bond Portfolio	3,346,557
19,839,871	[7]	Prime Value Obligations Fund, Institutional Shares, 2.58%	19,839,871
		TOTAL MUTUAL FUNDS (IDENTIFIED COST $69,084,509)	69,151,802
		TOTAL INVESTMENTS--99.5% (IDENTIFIED COST $314,201,751) [8]	306,618,536
		OTHER ASSETS AND LIABILITIES - NET--0.5% [9]	1,528,218
		TOTAL NET ASSETS--100%	$308,146,754
At July 31, 2008, the Fund had the following outstanding futures contracts:

	Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation
[1]	United States Treasury Notes 5-Year Long Futures	182	$20,263,141	September 2008	$55,873

Unrealized Appreciation on Futures Contracts is included in "Other Assets and Liabilities - Net."

1 Non-income-producing security.

2 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At July 31, 2008, these restricted securities amounted to $1,628,369, which represented 0.5% of total net assets.

3 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the "Trustees"). At July 31, 2008, these liquid restricted securities amounted to $1,628,369, which represented 0.5% of total net assets.

4 Zero coupon bond, reflects effective rate at time of purchase.

5 Pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding futures contracts.

6 Affiliated companies.

7 7-Day net yield.

8 The cost of investments for federal tax purposes amounts to $318,880,098.

9 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2008.

The following acronyms are used throughout this portfolio:

REITs	--Real Estate Investment Trust
REMIC	--Real Estate Mortgage Investment Conduit

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

July 31, 2008

Assets:
Total investments in securities, at value including $69,151,802 of investments in affiliated issuers (Note 5) (identified cost $314,201,751)		$306,618,536
Cash		249,085
Income receivable		750,935
Receivable for investments sold		1,645,242
Receivable for shares sold		236,481
Receivable for daily variation margin		76,387
TOTAL ASSETS		309,576,666
Liabilities:
Payable for investments purchased	$786,625
Payable for shares redeemed	291,398
Payable for auditing fees	24,100
Payable for transfer and dividend disbursing agent fees and expenses	41,464
Payable for portfolio accounting fees	9,351
Payable for share registration costs	37,263
Payable for distribution services fee (Note 5)	52,923
Payable for shareholder services fee (Note 5)	116,527
Accrued expenses	70,261
TOTAL LIABILITIES		1,429,912
Net assets for 24,721,175 shares outstanding		$308,146,754
Net Assets Consist of:
Paid-in capital		$330,910,495
Net unrealized depreciation of investments, futures contracts and translation of assets and liabilities in foreign currency		(7,527,342)
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions		(18,415,616)
Undistributed net investment income		3,179,217
TOTAL NET ASSETS		$308,146,754
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($71,948,769 ÷ 5,724,530 shares outstanding), no par value, unlimited shares authorized		$12.57
Offering price per share		$12.57
Redemption proceeds per share		$12.57

Statement of Assets and Liabilities - continued

Class A Shares:
Net asset value per share ($153,457,857 ÷ 12,269,700 shares outstanding), no par value, unlimited shares authorized	$12.51
Offering price per share (100/94.50 of $12.51) [1]	$13.24
Redemption proceeds per share	$12.51
Class C Shares:
Net asset value per share ($82,032,623 ÷ 6,670,393 shares outstanding), no par value, unlimited shares authorized	$12.30
Offering price per share	$12.30
Redemption proceeds per share (99.00/100 of $12.30) [1]	$12.18
Class K Shares:
Net asset value per share ($707,505 ÷ 56,552 shares outstanding), no par value, unlimited shares authorized	$12.51
Offering price per share	$12.51
Redemption proceeds per share	$12.51

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended July 31, 2008

Investment Income:
Dividends (including $3,080,536 received from affiliated issuers (Note 5) and net of foreign taxes withheld of $102)		$7,360,457
Interest		1,958,392
Investment income allocated from affiliated partnership (Note 2 and Note 5)		97,665
TOTAL INCOME		9,416,514
Expenses:
Investment adviser fee (Note 5)	$2,090,538
Administrative personnel and services fee (Note 5)	270,000
Custodian fees	57,543
Transfer and dividend disbursing agent fees and expenses--Institutional Shares	61,784
Transfer and dividend disbursing agent fees and expenses--Class A Shares	136,273
Transfer and dividend disbursing agent fees and expenses--Class C Shares	70,632
Transfer and dividend disbursing agent fees and expenses--Class K Shares	375
Directors'/Trustees' fees	1,419
Auditing fees	26,800
Legal fees	12,266
Portfolio accounting fees	127,318
Distribution services fee--Class C Shares (Note 5)	554,405
Distribution services fee--Class K Shares (Note 5)	687
Shareholder services fee--Class A Shares (Note 5)	279,844
Shareholder services fee--Class C Shares (Note 5)	126,617
Account administration fee--Class A Shares	25,061
Account administration fee--Class C Shares	55,877
Share registration costs	77,652
Printing and postage	93,081
Insurance premiums	4,814
Taxes	741
Interest expense	825
Miscellaneous	5,896
EXPENSES BEFORE ALLOCATION	4,080,448
Expenses allocated from affiliated partnership (Note 2)	872
TOTAL EXPENSES	4,081,320

Statement of Operations - continued

Waivers and Reimbursements (Note 5):
Waiver/reimbursement of investment adviser fee	$(20,727)
Waiver of administrative personnel and services fee	(52,211)
Reimbursement of transfer and dividend disbursing agent fees and expenses--Institutional Shares	(29)
Reimbursement of transfer and dividend disbursing agent fees and expenses--Class A Shares	(5,071)
Reimbursement of transfer and dividend disbursing agent fees and expenses--Class C Shares	(2,054)
Reimbursement of other operating expenses	(741)
TOTAL WAIVERS AND REIMBURSEMENTS		$(80,833)
Net expenses			$4,000,487
Net investment income			5,416,027
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions (including realized loss of $181,396 on sales of investments in affiliated issuers)			(17,823,283)
Net realized gain on futures contracts			275,392
Net realized gain on swap contracts			9,511
Net realized loss and foreign currency transactions allocated from affiliated partnership			(11,795)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(17,051,005)
Net change in unrealized depreciation of futures contracts			96,209
Net realized and unrealized loss on investments, futures contracts, swap contracts and foreign currency transactions			(34,504,971)
Change in net assets resulting from operations			$(29,088,944)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended July 31,	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income	$5,416,027	$2,013,061
Net realized gain (loss) on investments including allocations from partnership, futures contracts and swap contracts	(17,550,175)	8,572,488
Net change in unrealized appreciation/depreciation of investments, futures contracts and translation of assets and liabilities in foreign currency	(16,954,796)	746,098
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(29,088,944)	11,331,647
Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(1,062,997)	(966,746)
Class A Shares	(1,792,159)	(418,667)
Class C Shares	(1,022,750)	(75,923)
Class K Shares	(302)	(1)
Distributions from net realized gain on investments, futures contracts, swap contracts and foreign currency transactions
Institutional Shares	(1,999,436)	(3,727,211)
Class A Shares	(3,699,741)	(1,712,874)
Class C Shares	(2,473,216)	(451,805)
Class K Shares	(818)	(4)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(12,051,419)	(7,353,231)
Share Transactions:
Proceeds from sale of shares	79,093,725	84,031,582
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Conservative Allocation Fund	52,857,254	--
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Growth Allocation Fund	48,170,456	--
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Moderate Allocation Fund	93,208,403	--
Net asset value of shares issued to shareholders in payment of distributions declared	11,084,827	7,010,766
Cost of shares redeemed	(83,721,442)	(26,053,811)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	200,693,223	64,988,537
Redemption Fees	--	7,476
Change in net assets	159,552,860	68,974,429
Net Assets:
Beginning of period	148,593,894	79,619,465
End of period (including undistributed net investment income of $3,179,217 and $1,154,151, respectively)	$308,146,754	$148,593,894

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

July 31, 2008

1. ORGANIZATION

Federated MDT Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of nine portfolios. The financial statements included herein are only those of Federated MDT Balanced Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Institutional Shares, Class A Shares, Class C Shares and Class K Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The Financial Highlights of the Class A Shares, Class C Shares and Class K Shares are presented separately. The primary investment objective of the Fund is the possibility of long-term growth of capital and income.

MDT Balanced Fund (the "Predecessor Fund") was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund, which commenced offering Class A Shares and Class C Shares on September 15, 2005.

The Fund commenced offering Class K Shares on December 12, 2006.

On October 26, 2007, the Fund received a tax-free transfer of assets from Federated Conservative Allocation Fund (FCAF), Federated Growth Allocation Fund (FGAF) and Federated Moderate Allocation Fund (FMAF) (collectively, "Acquired Funds") as follows:

	Shares of the Fund Issued	Acquired Funds Net Assets Received	Unrealized Appreciation [1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of Acquired Funds Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
FCAF	3,640,126	$ 52,857,254	$1,026,380		$ 52,857,254
FGAF	3,325,359	$ 48,170,456	$1,009,181		$ 48,170,456
FMAF	6,421,560	$ 93,208,403	$1,945,499		$ 93,208,403
TOTAL	13,387,045	$194,236,113	$3,981,060	$161,345,386	$194,236,113	$355,581,499

1 Unrealized appreciation is included in the Acquired Funds Net Assets Received amount shown above.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund may invest in portfolios of Federated Core Trust (Core Trust), which is managed by Federated Investment Management Company, an affiliate of the Fund's Adviser. Core Trust is an open-end management company, registered under the Act, available only to registered investment companies and other institutional investors. The investment objective of High Yield Bond Portfolio, a series of Core Trust, is to seek high current income by investing primarily in a diversified portfolio of lower rated fixed-income securities. The investment objective of Federated Mortgage Core Portfolio, a series of Core Trust, is to achieve total return on assets. Federated receives no advisory or administrative fees on behalf of Core Trust. Income distributions from Core Trust are declared daily and paid monthly and are recorded by the Fund as dividend income. Capital gain distributions, if any, from Core Trust are declared and paid annually, and are recorded by the Fund as capital gains. The performance of the Fund is directly affected by the performance of the Core Trust. A copy of the Core Trust's financial statements is available on the EDGAR Database on the SEC's website www.sec.gov, at the Commission's Public Reference Room in Washington, DC or upon request from the Fund by calling 1-800-341-7400.

The Fund may also invest in portfolios of Federated Core Trust II (Core Trust II), pursuant to a separate Exemptive Order issued by the SEC. Core Trust II is independently managed by Federated Investment Counseling. Core Trust II is a limited partnership established under the laws of the state of Delaware on November 13, 2000, registered under the Act and offered only to registered investment companies and other accredited investors. The investment objective of Emerging Markets Fixed Income Core Fund (EMCORE), a series of Core Trust II, is to achieve total return on assets. Federated receives no advisory or administrative fees on behalf of the Core Trust II. The Fund records daily its proportionate share of income, expenses, realized and unrealized gains and losses from EMCORE. The performance of the Fund is directly affected by the performance of the portfolio. A copy of EMCORE's financial statements is available on the EDGAR Database on the SEC's website www.sec.gov, at the Commission's Public Reference Room in Washington, DC or upon request from the Fund by calling 1-800-341-7400.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Inflation adjustments on Treasury Inflation-Protected Securities (TIPS) are included in interest income. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Institutional Shares, Class A Shares, Class C Shares and Class K Shares may bear distribution services fees, shareholder services fees, account administration fees and certain transfer and dividend disbursing agent fees unique to those classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization/Paydown Gains and Losses

All premiums and discounts on fixed-income securities, other than mortgage-backed securities, are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," on August 1, 2007. As of and during the year ended July 31, 2008, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2008, tax years 2005 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the commonwealth of Massachusetts.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Swap Contracts

Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or "swapped" between parties are generally calculated with respect to a "notional amount" for a predetermined period of time. The Fund may enter into interest rate, total return, credit default, foreign exchange and other swap agreements.

Total return swap agreements involve the commitment to pay or receive an amount generally determined by reference to an interest rate in exchange for a specific market-linked return, based on notional amounts. To the extent that the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest-rate-based obligation, the Fund receives or makes a payment to the counterparty.

The "buyer" in a credit default swap is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the "par value," of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in a credit default swap transaction. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract or from unanticipated changes in the value of the swap agreement.

Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in "Swaps, at value," on the Statement of Assets and Liabilities, and periodic payments are reported as "Net realized gain on swap contracts" in the Statement of Operations. For the year ended July 31, 2008, the Fund had a net realized gain on swap contracts of $9,511.

At July 31, 2008, the Fund had no outstanding swap contracts.

Futures Contracts

The Fund purchases and sells financial futures contracts to manage cashflows, enhance yield and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended July 31, 2008, the Fund had a net realized gain on futures contracts of $275,392.

Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.

Foreign Exchange Contracts

The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At July 31, 2008, the Fund had no outstanding foreign exchange contracts.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended July 31	2008		2007
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	453,471	$6,231,682	603,137	$8,390,088
Shares issued to shareholders in payment of distributions declared	213,271	2,951,673	346,321	4,668,405
Shares redeemed	(861,304)	(11,695,320)	(604,149)	(8,303,830)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(194,562)	$(2,511,965)	345,309	$4,754,663

Year Ended July 31	2008		2007
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	4,581,561	$60,907,542	4,589,586	$62,628,792
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Conservative Allocation Fund	2,233,258	32,583,802	--	--
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Growth Allocation Fund	1,400,840	20,438,742	--	--
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Moderate Allocation Fund	3,731,944	54,450,162	--	--
Shares issued to shareholders in payment of distributions declared	349,074	4,817,220	144,782	1,948,759
Shares redeemed	(3,748,791)	(50,990,523)	(1,161,046)	(16,085,114)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	8,547,886	$122,206,945	3,573,322	$48,492,437

Year Ended July 31	2008		2007
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	840,926	$11,168,941	954,270	$12,994,037
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Conservative Allocation Fund	1,406,868	20,273,452	--	--
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Growth Allocation Fund	1,924,519	27,731,714	--	--
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Moderate Allocation Fund	2,689,616	38,758,241	--	--
Shares issued to shareholders in payment of distributions declared	243,200	3,314,815	29,439	393,602
Shares redeemed	(1,594,694)	(20,976,254)	(121,568)	(1,664,768)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	5,510,435	$80,270,909	862,141	$11,722,871

	Year Ended 7/31/2008		Period Ended 7/31/2007 [1]
Class K Shares:	Shares	Amount	Shares	Amount
Shares sold	59,681	$785,560	1,340	$18,665
Shares issued to shareholders in payment of distributions declared	81	1,119	--	--
Shares redeemed	(4,543)	(59,345)	(7)	(99)
NET CHANGE RESULTING FROM CLASS K SHARE TRANSACTIONS	55,219	$727,334	1,333	$18,566
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	13,918,978	$200,693,223	4,782,105	$64,988,537

1 Reflects operations for the period from December 12, 2006 (date of initial public investment) to July 31, 2007.

Redemption Fees

Prior to December 11, 2006, the Predecessor Fund imposed a 2.00% redemption fee to shareholders of the Fund's Institutional Shares, Class A Shares and Class C Shares who redeemed shares held for 30 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, were not subject to the redemption fee. All redemption fees are recorded by the Fund as additions to paid-in capital. For the year ended July 31, 2007, the Predecessor Fund incurred redemption fees for Institutional Shares, Class A Shares and Class C Shares amounted to $4,965, $1,978 and $533, respectively.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for gain on sale of Commodity Linked Notes, partnership income, foreign currency, swap income, merger wash sale loss deferrals and discount accretion/premium amortization on debt securities.

For the year ended July 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$357,494	$487,247	$(844,741)

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2008 and 2007, was as follows:

	2008	2007
Ordinary income [1]	$8,670,987	$3,667,344
Long-term capital gains	$3,380,432	$3,685,887

1 For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of July 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,200,846
Net unrealized depreciation	$(12,271,410)
Capital loss carryforwards and deferrals	$(13,693,177)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales, deferral of paydowns, REIT adjustments, defaulted bonds, discount accretion/premium amortization on debt securities and partnership investments.

At July 31, 2008, the cost of investments for federal tax purposes was $318,880,098. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from futures contracts was $12,261,562. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $10,141,075 and net unrealized depreciation from investments for those securities having an excess of cost over value of $22,402,637.

At July 31, 2008, the Fund had a capital loss carryforward of $49,998 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire in 2016.

Under current tax regulations, capital losses on securities transactions and foreign currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of July 31, 2008, for federal income tax purposes, post-October losses of $13,643,179 were deferred to August 1, 2008.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Under the investment advisory contract, which is subject to annual review by the Trustees, the Adviser will waive all or a portion of the advisory fee and/or reimburse certain operating expenses (excluding interest, taxes and brokerage commissions) in order to contractually limit the Fund's aggregate annual operating expenses to no more than the following annual percentages for certain Classes of the Fund based on average daily net assets:

Share Class	Percentage of Average Daily Net Assets of Class
Institutional Shares	1.25%
Class A Shares	1.50%
Class C Shares	2.25%

The Adviser agreed to keep these contractual limitations in place through December 8, 2008.

In addition, after fulfilling its contractual commitment and subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimburse at any time at its sole discretion. For the year ended July 31, 2008, the Adviser voluntarily waived $6,130 of its fee and voluntarily reimbursed $741 of other operating expenses. In addition, an affiliate of the Adviser reimbursed $7,154 of transfer and dividend disbursing agent fees and expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement (the "Agreement"), provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. During the period from July 15, 2006 through December 8, 2006, the administrator contractually agreed to waive a portion of its fee which it would otherwise be entitled to receive from the Fund under the Agreement. The level of fees payable by the Fund to FAS for the period did not exceed the level of fees which the Fund would have paid during the period to its previous service provider under its previous administrative services contract. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended July 31, 2008, the net fee paid to FAS was 0.078% of average daily net assets of the Fund. FAS waived $52,211 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act, which became effective December 11, 2006. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class C Shares and Class K Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
Class K Shares	0.50%

Prior to December 11, 2006, the Fund incurred distribution expenses according to the following schedule annually, to compensate FSC:

Share Class	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class C Shares	1.00%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2008, FSC retained $51,189 of fees paid by the Fund. For the year ended July 31, 2008, the Fund's Class A Shares did not incur a distribution services fee. On November 15, 2007, the Trustees approved an amendment to the Plan to reduce the distribution services fee for the Fund's Class A Shares from 0.25% to 0.05%. The amendment to the Plan became effective for the Fund on March 31, 2008.

Sales Charges

For the year ended July 31, 2008, FSC retained $60,025 in sales charges from the sale of Class A Shares. FSC also retained $2,782 of contingent deferred sales charges relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended July 31, 2008, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the Financial Highlights, but excluding expenses allocated from partnerships) paid by the Fund's Institutional Shares, Class A Shares, Class C Shares and Class K Shares (after the voluntary waivers and reimbursements) will not exceed 1.05%, 1.30%, 2.05% and 1.79%, respectively, for the fiscal year ending July 31, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2009.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2008, the Adviser reimbursed $14,597. Transactions with affiliated companies during the year ended July 31, 2008 were as follows:

Affiliates	Balance of Shares Held 7/31/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2008	Value	Dividend Income/ Allocated Investment Income
Emerging Markets Fixed Income Core Fund	29,223	67,130	58,748	37,605	$ 821,392	$ 97,665
Federated Mortgage Core Portfolio	1,720,828	3,694,626	780,548	4,634,906	$45,143,982	$2,110,983
High Yield Bond Portfolio	264,523	860,252	580,619	544,156	$3,346,557	$ 327,668
Prime Value Obligations Fund, Institutional Shares	8,187,131	138,246,863	126,594,123	19,839,871	$ 19,839,871	$ 641,885
TOTAL OF AFFILIATED TRANSACTIONS	10,201,705	142,868,871	128,014,038	25,056,538	$ 69,151,802	$3,178,201

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2008, were as follows:

Purchases	$390,481,971
Sales	$385,049,550

7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of July 31, 2008, there were no outstanding loans. During the year ended July 31, 2008, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of July 31, 2008, there were no outstanding loans. During the year ended July 31, 2008, the program was not utilized.

9. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds and their respective counsel have been defending this litigation and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended July 31, 2008, the amount of long-term capital gains designated by the Fund was $3,380,432.

For the fiscal year ended July 31, 2008, 27.04% of total ordinary income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended July 31, 2008, 18.34% qualify for the dividend-received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES AND SHAREHOLDERS OF FEDERATED MDT BALANCED FUND:

We have audited the accompanying statement of assets and liabilities of Federated MDT Balanced Fund (the "Fund") (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended July 31, 2005 were audited by another independent registered public accounting firm whose report, dated September 19, 2005 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Balanced Fund, a portfolio of Federated MDT Series, at July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
September 17, 2008

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Trust comprised 8 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology at Barry University and Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/ Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2006	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Evaluation and Approval of Advisory
Contract - May 2008

FEDERATED MDT BALANCED FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2008. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees. He also observed that certain funds may exhibit important differences in their objectives and management techniques when compared to other funds placed in the same peer group by ranking organizations, noting in this connection that the Fund's quantitative investment program is of such a type.

For both the one- and three-year periods ending December 31, 2007, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the Fund's most recently completed fiscal year, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. In this regard, the Board had been previously advised that, while comparisons to fund peer groups are highly important in judging the reasonableness of advisory fees, the Fund's quantitative focus makes fee and expense comparisons particularly difficult. Although the Fund's advisory fee was above the median of the peer range, the peer group of funds varied widely in their complexity, and the management of the Fund is among the more complex relative to its peers. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated MDT Balanced Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R825

37323 (9/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated MDT Large Cap Growth Fund

Established 2005

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2008

Class A Shares
Class B Shares
Class C Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,				Period Ended
	2008		2007	[1]	7/31/2006	[2]
Net Asset Value, Beginning of Period	$12.12		$10.17		$10.00
Income From Investment Operations:
Net investment income (loss)	(0.06	) [3]	(0.14	) [3]	(0.10	) [3]
Net realized and unrealized gain (loss) on investments	(0.48)		2.20		0.27
TOTAL FROM INVESTMENT OPERATIONS	(0.54)		2.06		0.17
Less Distributions:
Distributions from net realized gain on investments	(1.35)		(0.11)		--
Net Asset Value, End of Period	$10.23		$12.12		$10.17
Total Return [4]	(5.76)%		20.38%		1.70%

Ratios to Average Net Assets:
Net expenses	1.50%		1.50%		2.01	% [5]
Net investment income (loss)	(0.49)%		(1.14)%		(0.93	)% [5]
Expense waiver/reimbursement [6]	0.14%		2.30%		20.55	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$102,600		$88,826		$183
Portfolio turnover	320%		630%		237%

1 MDT Large Cap Growth Fund (the "Predecessor Fund") was reorganized into Federated MDT Large Cap Growth Fund (the "Fund") as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended 7/31/2008		Period Ended 7/31/2007	[1]
Net Asset Value, Beginning of Period	$12.18		$11.48
Income From Investment Operations:
Net investment income (loss)	(0.14	) [2]	(0.08	) [2]
Net realized and unrealized gain (loss) on investments	(0.48)		0.78
TOTAL FROM INVESTMENT OPERATIONS	(0.62)		0.70
Less Distributions:
Distributions from net realized gain on investments	(1.35)		--
Net Asset Value, End of Period	$10.21		$12.18
Total Return [3]	(6.43)%		6.10%

Ratios to Average Net Assets:
Net expenses	2.25%		2.24	% [4]
Net investment income (loss)	(1.22)%		(1.95	)% [4]
Expense waiver/reimbursement [5]	0.14%		0.54	% [4]
Supplemental Data:
Net assets, end of period (000 omitted)	$22,138		$46,933
Portfolio turnover	320%		630	% [6]

1 Reflects operations for the period from March 29, 2007 (date of initial public investment) to July 31, 2007.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 Computed on an annualized basis.

5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

6 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended July 31, 2007.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,				Period Ended
	2008		2007	[1]	7/31/2006	[2]
Net Asset Value, Beginning of Period	$11.94		$10.10		$10.00
Income From Investment Operations:
Net investment income (loss)	(0.13	) [3]	(0.22	) [3]	(0.19	) [3]
Net realized and unrealized gain (loss) on investments	(0.47)		2.17		0.29
TOTAL FROM INVESTMENT OPERATIONS	(0.60)		1.95		0.10
Less Distributions:
Distributions from net realized gain on investments	(1.35)		(0.11)		--
Net Asset Value, End of Period	$9.99		$11.94		$10.10
Total Return [4]	(6.39)%		19.42%		1.00%

Ratios to Average Net Assets:
Net expenses	2.22%		2.25%		2.76	% [5]
Net investment income (loss)	(1.21)%		(1.83)%		(1.68	)% [5]
Expense waiver/reimbursement [6]	0.14%		5.64%		20.55	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$14,895		$14,388		$147
Portfolio turnover	320%		630%		237%

1 The Predecessor Fund was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2008 to July 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 2/1/2008	Ending Account Value 7/31/2008	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$ 971.50	$ 7.35
Class B Shares	$1,000	$ 967.80	$11.01
Class C Shares	$1,000	$ 968.00	$10.76
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,017.40	$ 7.52
Class B Shares	$1,000	$1,013.67	$11.27
Class C Shares	$1,000	$1,013.92	$11.02

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.50%
Class B Shares	2.25%
Class C Shares	2.20%

Management's Discussion of Fund Performance

The fund's total return, based on net asset value, for the fiscal year ended July 31, 2008 was (5.76)% for Class A Shares, (6.43)% for Class B Shares and (6.39)% for Class C Shares. The total return of the Russell 1000 ® Growth Index (Russell 1000 ® Growth) 1 was (6.29)% and the total return of the Lipper Multi-Cap Growth Funds Index 2 was (8.00)% for the same reporting period. The fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Russell Index.

1 The Russell 1000 ® Growth Index measures the performance of those Russell 1000 ® companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged, and unlike the fund, is not affected by cashflows. It is not possible to invest directly in an index.

2 Lipper Indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

MARKET OVERVIEW

Over the 12-month reporting period ending July 31, 2008, domestic equity markets performed poorly in response to ongoing housing market deterioration, credit market distress and general economic weakness. The Russell 3000 ® Index, 3 which represents the performance of the 3000 largest U.S. companies by market capitalization, finished the reporting period down (10.32)%. Small cap stocks had the best relative results as demonstrated by the (6.71)% return on the Russell 2000 ® Index, 4 which exceeded the (10.10)% and (10.81)% results for the Russell Midcap ® Index 5 and the Russell Top 200 ® Index, 6 respectively. Growth stocks significantly outperformed value stocks during the year, with the Russell 3000 ® Growth Index 7 returning (6.11)% as compared to (14.75)% for the Russell 3000 Value ® Index. 8

The best performing sectors during the reporting period, as measured by the Russell 3000 ® Index, were Energy (up 9.40%), Materials (up 6.75%) and Consumer Staples (up 5.15%). Underperforming sectors included Financials (down 29.29%), Consumer Discretionary (down 23.98%) and Telecommunication Services (down 22.81%).

3 Russell 3000 ® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index is unmanaged, and unlike the fund, is not affected by cashflows. It is not possible to invest directly in an index.

4 The Russell 2000 ® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The index is unmanaged, and unlike the fund, is not affected by cashflows. It is not possible to invest directly in an index.

5 The Russell Midcap ® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 31% of the total market capitalization of the Russell 1000 Index. The index is unmanaged, and unlike the fund, is not affected by cashflows. It is not possible to invest directly in an index.

6 The Russell Top 200 ® Index measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 69% of the total market capitalization of the Russell 1000 Index. The index is unmanaged, and unlike the fund, is not affected by cashflows. It is not possible to invest directly in an index.

7 The Russell 3000 ® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The index is unmanaged, and unlike the fund, is not affected by cashflows. It is not possible to invest directly in an index.

8 The Russell 3000 ® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The index is unmanaged, and unlike the fund, is not affected by cashflows. It is not possible to invest directly in an index.

FUND PERFORMANCE

The most significant positive factor in the fund's performance relative to the Russell 1000 ® Growth was its stock selection in the Information Technology sector. Additionally, the fund's stock selection in the Industrials sector and an overweight in the Materials sector provided moderate contributions to relative performance. The most significant negative factor in the fund's performance relative to the Russell 1000 ® Growth was its underweight in the Energy sector. Stock selection in the Energy and Consumer Discretionary sectors also detracted moderately from relative performance.

Individual stocks contributing to the fund's performance relative to the Russell 1000 ® Growth included: Monsanto Company, First Solar, Inc., a designer and manufacturer of solar energy technology, Gilead Sciences, Inc., a biopharmaceutical company, Apple Computer, Inc. and Mastercard, Inc.

Individual stocks detracting from the fund's performance relative to the Russell 1000 ® Growth included: Las Vegas Sands Corporation, Boeing Company, Coventry Health Care, Precision Castparts and Franklin Resources, Inc.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated MDT Large Cap Growth Fund (Class A Shares) (the "Fund") from September 15, 2005 (start of performance) to July 31, 2008, compared to the Russell 1000 ® Growth Index (Russell 1000 ® Growth) 2 and the Lipper Large-Cap Growth Funds Index. 3

Average Annual Total Returns for the Period Ended 7/31/2008
1 Year	(10.97)%
Start of Performance (9/15/2005)	3.06%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The fund's performance assumes the reinvestment of all dividends and distributions. The Russell 1000 ® Growth and the Lipper Large-Cap Growth Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Russell 1000 ® Growth is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the fund's performance. The index is unmanaged and, unlike the fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper Indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated MDT Large Cap Growth Fund (Class B Shares) (the "Fund") from September 15, 2005 (start of performance) to July 31, 2008, compared to the Russell 1000 ® Growth Index (Russell 1000 ® Growth) 2 and the Lipper Large-Cap Growth Funds Index. 3

Average Annual Total Returns for the Period Ended 7/31/2008
1 Year	(11.04)%
Start of Performance (9/15/2005) [4]	3.14%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.50%, as applicable.

1 Represents a hypothetical investment of $10,000 in the fund. The maximum CDSC is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 1000 ® Growth and the Lipper Large-Cap Growth Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Russell 1000 ® Growth is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the fund's performance. The index is unmanaged and, unlike the fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper Indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

4 The start of performance date was September 15, 2005. Class B Shares of the fund were offered beginning March 29, 2007. Performance results shown before that date are for the fund's Institutional Shares and have been adjusted for the maximum CDSC and total annual operating expenses applicable to the fund's Class B Shares. The fund's Institutional Shares commenced operations September 15, 2005. The fund's Class B Shares annual returns would have been substantially similar to those of the fund's Institutional Shares because Shares of each class are invested in the same portfolio of securities. Lipper figures do not reflect sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated MDT Large Cap Growth Fund (Class C Shares) (the "Fund") from September 15, 2005 (start of performance) to July 31, 2008, compared to the Russell 1000 ® Growth Index (Russell 1000 ® Growth) 2 and the Lipper Large-Cap Growth Funds Index. 3

Average Annual Total Returns for the Period Ended 7/31/2008
1 Year	(7.22)%
Start of Performance (9/15/2005)	4.31%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 1.00%, as applicable.

1 Represents a hypothetical investment of $10,000 in the fund. The maximum CDSC is 1.00% on any redemption less than one year from the purchase date. The fund's performance assumes the reinvestment of all dividends and distributions. The Russell 1000 ® Growth and the Lipper Large-Cap Growth Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Russell 1000 ® Growth is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the fund's performance. The index is unmanaged and, unlike the fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper Indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At July 31, 2008, the Fund's industry composition 1 was as follows:

Industry	Percentage of Total Net Assets
Oil Well Supply	7.7%
Defense Electronics	7.2%
Biotechnology	5.7%
Multi-Industry Capital Goods	5.2%
Agricultural Chemicals	5.1%
Broadcasting	4.4%
Medical Supplies	3.9%
Defense Aerospace	3.7%
Services to Medical Professionals	3.6%
Financial Services	3.4%
Crude Oil & Gas Production	3.1%
Miscellaneous Machinery	3.1%
Advertising	3.1%
Ethical Drugs	3.0%
Software Packaged/Custom	2.8%
Computers--High End	2.2%
Railroad	2.0%
Bituminous Coal	1.8%
Undesignated Consumer Cyclicals	1.7%
Oil Service, Explore & Drill	1.6%
Securities Brokerage	1.6%
Restaurant	1.4%
Integrated Domestic Oil	1.4%
Construction Machinery	1.4%
Diversified Oil	1.3%
Computers--Midrange	1.3%
Copper	1.3%
Internet Services	1.3%
Undesignated Consumer Durables	1.2%
Discount Department Stores	1.2%
Computer Services	1.0%
Other Communications Equipment	1.0%
Other [2]	9.7%
Cash Equivalents [3]	0.4%
Other Assets and Liabilities--Net [4]	0.2%
TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 For purposes of this table, industry classifications which constitute less than 1.0% of the Fund's total net assets have been aggregated under the designation "Other."

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

July 31, 2008

Shares			Value
		COMMON STOCKS--99.4%
		Advertising--3.1%
106,328		Omnicom Group, Inc.	$4,539,142
		Agricultural Chemicals--5.1%
50,895		Monsanto Co.	6,062,103
10,702	[1]	Mosaic Co./The	1,361,401
		TOTAL	7,423,504
		Auto Original Equipment Manufacturers--0.5%
5,703	[1]	AutoZone, Inc.	743,044
		Biotechnology--5.7%
4,960	[1]	Alexion Pharmaceuticals, Inc.	465,000
5,477	[1]	Cephalon, Inc.	400,697
106,183	[1]	Gilead Sciences, Inc.	5,731,758
9,292	[1]	Illumina, Inc.	866,386
15,060	[1]	OSI Pharmaceuticals, Inc.	792,608
		TOTAL	8,256,449
		Bituminous Coal--1.8%
7,070		Arch Coal, Inc.	398,112
10,410		Fluor Corp.	846,854
9,403		Foundation Coal Holdings, Inc.	558,538
10,330		Massey Energy Co.	767,003
		TOTAL	2,570,507
		Broadcasting--4.4%
78,833	[1]	American Tower Systems Corp.	3,303,103
117,346	[1]	DIRECTV Group, Inc.	3,170,689
		TOTAL	6,473,792
		Clothing Stores--0.2%
12,503	[1]	Hanesbrands, Inc.	268,064
		Commodity Chemicals--0.7%
53,195		RPM International, Inc.	1,090,498
Shares			Value
		COMMON STOCKS--continued
		Computer Services--1.0%
23,076	[1]	Salesforce.com, Inc.	$1,472,018
		Computer Stores--0.6%
22,136	[1]	GameStop Corp.	896,729
		Computers - High End--2.2%
24,886		IBM Corp.	3,184,910
		Computers - Low End--0.9%
8,448	[1]	Apple, Inc.	1,342,810
		Computers - Midrange--1.3%
43,366		Hewlett-Packard Co.	1,942,797
		Construction Machinery--1.4%
5,298		Caterpillar, Inc.	368,317
22,538		Joy Global, Inc.	1,627,694
		TOTAL	1,996,011
		Contracting--0.7%
12,437	[1]	Jacobs Engineering Group, Inc.	961,878
		Copper--1.3%
20,042		Freeport-McMoRan Copper & Gold, Inc.	1,939,064
		Crude Oil & Gas Production--3.1%
3,823		EOG Resources, Inc.	384,326
39,161	[1]	Southwestern Energy Co.	1,421,936
38,692	[1]	Ultra Petroleum Corp.	2,761,835
		TOTAL	4,568,097
		Defense Aerospace--3.7%
82,794		Boeing Co.	5,059,541
2,678		Lockheed Martin Corp.	279,396
		TOTAL	5,338,937
		Defense Electronics--7.2%
20,604	[1]	FLIR Systems, Inc.	839,407
13,551	[1]	First Solar, Inc.	3,863,526
19,994		L-3 Communications Holdings, Inc.	1,973,208
77,067		Rockwell Collins	3,829,459
		TOTAL	10,505,600
Shares			Value
		COMMON STOCKS--continued
		Discount Department Stores--1.2%
28,879		Wal-Mart Stores, Inc.	$1,692,887
		Diversified Oil--1.3%
11,664		Murphy Oil Corp.	929,971
13,002		Occidental Petroleum Corp.	1,024,948
		TOTAL	1,954,919
		Electrical Equipment--0.7%
25,303		Hubbell, Inc., Class B	1,066,775
		Ethical Drugs--3.0%
132,571		Merck & Co., Inc.	4,361,586
		Financial Services--3.4%
20,456		Mastercard, Inc.	4,994,332
		Industrial Machinery--0.0%
295		Dover Corp.	14,641
279		Flowserve Corp.	37,202
		TOTAL	51,843
		Integrated Domestic Oil--1.4%
19,773		Hess Corp.	2,004,982
		Internet Services--1.3%
13,312	[1]	Priceline.com, Inc.	1,530,214
13,354	[1]	eBay, Inc.	336,120
		TOTAL	1,866,334
		Leasing--0.3%
8,891		GATX Corp.	404,274
		Life Insurance--0.4%
11,220		Aflac, Inc.	623,944
		Major Steel Producer--0.4%
3,426		United States Steel Corp.	549,393
		Medical Supplies--3.9%
105,381		Cardinal Health, Inc.	5,662,121
		Medical Technology--0.9%
4,350	[1]	Intuitive Surgical, Inc.	1,354,112
Shares			Value
		COMMON STOCKS--continued
		Metal Containers--0.1%
3,856		Ball Corp.	$171,901
		Miscellaneous Components--0.9%
28,244		Amphenol Corp., Class A	1,346,391
		Miscellaneous Machinery--3.1%
94,757		Cooper Industries Ltd., Class A	3,995,903
2,147		Nordson Corp.	151,707
6,491		Roper Industries, Inc.	397,119
		TOTAL	4,544,729
		Multi-Industry Capital Goods--5.2%
83,508		3M Co.	5,878,128
26,434		Textron, Inc.	1,149,086
8,293		United Technologies Corp.	530,586
		TOTAL	7,557,800
		Natural Gas Production--0.3%
15,249	[1]	Quicksilver Resources, Inc.	398,914
		Offshore Driller--0.5%
11,456		ENSCO International, Inc.	792,068
		Oil Service, Explore & Drill--1.6%
41,120	[1]	Continental Resources, Inc.	2,348,774
		Oil Well Supply--7.7%
7,277		Baker Hughes, Inc.	603,336
12,296	[1]	Cameron International Corp.	587,257
13,373	[1]	Dresser-Rand Group, Inc.	509,511
24,888	[1]	FMC Technologies, Inc.	1,537,581
7,889		Halliburton Co.	353,585
54,105		Schlumberger Ltd.	5,497,068
56,815	[1]	Weatherford International Ltd.	2,143,630
		TOTAL	11,231,968
		Other Communications Equipment--1.0%
30,448		Harris Corp.	1,466,071
Shares			Value
		COMMON STOCKS--continued
		Psychiatric Centers--0.2%
9,021	[1]	Psychiatric Solutions, Inc.	$315,915
		Railroad--2.0%
3,764		Burlington Northern Santa Fe Corp.	391,945
14,055		CSX Corp.	949,837
19,026		Union Pacific Corp.	1,568,503
		TOTAL	2,910,285
		Restaurant--1.4%
29,114		Darden Restaurants, Inc.	948,243
28,624	[1]	Jack in the Box, Inc.	617,706
7,657		McDonald's Corp.	457,812
		TOTAL	2,023,761
		Securities Brokerage--1.6%
22,867	[1]	InterContinentalExchange, Inc.	2,282,127
		Services to Medical Professionals--3.6%
53,054	[1]	Express Scripts, Inc., Class A	3,742,429
31,764	[1]	Medco Health Solutions, Inc.	1,574,859
		TOTAL	5,317,288
		Software Packaged/Custom--2.8%
19,911	[1]	Adobe Systems, Inc.	823,320
11,348	[1]	Ansys, Inc.	520,646
7,227	[1]	Electronic Arts, Inc.	312,062
50,012		Microsoft Corp.	1,286,309
32,011	[1]	Sybase, Inc.	1,075,890
		TOTAL	4,018,227
		Telecommunication Equipment & Services--0.8%
35,010		Corning, Inc.	700,550
8,476		Qualcomm, Inc.	469,062
		TOTAL	1,169,612
		Truck Manufacturing--0.6%
12,192		Cummins, Inc.	808,817
Shares			Value
		COMMON STOCKS--continued
		Undesignated Consumer Cyclicals--1.7%
12,770	[1]	Alliance Data Systems Corp.	$819,196
18,210		DeVRY, Inc.	1,034,510
2,523		Strayer Education, Inc.	561,872
		TOTAL	2,415,578
		Undesignated Consumer Durables--1.2%
17,406		Walter Industries, Inc.	1,825,367
		TOTAL COMMON STOCKS (IDENTIFIED COST $139,117,164)	145,046,946
		MUTUAL FUND--0.4%
507,081	[2,3]	Prime Value Obligations Fund, Institutional Shares, 2.58% (AT NET ASSET VALUE)	507,081
		TOTAL INVESTMENTS--99.8% (IDENTIFIED COST $139,624,245) [4]	145,554,027
		OTHER ASSETS AND LIABILITIES - NET--0.2% [5]	359,352
		TOTAL NET ASSETS--100%	$145,913,379

1 Non-income producing security.

2 Affiliated company.

3 7-Day net yield.

4 The cost of investments for federal tax purposes amounts to $140,710,257.

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2008.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

July 31, 2008

Assets:
Total investments in securities, at value including $507,081 of investments in an affiliated issuer (Note 5) (identified cost $139,624,245)		$145,554,027
Cash		25
Income receivable		17,350
Receivable for investments sold		3,819,139
Receivable for shares sold		44,200
TOTAL ASSETS		149,434,741
Liabilities:
Payable for investments purchased	$2,972,205
Payable for shares redeemed	307,672
Payable for Directors'/Trustees' fees	282
Payable for distribution services fee (Note 5)	24,464
Payable for shareholder services fee (Note 5)	71,631
Accrued expenses	145,108
TOTAL LIABILITIES		3,521,362
Net assets for 14,295,913 shares outstanding		$145,913,379
Net Assets Consist of:
Paid-in capital		$249,131,046
Net unrealized appreciation of investments		5,929,782
Accumulated net realized loss on investments		(109,147,449)
TOTAL NET ASSETS		$145,913,379
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($6,279,816 ÷ 607,832 shares outstanding), no par value, unlimited shares authorized		$10.33
Offering price per share		$10.33
Redemption proceeds per share		$10.33

Statement of Assets and Liabilities- continued

Class A Shares:
Net asset value per share ($102,600,218 ÷ 10,027,834 shares outstanding), no par value, unlimited shares authorized	$10.23
Offering price per share (100/94.50 of $10.23) [1]	$10.83
Redemption proceeds per share	$10.23
Class B Shares:
Net asset value per share ($22,138,042 ÷ 2,168,910 shares outstanding), no par value, unlimited shares authorized	$10.21
Offering price per share	$10.21
Redemption proceeds per share (94.50/100 of $10.21) [1]	$9.65
Class C Shares:
Net asset value per share ($14,895,303 ÷ 1,491,337 shares outstanding), no par value, unlimited shares authorized	$9.99
Offering price per share	$9.99
Redemption proceeds per share (99.00/100 of $9.99) [1]	$9.89

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements.

Statement of Operations

Year Ended July 31, 2008

Investment Income:
Dividends (including $68,397 received from an affiliated issuer (Note 5))			$1,600,299
Expenses:
Investment adviser fee (Note 5)		$1,181,780
Administrative personnel and services fee (Note 5)		270,000
Custodian fees		20,387
Transfer and dividend disbursing agent fees and expenses		419,072
Directors'/Trustees' fees		2,883
Auditing fees		26,700
Legal fees		26,077
Portfolio accounting fees		84,155
Distribution services fee--Class B Shares (Note 5)		268,793
Distribution services fee--Class C Shares (Note 5)		128,979
Shareholder services fee--Class A Shares (Note 5)		246,016
Shareholder services fee--Class B Shares (Note 5)		89,598
Shareholder services fee--Class C Shares (Note 5)		37,550
Account administration fee--Class A Shares		6,612
Account administration fee--Class C Shares		333
Share registration costs		78,526
Printing and postage		70,357
Insurance premiums		5,189
Interest expense		254
Miscellaneous		8,094
TOTAL EXPENSES		2,971,355
Waivers and Reimbursement (Note 5):
Waiver/reimbursement of investment adviser fee	$(170,163)
Waiver of administrative personnel and services fee	(53,423)
TOTAL WAIVERS AND REIMBURSEMENT		(223,586)
Net expenses			2,747,769
Net investment income (loss)			(1,147,470)
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(10,506,699)
Net change in unrealized appreciation of investments			1,380,057
Net realized and unrealized loss on investments			(9,126,642)
Change in net assets resulting from operations			$(10,274,112)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended July 31	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(1,147,470)	$(237,143)
Net realized gain (loss) on investments	(10,506,699)	21,083,611
Net change in unrealized appreciation/depreciation of investments	1,380,057	(22,417,969)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(10,274,112)	(1,571,501)
Distributions to Shareholders:
Distributions from net realized gain on investments
Institutional Shares	(257,727)	(7,447)
Class A Shares	(11,660,461)	(6,679)
Class B Shares	(4,329,484)	--
Class C Shares	(2,139,318)	(2,090)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(18,386,990)	(16,216)
Share Transactions:
Proceeds from sale of shares	70,026,996	15,014,670
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Large Cap Growth Fund	--	144,301,541
Net asset value of shares issued to shareholders in payment of distributions declared	15,708,083	12,437
Cost of shares redeemed	(63,105,962)	(6,430,649)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	22,629,117	152,897,999
Redemption fees	--	303
Change in net assets	(6,031,985)	151,310,585
Net Assets:
Beginning of period	151,945,364	634,779
End of period	$145,913,379	$151,945,364

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

July 31, 2008

1. ORGANIZATION

Federated MDT Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of nine diversified portfolios. The financial statements included herein are only those of Federated MDT Large Cap Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Institutional Shares, Class A Shares, Class B Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The Financial Highlights of Institutional Shares are presented separately. The primary investment objective of the Fund is long-term capital appreciation.

MDT Large Cap Growth Fund (the "Predecessor Fund") was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund, which commenced operations on September 15, 2005.

Effective March 29, 2007, the Fund began offering Class B Shares.

On June 22, 2007, the Fund received a tax-free transfer of assets from the Federated Large Cap Growth Fund, as follows:

Shares of the Fund Issued	Federated Large Cap Growth Fund Net Assets Received	Unrealized Appreciation [1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of Federated Large Cap Growth Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
11,747,685	$144,301,541	$26,980,742	$5,111,245	$144,301,541	$149,412,786

1 Unrealized appreciation is included in the Federated Large Cap Growth Fund Net Assets Received amount shown above.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration, distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," on August 1, 2007. As of and during the year ended July 31, 2008, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2008, tax years 2006 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the commonwealth of Massachusetts.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended July 31	2008		2007
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	481,360	$5,340,579	118,282	$1,376,167
Shares issued to shareholders in payment of distributions declared	16,469	193,018	644	7,254
Shares redeemed	(37,394)	(447,625)	(1,456)	(17,389)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	460,435	$5,085,972	117,470	$1,366,032

Year Ended July 31	2008		2007
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	4,265,442	$49,806,979	598,688	$7,229,781
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Large Cap Growth Fund	--	--	7,017,437	86,102,187
Shares issued to shareholders in payment of distributions declared	882,581	10,255,594	405	4,547
Shares redeemed	(2,448,438)	(27,452,372)	(306,231)	(3,782,665)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	2,699,585	$32,610,201	7,310,299	$89,553,850

	Year Ended 7/31/2008		Period Ended 7/31/2007 [1]
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	376,994	$4,378,454	38,188	$475,507
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Large Cap Growth Fund	--	--	4,008,927	49,471,669
Shares issued to shareholders in payment of distributions declared	344,460	4,012,963	--	--
Shares redeemed	(2,405,450)	(27,366,232)	(194,209)	(2,424,626)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(1,683,996)	$(18,974,815)	3,852,906	$47,522,550

Year Ended July 31	2008		2007
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	912,018	$10,500,984	486,056	$5,933,215
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Large Cap Growth Fund	--	--	721,321	8,727,685
Shares issued to shareholders in payment of distributions declared	109,439	1,246,508	57	636
Shares redeemed	(734,780)	(7,839,733)	(17,323)	(205,969)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	286,677	$3,907,759	1,190,111	$14,455,567
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	1,762,701	$22,629,117	12,470,786	$152,897,999

1 Reflects operations for the period from March 29, 2007 (date of initial public investment) to July 31, 2007.

Redemption Fees

Prior to December 11, 2006, the Predecessor Fund imposed a 2.00% redemption fee to shareholders of the Fund's Institutional Shares, Class A Shares and Class C Shares who redeemed shares held for 30 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, were not subject to the redemption fee. All redemption fees were recorded by the Fund as additions to paid-in capital. For the year ended July 31, 2007, the Predecessor Fund incurred redemption fees for Institutional Shares, Class A Shares and Class C Shares amounted to $99, $152 and $52, respectively.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for net operating loss and expiration of capital loss carryforwards.

For the year ended July 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Pad-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(295,629,587)	$1,147,470	$294,482,117

Net investment income (loss), net realized gains (loss), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2008 and 2007, was as follows:

	2008	2007
Ordinary income [1]	$ 6,355,795	$16,216
Long-term capital gains	$12,031,195	--

1 For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of July 31, 2008, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$4,843,770
Capital loss carryforwards and deferrals	$(108,061,436)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At July 31, 2008, the cost of investments for federal tax purposes was $140,710,257. The net unrealized appreciation of investments for federal tax purposes was $4,843,770. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $14,279,223 and net unrealized depreciation from investments for those securities having an excess of cost over value of $9,435,453.

At July 31, 2008, the Fund had a capital loss carryforward of $98,518,058 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2009	$76,646,626
2010	$21,688,057
2016	$ 183,375

As a result of the tax-free transfer of assets from Federated Large Cap Growth Fund, the use of certain capital loss carryforwards listed above may be limited.

Capital loss carryforwards of $294,478,872 expired during the year ended July 31, 2008.

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of July 31, 2008, for federal income tax purposes, post October losses of $9,543,378 were deferred to August 1, 2008.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Under the investment advisory contract, which is subject to annual review by the Trustees, the Adviser will waive all or a portion of the advisory fee and/or reimburse certain operating expenses (excluding interest, taxes and brokerage commissions) in order to contractually limit the Fund's aggregate annual operating expenses to no more than the following annual percentages for certain Classes of the Fund based on average daily net assets:

Share Class Name	Percentage of Average Daily Net Assets of Class
Institutional Shares	1.80%
Class A Shares	2.05%
Class C Shares	2.80%

The Adviser agreed to keep these contractual limitations in place through December 8, 2008.

In addition, after fulfilling its contractual commitment and subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended July 31, 2008, the Adviser waived $168,714 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement (the "Agreement"), provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. During the period from July 15, 2006 through December 8, 2006, the administrator contractually agreed to waive the portion of its fee which it would otherwise be entitled to receive from the Fund under the Agreement. The level of fees payable by the Fund to FAS for the period did not exceed the level of fees which the Fund would have paid during the period to its previous service provider under its previous administrative services contract. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended July 31, 2008, the net fee paid to FAS was 0.137% of average daily net assets of the Fund. FAS waived $53,423 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act which became effective on December 11, 2006. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%

Prior to December 11, 2006, the Fund incurred distribution expenses according to the following schedule annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class C Shares	1.00%

Subject to terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2008, FSC retained $48,100 of fees paid by the Fund. For the year ended July 31, 2008, the Fund's Class A Shares did not incur a distribution services fee. On November 15, 2007, the Trustees approved an amendment to the Plan to reduce the distribution services fee for the Fund's Class A Shares from 0.25% to 0.05%. The amendment to the Plan became effective for the Fund on March 31, 2008.

Sales Charges

For the year ended July 31, 2008, FSC retained $13,497 in sales charges from the sale of Class A Shares. FSC also retained $391 of contingent deferred sales charges relating to redemptions of Class A Shares and $1,333 relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

Effective December 11, 2006, the Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. A financial intermediary affiliated with management of Federated Investors, Inc. received $40,884 of Service Fees for the year ended July 31, 2008. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended July 31, 2008, FSSC received $3,978 of fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the Financial Highlights) paid by the Fund's Institutional Shares, Class A Shares, Class B Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.25%, 1.50%, 2.25% and 2.25%, respectively, for the fiscal year ending July 31, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2009.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2008, the Adviser reimbursed $1,449. Transactions with the affiliated company during the year ended July 31, 2008 were as follows:

Affiliate	Balance of Shares Held 7/31/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2008	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	2,729,873	51,480,305	53,703,097	507,081	$507,081	$68,397

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2008, were as follows:

Purchases	$505,168,946
Sales	$500,665,876

7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of July 31, 2008, there were no outstanding loans. During the year ended July 31, 2008, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of July 31, 2008, there were no outstanding loans. During the year ended July 31, 2008, the program was not utilized.

9. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional 72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds and their respective counsel have been defending this litigation and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended July 31, 2008, the amount of long-term capital gains designated by the Fund was $12,031,195.

For the fiscal year ended July 31, 2008, 0.55% of total ordinary dividends paid by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended July 31, 2008, 0.56% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES AND
SHAREHOLDERS OF FEDERATED MDT LARGE CAP GROWTH FUND:

We have audited the accompanying statement of assets and liabilities of Federated MDT Large Cap Growth Fund (the "Fund") (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Large Cap Growth Fund, a portfolio of Federated MDT Series, at July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
September 17, 2008

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Trust comprised 8 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology at Barry University and Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2006	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Evaluation and Approval of Advisory
Contract-May 2008

FEDERATED MDT LARGE CAP GROWTH FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2008. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser or what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds ( e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees. He also observed that certain funds may exhibit important differences in their objectives and management techniques when compared to other funds placed in the same peer group by ranking organizations, noting in this connection that the Fund's quantitative investment program is of such a type.

For the one-year period ending December 31, 2007, the Fund's performance was above the median of the relevant peer group. In addition, the Board was informed by the Adviser that, for the same period, the Fund outperformed its benchmark index for the one-year period.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the Fund's most recently completed fiscal year, the Fund's investment advisory fee was waived in its entirety. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated MDT Large Cap Growth Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R700
Cusip 31421R684
Cusip 31421R809

37329 (9/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated MDT Large Cap
Growth Fund

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2008

Institutional Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,				Period Ended
	2008		2007	[1]	7/31/2006	[2]
Net Asset Value, Beginning of Period	$12.20		$10.20		$10.00
Income From Investment Operations:
Net investment income (loss)	(0.03	) [3]	(0.03	) [3]	(0.07	) [3]
Net realized and unrealized gain (loss) on investments	(0.49)		2.14		0.27
TOTAL FROM INVESTMENT OPERATIONS	(0.52)		2.11		0.20
Less Distributions:
Distributions from net realized gain on investments	(1.35)		(0.11)		--
Net Asset Value, End of Period	$10.33		$12.20		$10.20
Total Return [4]	(5.55)%		20.81%		2.00%

Ratios to Average Net Assets:
Net expenses	1.25%		1.25%		1.76	% [5]
Net investment income (loss)	(0.28)%		(0.29)%		(0.68	)% [5]
Expense waiver/reimbursement [6]	0.14%		19.41%		20.55	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$6,280		$1,798		$305
Portfolio turnover	320%		630%		237%

1 MDT Large Cap Growth Fund (the "Predecessor Fund") was reorganized into Federated MDT Large Cap Growth Fund (the "Fund") as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2008 to July 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 2/1/2008	Ending Account Value 7/31/2008	Expenses Paid During Period [1]
Actual	$1,000	$ 972.70	$6.13
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,018.65	$6.27

1 Expenses are equal to the Fund's annualized net expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half-year period).

Management's Discussion of Fund Performance

The fund's total return for the fiscal year ended July 31, 2008 was (5.55)% for Institutional Shares. The total return of the Russell 1000 ® Growth Index (Russell 1000 ® Growth) 1 was (6.29)% and the total return of the Lipper Multi-Cap Growth Funds Index 2 was (8.00)% for the same reporting period. The fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Russell Index.

MARKET OVERVIEW

Over the 12-month reporting period ending July 31, 2008, domestic equity markets performed poorly in response to ongoing housing market deterioration, credit market distress and general economic weakness. The Russell 3000 ® Index 3 , which represents the performance of the 3000 largest U.S. companies by market capitalization, finished the reporting period down (10.32)%. Small cap stocks had the best relative results as demonstrated by the (6.71)% return on the Russell 2000 ® Index, 4 which exceeded the (10.10)% and (10.81)% results for the Russell Midcap ® Index 5 and the Russell Top 200 ® Index, 6 respectively. Growth stocks significantly outperformed value stocks during the year, with the Russell 3000 ® Growth Index 7 returning (6.11)% as compared to (14.75)% for the Russell 3000 Value ® Index. 8

The best performing sectors during the reporting period, as measured by the Russell 3000 ® Index, were Energy (up 9.40%), Materials (up 6.75%) and Consumer Staples (up 5.15%). Underperforming sectors included Financials (down 29.29%), Consumer Discretionary (down 23.98%) and Telecommunication Services (down 22.81%).

1 The Russell 1000 ® Growth Index measures the performance of those Russell 1000 ® companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged, and unlike the fund, is not affected by cashflows. It is not possible to invest directly in an index.

2 Lipper Indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

3 Russell 3000 ® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index is unmanaged, and unlike the fund, is not affected by cashflows. It is not possible to invest directly in an index.

4 The Russell 2000 ® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The index is unmanaged, and unlike the fund, is not affected by cashflows. It is not possible to invest directly in an index.

5 The Russell Midcap ® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 31% of the total market capitalization of the Russell 1000 Index. The index is unmanaged, and unlike the fund, is not affected by cashflows. It is not possible to invest directly in an index.

6 The Russell Top 200 ® Index measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 69% of the total market capitalization of the Russell 1000 Index. The index is unmanaged, and unlike the fund, is not affected by cashflows. It is not possible to invest directly in an index.

7 The Russell 3000 ® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The index is unmanaged, and unlike the fund, is not affected by cashflows. It is not possible to invest directly in an index.

8 The Russell 3000 ® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The index is unmanaged, and unlike the fund, is not affected by cashflows. It is not possible to invest directly in an index.

FUND PERFORMANCE

The most significant positive factor in the fund's performance relative to the Russell 1000 ® Growth was its stock selection in the Information Technology sector. Additionally, the fund's stock selection in the Industrials sector and an overweight in the Materials sector provided moderate contributions to relative performance. The most significant negative factor in the fund's performance relative to the Russell 1000 ® Growth was its underweight in the Energy sector. Stock selection in the Energy and Consumer Discretionary sectors also detracted moderately from relative performance.

Individual stocks contributing to the fund's performance relative to the Russell 1000® Growth included: Monsanto Company, First Solar, Inc., a designer and manufacturer of solar energy technology, Gilead Sciences, Inc., a biopharmaceutical company, Apple Computer, Inc., and Mastercard, Inc.

Individual stocks detracting from the fund's performance relative to the Russell 1000® Growth included: Las Vegas Sands Corporation, Boeing Company, Coventry Health Care, Precision Castparts, and Franklin Resources, Inc.

GROWTH OF A $25,000 INVESTMENT - INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $25,000 1 in the Federated MDT Large Cap Growth Fund (Institutional Shares) (the "Fund") from September 15, 2005 (start of performance) to July 31, 2008, compared to the Russell 1000 ® Growth Index (Russell 1000 ® Growth) 2 and the Lipper Large-Cap Growth Funds Index. 3

Average Annual Total Returns for the Period Ended 7/31/2008
1 Year	(5.55)%
Start of Performance (9/15/2005)	5.42%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The fund's performance assumes the reinvestment of all dividends and distributions. The Russell 1000 ® Growth and Lipper Large-Cap Growth Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Russell 1000 ® Growth is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the fund's performance. The index is unmanaged and, unlike the fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper Indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At July 31, 2008, the Fund's industry composition 1 was as follows:

Industry	Percentage of Total Net Assets
Oil Well Supply	7.7%
Defense Electronics	7.2%
Biotechnology	5.7%
Multi-Industry Capital Goods	5.2%
Agricultural Chemicals	5.1%
Broadcasting	4.4%
Medical Supplies	3.9%
Defense Aerospace	3.7%
Services to Medical Professionals	3.6%
Financial Services	3.4%
Crude Oil & Gas Production	3.1%
Miscellaneous Machinery	3.1%
Advertising	3.1%
Ethical Drugs	3.0%
Software Packaged/Custom	2.8%
Computers--High End	2.2%
Railroad	2.0%
Bituminous Coal	1.8%
Undesignated Consumer Cyclicals	1.7%
Oil Service, Explore & Drill	1.6%
Securities Brokerage	1.6%
Restaurant	1.4%
Integrated Domestic Oil	1.4%
Construction Machinery	1.4%
Diversified Oil	1.3%
Computers--Midrange	1.3%
Copper	1.3%
Internet Services	1.3%
Undesignated Consumer Durables	1.2%
Discount Department Stores	1.2%
Computer Services	1.0%
Other Communications Equipment	1.0%
Other [2]	9.7%
Cash Equivalents [3]	0.4%
Other Assets and Liabilities--Net [4]	0.2%
TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 For purposes of this table, industry classifications which constitute less than 1.0% of the Fund's total net assets have been aggregated under the designation "Other."

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

July 31, 2008

Shares			Value
		COMMON STOCKS--99.4%
		Advertising--3.1%
106,328		Omnicom Group, Inc.	$4,539,142
		Agricultural Chemicals--5.1%
50,895		Monsanto Co.	6,062,103
10,702	[1]	Mosaic Co./The	1,361,401
		TOTAL	7,423,504
		Auto Original Equipment Manufacturers--0.5%
5,703	[1]	AutoZone, Inc.	743,044
		Biotechnology--5.7%
4,960	[1]	Alexion Pharmaceuticals, Inc.	465,000
5,477	[1]	Cephalon, Inc.	400,697
106,183	[1]	Gilead Sciences, Inc.	5,731,758
9,292	[1]	Illumina, Inc.	866,386
15,060	[1]	OSI Pharmaceuticals, Inc.	792,608
		TOTAL	8,256,449
		Bituminous Coal--1.8%
7,070		Arch Coal, Inc.	398,112
10,410		Fluor Corp.	846,854
9,403		Foundation Coal Holdings, Inc.	558,538
10,330		Massey Energy Co.	767,003
		TOTAL	2,570,507
		Broadcasting--4.4%
78,833	[1]	American Tower Systems Corp.	3,303,103
117,346	[1]	DIRECTV Group, Inc.	3,170,689
		TOTAL	6,473,792
		Clothing Stores--0.2%
12,503	[1]	Hanesbrands, Inc.	268,064
		Commodity Chemicals--0.7%
53,195		RPM International, Inc.	1,090,498
Shares			Value
		COMMON STOCKS--continued
		Computer Services--1.0%
23,076	[1]	Salesforce.com, Inc.	$1,472,018
		Computer Stores--0.6%
22,136	[1]	GameStop Corp.	896,729
		Computers - High End--2.2%
24,886		IBM Corp.	3,184,910
		Computers - Low End--0.9%
8,448	[1]	Apple, Inc.	1,342,810
		Computers - Midrange--1.3%
43,366		Hewlett-Packard Co.	1,942,797
		Construction Machinery--1.4%
5,298		Caterpillar, Inc.	368,317
22,538		Joy Global, Inc.	1,627,694
		TOTAL	1,996,011
		Contracting--0.7%
12,437	[1]	Jacobs Engineering Group, Inc.	961,878
		Copper--1.3%
20,042		Freeport-McMoRan Copper & Gold, Inc.	1,939,064
		Crude Oil & Gas Production--3.1%
3,823		EOG Resources, Inc.	384,326
39,161	[1]	Southwestern Energy Co.	1,421,936
38,692	[1]	Ultra Petroleum Corp.	2,761,835
		TOTAL	4,568,097
		Defense Aerospace--3.7%
82,794		Boeing Co.	5,059,541
2,678		Lockheed Martin Corp.	279,396
		TOTAL	5,338,937
		Defense Electronics--7.2%
20,604	[1]	FLIR Systems, Inc.	839,407
13,551	[1]	First Solar, Inc.	3,863,526
19,994		L-3 Communications Holdings, Inc.	1,973,208
77,067		Rockwell Collins	3,829,459
		TOTAL	10,505,600
Shares			Value
		COMMON STOCKS--continued
		Discount Department Stores--1.2%
28,879		Wal-Mart Stores, Inc.	$1,692,887
		Diversified Oil--1.3%
11,664		Murphy Oil Corp.	929,971
13,002		Occidental Petroleum Corp.	1,024,948
		TOTAL	1,954,919
		Electrical Equipment--0.7%
25,303		Hubbell, Inc., Class B	1,066,775
		Ethical Drugs--3.0%
132,571		Merck & Co., Inc.	4,361,586
		Financial Services--3.4%
20,456		Mastercard, Inc.	4,994,332
		Industrial Machinery--0.0%
295		Dover Corp.	14,641
279		Flowserve Corp.	37,202
		TOTAL	51,843
		Integrated Domestic Oil--1.4%
19,773		Hess Corp.	2,004,982
		Internet Services--1.3%
13,312	[1]	Priceline.com, Inc.	1,530,214
13,354	[1]	eBay, Inc.	336,120
		TOTAL	1,866,334
		Leasing--0.3%
8,891		GATX Corp.	404,274
		Life Insurance--0.4%
11,220		Aflac, Inc.	623,944
		Major Steel Producer--0.4%
3,426		United States Steel Corp.	549,393
		Medical Supplies--3.9%
105,381		Cardinal Health, Inc.	5,662,121
		Medical Technology--0.9%
4,350	[1]	Intuitive Surgical, Inc.	1,354,112
Shares			Value
		COMMON STOCKS--continued
		Metal Containers--0.1%
3,856		Ball Corp.	$171,901
		Miscellaneous Components--0.9%
28,244		Amphenol Corp., Class A	1,346,391
		Miscellaneous Machinery--3.1%
94,757		Cooper Industries Ltd., Class A	3,995,903
2,147		Nordson Corp.	151,707
6,491		Roper Industries, Inc.	397,119
		TOTAL	4,544,729
		Multi-Industry Capital Goods--5.2%
83,508		3M Co.	5,878,128
26,434		Textron, Inc.	1,149,086
8,293		United Technologies Corp.	530,586
		TOTAL	7,557,800
		Natural Gas Production--0.3%
15,249	[1]	Quicksilver Resources, Inc.	398,914
		Offshore Driller--0.5%
11,456		ENSCO International, Inc.	792,068
		Oil Service, Explore & Drill--1.6%
41,120	[1]	Continental Resources, Inc.	2,348,774
		Oil Well Supply--7.7%
7,277		Baker Hughes, Inc.	603,336
12,296	[1]	Cameron International Corp.	587,257
13,373	[1]	Dresser-Rand Group, Inc.	509,511
24,888	[1]	FMC Technologies, Inc.	1,537,581
7,889		Halliburton Co.	353,585
54,105		Schlumberger Ltd.	5,497,068
56,815	[1]	Weatherford International Ltd.	2,143,630
		TOTAL	11,231,968
		Other Communications Equipment--1.0%
30,448		Harris Corp.	1,466,071
Shares			Value
		COMMON STOCKS--continued
		Psychiatric Centers--0.2%
9,021	[1]	Psychiatric Solutions, Inc.	$315,915
		Railroad--2.0%
3,764		Burlington Northern Santa Fe Corp.	391,945
14,055		CSX Corp.	949,837
19,026		Union Pacific Corp.	1,568,503
		TOTAL	2,910,285
		Restaurant--1.4%
29,114		Darden Restaurants, Inc.	948,243
28,624	[1]	Jack in the Box, Inc.	617,706
7,657		McDonald's Corp.	457,812
		TOTAL	2,023,761
		Securities Brokerage--1.6%
22,867	[1]	InterContinentalExchange, Inc.	2,282,127
		Services to Medical Professionals--3.6%
53,054	[1]	Express Scripts, Inc., Class A	3,742,429
31,764	[1]	Medco Health Solutions, Inc.	1,574,859
		TOTAL	5,317,288
		Software Packaged/Custom--2.8%
19,911	[1]	Adobe Systems, Inc.	823,320
11,348	[1]	Ansys, Inc.	520,646
7,227	[1]	Electronic Arts, Inc.	312,062
50,012		Microsoft Corp.	1,286,309
32,011	[1]	Sybase, Inc.	1,075,890
		TOTAL	4,018,227
		Telecommunication Equipment & Services--0.8%
35,010		Corning, Inc.	700,550
8,476		Qualcomm, Inc.	469,062
		TOTAL	1,169,612
		Truck Manufacturing--0.6%
12,192		Cummins, Inc.	808,817
Shares			Value
		COMMON STOCKS--continued
		Undesignated Consumer Cyclicals--1.7%
12,770	[1]	Alliance Data Systems Corp.	$819,196
18,210		DeVRY, Inc.	1,034,510
2,523		Strayer Education, Inc.	561,872
		TOTAL	2,415,578
		Undesignated Consumer Durables--1.2%
17,406		Walter Industries, Inc.	1,825,367
		TOTAL COMMON STOCKS (IDENTIFIED COST $139,117,164)	145,046,946
		MUTUAL FUND--0.4%
507,081	[2,3]	Prime Value Obligations Fund, Institutional Shares, 2.58% (AT NET ASSET VALUE)	507,081
		TOTAL INVESTMENTS--99.8% (IDENTIFIED COST $139,624,245) [4]	145,554,027
		OTHER ASSETS AND LIABILITIES - NET--0.2% [5]	359,352
		TOTAL NET ASSETS--100%	$145,913,379

1 Non-income producing security.

2 Affiliated company.

3 7-Day net yield.

4 The cost of investments for federal tax purposes amounts to $140,710,257.

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2008.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

July 31, 2008

Assets:
Total investments in securities, at value including $507,081 of investments in an affiliated issuer (Note 5) (identified cost $139,624,245)		$145,554,027
Cash		25
Income receivable		17,350
Receivable for investments sold		3,819,139
Receivable for shares sold		44,200
TOTAL ASSETS		149,434,741
Liabilities:
Payable for investments purchased	$2,972,205
Payable for shares redeemed	307,672
Payable for Directors'/Trustees' fees	282
Payable for distribution services fee (Note 5)	24,464
Payable for shareholder services fee (Note 5)	71,631
Accrued expenses	145,108
TOTAL LIABILITIES		3,521,362
Net assets for 14,295,913 shares outstanding		$145,913,379
Net Assets Consist of:
Paid-in capital		$249,131,046
Net unrealized appreciation of investments		5,929,782
Accumulated net realized loss on investments		(109,147,449)
TOTAL NET ASSETS		$145,913,379
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($6,279,816 ÷ 607,832 shares outstanding), no par value, unlimited shares authorized		$10.33
Offering price per share		$10.33
Redemption proceeds per share		$10.33

Statement of Assets and Liabilities-- continued

Class A Shares:
Net asset value per share ($102,600,218 ÷ 10,027,834 shares outstanding), no par value, unlimited shares authorized	$10.23
Offering price per share (100/94.50 of $10.23) [1]	$10.83
Redemption proceeds per share	$10.23
Class B Shares:
Net asset value per share ($22,138,042 ÷ 2,168,910 shares outstanding), no par value, unlimited shares authorized	$10.21
Offering price per share	$10.21
Redemption proceeds per share (94.50/100 of $10.21) [1]	$9.65
Class C Shares:
Net asset value per share ($14,895,303 ÷ 1,491,337 shares outstanding), no par value, unlimited shares authorized	$9.99
Offering price per share	$9.99
Redemption proceeds per share (99.00/100 of $9.99) [1]	$9.89

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements.

Statement of Operations

Year Ended July 31, 2008

Investment Income:
Dividends (including $68,397 received from an affiliated issuer (Note 5))			$1,600,299
Expenses:
Investment adviser fee (Note 5)		$1,181,780
Administrative personnel and services fee (Note 5)		270,000
Custodian fees		20,387
Transfer and dividend disbursing agent fees and expenses		419,072
Directors'/Trustees' fees		2,883
Auditing fees		26,700
Legal fees		26,077
Portfolio accounting fees		84,155
Distribution services fee--Class B Shares (Note 5)		268,793
Distribution services fee--Class C Shares (Note 5)		128,979
Shareholder services fee--Class A Shares (Note 5)		246,016
Shareholder services fee--Class B Shares (Note 5)		89,598
Shareholder services fee--Class C Shares (Note 5)		37,550
Account administration fee--Class A Shares		6,612
Account administration fee--Class C Shares		333
Share registration costs		78,526
Printing and postage		70,357
Insurance premiums		5,189
Interest expense		254
Miscellaneous		8,094
TOTAL EXPENSES		2,971,355
Waivers and Reimbursement (Note 5):
Waiver/reimbursement of investment adviser fee	$(170,163)
Waiver of administrative personnel and services fee	(53,423)
TOTAL WAIVERS AND REIMBURSEMENT		(223,586)
Net expenses			2,747,769
Net investment income (loss)			(1,147,470)
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(10,506,699)
Net change in unrealized appreciation of investments			1,380,057
Net realized and unrealized loss on investments			(9,126,642)
Change in net assets resulting from operations			$(10,274,112)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended July 31	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(1,147,470)	$(237,143)
Net realized gain (loss) on investments	(10,506,699)	21,083,611
Net change in unrealized appreciation/depreciation of investments	1,380,057	(22,417,969)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(10,274,112)	(1,571,501)
Distributions to Shareholders:
Distributions from net realized gain on investments
Institutional Shares	(257,727)	(7,447)
Class A Shares	(11,660,461)	(6,679)
Class B Shares	(4,329,484)	--
Class C Shares	(2,139,318)	(2,090)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(18,386,990)	(16,216)
Share Transactions:
Proceeds from sale of shares	70,026,996	15,014,670
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Large Cap Growth Fund	--	144,301,541
Net asset value of shares issued to shareholders in payment of distributions declared	15,708,083	12,437
Cost of shares redeemed	(63,105,962)	(6,430,649)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	22,629,117	152,897,999
Redemption fees	--	303
Change in net assets	(6,031,985)	151,310,585
Net Assets:
Beginning of period	151,945,364	634,779
End of period	$145,913,379	$151,945,364

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

July 31, 2008

1. ORGANIZATION

Federated MDT Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of nine diversified portfolios. The financial statements included herein are only those of Federated MDT Large Cap Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Institutional Shares, Class A Shares, Class B Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The Financial Highlights of Class A Shares, Class B Shares and Class C Shares are presented separately. The primary investment objective of the Fund is long-term capital appreciation.

MDT Large Cap Growth Fund (the "Predecessor Fund") was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund, which commenced operations on September 15, 2005.

Effective March 29, 2007, the Fund began offering Class B Shares.

On June 22, 2007, the Fund received a tax-free transfer of assets from the Federated Large Cap Growth Fund, as follows:

Shares of the Fund Issued	Federated Large Cap Growth Fund Net Assets Received	Unrealized Appreciation [1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of Federated Large Cap Growth Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
11,747,685	$144,301,541	$26,980,742	$5,111,245	$144,301,541	$149,412,786

1 Unrealized appreciation is included in the Federated Large Cap Growth Fund Net Assets Received amount shown above.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration, distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," on August 1, 2007. As of and during the year ended July 31, 2008, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2008, tax years 2006 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the commonwealth of Massachusetts.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended July 31	2008		2007
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	481,360	$5,340,579	118,282	$1,376,167
Shares issued to shareholders in payment of distributions declared	16,469	193,018	644	7,254
Shares redeemed	(37,394)	(447,625)	(1,456)	(17,389)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	460,435	$5,085,972	117,470	$1,366,032

Year Ended July 31	2008		2007
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	4,265,442	$49,806,979	598,688	$7,229,781
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Large Cap Growth Fund	--	--	7,017,437	86,102,187
Shares issued to shareholders in payment of distributions declared	882,581	10,255,594	405	4,547
Shares redeemed	(2,448,438)	(27,452,372)	(306,231)	(3,782,665)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	2,699,585	$32,610,201	7,310,299	$89,553,850

	Year Ended 7/31/2008		Period Ended 7/31/2007 [1]
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	376,994	$4,378,454	38,188	$475,507
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Large Cap Growth Fund	--	--	4,008,927	49,471,669
Shares issued to shareholders in payment of distributions declared	344,460	4,012,963	--	--
Shares redeemed	(2,405,450)	(27,366,232)	(194,209)	(2,424,626)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(1,683,996)	$(18,974,815)	3,852,906	$47,522,550

Year Ended July 31	2008		2007
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	912,018	$10,500,984	486,056	$5,933,215
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Large Cap Growth Fund	--	--	721,321	8,727,685
Shares issued to shareholders in payment of distributions declared	109,439	1,246,508	57	636
Shares redeemed	(734,780)	(7,839,733)	(17,323)	(205,969)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	286,677	$3,907,759	1,190,111	$14,455,567
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	1,762,701	$22,629,117	12,470,786	$152,897,999

1 Reflects operations for the period from March 29, 2007 (date of initial public investment) to July 31, 2007.

Redemption Fees

Prior to December 11, 2006, the Predecessor Fund imposed a 2.00% redemption fee to shareholders of the Fund's Institutional Shares, Class A Shares and Class C Shares who redeemed shares held for 30 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, were not subject to the redemption fee. All redemption fees were recorded by the Fund as additions to paid-in capital. For the year ended July 31, 2007, the Predecessor Fund incurred redemption fees for Institutional Shares, Class A Shares and Class C Shares amounted to $99, $152 and $52, respectively.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for net operating loss and expiration of capital loss carryforwards.

For the year ended July 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Pad-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(295,629,587)	$1,147,470	$294,482,117

Net investment income (loss), net realized gains (loss), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2008 and 2007, was as follows:

	2008	2007
Ordinary income [1]	$ 6,355,795	$16,216
Long-term capital gains	$12,031,195	--

1 For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of July 31, 2008, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$4,843,770
Capital loss carryforwards and deferrals	$(108,061,436)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At July 31, 2008, the cost of investments for federal tax purposes was $140,710,257. The net unrealized appreciation of investments for federal tax purposes was $4,843,770. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $14,279,223 and net unrealized depreciation from investments for those securities having an excess of cost over value of $9,435,453.

At July 31, 2008, the Fund had a capital loss carryforward of $98,518,058 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2009	$76,646,626
2010	$21,688,057
2016	$ 183,375

As a result of the tax-free transfer of assets from Federated Large Cap Growth Fund, the use of certain capital loss carryforwards listed above may be limited.

Capital loss carryforwards of $294,478,872 expired during the year ended July 31, 2008.

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of July 31, 2008, for federal income tax purposes, post October losses of $9,543,378 were deferred to August 1, 2008.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Under the investment advisory contract, which is subject to annual review by the Trustees, the Adviser will waive all or a portion of the advisory fee and/or reimburse certain operating expenses (excluding interest, taxes and brokerage commissions) in order to contractually limit the Fund's aggregate annual operating expenses to no more than the following annual percentages for certain Classes of the Fund based on average daily net assets:

Share Class Name	Percentage of Average Daily Net Assets of Class
Institutional Shares	1.80%
Class A Shares	2.05%
Class C Shares	2.80%

The Adviser agreed to keep these contractual limitations in place through December 8, 2008.

In addition, after fulfilling its contractual commitment and subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended July 31, 2008, the Adviser waived $168,714 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement (the "Agreement"), provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. During the period from July 15, 2006 through December 8, 2006, the administrator contractually agreed to waive the portion of its fee which it would otherwise be entitled to receive from the Fund under the Agreement. The level of fees payable by the Fund to FAS for the period did not exceed the level of fees which the Fund would have paid during the period to its previous service provider under its previous administrative services contract. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended July 31, 2008, the net fee paid to FAS was 0.137% of average daily net assets of the Fund. FAS waived $53,423 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act which became effective on December 11, 2006. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%

Prior to December 11, 2006, the Fund incurred distribution expenses according to the following schedule annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class C Shares	1.00%

Subject to terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2008, FSC retained $48,100 of fees paid by the Fund. For the year ended July 31, 2008, the Fund's Class A Shares did not incur a distribution services fee. On November 15, 2007, the Trustees approved an amendment to the Plan to reduce the distribution services fee for the Fund's Class A Shares from 0.25% to 0.05%. The amendment to the Plan became effective for the Fund on March 31, 2008.

Sales Charges

For the year ended July 31, 2008, FSC retained $13,497 in sales charges from the sale of Class A Shares. FSC also retained $391 of contingent deferred sales charges relating to redemptions of Class A Shares and $1,333 relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

Effective December 11, 2006, the Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. A financial intermediary affiliated with management of Federated Investors, Inc. received $40,884 of Service Fees for the year ended July 31, 2008. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended July 31, 2008, FSSC received $3,978 of fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the Financial Highlights) paid by the Fund's Institutional Shares, Class A Shares, Class B Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.25%, 1.50%, 2.25% and 2.25%, respectively, for the fiscal year ending July 31, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2009.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2008, the Adviser reimbursed $1,449. Transactions with the affiliated company during the year ended July 31, 2008 were as follows:

Affiliate	Balance of Shares Held 7/31/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2008	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	2,729,873	51,480,305	53,703,097	507,081	$507,081	$68,397

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2008, were as follows:

Purchases	$505,168,946
Sales	$500,665,876

7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of July 31, 2008, there were no outstanding loans. During the year ended July 31, 2008, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of July 31, 2008, there were no outstanding loans. During the year ended July 31, 2008, the program was not utilized.

9. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional 72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds and their respective counsel have been defending this litigation and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended July 31, 2008, the amount of long-term capital gains designated by the Fund was $12,031,195.

For the fiscal year ended July 31, 2008, 0.55% of total ordinary dividends paid by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended July 31, 2008, 0.56% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES AND
SHAREHOLDERS OF FEDERATED MDT LARGE CAP GROWTH FUND:

We have audited the accompanying statement of assets and liabilities of Federated MDT Large Cap Growth Fund (the "Fund") (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Large Cap Growth Fund, a portfolio of Federated MDT Series, at July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
September 17, 2008

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Trust comprised 8 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology at Barry University and Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2006	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Evaluation and Approval of Advisory
Contract - May 2008

FEDERATED MDT LARGE CAP GROWTH FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2008. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser or what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds ( e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees. He also observed that certain funds may exhibit important differences in their objectives and management techniques when compared to other funds placed in the same peer group by ranking organizations, noting in this connection that the Fund's quantitative investment program is of such a type.

For the one-year period ending December 31, 2007, the Fund's performance was above the median of the relevant peer group. In addition, the Board was informed by the Adviser that, for the same period, the Fund outperformed its benchmark index for the one-year period.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the Fund's most recently completed fiscal year, the Fund's investment advisory fee was waived in its entirety. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated MDT Large CapGrowth Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R882

37314 (9/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated MDT Large Cap Value Fund

Established 2008

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2008

Class A Shares
Class C Shares
Class K Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout the Period)

Period Ended July 31	2008	[1]
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations:
Net investment income	0.03	[2]
Net realized and unrealized loss on investments	(0.57)
TOTAL FROM INVESTMENT OPERATIONS	(0.54)
Net Asset Value, End of Period	$ 9.46
Total Return [3]	(5.40)%

Ratios to Average Net Assets:
Net expenses	1.24	% [4]
Net investment income	0.80	% [4]
Expense waiver/reimbursement [5]	111.75	% [4]
Supplemental Data:
Net assets, end of period (000 omitted)	$64
Portfolio turnover	41%

1 Reflects operations for the period from March 7, 2008 (date of initial investment) to July 31, 2008.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 Computed on an annualized basis.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout the Period)

Period Ended July 31	2008	[1]
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations:
Net investment income	0.02	[2]
Net realized and unrealized loss on investments	(0.55)
TOTAL FROM INVESTMENT OPERATIONS	(0.53)
Net Asset Value, End of Period	$ 9.47
Total Return [3]	(5.30)%

Ratios to Average Net Assets:
Net expenses	1.99	% [4]
Net investment income	0.05	% [4]
Expense waiver/reimbursement [5]	111.80	% [4]
Supplemental Data:
Net assets, end of period (000 omitted)	$0	[6]
Portfolio turnover	41%

1 Reflects operations for the period from March 7, 2008 (date of initial investment) to July 31, 2008.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 Computed on an annualized basis.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

6 Represents less than $1,000.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class K Shares

(For a Share Outstanding Throughout the Period)

Period Ended July 31	2008	[1]
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations:
Net investment income	0.03	[2]
Net realized and unrealized loss on investments	(0.56)
TOTAL FROM INVESTMENT OPERATIONS	(0.53)
Net Asset Value, End of Period	$ 9.47
Total Return [3]	(5.30)%

Ratios to Average Net Assets:
Net expenses	1.74	% [4]
Net investment income	0.30	% [4]
Expense waiver/reimbursement [5]	111.71	% [4]
Supplemental Data:
Net assets, end of period (000 omitted)	$0	[6]
Portfolio turnover	41%

1 Reflects operations for the period from March 7, 2008 (date of initial investment) to July 31, 2008.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 Computed on an annualized basis.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

6 Represents less than $1,000.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2008 1 to July 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 2/1/2008	Ending Account Value 7/31/2008	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$ 946.00	$4.85
Class C Shares	$1,000	$ 947.00	$7.78
Class K Shares	$1,000	$ 947.00	$6.80
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,018.70	$6.22
Class C Shares	$1,000	$1,014.97	$9.97
Class K Shares	$1,000	$1,016.21	$8.72

1 "Actual" expense information for the Fund's Class A Shares, Class C Shares and Class K Shares is for the period from March 7, 2008 (date of initial investment) to July 31, 2008. Actual expenses are equal to the annualized net expense ratios of the Fund's Class A Shares, Class C Shares and Class K Shares, multiplied by 147/366 (to reflect the period from initial investment to July 31, 2008). "Hypothetical" expense information for Class A Shares, Class C Shares and Class K Shares is presented on the basis of the full one-half-year period to enable comparison to other funds. It is based on assuming the same net expense ratios and average account value over the period, but it is multiplied by 182/366 (to reflect the full half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.24%
Class C Shares	1.99%
Class K Shares	1.74%

Management's Discussion of Fund Performance

The fund's total return, based on net asset value, for the time period from March 7, 2008 to July 31, 2008 was (5.40)% for Class A Shares, (5.30)% for Class C Shares, and (5.30)% for Class K Shares. The total return of the Russell 1000 ® Value Index 1 was (3.88)% for the same period. The fund's total return for the most recently completed fiscal year reflected actual cash flows, transactions costs and other expenses which were not reflected in the total return of the Russell 1000 ® Value Index.

MARKET OVERVIEW

Over the period from March 7, 2008 to July 31, 2008 domestic equity markets performed poorly in response to ongoing housing market deterioration, credit market distress and general economic weakness. The Russell 3000 ® Index 2 which represents the performance of the 3,000 largest U.S. companies by market capitalization, finished the period down 0.99%. Small cap stocks had the best relative results as demonstrated by the 8.42% return of the Russell 2000 ® Index, 3 which exceeded the 0.81% and (2.77)% results for the Russell Midcap ® Index 4 and the Russell Top 200 ® Index, 5 respectively. Growth stocks significantly outperformed value stocks during the period, with the Russell 3000 ® Growth Index 6 returning 0.86% as compared to (3.08)% for the Russell 3000 Value ® Index. 7

1 The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

2 The Russell 3000® Index offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. market. The Russell 3000 is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index is unmanaged and investments cannot be made directly in an index.

3 The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. The index is unmanaged and investments cannot be made directly in an index.

4 The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 31% of the total market capitalization of the Russell 1000® Index. The index is unmanaged and investments cannot be made directly in an index.

5 Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 1000® Index, which represents approximately 69% of the total market capitalization of the Russell 1000® Index. The index is unmanaged and investments cannot be made directly in an index.

6 The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indexes. The index is unmanaged and investments cannot be made directly in an index.

7 The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes. The index is unmanaged and investments cannot be made directly in an index.

FUND PERFORMANCE

The most significant positive factor in the fund's performance relative to the Russell 1000 ® Value Index was its stock selection in the Industrials and Financials sectors. Additionally, the fund's stock selection in the Information Technology sector provided a modest contribution to relative performance. The most significant negative factor in the fund's performance relative to the Russell 1000 ® Value Index was stock selection in the Energy sector. Stock selection in the Consumer Staples and Materials sectors also detracted more modestly from relative performance.

Individual stocks contributing to the fund's performance relative to the Russell 1000 ® Value Index included: Norfolk Southern Corporation, General Electric Company, Goldman Sachs Group and Lehman Brothers Holdings, Inc.

Individual stocks detracting from the fund's performance relative to the Russell 1000 ® Value Index included: Valero Energy Corporation, Archer-Daniel-Midland, Deere & Company, Sears Holdings Corporation and Dow Chemical Corporation.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated MDT Large Cap Value Fund (Class A Shares) (the "Fund") from March 7, 2008 (start of performance) to July 31, 2008, compared to the Russell 1000 ® Value Index (Russell 1000 ® Value). 2

Cumulative Total Return for the Period Ended 7/31/2008
Start of Performance (3/7/2008)	(10.59)%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The fund's performance assumes the reinvestment of all dividends and distributions. The Russell 1000 ® Value has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The Russell 1000 ® Value is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the fund's performance. The index is unmanaged and, unlike the fund, is not affected by cashflows. It is not possible to invest directly in an index.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated MDT Large Cap Value Fund (Class C Shares) (the "Fund") from March 7, 2008 (start of performance) to July 31, 2008, compared to the Russell 1000 ® Value Index (Russell 1000 ® Value). 2

Cumulative Total Return for the Period Ended 7/31/2008
Start of Performance (3/7/2008)	(6.25)%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 1.00%, as applicable.

1 Represents a hypothetical investment of $10,000 in the fund. The maximum CDSC is 1.00% on any redemption less than one year from the purchase date. The fund's performance assumes the reinvestment of all dividends and distributions. The Russell 1000® Value has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The Russell 1000® Value is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the fund's performance. The index is unmanaged and, unlike the fund, is not affected by cashflows. It is not possible to invest directly in an index.

GROWTH OF A $10,000 INVESTMENT - CLASS K SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated MDT Large Cap Value Fund (Class K Shares) (the "Fund") from March 7, 2008 (start of performance) to July 31, 2008, compared to the Russell 1000 ® Value Index (Russell 1000 ® Value). 2

Cumulative Total Return for the Period Ended 7/31/2008
Start of Performance (3/7/2008)	(5.30)%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the fund. The fund's performance assumes the reinvestment of all dividends and distributions. The Russell 1000 ® Value has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The Russell 1000 ® Value is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the fund's performance. The index is unmanaged and, unlike the fund, is not affected by cashflows. It is not possible to invest directly in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At July 31, 2008, the Fund's industry composition 1 was as follows:

Industry	Percentage of Total Net Assets
Integrated Domestic Oil	8.5%
Electric Utility	7.4%
Life Insurance	5.6%
Railroad	4.6%
Integrated International Oil	4.4%
Securities Brokerage	4.4%
Regional Bank	4.4%
Crude Oil & Gas Production	4.2%
Multi-Line Insurance	4.2%
Department Stores	3.5%
Commodity Chemicals	3.5%
Oil Refiner	3.5%
Personal Loans	3.4%
Services to Medical Professionals	3.2%
Property Liability Insurance	3.0%
Building Supply Stores	2.8%
Specialty Retailing	2.5%
Lumber Products	2.2%
Miscellaneous Food Products	2.1%
Discount Department Stores	2.1%
Ethical Drugs	1.9%
Biotechnology	1.9%
Aluminum	1.5%
Agricultural Machinery	1.5%
Financial Services	1.2%
Home Building	1.0%
Other [2]	11.3%
Cash Equivalents [3]	13.8%
Other Assets and Liabilities--Net [4]	(13.6)%
TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 For purposes of this table, industry classifications which constitute less than 1.0% of the Fund's total net assets have been aggregated under the designation "Other."

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

July 31, 2008

Shares			Value
		COMMON STOCKS--99.8%
		Agricultural Machinery--1.5%
111		Deere & Co.	$7,788
		Airline - Regional--0.2%
84		Southwest Airlines Co.	1,310
		Aluminum--1.5%
237		Alcoa, Inc.	7,999
		Apparel--0.3%
20		Columbia Sportswear Co.	746
64		Liz Claiborne, Inc.	836
		TOTAL	1,582
		AT&T Divestiture--0.5%
95		AT&T, Inc.	2,927
		Auto Part Replacement--0.2%
22		Genuine Parts Co.	882
		Biotechnology--1.9%
145	[1]	Amgen, Inc.	9,081
17	[1]	Biogen Idec, Inc.	1,186
		TOTAL	10,267
		Building Supply Stores--2.8%
330		Home Depot, Inc.	7,864
353		Lowe's Cos., Inc.	7,173
		TOTAL	15,037
		Clothing Stores--0.2%
52	[1]	AnnTaylor Stores Corp.	1,173
		Commodity Chemicals--3.5%
535		Dow Chemical Co.	17,821
17		Eastman Chemical Co.	1,019
		TOTAL	18,840
		Computer Peripherals--0.2%
76	[1]	Sandisk Corp.	1,072
Shares			Value
		COMMON STOCKS--continued
		Computer Stores--0.4%
68	[1]	Ingram Micro, Inc., Class A	$1,253
19	[1]	Tech Data Corp.	663
		TOTAL	1,916
		Contracting--0.2%
35		Granite Construction, Inc.	1,107
		Crude Oil & Gas Production--4.2%
70		Apache Corp.	7,852
124		Cimarex Energy Co.	6,462
116		Pioneer Natural Resources, Inc.	6,896
29	[1]	Swift Energy Co.	1,474
		TOTAL	22,684
		Defense Aerospace--0.7%
34		Lockheed Martin Corp.	3,547
		Defense Electronics--0.5%
17		Grainger (W.W.), Inc.	1,522
19		Raytheon Co.	1,082
		TOTAL	2,604
		Department Stores--3.5%
30		Dillards, Inc., Class A	303
28		Penney (J.C.) Co., Inc.	863
219	[1]	Sears Holdings Corp.	17,739
		TOTAL	18,905
		Discount Department Stores--2.1%
57	[1]	BJ's Wholesale Club, Inc.	2,139
152		Wal-Mart Stores, Inc.	8,910
		TOTAL	11,049
		Electric Utility--7.4%
130		Alliant Energy Corp.	4,190
155		DTE Energy Co.	6,352
25		Dominion Resources, Inc.	1,105
184		Entergy Corp.	19,673
153		Sempra Energy	8,593
		TOTAL	39,913
Shares			Value
		COMMON STOCKS--continued
		Ethical Drugs--1.9%
37	[1]	Forest Laboratories, Inc., Class A	$1,314
94		Johnson & Johnson	6,436
143		Pfizer, Inc.	2,670
		TOTAL	10,420
		Financial Services--1.2%
157		Ameriprise Financial, Inc.	6,673
		Gas Distributor--0.3%
39		AGL Resources, Inc.	1,348
		Home Building--1.0%
18		M.D.C. Holdings, Inc.	747
8	[1]	NVR, Inc.	4,419
		TOTAL	5,166
		Home Products--0.8%
18		Kimberly-Clark Corp.	1,041
47		Procter & Gamble Co.	3,078
		TOTAL	4,119
		Integrated Domestic Oil--8.5%
272		ConocoPhillips	22,201
469		Marathon Oil Corp.	23,201
		TOTAL	45,402
		Integrated International Oil--4.4%
282		Chevron Corp.	23,846
		Leasing--0.1%
17		GATX Corp.	773
		Life Insurance--5.6%
207		MetLife, Inc.	10,509
30		Principal Financial Group	1,275
225		Prudential Financial, Inc.	15,518
14		StanCorp Financial Group, Inc.	691
39		Torchmark Corp.	2,264
		TOTAL	30,257
		Lumber Products--2.2%
220		Weyerhaeuser Co.	11,761
Shares			Value
		COMMON STOCKS--continued
		Machine Tools--0.9%
46	[1]	Mettler Toledo International, Inc.	$4,945
		Maritime--0.7%
50		Overseas Shipholding Group, Inc.	3,938
		Medical Supplies--0.1%
14		AmerisourceBergen Corp.	586
		Mini-Mill Producer--0.6%
107		Commercial Metals Corp.	3,194
		Miscellaneous Food Products--2.1%
397		Archer-Daniels-Midland Co.	11,366
		Motion Pictures--0.2%
29	[1]	Dreamworks Animation SKG, Inc.	861
		Multi-Industry Capital Goods--0.1%
22		General Electric Co.	622
		Multi-Line Insurance--4.2%
344		Allstate Corp.	15,900
107		Hartford Financial Services Group, Inc.	6,783
		TOTAL	22,683
		Oil Refiner--3.5%
79		Frontier Oil Corp.	1,442
512		Valero Energy Corp.	17,106
		TOTAL	18,548
		Oil Service, Explore & Drill--0.5%
33	[1]	Seacor Holdings, Inc.	2,761
		Packaged Foods--0.1%
10		General Mills, Inc.	644
		Paper Products--0.7%
50		International Paper Co.	1,386
90		MeadWestvaco Corp.	2,413
		TOTAL	3,799
		Personal Loans--3.4%
432		Capital One Financial Corp.	18,084
Shares			Value
		COMMON STOCKS--continued
		Property Liability Insurance--3.0%
92		Chubb Corp.	$4,420
264		The Travelers Cos., Inc.	11,648
		TOTAL	16,068
		Railroad--4.6%
346		Norfolk Southern Corp.	24,884
		Regional Bank--4.4%
25		City National Corp.	1,228
178		Comerica, Inc.	5,112
108		Fifth Third Bancorp	1,509
125		Regions Financial Corp.	1,185
291		SunTrust Banks, Inc.	11,948
87		Zions Bancorp	2,546
		TOTAL	23,528
		Restaurant--0.8%
68		McDonald's Corp.	4,066
		Savings and Loan--0.2%
12		Federal Home Loan Mortgage Corp.	98
44		Hudson City Bancorp, Inc.	803
		TOTAL	901
		Securities Brokerage--4.4%
129		Goldman Sachs Group, Inc.	23,741
		Semiconductor Distribution--0.5%
89	[1]	Arrow Electronics, Inc.	2,868
		Semiconductor Manufacturing Equipment--0.2%
33	[1]	Novellus Systems, Inc.	672
58	[1]	Teradyne, Inc.	543
		TOTAL	1,215
Shares			Value
		COMMON STOCKS--continued
		Services to Medical Professionals--3.2%
97		Aetna, Inc.	$3,978
47	[1]	Health Net, Inc.	1,314
51	[1]	Medco Health Solutions, Inc.	2,529
162		UnitedHealth Group, Inc.	4,549
89	[1]	Wellpoint, Inc.	4,668
		TOTAL	17,038
		Software Packaged/Custom--0.0%
1	[1]	Computer Sciences Corp.	47
		Specialty Chemicals--0.1%
7		Air Products & Chemicals, Inc.	666
		Specialty Retailing--2.5%
46		Barnes & Noble, Inc.	1,088
197		Costco Wholesale Corp.	12,348
		TOTAL	13,436
		Stainless Steel Producer--0.2%
31		Carpenter Technology Corp.	1,200
		Trucking--0.8%
61		Ryder System, Inc.	4,024
		TOTAL COMMON STOCKS (IDENTIFIED COST $571,926)	536,080
		MUTUAL FUND--13.8%
73,796	[2,3]	Prime Value Obligations Fund, Institutional Shares, 2.58% (AT NET ASSET VALUE)	73,796
		TOTAL INVESTMENTS--113.6% (IDENTIFIED COST $645,722) [4]	609,876
		OTHER ASSETS AND LIABILITIES - NET--(13.6)% [5]	(72,807)
		TOTAL NET ASSETS--100%	$537,069
1 Non-income producing security.

2 Affiliated company.

3 7-Day net yield.

4 The cost of investments for federal tax purposes amounts to $645,964.

5 Assets, other than investment in securities, less liabilities. See Statement of Assets and Liabilities. A significant portion of this balance represents accrued expenses.

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2008.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

July 31, 2008

Assets:
Total investments in securities, at value including $73,796 of investments in an affiliated issuer (Note 5) (identified cost $645,722)		$609,876
Income receivable		661
Receivable for investments sold		1,988
TOTAL ASSETS		612,525
Liabilities:
Payable for administrative personnel and services fees (Note 5)	$20,560
Payable for auditing fees	21,200
Payable for legal fees	5,375
Payable for portfolio accounting fees	12,500
Payable for share registration costs	14,468
Accrued expenses	1,353
TOTAL LIABILITIES		75,456
Net assets for 56,734 shares outstanding		$537,069
Net Assets Consist of:
Paid-in capital		$571,669
Net unrealized depreciation of investments		(35,846)
Accumulated net realized loss on investments		(1,009)
Undistributed net investment income		2,255
TOTAL NET ASSETS		$537,069
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($473,346 ÷ 50,000 shares outstanding), no par value, unlimited shares authorized		$9.47
Offering price per share		$9.47
Redemption proceeds per share		$9.47
Class A Shares:
Net asset value per share ($63,534 ÷ 6,714 shares outstanding), no par value, unlimited shares authorized		$9.46
Offering price per share (100/94.50 of $9.46) [1]		$10.01
Redemption proceeds per share		$9.46
Class C Shares:
Net asset value per share ($94.65 ÷ 10 shares outstanding), no par value, unlimited shares authorized		$9.47
Offering price per share		$9.47
Redemption proceeds per share (99.00/100 of $9.47) [1]		$9.38
Class K Shares:
Net asset value per share ($94.65 ÷ 10 shares outstanding), no par value, unlimited shares authorized		$9.47
Offering price per share		$9.47
Redemption proceeds per share		$9.47

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Period Ended July 31, 2008 1

Investment Income:
Dividends (including $302 received from an affiliated issuer (Note 5))			$4,447
Expenses:
Investment adviser fee (Note 5)		$1,633
Administrative personnel and services fee (Note 5)		108,442
Custodian fees		2,590
Transfer and dividend disbursing agent fees and expenses		72
Transfer and dividend disbursing agent recordkeeping fees-- Institutional Shares		21
Transfer and dividend disbursing agent recordkeeping fees--Class A Shares		6
Auditing fees		21,200
Legal fees		7,767
Portfolio accounting fees		12,500
Shareholder services fee--Class A Shares (Note 5)		36
Share registration costs		78,146
Printing and postage		10,297
Miscellaneous		2,800
TOTAL EXPENSES		245,510
Waivers and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(1,633)
Waiver of administrative personnel and services fee (Note 5)	(22,088)
Reimbursement of transfer and dividend disbursing agent recordkeeping fees--Institutional Shares	(21)
Reimbursement of transfer and dividend disbursing agent recordkeeping fees--Class A Shares	(6)
Reimbursement of other operating expenses (Note 5)	(219,570)
TOTAL WAIVERS AND REIMBURSEMENTS		(243,318)
Net expenses			2,192
Net investment income			2,255
Realized and Unrealized Loss on Investments:
Net realized loss on investments			(1,009)
Net change in unrealized depreciation of investments			(35,846)
Net realized and unrealized loss on investments			(36,855)
Change in net assets resulting from operations			$(34,600)

1 Reflects operations for the period from March 7, 2008 (date of initial investment) to July 31, 2008.

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Period Ended July 31	2008 [1]
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,255
Net realized loss on investments	(1,009)
Net change in unrealized depreciation of investments	(35,846)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(34,600)
Share Transactions:
Proceeds from sale of shares	574,741
Cost of shares redeemed	(3,072)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	571,669
Change in net assets	537,069
Net Assets:
Beginning of period	--
End of period (including undistributed net investment income of $2,255)	$537,069

1 Reflects operations for the period from March 7, 2008 (date of initial investment) to July 31, 2008.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

July 31, 2008

1. ORGANIZATION

Federated MDT Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of nine diversified portfolios. The financial statements included herein are only those of Federated MDT Large Cap Value Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Institutional Shares, Class A Shares, Class C Shares and Class K Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The Financial Highlights of the Institutional Shares are presented separately. The primary investment objective of the Fund is long-term capital appreciation.

The Fund's Institutional Shares, Class A Shares, Class C Shares and Class K Shares became effective with the Securities and Exchange Commission (SEC) on March 3, 2008.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Institutional Shares, Class A Shares, Class C Shares and Class K Shares may bear distribution services fees, shareholder services fees and certain transfer and dividend disbursing agent fees unique to those classes. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," on March 7, 2008. As of and during the period ended July 31, 2008, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. The Fund's effective date was March 3, 2008, accordingly there are no prior years that remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the commonwealth of Massachusetts.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Period Ended July 31	2008 [1]
Institutional Shares:	Shares	Amount
Shares sold	50,010	$500,100
Shares redeemed	(10)	(100)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	50,000	$500,000

Period Ended July 31	2008 [1]
Class A Shares:	Shares	Amount
Shares sold	7,012	$74,441
Shares redeemed	(298)	(2,972)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	6,714	$71,469

Period Ended July 31	2008 [1]
Class C Shares:	Shares	Amount
Shares sold	10	$100
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	10	$100

Period Ended July 31	2008 [1]
Class K Shares:	Shares	Amount
Shares sold	10	$100
NET CHANGE RESULTING FROM CLASS K SHARE TRANSACTIONS	10	$100
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	56,734	$571,669

1 Reflects operations for the period from March 7, 2008 (date of initial investment) to July 31, 2008.

4. FEDERAL TAX INFORMATION

As of July 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,255
Net unrealized depreciation	$(36,088)
Capital loss deferrals	$(767)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At July 31, 2008, the cost of investments for federal tax purposes was $645,964. The net unrealized depreciation of investments for federal tax purposes was $36,088. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $19,877 and net unrealized depreciation from investments for those securities having an excess of cost over value of $55,965.

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of July 31, 2008, for federal income tax purposes, post October losses of $767 were deferred to August 1, 2008.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. For the period ended July 31, 2008, the Adviser voluntarily waived $1,628 of its fee and voluntarily reimbursed $219,570 of other operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the period ended July 31, 2008, the net fee paid to FAS was 39.65% of average daily net assets of the Fund. FAS waived $22,088 of its fee. The Fund currently accrues the minimum administrative fee; therefore the fee as a percentage of average aggregate daily net assets is greater than the amounts presented in the chart above.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class C Shares and Class K Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
Class K Shares	0.50%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the period ended July 31, 2008, FSC did not retain any fees paid by the Fund. For the period ended July 31, 2008, the Fund's Class A Shares did not incur a distribution services fee.

Sales Charges

For the period ended July 31, 2008, FSC retained $220 in sales charges from the sale of Class A Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the period ended July 31, 2008, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Institutional Shares, Class A Shares, Class C Shares and Class K Shares (after the voluntary waivers and reimbursements) will not exceed 0.97%, 1.22%, 1.97% and 1.72%, respectively, for the fiscal year ending July 31, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2009.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the period ended July 31, 2008, the Adviser reimbursed $5. Transactions with the affiliated company during the period ended July 31, 2008 were as follows:

Affiliate	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2008	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	660,732	586,936	73,796	$73,796	$302

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the period ended July 31, 2008, were as follows:

Purchases	$792,337
Sales	$219,402

7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of July 31, 2008, there were no outstanding loans. During the period ended July 31, 2008, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of July 31, 2008, there were no outstanding loans. During the period ended July 31, 2008, the program was not utilized.

9. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds and their respective counsel have been defending this litigation and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES AND SHAREHOLDERS OF FEDERATED MDT LARGE CAP VALUE FUND:

We have audited the accompanying statement of assets and liabilities of Federated MDT Large Cap Value Fund (the "Fund") (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2008, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from March 7, 2008 (date of initial investment) to July 31, 2008. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Large Cap Value Fund, a portfolio of Federated MDT Series, at July 31, 2008, the results of its operations, the changes in its net assets and the financial highlights for the period from March 7, 2008 (date of initial investment) to July 31, 2008, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
September 17, 2008

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Trust comprised 8 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology at Barry University and Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/ Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2006	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Evaluation and Approval of Advisory
Contract - May 2008

FEDERATED MDT LARGE CAP VALUE FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2008. Because the Fund did not yet have a meaningful operating history, the Board's decision to approve the contract reflects the exercise of its business judgment primarily on whether to authorize the continued offering of this new investment vehicle, as originally proposed by, and based on information previously provided by, the Federated organization, and based on Federated's recommendation to go forward with the Fund.

The Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

The Board also considered the anticipated compensation and benefits to be received by the Adviser. This includes fees to be received for services provided to the Fund by other entities in the Federated organization and research services that may be received by the Adviser from brokers that execute fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in working with Federated on matters relating to other Federated funds, and was assisted in its deliberations by independent legal counsel. The Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); and the nature, quality and extent of the advisory and other services to be provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's anticipated investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund will compete. In this regard, the Senior Officer also reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the fees charged by other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees. He also observed that certain funds may exhibit important differences in their objectives and management techniques when compared to other funds placed in the same peer group by ranking organizations, noting in this connection that the Fund's quantitative investment program is of such a type.

It was recognized that the factors mentioned above relating to such matters as fund performance and any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund, are essentially impossible to apply before the Fund has experienced any meaningful operating history. Nevertheless, the Board monitors the Fund's performance quarterly as information becomes available. Moreover, in connection with the Board's governance of other Federated funds, it should be noted that the Board regularly receives financial information about Federated, including reports on the compensation and benefits Federated derives from its relationships with the other Federated funds. These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g. for serving as the Federated funds' administrator). The reports also discuss any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waive fees and/or reimburse expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

In connection with the Board's initial consideration of the contract, Federated had previously furnished reports, requested by the Senior Officer, that reported projected revenues and made estimates of the allocation of expenses using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that the Fund had only recently commenced its first fiscal year, and that the Fund's investment advisory fee has been waived in its entirety. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. With due regard for the fact that the Fund did not yet have a meaningful operating history, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

The Board based its decision to approve the contract on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. As noted, not all of the factors and considerations identified above were relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board's decision to approve the contract reflects its determination that, based upon the information previously requested and supplied, Federated's proposal to establish and manage the Fund, and its past performance and actions in providing services to other mutual funds, provide a satisfactory basis to support the business decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated MDT Large Cap Value Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R668
Cusip 31421R650
Cusip 31421R643

39020 (9/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated MDT Large Cap Value Fund

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2008

Institutional Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout the Period)

Period Ended July 31	2008	[1]
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations:
Net investment income	0.04	[2]
Net realized and unrealized loss on investments	(0.57)
TOTAL FROM INVESTMENT OPERATIONS	(0.53)
Net Asset Value, End of Period	$ 9.47
Total Return [3]	(5.30)%

Ratios to Average Net Assets:
Net expenses	0.99	% [4]
Net investment income	1.05	% [4]
Expense waiver/reimbursement [5]	111.72	% [4]
Supplemental Data:
Net assets, end of period (000 omitted)	$473
Portfolio turnover	41%

1 Reflects operations for the period from March 7, 2008 (date of initial investment) to July 31, 2008.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 Computed on an annualized basis.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2008 1 to July 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 2/1/2008	Ending Account Value 7/31/2008	Expenses Paid During Period [1]
Actual	$1,000	$ 947.00	$3.87
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,019.94	$4.97

1 "Actual" expense information for the Fund's Shares is for the period from March 7, 2008 (date of initial investment) to July 31, 2008. Actual expenses are equal to the Fund's annualized net expense ratio of 0.99%, multiplied by 147/366 (to reflect the period from initial investment to July 31, 2008). "Hypothetical" expense information for the Fund's Shares is presented on the basis of the full one-half-year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but it is multiplied by 182/366 (to reflect the full half-year period).

Management's Discussion of Fund Performance

The fund's total return, at net asset value, for the time period from March 7, 2008 to July 31, 2008 was (5.30)% for Institutional Shares. The total return of the Russell 1000 ® Value Index 1 was (3.88)% for the same period. The fund's total return for the most recently completed fiscal year reflected actual cash flows, transactions costs and other expenses which were not reflected in the total return of the Russell 1000 ® Value Index.

MARKET OVERVIEW

Over the period from March 7, 2008 to July 31, 2008 domestic equity markets performed poorly in response to ongoing housing market deterioration, credit market distress and general economic weakness. The Russell 3000 ® Index, 2 which represents the performance of the 3,000 largest U.S. companies by market capitalization, finished the period down 0.99%. Small cap stocks had the best relative results as demonstrated by the 8.42% return on the Russell 2000 ® Index, 3 which exceeded the 0.81% and (2.77)% results for the Russell Midcap ® Index 4 and the Russell Top 200 ® Index, 5 respectively. Growth stocks significantly outperformed value stocks during the period, with the Russell 3000 ® Growth Index 6 returning 0.86% as compared to (3.08)% for the Russell 3000 Value ® Index. 7

1 The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

2 The Russell 3000® Index offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. market. The Russell 3000 is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index is unmanaged and investments cannot be made directly in an index.

3 The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. The index is unmanaged and investments cannot be made directly in an index.

4 The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 31% of the total market capitalization of the Russell 1000® Index. The index is unmanaged and investments cannot be made directly in an index.

5 Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 1000® Index, which represents approximately 69% of the total market capitalization of the Russell 1000® Index. The index is unmanaged and investments cannot be made directly in an index.

6 The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indexes. The index is unmanaged and investments cannot be made directly in an index.

7 The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes. The index is unmanaged and investments cannot be made directly in an index.

FUND PERFORMANCE

The most significant positive factor in the fund's performance relative to the Russell 1000 ® Value Index was its stock selection in the industrials and financials sectors. Additionally, the fund's stock selection in the information technology sector provided a modest contribution to relative performance. The most significant negative factor in the fund's performance relative to the Russell 1000 ® Value Index was stock selection in the energy sector. Stock selection in the consumer staples and materials sectors also detracted more modestly from relative performance.

Individual stocks contributing to the fund's performance relative to the Russell 1000 ® Value Index included: Norfolk Southern Corporation, General Electric Company, Goldman Sachs Group and Lehman Brothers Holdings, Inc.

Individual stocks detracting from the fund's performance relative to the Russell 1000 ® Value Index included: Valero Energy Corporation, Archer-Daniel-Midland, Deere & Company, Sears Holdings Corporation and Dow Chemical Corporation.

GROWTH OF A $25,000 INVESTMENT - INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $25,000 1 in the Federated MDT Large Cap Value Fund (Institutional Shares) (the "Fund") from March 7, 2008 (start of performance) to July 31, 2008, compared to the Russell 1000 ® Value Index (Russell 1000 ® Value). 2

Cumulative Total Return for the Period Ended 7/31/2008
Start of Performance (3/7/2008)	(5.30)%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $25,000 in the fund. The fund's performance assumes the reinvestment of all dividends and distributions. The Russell 1000® Value has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The Russell 1000® Value is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the fund's performance. The index is unmanaged and, unlike the fund, is not affected by cashflows. It is not possible to invest directly in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At July 31, 2008, the Fund's industry composition 1 was as follows:

Industry	Percentage of Total Net Assets
Integrated Domestic Oil	8.5%
Electric Utility	7.4%
Life Insurance	5.6%
Railroad	4.6%
Integrated International Oil	4.4%
Securities Brokerage	4.4%
Regional Bank	4.4%
Crude Oil & Gas Production	4.2%
Multi-Line Insurance	4.2%
Department Stores	3.5%
Commodity Chemicals	3.5%
Oil Refiner	3.5%
Personal Loans	3.4%
Services to Medical Professionals	3.2%
Property Liability Insurance	3.0%
Building Supply Stores	2.8%
Specialty Retailing	2.5%
Lumber Products	2.2%
Miscellaneous Food Products	2.1%
Discount Department Stores	2.1%
Ethical Drugs	1.9%
Biotechnology	1.9%
Aluminum	1.5%
Agricultural Machinery	1.5%
Financial Services	1.2%
Home Building	1.0%
Other [2]	11.3%
Cash Equivalents [3]	13.8%
Other Assets and Liabilities--Net [4]	(13.6)%
TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 For purposes of this table, industry classifications which constitute less than 1.0% of the Fund's total net assets have been aggregated under the designation "Other."

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

July 31, 2008

Shares			Value
		COMMON STOCKS--99.8%
		Agricultural Machinery--1.5%
111		Deere & Co.	$7,788
		Airline - Regional--0.2%
84		Southwest Airlines Co.	1,310
		Aluminum--1.5%
237		Alcoa, Inc.	7,999
		Apparel--0.3%
20		Columbia Sportswear Co.	746
64		Liz Claiborne, Inc.	836
		TOTAL	1,582
		AT&T Divestiture--0.5%
95		AT&T, Inc.	2,927
		Auto Part Replacement--0.2%
22		Genuine Parts Co.	882
		Biotechnology--1.9%
145	[1]	Amgen, Inc.	9,081
17	[1]	Biogen Idec, Inc.	1,186
		TOTAL	10,267
		Building Supply Stores--2.8%
330		Home Depot, Inc.	7,864
353		Lowe's Cos., Inc.	7,173
		TOTAL	15,037
		Clothing Stores--0.2%
52	[1]	AnnTaylor Stores Corp.	1,173
		Commodity Chemicals--3.5%
535		Dow Chemical Co.	17,821
17		Eastman Chemical Co.	1,019
		TOTAL	18,840
		Computer Peripherals--0.2%
76	[1]	Sandisk Corp.	1,072
Shares			Value
		COMMON STOCKS--continued
		Computer Stores--0.4%
68	[1]	Ingram Micro, Inc., Class A	$1,253
19	[1]	Tech Data Corp.	663
		TOTAL	1,916
		Contracting--0.2%
35		Granite Construction, Inc.	1,107
		Crude Oil & Gas Production--4.2%
70		Apache Corp.	7,852
124		Cimarex Energy Co.	6,462
116		Pioneer Natural Resources, Inc.	6,896
29	[1]	Swift Energy Co.	1,474
		TOTAL	22,684
		Defense Aerospace--0.7%
34		Lockheed Martin Corp.	3,547
		Defense Electronics--0.5%
17		Grainger (W.W.), Inc.	1,522
19		Raytheon Co.	1,082
		TOTAL	2,604
		Department Stores--3.5%
30		Dillards, Inc., Class A	303
28		Penney (J.C.) Co., Inc.	863
219	[1]	Sears Holdings Corp.	17,739
		TOTAL	18,905
		Discount Department Stores--2.1%
57	[1]	BJ's Wholesale Club, Inc.	2,139
152		Wal-Mart Stores, Inc.	8,910
		TOTAL	11,049
		Electric Utility--7.4%
130		Alliant Energy Corp.	4,190
155		DTE Energy Co.	6,352
25		Dominion Resources, Inc.	1,105
184		Entergy Corp.	19,673
153		Sempra Energy	8,593
		TOTAL	39,913
Shares			Value
		COMMON STOCKS--continued
		Ethical Drugs--1.9%
37	[1]	Forest Laboratories, Inc., Class A	$1,314
94		Johnson & Johnson	6,436
143		Pfizer, Inc.	2,670
		TOTAL	10,420
		Financial Services--1.2%
157		Ameriprise Financial, Inc.	6,673
		Gas Distributor--0.3%
39		AGL Resources, Inc.	1,348
		Home Building--1.0%
18		M.D.C. Holdings, Inc.	747
8	[1]	NVR, Inc.	4,419
		TOTAL	5,166
		Home Products--0.8%
18		Kimberly-Clark Corp.	1,041
47		Procter & Gamble Co.	3,078
		TOTAL	4,119
		Integrated Domestic Oil--8.5%
272		ConocoPhillips	22,201
469		Marathon Oil Corp.	23,201
		TOTAL	45,402
		Integrated International Oil--4.4%
282		Chevron Corp.	23,846
		Leasing--0.1%
17		GATX Corp.	773
		Life Insurance--5.6%
207		MetLife, Inc.	10,509
30		Principal Financial Group	1,275
225		Prudential Financial, Inc.	15,518
14		StanCorp Financial Group, Inc.	691
39		Torchmark Corp.	2,264
		TOTAL	30,257
		Lumber Products--2.2%
220		Weyerhaeuser Co.	11,761
Shares			Value
		COMMON STOCKS--continued
		Machine Tools--0.9%
46	[1]	Mettler Toledo International, Inc.	$4,945
		Maritime--0.7%
50		Overseas Shipholding Group, Inc.	3,938
		Medical Supplies--0.1%
14		AmerisourceBergen Corp.	586
		Mini-Mill Producer--0.6%
107		Commercial Metals Corp.	3,194
		Miscellaneous Food Products--2.1%
397		Archer-Daniels-Midland Co.	11,366
		Motion Pictures--0.2%
29	[1]	Dreamworks Animation SKG, Inc.	861
		Multi-Industry Capital Goods--0.1%
22		General Electric Co.	622
		Multi-Line Insurance--4.2%
344		Allstate Corp.	15,900
107		Hartford Financial Services Group, Inc.	6,783
		TOTAL	22,683
		Oil Refiner--3.5%
79		Frontier Oil Corp.	1,442
512		Valero Energy Corp.	17,106
		TOTAL	18,548
		Oil Service, Explore & Drill--0.5%
33	[1]	Seacor Holdings, Inc.	2,761
		Packaged Foods--0.1%
10		General Mills, Inc.	644
		Paper Products--0.7%
50		International Paper Co.	1,386
90		MeadWestvaco Corp.	2,413
		TOTAL	3,799
		Personal Loans--3.4%
432		Capital One Financial Corp.	18,084
Shares			Value
		COMMON STOCKS--continued
		Property Liability Insurance--3.0%
92		Chubb Corp.	$4,420
264		The Travelers Cos., Inc.	11,648
		TOTAL	16,068
		Railroad--4.6%
346		Norfolk Southern Corp.	24,884
		Regional Bank--4.4%
25		City National Corp.	1,228
178		Comerica, Inc.	5,112
108		Fifth Third Bancorp	1,509
125		Regions Financial Corp.	1,185
291		SunTrust Banks, Inc.	11,948
87		Zions Bancorp	2,546
		TOTAL	23,528
		Restaurant--0.8%
68		McDonald's Corp.	4,066
		Savings and Loan--0.2%
12		Federal Home Loan Mortgage Corp.	98
44		Hudson City Bancorp, Inc.	803
		TOTAL	901
		Securities Brokerage--4.4%
129		Goldman Sachs Group, Inc.	23,741
		Semiconductor Distribution--0.5%
89	[1]	Arrow Electronics, Inc.	2,868
		Semiconductor Manufacturing Equipment--0.2%
33	[1]	Novellus Systems, Inc.	672
58	[1]	Teradyne, Inc.	543
		TOTAL	1,215
Shares			Value
		COMMON STOCKS--continued
		Services to Medical Professionals--3.2%
97		Aetna, Inc.	$3,978
47	[1]	Health Net, Inc.	1,314
51	[1]	Medco Health Solutions, Inc.	2,529
162		UnitedHealth Group, Inc.	4,549
89	[1]	Wellpoint, Inc.	4,668
		TOTAL	17,038
		Software Packaged/Custom--0.0%
1	[1]	Computer Sciences Corp.	47
		Specialty Chemicals--0.1%
7		Air Products & Chemicals, Inc.	666
		Specialty Retailing--2.5%
46		Barnes & Noble, Inc.	1,088
197		Costco Wholesale Corp.	12,348
		TOTAL	13,436
		Stainless Steel Producer--0.2%
31		Carpenter Technology Corp.	1,200
		Trucking--0.8%
61		Ryder System, Inc.	4,024
		TOTAL COMMON STOCKS (IDENTIFIED COST $571,926)	536,080
		MUTUAL FUND--13.8%
73,796	[2,3]	Prime Value Obligations Fund, Institutional Shares, 2.58% (AT NET ASSET VALUE)	73,796
		TOTAL INVESTMENTS--113.6% (IDENTIFIED COST $645,722) [4]	609,876
		OTHER ASSETS AND LIABILITIES - NET--(13.6)% [5]	(72,807)
		TOTAL NET ASSETS--100%	$537,069

1 Non-income producing security.

2 Affiliated company.

3 7-Day net yield.

4 The cost of investments for federal tax purposes amounts to $645,964.

5 Assets, other than investment in securities, less liabilities. See Statement of Assets and Liabilities. A significant portion of this balance represents accrued expenses.

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2008.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

July 31, 2008

Assets:
Total investments in securities, at value including $73,796 of investments in an affiliated issuer (Note 5) (identified cost $645,722)		$609,876
Income receivable		661
Receivable for investments sold		1,988
TOTAL ASSETS		612,525
Liabilities:
Payable for administrative personnel and services fees (Note 5)	$20,560
Payable for auditing fees	21,200
Payable for legal fees	5,375
Payable for portfolio accounting fees	12,500
Payable for share registration costs	14,468
Accrued expenses	1,353
TOTAL LIABILITIES		75,456
Net assets for 56,734 shares outstanding		$537,069
Net Assets Consist of:
Paid-in capital		$571,669
Net unrealized depreciation of investments		(35,846)
Accumulated net realized loss on investments		(1,009)
Undistributed net investment income		2,255
TOTAL NET ASSETS		$537,069
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($473,346 ÷ 50,000 shares outstanding), no par value, unlimited shares authorized		$9.47
Offering price per share		$9.47
Redemption proceeds per share		$9.47
Class A Shares:
Net asset value per share ($63,534 ÷ 6,714 shares outstanding), no par value, unlimited shares authorized		$9.46
Offering price per share (100/94.50 of $9.46) [1]		$10.01
Redemption proceeds per share		$9.46
Class C Shares:
Net asset value per share ($94.65 ÷ 10 shares outstanding), no par value, unlimited shares authorized		$9.47
Offering price per share		$9.47
Redemption proceeds per share (99.00/100 of $9.47) [1]		$9.38
Class K Shares:
Net asset value per share ($94.65 ÷ 10 shares outstanding), no par value, unlimited shares authorized		$9.47
Offering price per share		$9.47
Redemption proceeds per share		$9.47

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Period Ended July 31, 2008 1

Investment Income:
Dividends (including $302 received from an affiliated issuer (Note 5))			$4,447
Expenses:
Investment adviser fee (Note 5)		$1,633
Administrative personnel and services fee (Note 5)		108,442
Custodian fees		2,590
Transfer and dividend disbursing agent fees and expenses		72
Transfer and dividend disbursing agent recordkeeping fees-- Institutional Shares		21
Transfer and dividend disbursing agent recordkeeping fees--Class A Shares		6
Auditing fees		21,200
Legal fees		7,767
Portfolio accounting fees		12,500
Shareholder services fee--Class A Shares (Note 5)		36
Share registration costs		78,146
Printing and postage		10,297
Miscellaneous		2,800
TOTAL EXPENSES		245,510
Waivers and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(1,633)
Waiver of administrative personnel and services fee (Note 5)	(22,088)
Reimbursement of transfer and dividend disbursing agent recordkeeping fees--Institutional Shares	(21)
Reimbursement of transfer and dividend disbursing agent recordkeeping fees--Class A Shares	(6)
Reimbursement of other operating expenses (Note 5)	(219,570)
TOTAL WAIVERS AND REIMBURSEMENTS		(243,318)
Net expenses			2,192
Net investment income			2,255
Realized and Unrealized Loss on Investments:
Net realized loss on investments			(1,009)
Net change in unrealized depreciation of investments			(35,846)
Net realized and unrealized loss on investments			(36,855)
Change in net assets resulting from operations			$(34,600)

1 Reflects operations for the period from March 7, 2008 (date of initial investment) to July 31, 2008.

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Period Ended July 31	2008 [1]
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,255
Net realized loss on investments	(1,009)
Net change in unrealized depreciation of investments	(35,846)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(34,600)
Share Transactions:
Proceeds from sale of shares	574,741
Cost of shares redeemed	(3,072)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	571,669
Change in net assets	537,069
Net Assets:
Beginning of period	--
End of period (including undistributed net investment income of $2,255)	$537,069

1 Reflects operations for the period from March 7, 2008 (date of initial investment) to July 31, 2008.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

July 31, 2008

1. ORGANIZATION

Federated MDT Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of nine diversified portfolios. The financial statements included herein are only those of Federated MDT Large Cap Value Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Institutional Shares, Class A Shares, Class C Shares and Class K Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Class A Shares, Class C Shares and Class K Shares are presented separately. The primary investment objective of the Fund is long-term capital appreciation.

The Fund's Institutional Shares, Class A Shares, Class C Shares and Class K Shares became effective with the Securities and Exchange Commission (SEC) on March 3, 2008.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Institutional Shares, Class A Shares, Class C Shares and Class K Shares may bear distribution services fees, shareholder services fees and certain transfer and dividend disbursing agent fees unique to those classes. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," on March 7, 2008. As of and during the period ended July 31, 2008, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. The Fund's effective date was March 3, 2008, accordingly there are no prior years that remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the commonwealth of Massachusetts.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Period Ended July 31	2008 [1]
Institutional Shares:	Shares	Amount
Shares sold	50,010	$500,100
Shares redeemed	(10)	(100)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	50,000	$500,000

Period Ended July 31	2008 [1]
Class A Shares:	Shares	Amount
Shares sold	7,012	$74,441
Shares redeemed	(298)	(2,972)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	6,714	$71,469

Period Ended July 31	2008 [1]
Class C Shares:	Shares	Amount
Shares sold	10	$100
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	10	$100

Period Ended July 31	2008 [1]
Class K Shares:	Shares	Amount
Shares sold	10	$100
NET CHANGE RESULTING FROM CLASS K SHARE TRANSACTIONS	10	$100
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	56,734	$571,669

1 Reflects operations for the period from March 7, 2008 (date of initial investment) to July 31, 2008.

4. FEDERAL TAX INFORMATION

As of July 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,255
Net unrealized depreciation	$(36,088)
Capital loss deferrals	$(767)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At July 31, 2008, the cost of investments for federal tax purposes was $645,964. The net unrealized depreciation of investments for federal tax purposes was $36,088. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $19,877 and net unrealized depreciation from investments for those securities having an excess of cost over value of $55,965.

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of July 31, 2008, for federal income tax purposes, post October losses of $767 were deferred to August 1, 2008.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. For the period ended July 31, 2008, the Adviser voluntarily waived $1,628 of its fee and voluntarily reimbursed $219,570 of other operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the period ended July 31, 2008, the net fee paid to FAS was 39.65% of average daily net assets of the Fund. FAS waived $22,088 of its fee. The Fund currently accrues the minimum administrative fee; therefore the fee as a percentage of average aggregate daily net assets is greater than the amounts presented in the chart above.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class C Shares and Class K Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
Class K Shares	0.50%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the period ended July 31, 2008, FSC did not retain any fees paid by the Fund. For the period ended July 31, 2008, the Fund's Class A Shares did not incur a distribution services fee.

Sales Charges

For the period ended July 31, 2008, FSC retained $220 in sales charges from the sale of Class A Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the period ended July 31, 2008, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Institutional Shares, Class A Shares, Class C Shares and Class K Shares (after the voluntary waivers and reimbursements) will not exceed 0.97%, 1.22%, 1.97% and 1.72%, respectively, for the fiscal year ending July 31, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2009.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the period ended July 31, 2008, the Adviser reimbursed $5. Transactions with the affiliated company during the period ended July 31, 2008 were as follows:

Affiliate	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2008	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	660,732	586,936	73,796	$73,796	$302

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the period ended July 31, 2008, were as follows:

Purchases	$792,337
Sales	$219,402

7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of July 31, 2008, there were no outstanding loans. During the period ended July 31, 2008, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of July 31, 2008, there were no outstanding loans. During the period ended July 31, 2008, the program was not utilized.

9. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds and their respective counsel have been defending this litigation and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES AND SHAREHOLDERS OF FEDERATED MDT LARGE CAP VALUE FUND:

We have audited the accompanying statement of assets and liabilities of Federated MDT Large Cap Value Fund (the "Fund") (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2008, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from March 7, 2008 (date of initial investment) to July 31, 2008. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Large Cap Value Fund, a portfolio of Federated MDT Series, at July 31, 2008, the results of its operations, the changes in its net assets and the financial highlights for the period from March 7, 2008 (date of initial investment) to July 31, 2008, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
September 17, 2008

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Trust comprised 8 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology at Barry University and Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/ Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2006	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Evaluation and Approval of Advisory
Contract - May 2008

FEDERATED MDT LARGE CAP VALUE FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2008. Because the Fund did not yet have a meaningful operating history, the Board's decision to approve the contract reflects the exercise of its business judgment primarily on whether to authorize the continued offering of this new investment vehicle, as originally proposed by, and based on information previously provided by, the Federated organization, and based on Federated's recommendation to go forward with the Fund.

The Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

The Board also considered the anticipated compensation and benefits to be received by the Adviser. This includes fees to be received for services provided to the Fund by other entities in the Federated organization and research services that may be received by the Adviser from brokers that execute fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in working with Federated on matters relating to other Federated funds, and was assisted in its deliberations by independent legal counsel. The Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); and the nature, quality and extent of the advisory and other services to be provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's anticipated investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund will compete. In this regard, the Senior Officer also reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the fees charged by other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees. He also observed that certain funds may exhibit important differences in their objectives and management techniques when compared to other funds placed in the same peer group by ranking organizations, noting in this connection that the Fund's quantitative investment program is of such a type.

It was recognized that the factors mentioned above relating to such matters as fund performance and any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund, are essentially impossible to apply before the Fund has experienced any meaningful operating history. Nevertheless, the Board monitors the Fund's performance quarterly as information becomes available. Moreover, in connection with the Board's governance of other Federated funds, it should be noted that the Board regularly receives financial information about Federated, including reports on the compensation and benefits Federated derives from its relationships with the other Federated funds. These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts ( e.g. , for serving as the Federated funds' administrator). The reports also discuss any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waive fees and/or reimburse expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

In connection with the Board's initial consideration of the contract, Federated had previously furnished reports, requested by the Senior Officer, that reported projected revenues and made estimates of the allocation of expenses using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that the Fund had only recently commenced its first fiscal year, and that the Fund's investment advisory fee has been waived in its entirety. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. With due regard for the fact that the Fund did not yet have a meaningful operating history, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

The Board based its decision to approve the contract on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. As noted, not all of the factors and considerations identified above were relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board's decision to approve the contract reflects its determination that, based upon the information previously requested and supplied, Federated's proposal to establish and manage the Fund, and its past performance and actions in providing services to other mutual funds, provide a satisfactory basis to support the business decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated MDT Large Cap Value Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R635

39021 (9/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated MDT Mid Cap Growth Fund

Established 2005

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31,2008

Class A Shares
Class C Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,				Period Ended
	2008		2007	[1]	7/31/2006	[2]
Net Asset Value, Beginning of Period	$13.05		$10.67		$10.00
Income From Investment Operations:
Net investment income (loss)	(0.11	) [3]	(0.11	) [3]	(0.09	) [3]
Net realized and unrealized gain (loss) on investments	(0.72)		2.81		0.76
TOTAL FROM INVESTMENT OPERATIONS	(0.83)		2.70		0.67
Less Distributions:
Distributions from net realized gain on investments	(0.12)		(0.32)		--
Redemption fees	--		0.00	[4]	--
Net Asset Value, End of Period	$12.10		$13.05		$10.67
Total Return [5]	(6.47)%		25.67%		6.70%

Ratios to Average Net Assets:
Net expenses	1.50%		1.50%		2.02	% [6]
Net investment income (loss)	(0.82)%		(0.88)%		(0.92	)% [6]
Expense waiver/reimbursement [7]	4.06%		15.03%		27.33	% [6]
Supplemental Data:
Net assets, end of period (000 omitted)	$10,242		$6,446		$104
Portfolio turnover	216%		141%		201%

1 MDT Mid Cap Growth Fund (the "Predecessor Fund") was reorganized into Federated MDT Mid Cap Growth Fund (the "Fund") as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Represents less than $0.01.

5 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

6 Computed on an annualized basis.

7 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,				Period Ended
	2008		2007	[1]	7/31/2006	[2]
Net Asset Value, Beginning of Period	$12.86		$10.60		$10.00
Income From Investment Operations:
Net investment income (loss)	(0.19	) [3]	(0.19	) [3]	(0.17	) [3]
Net realized and unrealized gain (loss) on investments	(0.71)		2.77		0.77
TOTAL FROM INVESTMENT OPERATIONS	(0.90)		2.58		0.60
Less Distributions:
Distributions from net realized gain on investments	(0.12)		(0.32)		--
Redemption fees	--		0.00	[4]	--
Net Asset Value, End of Period	$11.84		$12.86		$10.60
Total Return [5]	(7.12)%		24.69%		6.00%

Ratios to Average Net Assets:
Net expenses	2.24%		2.25%		2.77	% [6]
Net investment income (loss)	(1.51)%		(1.56)%		(1.67	)% [6]
Expense waiver/reimbursement [7]	3.86%		26.77%		27.33	% [6]
Supplemental Data:
Net assets, end of period (000 omitted)	$909		$123		$6
Portfolio turnover	216%		141%		201%

1 The Predecessor Fund was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Represents less than $0.01.

5 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

6 Computed on an annualized basis.

7 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2008 to July 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 2/1/2008	Ending Account Value 7/31/2008	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$ 951.30	$ 7.28
Class C Shares	$1,000	$ 948.00	$10.80
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,017.40	$ 7.52
Class C Shares	$1,000	$1,013.77	$11.17

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.50%
Class C Shares	2.23%

Management's Discussion of Fund Performance

The fund's total return, based on net asset value, for the fiscal year ended July 31, 2008 was (6.47)% for Class A Shares and (7.12)% for Class C Shares. 1 The total return of the Russell Midcap ® Growth Index 2 (Russell Midcap ® Growth) was (7.92)% and the total return of the Lipper Mid-Cap Growth Funds Index 3 was (5.68)% for the same period. The fund's total return for the fiscal year reflected actual cashflows, transaction costs and other expenses which were not reflected in the total return of the Russell Index.

1 The fund is the successor to the MDT Mid Cap Growth Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the fund had no investment operations. Accordingly, the performance information provided is historical information of the MDT Mid Cap Growth Fund.

2 Russell Midcap® Growth measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth index. The index is unmanaged and investments cannot be made in an index.

3 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

MARKET OVERVIEW

During the 12-month period ending July 31, 2008 domestic equity markets performed poorly in response to ongoing housing market deterioration, credit market distress and general economic weakness. The Russell 3000 ® Index, 4 which represents the performance of the 3000 largest U.S. companies by market capitalization, finished the period down 10.32%. Small cap stocks had the best relative results as demonstrated by the (6.71)% return on the Russell 2000 ® Index 5 which exceeded the (10.10)% and (10.81)% results for the Russell Midcap ® Index 6 and the Russell Top 200 ® Index 7 respectively. Growth stocks significantly outperformed value stocks during the year, with the Russell 3000 ® Growth Index 8 returning (6.11)% as compared to (14.75)% for the Russell 3000 Value ® Index. 9

The best performing sectors during the period, as measured by the Russell ® 3000 Index, were Energy (up 9.40%), Materials (up 6.75%) and Consumer Staples (up 5.15%). Underperforming sectors included Financials (down 29.29%), Consumer Discretionary (down 23.98%) and Telecommunication Services down 22.81%).

4 Russell 3000 ® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index is unmanaged and investments cannot be made in an index.

5 Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. The index is unmanaged and investments cannot be made in an index.

6 Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 35% of the total market capitalization of the Russell 1000® Index. The index is unmanaged and investments cannot be made in an index.

7 Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 1000® Index, which represents approximately 65% of the total market capitalization of the Russell 1000® Index. The index is unmanaged and investments cannot be made in an index.

8 Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indexes. The index is unmanaged and investments cannot be made in an index.

9 Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes. The index is unmanaged and investments cannot be made in an index.

FUND PERFORMANCE

The most significant positive factor in the fund's performance relative to the Russell Midcap ® Growth was its stock selection in the Industrials sector. Additionally, the fund's stock selection in the Health Care and Information Technology sectors provided moderate contributions to relative performance. The most significant negative factor in the fund's performance relative to the Russell Midcap ® Growth was its underweight in the Energy sector. Additionally, stock selection in the Energy and Materials sectors detracted moderately from relative performance.

Individual stocks contributing to the fund's performance relative to the Russell Midcap ® Growth included: First Solar, Inc., a designer and manufacturer of solar energy technology, Priceline.com, Inc .. , McDermott International, an engineering and construction company, Express Scripts Inc., a speciality pharmaceutical provider and Foster Wheeler Ltd.

Individual stocks detracting from the fund's performance relative to the Russell Midcap ® Growth included: Apollo Group, Inc., an educational program provider, Tempur-Pedic International, Inc., Lear Corporation, Cheniere Energy, Inc., a natural gas pipeline company and Idearc, Inc., a publisher of telephone directories.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated MDT Mid Cap Growth Fund (Class A Shares) (the "Fund") from September 15, 2005 (start of performance) to July 31, 2008, compared to the Russell Midcap ® Growth Index (Russell Midcap ® Growth) 2 and the Lipper Mid-Cap Growth Funds Index. 3

Average Annual Total Returns for the Period Ended 7/31/2008
1 Year	(11.62)%
Start of Performance (9/15/2005)	6.09%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The fund's performance assumes the reinvestment of all dividends and distributions. The Russell Midcap ® Growth and the Lipper Mid-Cap Growth Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 Russell Midcap ® Growth is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the fund, is not affected by cashflows. It is not possible to invest directly in anindex.

3 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated MDT Mid Cap Growth Fund (Class C Shares) (the "Fund") from September 15, 2005 (start of performance) to July 31, 2008, compared to the Russell Midcap ® Growth Index (Russell Midcap ® Growth) 2 and the Lipper Mid-Cap Growth Funds Index. 3

Average Annual Total Returns for the Period Ended 7/31/2008
1 Year	(8.04)%
Start of Performance (9/15/2005)	7.39%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 1.00%, as applicable.

1 Represents a hypothetical investment of $10,000 in the fund. The maximum CDSC is 1.00% on any redemption less than one year from the purchase date. The fund's performance assumes the reinvestment of all dividends and distributions. The Russell Midcap ® Growth and Lipper Mid-Cap Growth Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 Russell Midcap ® Growth is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At July 31, 2008, the Fund's industry composition 1 was as follows:

Industry	Percentage of Total Net Assets
Software Packaged/Custom	6.5%
Commodity Chemicals	6.3%
Biotechnology	5.9%
Miscellaneous Machinery	5.9%
Metal Containers	4.7%
Defense Electronics	4.6%
Miscellaneous Components	4.6%
Multi-Industry Capital Goods	3.8%
Telephone Utility	3.8%
Semiconductor Manufacturing	3.2%
Plastic Containers	3.1%
Toys & Games	2.9%
Internet Services	2.9%
Crude Oil & Gas Production	2.7%
Bituminous Coal	2.6%
Undesignated Consumer Durables	2.6%
Clothing Stores	2.4%
Home Products	2.3%
Undesignated Consumer Staples	2.1%
Undesignated Consumer Cyclicals	1.9%
Defense Aerospace	1.9%
Medical Technology	1.9%
Oil Service, Explore & Drill	1.7%
Book Publishing	1.5%
Beer	1.5%
Electrical Equipment	1.5%
Generic Drugs	1.5%
Oil Well Supply	1.4%
Financial Services	1.4%
Psychiatric Centers	1.3%
Industrial Machinery	1.1%
Computer Services	1.0%
Other [2]	6.7%
Cash Equivalents [3]	6.6%
Other Assets and Liabilities--Net [4]	(5.8)%
TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 For purposes of this table, industry classifications which constitute less than 1.0% of the Fund's total net assets have been aggregated under the designation "Other."

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

July 31, 2008

Shares			Value
		COMMON STOCKS--99.2%
		Advertising--0.4%
1,355		Omnicom Group, Inc.	$57,845
		Agricultural Chemicals--0.2%
132		CF Industries Holdings, Inc.	21,577
		Beer--1.5%
2,827	[1]	Central European Distribution Corp.	206,258
		Biotechnology--5.9%
3,321	[1]	Alexion Pharmaceuticals, Inc.	311,344
3,432	[1]	Cephalon, Inc.	251,085
4,981	[1]	OSI Pharmaceuticals, Inc.	262,150
		TOTAL	824,579
		Bituminous Coal--2.6%
839		Arch Coal, Inc.	47,244
2,251		CONSOL Energy, Inc.	167,452
1,006		Fluor Corp.	81,838
538		Foundation Coal Holdings, Inc.	31,957
451		Massey Energy Co.	33,487
		TOTAL	361,978
		Book Publishing--1.5%
4,742		Wiley (John) & Sons, Inc., Class A	215,002
		Clothing Stores--2.4%
11,282	[1]	Hanesbrands, Inc.	241,886
3,634		Limited Brands, Inc.	59,925
814	[1]	Urban Outfitters, Inc.	26,870
		TOTAL	328,681
		Commodity Chemicals--6.3%
13,651		Celanese Corp.	525,973
4,632		Compass Minerals International, Inc.	350,179
		TOTAL	876,152
		Computer Services--1.0%
227	[1]	Cognizant Technology Solutions Corp.	6,372
2,698	[1]	Fiserv, Inc.	129,018
		TOTAL	135,390
Shares			Value
		COMMON STOCKS--continued
		Computer Stores--0.8%
2,763	[1]	GameStop Corp.	$111,929
		Construction Machinery--0.6%
1,063		Joy Global, Inc.	76,770
		Contracting--0.3%
508	[1]	Jacobs Engineering Group, Inc.	39,289
		Cosmetics & Toiletries--0.2%
558		Avon Products, Inc.	23,659
		Crude Oil & Gas Production--2.7%
913	[1]	Denbury Resources, Inc.	25,692
1,999	[1]	Southwestern Energy Co.	72,584
3,899	[1]	Ultra Petroleum Corp.	278,310
		TOTAL	376,586
		Defense Aerospace--1.9%
282		Goodrich (B.F.) Co.	13,857
6,723	[1]	TransDigm Group, Inc.	247,474
		TOTAL	261,331
		Defense Electronics--4.6%
1,581	[1]	FLIR Systems, Inc.	64,410
5,854		L-3 Communications Holdings, Inc.	577,731
		TOTAL	642,141
		Discount Department Stores--0.4%
1,476		TJX Cos., Inc.	49,756
		Diversified Leisure--0.0%
19	[1]	Bally Technologies, Inc.	604
		Electrical Equipment--1.5%
2,826		AMETEK, Inc.	135,252
1,337	[1]	GrafTech International Ltd.	31,353
930		Hubbell, Inc., Class B	39,209
		TOTAL	205,814
		Electronic Instruments--0.8%
3,308	[1]	Trimble Navigation Ltd.	109,826
		Financial Services--1.4%
971		Equifax, Inc.	34,072
7,022	[1]	Metavante Technologies, Inc.	156,310
		TOTAL	190,382
Shares			Value
		COMMON STOCKS--continued
		Generic Drugs--1.5%
12,100	[1]	Warner Chilcott Ltd., Class A	$204,611
		Home Products--2.3%
8,291		Tupperware Brands Corp.	323,349
		Hospitals--0.6%
13,786	[1]	Tenet Healthcare Corp.	79,821
		Industrial Machinery--1.1%
1,368		Actuant Corp.	41,669
2,101		Dover Corp.	104,273
		TOTAL	145,942
		Internet Services--2.9%
3,559	[1]	Priceline.com, Inc.	409,107
		Jewelry Stores--0.1%
548		Tiffany & Co.	20,709
		Machine Tools--0.2%
306	[1]	Mettler Toledo International, Inc.	32,898
		Major Steel Producer--0.2%
545	[1]	AK Steel Holding Corp.	34,607
		Medical Technology--1.9%
5,583	[1]	St. Jude Medical, Inc.	260,056
		Metal Containers--4.7%
8,953		Ball Corp.	399,125
9,114	[1]	Crown Holdings, Inc.	255,465
		TOTAL	654,590
		Metal Fabrication--0.8%
5,142		Barnes Group, Inc.	116,158
		Miscellaneous Components--4.6%
15,068	[1]	Amkor Technology, Inc.	131,996
10,491		Amphenol Corp., Class A	500,106
		TOTAL	632,102
		Miscellaneous Machinery--5.9%
3,831		Nordson Corp.	270,698
4,356		SPX Corp.	552,254
		TOTAL	822,952
		Multi-Industry Capital Goods--3.8%
7,944		ITT Corp.	531,930
Shares			Value
		COMMON STOCKS--continued
		Natural Gas Production--0.2%
819	[1]	Quicksilver Resources, Inc.	$21,425
		Offshore Driller--0.4%
773		ENSCO International, Inc.	53,445
		Oil Service, Explore & Drill--1.7%
4,197	[1]	Continental Resources, Inc.	239,733
		Oil Well Supply--1.4%
3,087	[1]	Dresser-Rand Group, Inc.	117,615
1,201	[1]	FMC Technologies, Inc.	74,198
		TOTAL	191,813
		Other Communications Equipment--0.1%
252		Harris Corp.	12,134
		Plastic Containers--3.1%
10,194	[1]	Owens-Illinois, Inc.	430,594
		Psychiatric Centers--1.3%
5,070	[1]	Psychiatric Solutions, Inc.	177,551
		Semiconductor Manufacturing--3.2%
21,547		National Semiconductor Corp.	451,410
		Software Packaged/Custom--6.5%
3,201	[1]	Ansys, Inc.	146,862
24,598		CA, Inc.	586,908
6,063	[1]	Solera Holdings, Inc.	175,766
		TOTAL	909,536
		Specialty Chemicals--0.4%
967		Airgas, Inc.	55,390
		Telephone Utility--3.8%
11,484		Embarq Corp.	525,623
		Toys & Games--2.9%
11,804	[1]	Marvel Entertainment, Inc.	409,599
		Undesignated Consumer Cyclicals--1.9%
1,520		DeVRY, Inc.	86,351
2,057	[1]	ITT Educational Services, Inc.	182,209
		TOTAL	268,560
		Undesignated Consumer Durables--2.6%
3,406		Walter Industries, Inc.	357,187
		Undesignated Consumer Staples--2.1%
12,048		Block (H&R), Inc.	293,128
		TOTAL COMMON STOCKS (IDENTIFIED COST $13,671,553)	13,781,509
Shares			Value
		MUTUAL FUND--6.6%
909,461	[2,3]	Prime Value Obligations Fund, Institutional Shares, 2.58% (AT NET ASSET VALUE)	$909,461
		TOTAL INVESTMENTS--105.8% (IDENTIFIED COST $14,581,014) [4]	14,690,970
		OTHER ASSETS AND LIABILITIES - NET--(5.8)% [5]	(804,904)
		TOTAL NET ASSETS--100%	$13,886,066

1 Non-income producing security.

2 Affiliated company.

3 7-Day net yield.

4 The cost of investments for federal tax purposes amount to $14,613,146.

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2008.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

July 31, 2008

Assets:
Total investments in securities, at value including $909,461 of investments in an affiliated issuer (Note 5) (identified cost $14,581,014)		$14,690,970
Income receivable		472
Receivable for investments sold		209,558
Receivable for shares sold		25,461
TOTAL ASSETS		14,926,461
Liabilities:
Payable for investments purchased	$963,560
Payable for auditing fees	21,200
Payable for distribution services fee (Note 5)	583
Payable for shareholder services fee (Note 5)	7,087
Accrued expenses	47,965
TOTAL LIABILITIES		1,040,395
Net assets for 1,148,085 shares outstanding		$13,886,066
Net Assets Consist of:
Paid-in capital		$14,599,206
Net unrealized appreciation of investments		109,956
Accumulated net realized loss on investments		(823,096)
TOTAL NET ASSETS		$13,886,066
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($2,735,192 ÷ 224,615 shares outstanding), no par value, unlimited shares authorized		$12.18
Offering price per share		$12.18
Redemption proceeds per share		$12.18
Class A Shares:
Net asset value per share ($10,241,596 ÷ 846,650 shares outstanding), no par value, unlimited shares authorized		$12.10
Offering price per share (100/94.50 of $12.10) [1]		$12.80
Redemption proceeds per share		$12.10
Class C Shares:
Net asset value per share ($909,278 ÷ 76,820 shares outstanding), no par value, unlimited shares authorized		$11.84
Offering price per share		$11.84
Redemption proceeds per share (99.00/100 of $11.84) [1]		$11.72

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended July 31, 2008

Investment Income:
Dividends (including $7,502 received from an affiliated issuer) (Note 5)			$78,738
Expenses:
Investment adviser fee (Note 5)		$104,033
Administrative personnel and services fee (Note 5)		230,000
Custodian fees		15,984
Transfer and dividend disbursing agent fees and expenses		48,178
Directors'/Trustees' fees		1,472
Auditing fees		26,700
Legal fees		17,020
Portfolio accounting fees		70,400
Distribution services fee--Class C Shares (Note 5)		4,314
Shareholder services fee--Class A Shares (Note 5)		24,282
Shareholder services fee--Class C Shares (Note 5)		1,350
Share registration costs		58,071
Printing and postage		34,503
Insurance premiums		4,717
Miscellaneous		89
TOTAL EXPENSES		641,113
Waivers and Reimbursements (Note 5):
Waiver/reimbursement of investment adviser fee	$(104,033)
Waiver of administrative personnel and services fee	(44,884)
Reimbursement of other operating expenses	(317,757)
TOTAL WAIVERS AND REIMBURSEMENTS		(466,674)
Net expenses			174,439
Net investment income (loss)			(95,701)
Realized and Unrealized Loss on Investments:
Net realized loss on investments			(815,534)
Net change in unrealized appreciation of investments			(274,204)
Net realized and unrealized loss on investments			(1,089,738)
Change in net assets resulting from operations			$(1,185,439)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended July 31	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(95,701)	$(19,120)
Net realized gain (loss) on investments	(815,534)	127,473
Net change in unrealized appreciation/depreciation of investments	(274,204)	379,049
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(1,185,439)	487,402
Distributions to Shareholders:
Distributions from net realized gain on investments
Institutional Shares	(10,164)	(8,652)
Class A Shares	(99,042)	(8,228)
Class C Shares	(4,334)	(431)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(113,540)	(17,311)
Share Transactions:
Proceeds from sale of shares	9,679,167	7,320,573
Net asset value of shares issued to shareholders in payment of distributions declared	104,453	16,366
Cost of shares redeemed	(1,875,638)	(865,450)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	7,907,982	6,471,489
Redemption fees	--	470
Change in net assets	6,609,003	6,942,050
Net Assets:
Beginning of period	7,277,063	335,013
End of period	$13,886,066	$7,277,063

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

July 31, 2008

1. ORGANIZATION

Federated MDT Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of nine portfolios. The financial statements included herein are only those of Federated MDT Mid Cap Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Institutional Shares, Class A Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The Financial Highlights of the Institutional Shares are presented separately. The primary investment objective of the Fund is long-term capital appreciation.

MDT Mid Cap Growth Fund (the "Predecessor Fund") was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund, which commenced operations on September 15, 2005.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," on August 1, 2007. As of and during the year ended July 31, 2008, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2008, tax years 2006 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the commonwealth of Massachusetts.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended July 31	2008		2007
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	200,619	$2,563,412	71,994	$904,172
Shares issued to shareholders in payment of distributions declared	266	3,799	738	8,505
Shares redeemed	(30,323)	(384,900)	(39,756)	(518,903)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	170,562	$2,182,311	32,976	$393,774

Year Ended July 31	2008		2007
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	447,249	$6,047,252	511,500	$6,300,790
Shares issued to shareholders in payment of distributions declared	6,900	98,193	659	7,566
Shares redeemed	(101,571)	(1,283,471)	(27,853)	(342,042)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	352,578	$4,861,974	484,306	$5,966,314

Year Ended July 31	2008		2007
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	83,860	$1,068,503	9,419	$115,611
Shares issued to shareholders in payment of distributions declared	176	2,461	26	295
Shares redeemed	(16,800)	(207,267)	(384)	(4,505)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	67,236	$863,697	9,061	$111,401
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	590,376	$7,907,982	526,343	$6,471,489

Redemption Fees

Prior to December 11, 2006, the Predecessor Fund imposed a 2.00% redemption fee to shareholders of the Fund's Institutional Shares, Class A Shares and Class C Shares who redeemed shares held for 30 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, were not subject to the redemption fee. All redemption fees were recorded by the Fund as additions to paid-in capital. For the year ended July 31, 2007, the Predecessor Fund incurred redemption fees for the Institutional Shares, Class A Shares and Class C Shares amounted to $194, $262 and $14, respectively.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for net operating loss.

For the year ended July 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(95,847)	$95,701	$146

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2008 and 2007, was as follows:

	2008	2007
Ordinary income [1]	$90,850	$16,615
Long-term capital gains	$22,690	$ 696

1 For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of July 31, 2008, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$77,824
Capital loss carryforwards and deferrals	$(790,964)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At July 31, 2008, the cost of investments for federal tax purposes was $14,613,146. The net unrealized appreciation of investments for federal tax purposes was $77,824. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $690,937 and net unrealized depreciation from investments for those securities having an excess of cost over value of $613,113.

At July 31, 2008, the Fund had a capital loss carryforward of $80,433 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire in 2016.

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of July 31, 2008, for federal income tax purposes, post October losses of $710,531 were deferred to August 1, 2008.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.90% of the Fund's average daily net assets. Under the investment advisory contract, which is subject to annual review by the Trustees, the Adviser will waive all or a portion of the advisory fee and/or reimburse certain operating expenses (excluding interest, taxes and brokerage commissions) in order to contractually limit the Fund's aggregate annual operating expenses to no more than the following annual percentages for each Class of the Fund based on average daily net assets:

Share Class Name	Percentage of Average Daily Net Assets of Class
Institutional Shares	1.80%
Class A Shares	2.05%
Class C Shares	2.80%

The Adviser agreed to keep these contractual limitations in place through December 8, 2008.

In addition, after fulfilling its contractual commitment and subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. For the year ended July 31, 2008, the Adviser waived $103,867 of its fee and reimbursed $317,757 of other operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement (the "Agreement"), provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. During the period from July 15, 2006 through December 8, 2006, the administrator contractually agreed to waive a portion of its fee which it would otherwise be entitled to receive from the Fund under the Agreement. The level of fees payable by the Fund to FAS for the period did not exceed the level of fees which the Fund would have paid during the period to its previous service provider under the previous administrative services contract. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended July 31, 2008, the net fee paid to FAS was 1.601% of average daily net assets of the Fund. FAS waived $44,884 of its fee. The Fund currently accrues the minimum administrative fee; therefore the fee as a percentage of average aggregate daily net assets is greater than the amounts presented in the chart above.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act which became effective December 11, 2006. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%

Prior to December 11, 2006, the Fund incurred distribution expenses according to the following schedule annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class C Shares	1.00%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2008, FSC retained $2,494 of fees paid by the Fund. For the year ended July 31, 2008, the Fund's Class A Shares did not incur a distribution services fee. On November 15, 2007, the Trustees approved an amendment to the Plan to reduce the distribution services fee for the Fund's Class A Shares from 0.25% to 0.05%. The amendment to the Plan became effective for the Fund on March 31, 2008.

Sales Charges

For the year ended July 31, 2008, FSC retained $1,530 in sales charges from the sale of Class A Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

Effective December 11, 2006, the Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended July 31, 2008, FSSC received $178 of fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the Financial Highlights) paid by the Fund's Institutional Shares, Class A Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.24%, 1.49% and 2.24%, respectively, for the fiscal year ending July 31, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2009.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2008, the Adviser reimbursed $166. Transactions with the affiliated company during the year ended July 31, 2008 were as follows:

Affiliate	Balance of Shares Held 7/31/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2008	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	148,403	6,950,379	6,189,321	909,461	$909,461	$7,502

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2008, were as follows:

Purchases	$32,373,528
Sales	$24,726,746

7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of July 31, 2008, there were no outstanding loans. During the year ended July 31, 2008, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of July 31, 2008, there were no outstanding loans. During the year ended July 31, 2008, the program was not utilized.

9. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds and their respective counsel have been defending this litigation and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended July 31, 2008, the amount of long-term capital gains designated by the Fund was $22,690.

For the fiscal year ended July 31, 2008, 11.52% of total ordinary income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended July 31, 2008, 8.78% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES AND SHAREHOLDERS OF FEDERATED MDT MID CAP GROWTH FUND:

We have audited the accompanying statement of assets and liabilities of Federated MDT Mid Cap Growth Fund (the "Fund") (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Mid Cap Growth Fund, a portfolio of Federated MDT Series, at July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
September 17, 2008

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Trust comprised 8 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology at Barry University and Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2006	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Evaluation and Approval of Advisory Contract - May 2008

FEDERATED MDT MID CAP GROWTH FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2008. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds ( e.g. , institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees. He also observed that certain funds may exhibit important differences in their objectives and management techniques when compared to other funds placed in the same peer group by ranking organizations, noting in this connection that the Fund's quantitative investment program is of such a type.

For the one-year period ending December 31, 2007, the Fund's performance was above the median of the relevant peer group. In addition, the Board was informed by the Adviser that, for the same period, the Fund outperformed its benchmark index for the one-year period.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the Fund's most recently completed fiscal year, the Fund's investment advisory fee was waived in its entirety. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated MDT Mid Cap Growth Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R874
Cusip 31421R866

37324 (9/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated MDT Mid Cap Growth Fund

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2008

Institutional Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,				Period Ended
	2008		2007	[1]	7/31/2006	[2]
Net Asset Value, Beginning of Period	$13.10		$10.69		$10.00
Income From Investment Operations:
Net investment income (loss)	(0.07	) [3]	(0.05	) [3]	(0.07	) [3]
Net realized and unrealized gain (loss) on investments	(0.73)		2.77		0.76
TOTAL FROM INVESTMENT OPERATIONS	(0.80)		2.72		0.69
Less Distributions:
Distributions from net realized gain on investments	(0.12)		(0.32)		--
Redemption fees	--		0.01		--
Net Asset Value, End of Period	$12.18		$13.10		$10.69
Total Return [4]	(6.22)%		25.90%		6.90%

Ratios to Average Net Assets:
Net expenses	1.25%		1.25%		1.77	% [5]
Net investment income (loss)	(0.57)%		(0.45)%		(0.67	)% [5]
Expense waiver/reimbursement [6]	3.95%		42.16%		27.33	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$2,735		$708		$225
Portfolio turnover	216%		141%		201%

1 MDT Mid Cap Growth Fund (the "Predecessor Fund") was reorganized into Federated MDT Mid Cap Growth Fund (the "Fund"), as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2008 to July 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 2/1/2008	Ending Account Value 7/31/2008	Expenses Paid During Period [1]
Actual	$1,000	$ 952.30	$6.12
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,018.60	$6.32

1 Expenses are equal to the Fund's annualized net expense ratio of 1.26%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half-year period).

Management's Discussion of Fund Performance

The fund's total return, based on net asset value, for the fiscal year ended July 31, 2008 was (6.22)% for Institutional Shares. 1 The total return of the Russell Midcap ® Growth Index 2 (Russell Midcap ® Growth) was (7.92)% and the total return of the Lipper Mid-Cap Growth Funds Index 3 was (5.68)% for the same period. The fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Russell Index.

1 The fund is the successor to the MDT Mid Cap Growth Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the fund had no investment operations. Accordingly, the performance information provided is historical information of the MDT Mid Cap Growth Fund.

2 Russell Midcap® Growth measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth index. The index is unmanaged and investments cannot be made in an index.

3 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

MARKET OVERVIEW

During the 12-month period ending July 31, 2008 domestic equity markets performed poorly in response to ongoing housing market deterioration, credit market distress and general economic weakness. The Russell 3000 ® Index, 4 which represents the performance of the 3000 largest U.S. companies by market capitalization, finished the period down 10.32%. Small cap stocks had the best relative results as demonstrated by the (6.71)% return on the Russell 2000 ® Index 5 which exceeded the (10.10)% and (10.81)% results for the Russell Midcap ® Index 6 and the Russell Top 200 ® Index 7 respectively. Growth stocks significantly outperformed value stocks during the year, with the Russell 3000 ® Growth Index 8 returning (6.11)% as compared to (14.75)% for the Russell 3000 Value ® Index. 9

4 Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index is unmanaged and investments cannot be made in an index.

5 Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. The index is unmanaged and investments cannot be made in an index.

6 Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 35% of the total market capitalization of the Russell 1000® Index. The index is unmanaged and investments cannot be made in an index.

7 Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 1000® Index, which represents approximately 65% of the total market capitalization of the Russell 1000® Index. The index is unmanaged and investments cannot be made in an index.

8 Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indexes. The index is unmanaged and investments cannot be made in an index.

9 Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes. The index is unmanaged and investments cannot be made in an index.

The best performing sectors during the period as measured by the Russell 3000 ® Index were Energy (up 9.40%), Materials (up 6.75%) and Consumer Staples (up 5.15%). Underperforming sectors included Financials (down 29.29%), Consumer Discretionary (down 23.98%) and Telecommunication Services (down 22.81%).

FUND PERFORMANCE

The most significant positive factor in the fund's performance relative to the Russell Midcap ® Growth was its stock selection in the Industrials sector. Additionally, the fund's stock selection in the Health Care and Information Technology sectors provided moderate contributions to relative performance. The most significant negative factor in the fund's performance relative to the Russell Midcap ® Growth was its underweight in the Energy sector. Additionally, stock selection in the Energy and Materials sectors detracted moderately from relative performance.

Individual stocks contributing to the fund's performance relative to the Russell Midcap ® Growth included: First Solar, Inc., a designer and manufacturer of solar energy technology, Priceline.com Inc., McDermott International, an engineering and construction company, Express Scripts, Inc., a specialty pharmaceutical provider and Foster Wheeler Ltd.

Individual stocks detracting from the fund's performance relative to the Russell Midcap ® Growth included: Apollo Group, Inc., an educational program provider, Tempur-Pedic International Inc., Lear Corporation, Cheniere Energy, Inc., a natural gas pipeline company and Idearc, Inc., a publisher of telephone directories.

GROWTH OF A $25,000 INVESTMENT - INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $25,000 1 in the Federated MDT Mid Cap Growth Fund (Institutional Shares) (the "Fund") from September 15, 2005 (start of performance) to July 31, 2008, compared to the Russell Midcap ® Growth Index (Russell Midcap ® Growth) 2 and the Lipper Mid-Cap Growth Funds Index. 3

Average Annual Total Returns for the Period Ended 7/31/2008
1 Year	(6.22)%
Start of Performance (9/15/2005)	8.43%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The fund's performance assumes the reinvestment of all dividends and distributions. The Russell Midcap ® Growth and Lipper Mid-Cap Growth Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Russell Midcap ® Growth is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the fund's performance. The index is unmanaged and, unlike the fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At July 31, 2008, the Fund's industry composition 1 was as follows:

Industry	Percentage of Total Net Assets
Software Packaged/Custom	6.5%
Commodity Chemicals	6.3%
Biotechnology	5.9%
Miscellaneous Machinery	5.9%
Metal Containers	4.7%
Defense Electronics	4.6%
Miscellaneous Components	4.6%
Multi-Industry Capital Goods	3.8%
Telephone Utility	3.8%
Semiconductor Manufacturing	3.2%
Plastic Containers	3.1%
Toys & Games	2.9%
Internet Services	2.9%
Crude Oil & Gas Production	2.7%
Bituminous Coal	2.6%
Undesignated Consumer Durables	2.6%
Clothing Stores	2.4%
Home Products	2.3%
Undesignated Consumer Staples	2.1%
Undesignated Consumer Cyclicals	1.9%
Defense Aerospace	1.9%
Medical Technology	1.9%
Oil Service, Explore & Drill	1.7%
Book Publishing	1.5%
Beer	1.5%
Electrical Equipment	1.5%
Generic Drugs	1.5%
Oil Well Supply	1.4%
Financial Services	1.4%
Psychiatric Centers	1.3%
Industrial Machinery	1.1%
Computer Services	1.0%
Other [2]	6.7%
Cash Equivalents [3]	6.6%
Other Assets and Liabilities--Net [4]	(5.8)%
TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 For purposes of this table, industry classifications which constitute less than 1.0% of the Fund's total net assets have been aggregated under the designation "Other."

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

July 31, 2008

Shares			Value
		COMMON STOCKS--99.2%
		Advertising--0.4%
1,355		Omnicom Group, Inc.	$57,845
		Agricultural Chemicals--0.2%
132		CF Industries Holdings, Inc.	21,577
		Beer--1.5%
2,827	[1]	Central European Distribution Corp.	206,258
		Biotechnology--5.9%
3,321	[1]	Alexion Pharmaceuticals, Inc.	311,344
3,432	[1]	Cephalon, Inc.	251,085
4,981	[1]	OSI Pharmaceuticals, Inc.	262,150
		TOTAL	824,579
		Bituminous Coal--2.6%
839		Arch Coal, Inc.	47,244
2,251		CONSOL Energy, Inc.	167,452
1,006		Fluor Corp.	81,838
538		Foundation Coal Holdings, Inc.	31,957
451		Massey Energy Co.	33,487
		TOTAL	361,978
		Book Publishing--1.5%
4,742		Wiley (John) & Sons, Inc., Class A	215,002
		Clothing Stores--2.4%
11,282	[1]	Hanesbrands, Inc.	241,886
3,634		Limited Brands, Inc.	59,925
814	[1]	Urban Outfitters, Inc.	26,870
		TOTAL	328,681
		Commodity Chemicals--6.3%
13,651		Celanese Corp.	525,973
4,632		Compass Minerals International, Inc.	350,179
		TOTAL	876,152
		Computer Services--1.0%
227	[1]	Cognizant Technology Solutions Corp.	6,372
2,698	[1]	Fiserv, Inc.	129,018
		TOTAL	135,390
Shares			Value
		COMMON STOCKS--continued
		Computer Stores--0.8%
2,763	[1]	GameStop Corp.	$111,929
		Construction Machinery--0.6%
1,063		Joy Global, Inc.	76,770
		Contracting--0.3%
508	[1]	Jacobs Engineering Group, Inc.	39,289
		Cosmetics & Toiletries--0.2%
558		Avon Products, Inc.	23,659
		Crude Oil & Gas Production--2.7%
913	[1]	Denbury Resources, Inc.	25,692
1,999	[1]	Southwestern Energy Co.	72,584
3,899	[1]	Ultra Petroleum Corp.	278,310
		TOTAL	376,586
		Defense Aerospace--1.9%
282		Goodrich (B.F.) Co.	13,857
6,723	[1]	TransDigm Group, Inc.	247,474
		TOTAL	261,331
		Defense Electronics--4.6%
1,581	[1]	FLIR Systems, Inc.	64,410
5,854		L-3 Communications Holdings, Inc.	577,731
		TOTAL	642,141
		Discount Department Stores--0.4%
1,476		TJX Cos., Inc.	49,756
		Diversified Leisure--0.0%
19	[1]	Bally Technologies, Inc.	604
		Electrical Equipment--1.5%
2,826		AMETEK, Inc.	135,252
1,337	[1]	GrafTech International Ltd.	31,353
930		Hubbell, Inc., Class B	39,209
		TOTAL	205,814
		Electronic Instruments--0.8%
3,308	[1]	Trimble Navigation Ltd.	109,826
		Financial Services--1.4%
971		Equifax, Inc.	34,072
7,022	[1]	Metavante Technologies, Inc.	156,310
		TOTAL	190,382
Shares			Value
		COMMON STOCKS--continued
		Generic Drugs--1.5%
12,100	[1]	Warner Chilcott Ltd., Class A	$204,611
		Home Products--2.3%
8,291		Tupperware Brands Corp.	323,349
		Hospitals--0.6%
13,786	[1]	Tenet Healthcare Corp.	79,821
		Industrial Machinery--1.1%
1,368		Actuant Corp.	41,669
2,101		Dover Corp.	104,273
		TOTAL	145,942
		Internet Services--2.9%
3,559	[1]	Priceline.com, Inc.	409,107
		Jewelry Stores--0.1%
548		Tiffany & Co.	20,709
		Machine Tools--0.2%
306	[1]	Mettler Toledo International, Inc.	32,898
		Major Steel Producer--0.2%
545	[1]	AK Steel Holding Corp.	34,607
		Medical Technology--1.9%
5,583	[1]	St. Jude Medical, Inc.	260,056
		Metal Containers--4.7%
8,953		Ball Corp.	399,125
9,114	[1]	Crown Holdings, Inc.	255,465
		TOTAL	654,590
		Metal Fabrication--0.8%
5,142		Barnes Group, Inc.	116,158
		Miscellaneous Components--4.6%
15,068	[1]	Amkor Technology, Inc.	131,996
10,491		Amphenol Corp., Class A	500,106
		TOTAL	632,102
		Miscellaneous Machinery--5.9%
3,831		Nordson Corp.	270,698
4,356		SPX Corp.	552,254
		TOTAL	822,952
		Multi-Industry Capital Goods--3.8%
7,944		ITT Corp.	531,930
Shares			Value
		COMMON STOCKS--continued
		Natural Gas Production--0.2%
819	[1]	Quicksilver Resources, Inc.	$21,425
		Offshore Driller--0.4%
773		ENSCO International, Inc.	53,445
		Oil Service, Explore & Drill--1.7%
4,197	[1]	Continental Resources, Inc.	239,733
		Oil Well Supply--1.4%
3,087	[1]	Dresser-Rand Group, Inc.	117,615
1,201	[1]	FMC Technologies, Inc.	74,198
		TOTAL	191,813
		Other Communications Equipment--0.1%
252		Harris Corp.	12,134
		Plastic Containers--3.1%
10,194	[1]	Owens-Illinois, Inc.	430,594
		Psychiatric Centers--1.3%
5,070	[1]	Psychiatric Solutions, Inc.	177,551
		Semiconductor Manufacturing--3.2%
21,547		National Semiconductor Corp.	451,410
		Software Packaged/Custom--6.5%
3,201	[1]	Ansys, Inc.	146,862
24,598		CA, Inc.	586,908
6,063	[1]	Solera Holdings, Inc.	175,766
		TOTAL	909,536
		Specialty Chemicals--0.4%
967		Airgas, Inc.	55,390
		Telephone Utility--3.8%
11,484		Embarq Corp.	525,623
		Toys & Games--2.9%
11,804	[1]	Marvel Entertainment, Inc.	409,599
		Undesignated Consumer Cyclicals--1.9%
1,520		DeVRY, Inc.	86,351
2,057	[1]	ITT Educational Services, Inc.	182,209
		TOTAL	268,560
		Undesignated Consumer Durables--2.6%
3,406		Walter Industries, Inc.	357,187
		Undesignated Consumer Staples--2.1%
12,048		Block (H&R), Inc.	293,128
		TOTAL COMMON STOCKS (IDENTIFIED COST $13,671,553)	13,781,509
Shares			Value
		MUTUAL FUND--6.6%
909,461	[2,3]	Prime Value Obligations Fund, Institutional Shares, 2.58% (AT NET ASSET VALUE)	$909,461
		TOTAL INVESTMENTS--105.8% (IDENTIFIED COST $14,581,014) [4]	14,690,970
		OTHER ASSETS AND LIABILITIES - NET--(5.8)% [5]	(804,904)
		TOTAL NET ASSETS--100%	$13,886,066

1 Non-income producing security.

2 Affiliated company.

3 7-Day net yield.

4 The cost of investments for federal tax purposes amount to $14,613,146.

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2008.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

July 31, 2008

Assets:
Total investments in securities, at value including $909,461 of investments in an affiliated issuer (Note 5) (identified cost $14,581,014)		$14,690,970
Income receivable		472
Receivable for investments sold		209,558
Receivable for shares sold		25,461
TOTAL ASSETS		14,926,461
Liabilities:
Payable for investments purchased	$963,560
Payable for auditing fees	21,200
Payable for distribution services fee (Note 5)	583
Payable for shareholder services fee (Note 5)	7,087
Accrued expenses	47,965
TOTAL LIABILITIES		1,040,395
Net assets for 1,148,085 shares outstanding		$13,886,066
Net Assets Consist of:
Paid-in capital		$14,599,206
Net unrealized appreciation of investments		109,956
Accumulated net realized loss on investments		(823,096)
TOTAL NET ASSETS		$13,886,066
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($2,735,192 ÷ 224,615 shares outstanding), no par value, unlimited shares authorized		$12.18
Offering price per share		$12.18
Redemption proceeds per share		$12.18
Class A Shares:
Net asset value per share ($10,241,596 ÷ 846,650 shares outstanding), no par value, unlimited shares authorized		$12.10
Offering price per share (100/94.50 of $12.10) [1]		$12.80
Redemption proceeds per share		$12.10
Class C Shares:
Net asset value per share ($909,278 ÷ 76,820 shares outstanding), no par value, unlimited shares authorized		$11.84
Offering price per share		$11.84
Redemption proceeds per share (99.00/100 of $11.84) [1]		$11.72

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended July 31, 2008

Investment Income:
Dividends (including $7,502 received from an affiliated issuer) (Note 5)			$78,738
Expenses:
Investment adviser fee (Note 5)		$104,033
Administrative personnel and services fee (Note 5)		230,000
Custodian fees		15,984
Transfer and dividend disbursing agent fees and expenses		48,178
Directors'/Trustees' fees		1,472
Auditing fees		26,700
Legal fees		17,020
Portfolio accounting fees		70,400
Distribution services fee--Class C Shares (Note 5)		4,314
Shareholder services fee--Class A Shares (Note 5)		24,282
Shareholder services fee--Class C Shares (Note 5)		1,350
Share registration costs		58,071
Printing and postage		34,503
Insurance premiums		4,717
Miscellaneous		89
TOTAL EXPENSES		641,113
Waivers and Reimbursements (Note 5):
Waiver/reimbursement of investment adviser fee	$(104,033)
Waiver of administrative personnel and services fee	(44,884)
Reimbursement of other operating expenses	(317,757)
TOTAL WAIVERS AND REIMBURSEMENTS		(466,674)
Net expenses			174,439
Net investment income (loss)			(95,701)
Realized and Unrealized Loss on Investments:
Net realized loss on investments			(815,534)
Net change in unrealized appreciation of investments			(274,204)
Net realized and unrealized loss on investments			(1,089,738)
Change in net assets resulting from operations			$(1,185,439)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended July 31	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(95,701)	$(19,120)
Net realized gain (loss) on investments	(815,534)	127,473
Net change in unrealized appreciation/depreciation of investments	(274,204)	379,049
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(1,185,439)	487,402
Distributions to Shareholders:
Distributions from net realized gain on investments
Institutional Shares	(10,164)	(8,652)
Class A Shares	(99,042)	(8,228)
Class C Shares	(4,334)	(431)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(113,540)	(17,311)
Share Transactions:
Proceeds from sale of shares	9,679,167	7,320,573
Net asset value of shares issued to shareholders in payment of distributions declared	104,453	16,366
Cost of shares redeemed	(1,875,638)	(865,450)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	7,907,982	6,471,489
Redemption fees	--	470
Change in net assets	6,609,003	6,942,050
Net Assets:
Beginning of period	7,277,063	335,013
End of period	$13,886,066	$7,277,063

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

July 31, 2008

1. ORGANIZATION

Federated MDT Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of nine portfolios. The financial statements included herein are only those of Federated MDT Mid Cap Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Institutional Shares, Class A Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The Financial Highlights of the Class A Shares and Class C Shares are presented separately. The primary investment objective of the Fund is long-term capital appreciation.

MDT Mid Cap Growth Fund (the "Predecessor Fund") was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund, which commenced operations on September 15, 2005.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," on August 1, 2007. As of and during the year ended July 31, 2008, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2008, tax years 2006 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the commonwealth of Massachusetts.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended July 31	2008		2007
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	200,619	$2,563,412	71,994	$904,172
Shares issued to shareholders in payment of distributions declared	266	3,799	738	8,505
Shares redeemed	(30,323)	(384,900)	(39,756)	(518,903)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	170,562	$2,182,311	32,976	$393,774

Year Ended July 31	2008		2007
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	447,249	$6,047,252	511,500	$6,300,790
Shares issued to shareholders in payment of distributions declared	6,900	98,193	659	7,566
Shares redeemed	(101,571)	(1,283,471)	(27,853)	(342,042)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	352,578	$4,861,974	484,306	$5,966,314

Year Ended July 31	2008		2007
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	83,860	$1,068,503	9,419	$115,611
Shares issued to shareholders in payment of distributions declared	176	2,461	26	295
Shares redeemed	(16,800)	(207,267)	(384)	(4,505)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	67,236	$863,697	9,061	$111,401
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	590,376	$7,907,982	526,343	$6,471,489

Redemption Fees

Prior to December 11, 2006, the Predecessor Fund imposed a 2.00% redemption fee to shareholders of the Fund's Institutional Shares, Class A Shares and Class C Shares who redeemed shares held for 30 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, were not subject to the redemption fee. All redemption fees were recorded by the Fund as additions to paid-in capital. For the year ended July 31, 2007, the Predecessor Fund incurred redemption fees for the Institutional Shares, Class A Shares and Class C Shares amounted to $194, $262 and $14, respectively.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for net operating loss.

For the year ended July 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(95,847)	$95,701	$146

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2008 and 2007, was as follows:

	2008	2007
Ordinary income [1]	$90,850	$16,615
Long-term capital gains	$22,690	$ 696

1 For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of July 31, 2008, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$77,824
Capital loss carryforwards and deferrals	$(790,964)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At July 31, 2008, the cost of investments for federal tax purposes was $14,613,146. The net unrealized appreciation of investments for federal tax purposes was $77,824. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $690,937 and net unrealized depreciation from investments for those securities having an excess of cost over value of $613,113.

At July 31, 2008, the Fund had a capital loss carryforward of $80,433 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire in 2016.

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of July 31, 2008, for federal income tax purposes, post October losses of $710,531 were deferred to August 1, 2008.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.90% of the Fund's average daily net assets. Under the investment advisory contract, which is subject to annual review by the Trustees, the Adviser will waive all or a portion of the advisory fee and/or reimburse certain operating expenses (excluding interest, taxes and brokerage commissions) in order to contractually limit the Fund's aggregate annual operating expenses to no more than the following annual percentages for each Class of the Fund based on average daily net assets:

Share Class Name	Percentage of Average Daily Net Assets of Class
Institutional Shares	1.80%
Class A Shares	2.05%
Class C Shares	2.80%
The Adviser agreed to keep these contractual limitations in place through December 8, 2008.

In addition, after fulfilling its contractual commitment and subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. For the year ended July 31, 2008, the Adviser waived $103,867 of its fee and reimbursed $317,757 of other operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement (the "Agreement"), provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. During the period from July 15, 2006 through December 8, 2006, the administrator contractually agreed to waive a portion of its fee which it would otherwise be entitled to receive from the Fund under the Agreement. The level of fees payable by the Fund to FAS for the period did not exceed the level of fees which the Fund would have paid during the period to its previous service provider under the previous administrative services contract. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended July 31, 2008, the net fee paid to FAS was 1.601% of average daily net assets of the Fund. FAS waived $44,884 of its fee. The Fund currently accrues the minimum administrative fee; therefore the fee as a percentage of average aggregate daily net assets is greater than the amounts presented in the chart above.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act which became effective December 11, 2006. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%

Prior to December 11, 2006, the Fund incurred distribution expenses according to the following schedule annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class C Shares	1.00%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2008, FSC retained $2,494 of fees paid by the Fund. For the year ended July 31, 2008, the Fund's Class A Shares did not incur a distribution services fee. On November 15, 2007, the Trustees approved an amendment to the Plan to reduce the distribution services fee for the Fund's Class A Shares from 0.25% to 0.05%. The amendment to the Plan became effective for the Fund on March 31, 2008.

Sales Charges

For the year ended July 31, 2008, FSC retained $1,530 in sales charges from the sale of Class A Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

Effective December 11, 2006, the Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended July 31, 2008, FSSC received $178 of fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the Financial Highlights) paid by the Fund's Institutional Shares, Class A Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.24%, 1.49% and 2.24%, respectively, for the fiscal year ending July 31, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2009.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2008, the Adviser reimbursed $166. Transactions with the affiliated company during the year ended July 31, 2008 were as follows:

Affiliate	Balance of Shares Held 7/31/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2008	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	148,403	6,950,379	6,189,321	909,461	$909,461	$7,502

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2008, were as follows:

Purchases	$32,373,528
Sales	$24,726,746

7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of July 31, 2008, there were no outstanding loans. During the year ended July 31, 2008, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of July 31, 2008, there were no outstanding loans. During the year ended July 31, 2008, the program was not utilized.

9. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds and their respective counsel have been defending this litigation and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended July 31, 2008, the amount of long-term capital gains designated by the Fund was $22,690.

For the fiscal year ended July 31, 2008, 11.52% of total ordinary income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended July 31, 2008, 8.78% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES AND SHAREHOLDERS OF FEDERATED MDT MID CAP GROWTH FUND:

We have audited the accompanying statement of assets and liabilities of Federated MDT Mid Cap Growth Fund (the "Fund") (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Mid Cap Growth Fund, a portfolio of Federated MDT Series, at July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
September 17, 2008

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Trust comprised 8 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology at Barry University and Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2006	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Evaluation and Approval of Advisory Contract - May 2008

FEDERATED MDT MID CAP GROWTH FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2008. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds ( e.g. , institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees. He also observed that certain funds may exhibit important differences in their objectives and management techniques when compared to other funds placed in the same peer group by ranking organizations, noting in this connection that the Fund's quantitative investment program is of such a type.

For the one-year period ending December 31, 2007, the Fund's performance was above the median of the relevant peer group. In addition, the Board was informed by the Adviser that, for the same period, the Fund outperformed its benchmark index for the one-year period.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the Fund's most recently completed fiscal year, the Fund's investment advisory fee was waived in its entirety. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual fund are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated MDT Mid Cap Growth Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R858

37327 (9/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated MDT Small Cap Core Fund

Established 2005

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2008

Class A Shares
Class C Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,				Period Ended
	2008		2007	[1]	7/31/2006	[2]
Net Asset Value, Beginning of Period	$13.22		$11.11		$10.00
Income From Investment Operations:
Net investment income (loss)	(0.08	) [3]	(0.10	) [3]	(0.13	) [3]
Net realized and unrealized gain (loss) on investments	(2.22)		2.21		1.24
TOTAL FROM INVESTMENT OPERATIONS	(2.30)		2.11		1.11
Less Distributions:
Distributions from net realized gain on investments	(0.71)		--		--
Net Asset Value, End of Period	$10.21		$13.22		$11.11
Total Return [4]	(18.09)%		18.99%		11.10%

Ratios to Average Net Assets:
Net expenses	1.75%		1.75%		2.01	% [5]
Net investment income (loss)	(0.68)%		(0.77)%		(1.16	)% [5]
Expense waiver/reimbursement [6]	3.85%		7.96%		9.41	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$2,623		$2,414		$324
Portfolio turnover	243%		237%		209%

1 The MDT Small Cap Core Fund (the "Predecessor Fund") was reorganized into Federated MDT Small Cap Core Fund (the "Fund") as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,				Period Ended
	2008		2007	[1]	7/31/2006	[2]
Net Asset Value, Beginning of Period	$13.04		$11.05		$10.00
Income From Investment Operations:
Net investment income (loss)	(0.16	) [3]	(0.19	) [3]	(0.23	) [3]
Net realized and unrealized gain (loss) on investments	(2.18)		2.18		1.28
TOTAL FROM INVESTMENT OPERATIONS	(2.34)		1.99		1.05
Less Distributions:
Distributions from net realized gain on investments	(0.71)		--		--
Net Asset Value, End of Period	$9.99		$13.04		$11.05
Total Return [4]	(18.66)%		18.01%		10.50%

Ratios to Average Net Assets:
Net expenses	2.46%		2.50%		2.76	% [5]
Net investment income (loss)	(1.40)%		(1.52)%		(1.91	)% [5]
Expense waiver/reimbursement [6]	3.90%		8.63%		9.41	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$2,759		$3,299		$1,505
Portfolio turnover	243%		237%		209%

1 The Predecessor Fund was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2008 to July 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 2/1/2008	Ending Account Value 7/31/2008	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$ 958.70	$ 8.52
Class C Shares	$1,000	$ 954.20	$11.86
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,016.16	$ 8.77
Class C Shares	$1,000	$1,012.73	$12.21

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.75%
Class C Shares	2.44%

Management's Discussion of Fund Performance

The fund's total return at net asset value for the fiscal year ended July 31, 2008 was (18.09)% for Class A Shares and (18.66)% for Class C Shares. The total return of the Russell 2000 ® Index (Russell 2000 ® ) was (6.71)% for the same period. 1 The total return of the Lipper Small-Cap Core Funds Index was (8.48)% for the same period. 2 The fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Russell index.

1 The Russell 2000 measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The index is unmanaged and investments cannot be made directly in an index.

2 Lipper Indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

MARKET OVERVIEW

Over the 12-month period ending July 31, 2008 domestic equity markets performed poorly in response to ongoing housing market deterioration, credit market distress and general economic weakness. The Russell 3000 ® Index, 3 which represents the performance of the 3,000 largest U.S. companies by market capitalization, finished the period down 10.32%. Small cap stocks 4 had the best relative results as demonstrated by the (6.71)% return on the Russell 2000, ® which exceeded the (10.10)% and (10.81)% results for the Russell Midcap ® Index 5 and the Russell Top 200 ® Index, 6 respectively. Growth stocks significantly outperformed value stocks during the year, with the Russell 3000 ® Growth Index 7 returning (6.11)% as compared to (14.75)% for the Russell 3000 Value ® Index. 8

3 The Russell 3000 Index offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index is unmanaged and investments cannot be made directly in an index.

4 Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

5 The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 31% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and investments cannot be made directly in an index.

6 The Russell Top 200 Index measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 69% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and investments cannot be made directly in an index.

7 The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The index is unmanaged and investments cannot be made directly in an index.

8 The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The index is unmanaged and investments cannot be made directly in an index.

The best performing sectors during the period, as measured by the Russell 3000 ® Index, were Energy (up 9.40%), Materials (up 6.75%) and Consumer Staples (up 5.15%). Underperforming sectors included Financials (down 29.29%), Consumer Discretionary (down 23.98%) and Telecommunication Services (down 22.81%).

FUND PERFORMANCE

The most significant positive factor in the fund's performance relative to the Russell 2000 ® was its overweight in the Energy sector. Additionally, stock selection in the Consumer Discretionary and Materials sectors contributed modestly. The most significant negative factor in the fund's performance relative to the Russell 2000 ® was its stock selection in the Financials and Energy sectors. Additionally, stock selection in the Industrials sector and an overweight in the Consumer Discretionary sector detracted moderately.

Individual stocks contributing to the fund's performance relative to the Russell 2000 ® included: Priceline.com, Inc., GrafTech International Ltd., a developer and manufacturer of graphite and carbon materials, Walter Industries, Inc., a producer of high quality metallurgical coal and natural gas, Compass Minerals International, Inc., and Flir Systems, Inc., a designer and manufacturer of thermal imaging systems.

Individual stocks detracting from the fund's performance relative to the Russell 2000 ® included: Crocs, Inc., Tempur-Pedic International, Inc., Perini Corporation, a general contracting and construction firm, Landamerica Financial Group, an insurance underwriter and Alon USA Energy, Inc.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated MDT Small Cap Core Fund (Class A Shares) (the "Fund") from September 15, 2005 (start of performance) to July 31, 2008, compared to the Russell 2000 ® Index 2 and the Lipper Small-Cap Core Funds Index. 3

Average Annual Total Returns for the Period Ended 7/31/2008
1 Year	(22.59)%
Start of Performance (9/15/2005)	0.81%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000® Index and the Lipper Small-Cap Core Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Russell 2000® Index is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper Indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. Lipper figures do not reflect sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated MDT Small Cap Core Fund (Class C Shares) (the "Fund") from September 15, 2005 (start of performance) to July 31, 2008, compared to the Russell 2000 ® Index 2 and the Lipper Small-Cap Core Funds Index. 3

Average Annual Total Returns for the Period Ended 7/31/2008
1 Year	(19.43)%
Start of Performance (9/15/2005)	2.07%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 1.00%, as applicable.

1 Represents a hypothetical investment of $10,000 in the fund. The maximum CDSC is 1.00% on any redemptions less than one year from the purchase date. The fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000® Index and the Lipper Small-Cap Core Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Russell 2000® Index is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper Indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. Lipper figures do not reflect sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At July 31, 2008, the Fund's industry composition 1 was as follows:

Industry	Percentage of Total Net Assets
Clothing Stores	6.2%
Regional Bank	5.3%
Undesignated Consumer Cyclicals	4.1%
Electrical Equipment	4.0%
Oil Well Supply	4.0%
Property Liability Insurance	3.5%
Apparel	3.4%
Restaurant	3.3%
Oil Service, Explore & Drill	3.1%
Shoes	3.0%
Commodity Chemicals	2.6%
Securities Brokerage	2.4%
Other Communications Equipment	2.2%
Multi-Line Insurance	2.2%
Mini-Mill Producer	2.1%
Home Health Care	1.8%
Savings and Loan	1.8%
Defense Electronics	1.6%
Printed Circuit Boards	1.6%
Metal Fabrication	1.5%
Specialty Chemicals	1.5%
Contracting	1.4%
Auto Original Equipment Manufacturers	1.3%
Crude Oil & Gas Production	1.3%
Multi-Industry Capital Goods	1.3%
Psychiatric Centers	1.3%
Software Packaged/Custom	1.3%
Office Furniture	1.2%
Miscellaneous Machinery	1.2%
Telecommunication Equipment & Services	1.2%
Computer Services	1.1%
Industry	Percentage of Total Net Assets
Special Machinery	1.1%
Electronic Instruments	1.1%
Computer Networking	1.0%
Paper Products	1.0%
Financial Services	1.0%
Industrial Machinery	1.0%
Other [2]	19.2%
Cash Equivalents [3]	1.2%
Other Assets and Liabilities--Net [4]	(0.4)%
TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 For purposes of this table, industry classifications which constitute less than 1.0% of the Fund's total net assets have been aggregated under the designation "Other."

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

July 31, 2008

Shares			Value
		COMMON STOCKS--99.2%
		Airline - National--0.4%
1,108	[1]	Atlas Air Worldwide Holdings, Inc.	$53,328
		Airline - Regional--0.1%
1,179		SkyWest, Inc.	17,944
		Aluminum--0.8%
2,326		Kaiser Aluminum Corp.	122,696
		Apparel--3.4%
493		Jones Apparel Group, Inc.	8,253
3,310		Liz Claiborne, Inc.	43,262
919	[1]	Maidenform Brands, Inc.	14,070
12,408	[1]	Quiksilver, Inc.	95,169
1,804	[1]	Volcom, Inc.	32,364
7,823	[1]	Warnaco Group, Inc.	328,175
		TOTAL	521,293
		Auto Original Equipment Manufacturers--1.3%
5,171		American Axle & Manufacturing Holdings, Inc.	30,405
1,711	[1]	Fuel Systems Solutions, Inc.	64,026
2,221	[1]	Stoneridge, Inc.	29,251
1,978		Sun Hydraulics Corp.	81,494
		TOTAL	205,176
		Biotechnology--0.7%
2,574	[1]	Martek Biosciences Corp.	96,808
961	[1]	Momenta Pharmaceuticals, Inc.	15,933
		TOTAL	112,741
		Bituminous Coal--0.3%
4,264	[1]	International Coal Group, Inc.	44,644
		Building Materials--0.1%
722		Apogee Enterprises, Inc.	12,476
		Cement--0.3%
1,250	[1]	Astec Industries, Inc.	39,900
		Clothing Stores--6.2%
7,099		Buckle, Inc.	365,386
2,978		Cato Corp., Class A	53,276
6,899	[1]	Children's Place Retail Stores, Inc.	262,507
Shares			Value
		COMMON STOCKS--continued
		Clothing Stores--continued
9,617	[1]	Fossil, Inc.	$257,543
634	[1]	Jos A. Bank Clothiers, Inc.	14,202
		TOTAL	952,914
		Commodity Chemicals--2.6%
5,225		Compass Minerals International, Inc.	395,010
		Computer Networking--1.0%
6,747	[1]	Avocent Corp.	160,444
		Computer Services--1.1%
5,535	[1]	Synnex Corp.	129,298
1,277		Syntel, Inc.	42,077
		TOTAL	171,375
		Construction Machinery--0.7%
2,985	[1]	NCI Building System, Inc.	111,818
		Contracting--1.4%
2,960		Comfort Systems USA, Inc.	39,250
6,484	[1]	Perini Corp.	177,402
		TOTAL	216,652
		Crude Oil & Gas Production--1.3%
1,223	[1]	Bill Barrett Corp.	50,314
3,662	[1]	EXCO Resources, Inc.	95,395
1,074	[1]	Petroleum Development Corp.	59,403
		TOTAL	205,112
		Defense Aerospace--0.5%
2,469	[1]	AAR Corp.	42,442
739		Triumph Group, Inc.	39,137
		TOTAL	81,579
		Defense Electronics--1.6%
6,216	[1]	FLIR Systems, Inc.	253,240
		Diversified Leisure--0.7%
2,107	[1]	Bally Technologies, Inc.	66,982
1,123	[1]	Life Time Fitness, Inc.	33,454
		TOTAL	100,436
		Electric & Electrical Original Equipment Manufacturers--0.1%
293	[1]	Energy Conversion Devices, Inc.	20,489
		Electric Utility--0.2%
1,180	[1]	El Paso Electric Co.	24,379
Shares			Value
		COMMON STOCKS--continued
		Electrical - Radio & TV--0.2%
1,407	[1]	Universal Electronics, Inc.	$31,967
		Electrical Equipment--4.0%
1,411		Encore Wire Corp.	25,723
15,503	[1]	GrafTech International Ltd.	363,545
4,613		Robbins & Myers, Inc.	234,202
		TOTAL	623,470
		Electronic Components--0.2%
2,049	[1]	Volterra Semiconductor Corp.	33,604
		Electronic Instruments--1.1%
629	[1]	Axsys Technologies, Inc.	46,194
4,218	[1]	Cogent, Inc.	42,770
2,996	[1]	Cymer, Inc.	79,364
		TOTAL	168,328
		Financial Services--1.0%
1,637	[1]	America's Car-Mart, Inc.	32,609
5,670		Deluxe Corp.	81,081
1,567		Heartland Payment Systems, Inc.	36,057
		TOTAL	149,747
		Food Wholesaling--0.5%
1,878		Nash Finch Co.	74,125
		Furniture--0.0%
246		Ethan Allen Interiors, Inc.	6,175
		Home Health Care--1.8%
4,355	[1]	Amedisys, Inc.	279,243
		Home Products--0.6%
2,436		Tupperware Brands Corp.	95,004
		Hotels and Motels--0.3%
4,847	[1]	Boyd Gaming Corp.	48,373
		Industrial Machinery--1.0%
1,367		Valmont Industries, Inc.	146,146
		Insurance Brokerage--0.7%
4,338		AmTrust Financial Services, Inc.	63,205
2,063		Employers Holdings, Inc.	36,763
		TOTAL	99,968
Shares			Value
		COMMON STOCKS--continued
		Internet Services--0.2%
1,792	[1]	Overstock.com, Inc.	$31,826
		Life Insurance--0.1%
1,983		Phoenix Cos., Inc.	19,295
		Long-Term Care Centers--0.3%
1,449	[1]	Kindred Healthcare, Inc.	39,080
		Machine Tools--0.5%
1,616	[1]	AZZ, Inc.	73,964
202	[1]	Hurco Co., Inc.	5,894
		TOTAL	79,858
		Machined Parts Original Equipment Manufacturers--0.0%
1		Applied Industrial Technologies, Inc.	27
		Maritime--0.4%
2,660		TAL International Group, Inc.	67,298
		Medical Supplies--0.9%
309	[1]	ICU Medical, Inc.	8,785
1,053	[1]	Kensey Nash Corp.	36,571
963	[1]	Merit Medical Systems, Inc.	19,462
1,668		West Pharmaceutical Services, Inc.	76,595
		TOTAL	141,413
		Medical Technology--0.1%
706	[1]	Zoll Medical Corp.	22,239
		Metal Containers--0.8%
2,139		Greif, Inc., Class A	130,137
		Metal Fabrication--1.5%
3,247		CIRCOR International, Inc.	193,391
1,372	[1]	Ladish Co., Inc.	27,166
507		Mueller Industries, Inc.	13,015
		TOTAL	233,572
		Mini-Mill Producer--2.1%
3,630		Schnitzer Steel Industries, Inc., Class A	327,571
		Miscellaneous Components--0.2%
3,061	[1]	Applied Micro Circuits Corp.	23,753
		Miscellaneous Food Products--0.8%
2,637	[1]	Fresh Del Monte Produce, Inc.	55,588
1,423		The Anderson's, Inc.	64,675
		TOTAL	120,263
Shares			Value
		COMMON STOCKS--continued
		Miscellaneous Machinery--1.2%
4,951		Briggs & Stratton Corp.	$67,036
259		Graham Corp.	23,051
1,332		Nordson Corp.	94,119
		TOTAL	184,206
		Multi-Industry Capital Goods--1.3%
4,329	[1]	Ceradyne, Inc.	200,649
		Multi-Line Insurance--2.2%
2,386		FBL Financial Group, Inc., Class A	49,748
779	[1]	FPIC Insurance Group, Inc.	38,911
1,794		Harleysville Group, Inc.	63,920
2,203		Tower Group, Inc.	50,184
3,967		Zenith National Insurance Corp.	136,504
		TOTAL	339,267
		Newspaper Publishing--0.5%
7,498		Belo (A.H.) Corp., Series A	50,911
3,988		Lee Enterprises, Inc.	12,044
4,672		McClatchy Co., Class A	19,949
		TOTAL	82,904
		Office Furniture--1.2%
7,109		Miller Herman, Inc.	185,829
		Office Supplies--0.1%
1,949	[1]	Acco Brands Corp.	16,703
		Offshore Driller--0.2%
788	[1]	Hornbeck Offshore Services, Inc.	35,129
		Oil Refiner--0.3%
5,773		Alon USA Energy, Inc.	49,532
		Oil Service, Explore & Drill--3.1%
2,487	[1]	Brigham Exploration Co.	34,818
9,544	[1]	Complete Production Services, Inc.	303,881
2,867	[1]	Gulfmark Offshore, Inc.	143,866
		TOTAL	482,565
		Oil Well Supply--4.0%
2,147		Gulf Island Fabrication, Inc.	95,219
1,209		Lufkin Industries, Inc.	107,843
6,167	[1]	Oil States International, Inc.	338,445
4,644		RPC, Inc.	79,830
		TOTAL	621,337
Shares			Value
		COMMON STOCKS--continued
		Optical Reading Equipment--0.8%
3,989	[1]	ScanSource, Inc.	$122,422
		Other Communications Equipment--2.2%
17,491	[1]	Skyworks Solutions, Inc.	165,465
11,106	[1]	Syniverse Holdings, Inc.	179,917
		TOTAL	345,382
		Packaged Foods--0.5%
4,961	[1]	Chiquita Brands International	76,151
		Paper Products--1.0%
5,052	[1]	Buckeye Technologies, Inc.	49,257
1,629		Neenah Paper, Inc.	30,430
2,138		Rock-Tenn Co.	76,006
		TOTAL	155,693
		Personal Loans--0.3%
1,508	[1]	World Acceptance Corp.	49,402
		Personnel Agency--0.3%
2,133	[1]	Kenexa Corp.	39,866
		Printed Circuit Boards--1.6%
11,390	[1]	Benchmark Electronics, Inc.	166,750
10,734	[1]	PMC-Sierra, Inc.	77,714
		TOTAL	244,464
		Printing--0.5%
935	[1]	Consolidated Graphics, Inc.	31,323
5,335	[1]	Valassis Communications, Inc.	47,055
		TOTAL	78,378
		Property Liability Insurance--3.5%
1,284		American Physicians Capital, Inc.	63,918
1,944	[1]	CNA Surety Corp.	25,253
1,047	[1]	First Mercury Financial Corp.	16,752
3,470		Horace Mann Educators Corp.	48,094
1,399	[1]	OneBeacon Insurance Group Ltd.	25,322
3,573	[1]	ProAssurance Corp.	174,863
3,580		Selective Insurance Group, Inc.	77,328
1,535		State Auto Financial Corp.	44,377
2,616		United Fire & Casualty Co.	71,077
		TOTAL	546,984
		Psychiatric Centers--1.3%
5,556	[1]	Psychiatric Solutions, Inc.	194,571
Shares			Value
		COMMON STOCKS--continued
		Railroad--0.0%
1		Celadon Group, Inc.	$13
		Recreational Goods--0.2%
1,281	[1]	Steinway Musical Instruments	35,509
		Regional Bank--5.3%
6,185		Cathay Bancorp, Inc.	98,589
4,124		Central Pacific Financial Corp.	45,653
6,021	[1]	Citizens Banking Corp.	20,170
6,031		First Midwest Bancorp, Inc.	123,816
437		FirstMerit Corp.	8,600
5,332		Pacific Capital Bancorp	69,689
3,625		PacWest Bancorp	67,497
533		Park National Corp.	33,382
2,611		Provident Bankshares Corp.	23,760
1,198		Republic Bancorp, Inc.	37,066
1,970		Santander BanCorp	21,631
4,583		Trustmark Corp.	82,769
2,635		UMB Financial Corp.	145,109
919		Whitney Holding Corp.	18,895
966		Wintrust Financial Corp.	19,948
		TOTAL	816,574
		Restaurant--3.3%
1,265	[1]	Buffalo Wild Wings, Inc.	41,656
2,224		CBRL Group, Inc.	53,754
5,891	[1]	CEC Entertainment, Inc.	205,360
2,821		CKE Restaurants, Inc.	34,614
1,256	[1]	Green Mountain Coffee, Inc.	45,656
1,130	[1]	Panera Bread Co.	56,613
3,036	[1]	Red Robin Gourmet Burgers	75,384
		TOTAL	513,037
		Savings and Loan--1.8%
1,953		Dime Community Bancorp, Inc.	32,674
1,690		Flushing Financial Corp.	29,795
1,716		Northwest Bancorp, Inc.	44,530
555		WSFS Financial Corp.	30,220
7,141		Webster Financial Corp. Waterbury	141,820
		TOTAL	279,039
Shares			Value
		COMMON STOCKS--continued
		Securities Brokerage--2.4%
6,025	[1]	Fcstone Group, Inc.	$116,041
8,942	[1]	Interactive Brokers Group, Inc., Class A	250,913
		TOTAL	366,954
		Semiconductor Manufacturing Equipment--0.2%
2,164	[1]	IXYS Corp.	26,487
		Shoes--3.0%
2,383	[1]	Deckers Outdoor Corp.	269,303
5,191	[1]	Genesco, Inc.	152,615
2,097	[1]	Skechers USA, Inc., Class A	39,633
		TOTAL	461,551
		Software Packaged/Custom--1.3%
1,253	[1]	Advent Software, Inc.	54,556
3,115	[1]	CSG Systems International, Inc.	55,260
913	[1]	Websense, Inc.	19,054
5,586	[1]	Wind River Systems, Inc.	65,524
		TOTAL	194,394
		Specialty Chemicals--1.5%
3,434		Koppers Holdings, Inc.	148,383
2,502	[1]	OM Group, Inc.	84,067
		TOTAL	232,450
		Specialty Machinery--1.1%
1,752		Cascade Corp.	76,878
2,028	[1]	Gardner Denver, Inc.	92,477
		TOTAL	169,355
		Specialty Retailing--0.8%
1,733		Asbury Automotive Group, Inc.	17,174
3,502	[1]	Jo-Ann Stores, Inc.	76,939
1,467		Lithia Motors, Inc., Class A	6,822
1,805	[1]	Rush Enterprises, Inc.	20,378
758		Sonic Automotive, Inc.	7,633
		TOTAL	128,946
		Telecommunication Equipment & Services--1.2%
6,818	[1]	ADC Telecommunications, Inc.	64,498
1,884	[1]	Echostar Holding Corp.	60,269
2,412	[1]	ViaSat, Inc.	55,548
		TOTAL	180,315
Shares			Value
		COMMON STOCKS--continued
		Toys & Games--0.9%
6,124	[1]	JAKKS Pacific, Inc.	$134,606
		Trucking--0.5%
4,204	[1]	YRC Worldwide, Inc.	71,048
		Undesignated Consumer Cyclicals--4.1%
603	[1]	American Public Education, Inc.	27,394
1,197	[1]	CoStar Group, Inc.	59,718
4,990	[1]	Navigant Consulting, Inc.	92,215
2,937	[1]	Parexel International Corp.	85,848
10,959	[1]	Rent-A-Center, Inc.	232,331
2,957		Speedway Motorsports, Inc.	57,100
4,107	[1]	Sykes Enterprises, Inc.	72,530
		TOTAL	627,136
		Undesignated Consumer Staples--0.2%
821	[1]	USANA, Inc.	27,988
		Undesignated Health--0.6%
5,124	[1]	Healthspring, Inc.	99,662
		Uniforms--0.6%
2,134		Unifirst Corp.	95,539
		TOTAL COMMON STOCKS (IDENTIFIED COST $16,431,537)	15,328,165
		MUTUAL FUND--1.2%
180,688	[2,3]	Prime Value Obligations Fund, Institutional Shares, 2.58% (AT NET ASSET VALUE)	180,688
		TOTAL INVESTMENTS--100.4% (IDENTIFIED COST $16,612,225) [4]	15,508,853
		OTHER ASSETS AND LIABILITIES - NET--(0.4)% [5]	(62,627)
		TOTAL NET ASSETS--100%	$15,446,226

1 Non-income producing security.

2 Affiliated company.

3 7-Day net yield.

4 The cost of investments for federal tax purposes amounts to $16,711,173.

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2008.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

July 31, 2008

Assets:
Total investments in securities, at value including $180,688 of investments in an affiliated issuer (Note 5) (identified cost $16,612,225)		$15,508,853
Income receivable		7,742
Receivable for investments sold		110,821
Receivable for shares sold		14,456
TOTAL ASSETS		15,641,872
Liabilities:
Payable for investments purchased	$117,657
Payable for shares redeemed	5,402
Payable for auditing fees	21,200
Payable for legal fees	5,525
Payable for portfolio accounting fees	5,342
Payable for share registration costs	26,883
Payable for distribution services fee (Note 5)	2,286
Payable for shareholder services fee (Note 5)	1,952
Accrued expenses	9,399
TOTAL LIABILITIES		195,646
Net assets for 1,511,767 shares outstanding		$15,446,226
Net Assets Consist of:
Paid-in capital		$17,577,599
Net unrealized depreciation of investments		(1,103,372)
Accumulated net realized loss on investments		(1,028,001)
TOTAL NET ASSETS		$15,446,226
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($10,064,212 ÷ 978,822 shares outstanding), no par value, unlimited shares authorized		$10.28
Offering price per share		$10.28
Redemption proceeds per share		$10.28
Class A Shares:
Net asset value per share ($2,623,170 ÷ 256,918 shares outstanding), no par value, unlimited shares authorized		$10.21
Offering price per share (100/94.50 of $10.21) [1]		$10.80
Redemption proceeds per share		$10.21
Class C Shares:
Net asset value per share ($2,758,844 ÷ 276,027 shares outstanding), no par value, unlimited shares authorized		$9.99
Offering price per share		$9.99
Redemption proceeds per share (99.00/100 of $9.99) [1]		$9.89

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended July 31, 2008

Investment Income:
Dividends (including $9,815 received from an affiliated issuer) (Note 5)			$140,226
Expenses:
Investment adviser fee (Note 5)		$150,469
Administrative personnel and services fee (Note 5)		230,000
Custodian fees		21,586
Transfer and dividend disbursing agent fees and expenses		52,502
Directors'/Trustees' fees		1,608
Auditing fees		26,700
Legal fees		17,490
Portfolio accounting fees		76,830
Distribution services fee--Class C Shares (Note 5)		23,020
Shareholder services fee--Class A Shares (Note 5)		6,670
Shareholder services fee--Class C Shares (Note 5)		6,599
Share registration costs		59,259
Printing and postage		35,092
Insurance premiums		4,723
Miscellaneous		3,260
TOTAL EXPENSES		715,808
Waivers and Reimbursements (Note 5):
Waiver/reimbursement of investment adviser fee	$(150,469)
Waiver of administrative personnel and services fee	(44,869)
Reimbursement of other operating expenses	(287,827)
TOTAL WAIVERS AND REIMBURSEMENTS		(483,165)
Net expenses			232,643
Net investment income (loss)			(92,417)
Realized and Unrealized Loss on Investments:
Net realized loss on investments			(968,490)
Net change in unrealized appreciation of investments			(1,160,449)
Net realized and unrealized loss on investments			(2,128,939)
Change in net assets resulting from operations			$(2,221,356)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended July 31	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(92,417)	$(55,417)
Net realized gain (loss) on investments	(968,490)	658,018
Net change in unrealized appreciation/depreciation of investments	(1,160,449)	108,637
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(2,221,356)	711,238
Distributions to Shareholders:
Distributions from net realized gain on investments
Institutional Shares	(217,102)	--
Class A Shares	(164,846)	--
Class C Shares	(186,389)	--
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(568,337)	--
Share Transactions:
Proceeds from sale of shares	11,231,271	7,293,553
Net asset value of shares issued to shareholders in payment of distributions declared	289,237	--
Cost of shares redeemed	(2,591,978)	(1,310,780)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	8,928,530	5,982,773
Change in net assets	6,138,837	6,694,011
Net Assets:
Beginning of period	9,307,389	2,613,378
End of period	$15,446,226	$9,307,389

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

July 31, 2008

1. ORGANIZATION

Federated MDT Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of nine portfolios. The financial statements included herein are only those of Federated MDT Small Cap Core Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Institutional Shares, Class A Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The Financial Highlights of the Institutional Shares are presented separately. The primary investment objective of the Fund is long-term capital appreciation.

MDT Small Cap Core Fund (the "Predecessor Fund") was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund, which commenced operations on September 15, 2005.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," on August 1, 2007. As of and during the year ended July 31, 2008, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2008, tax years 2006 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the commonwealth of Massachusetts.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended July 31	2008		2007
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	775,627	$8,473,003	261,010	$3,371,221
Shares issued to shareholders in payment of distributions declared	5,282	62,326	--	--
Shares redeemed	(72,893)	(839,798)	(60,527)	(814,585)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	708,016	$7,695,531	200,483	$2,556,636

Year Ended July 31	2008		2007
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	127,938	$1,534,598	169,060	$2,127,392
Shares issued to shareholders in payment of distributions declared	12,340	144,868	--	--
Shares redeemed	(65,972)	(737,190)	(15,640)	(196,596)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	74,306	$942,276	153,420	$1,930,796

Year Ended July 31	2008		2007
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	103,368	$1,223,670	141,475	$1,794,940
Shares issued to shareholders in payment of distributions declared	7,110	82,043	--	--
Shares redeemed	(87,328)	(1,014,990)	(24,800)	(299,599)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	23,150	$290,723	116,675	$1,495,341
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	805,472	$8,928,530	470,578	$5,982,773

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for net operating loss.

For the year ended July 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(71,841)	$92,417	$(20,576)

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the year ended July 31, 2008, was as follows:

Ordinary income [1]	$508,584
Long-term capital gains	$ 59,753

1 For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of July 31, 2008, the components of distributable earnings on a tax basis were as follows:

Net unrealized depreciation	$(1,202,320)
Capital loss deferrals	$(929,053)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At July 31, 2008, the cost of investments for federal tax purposes was $16,711,173. The net unrealized depreciation of investments for federal tax purposes was $1,202,320. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $1,037,940 and net unrealized depreciation from investments for those securities having an excess of cost over value of $2,240,260.

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of July 31, 2008, for federal income tax purposes, post October losses of $929,053 were deferred to August 1, 2008.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.15% of the Fund's average daily net assets. Prior to December 8, 2006, the Adviser received an annual investment adviser fee equal to 1.25% of the Fund's average daily net assets. Under the investment advisory contract, which is subject to annual review by the Trustees, the Adviser will waive all or a portion of the advisory fee and/or reimburse certain operating expenses (excluding interest, taxes and brokerage commissions) in order to contractually limit the Fund's aggregate annual operating expenses to no more than the following annual percentages for each Class of the Fund based on average daily net assets:

Share Class Name	Percentage of Average Daily Net Assets of Class
Institutional Shares	1.80%
Class A Shares	2.05%
Class C Shares	2.80%

The Adviser agreed to keep these contractual limitations in place through December 8, 2008.

In addition, after fulfilling its contractual commitment and subject to the terms described in the Expense Limitation note, the Adviser may also voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. For the year ended July 31, 2008, the Adviser waived $150,261 of its fee and reimbursed $287,827 of other operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement (the "Agreement"), provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. During the period from July 15, 2006 through December 8, 2006, the administrator contractually agreed to waive a portion of its fee which it would otherwise be entitled to receive from the Fund under the Agreement. The level of fees payable by the Fund to FAS for the period did not exceed the level of fees which the Fund would have paid during the period to its previous service provider under the previous administrative services contract. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended July 31, 2008, the net fee paid to FAS was 1.415% of average daily net assets of the Fund. FAS waived $44,869 of its fee. The Fund currently accrues the minimum administrative fee; therefore the fee as a percentage of average aggregate daily net assets is greater than the amounts presented in the chart above.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act which became effective on December 11, 2006. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%

Prior to December 11, 2006, the Fund incurred distribution expenses according to the following schedule annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets
Class A Shares	0.25%
Class C Shares	1.00%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2008, FSC retained $8,245 of fees paid by the Fund. For the year ended July 31, 2008, the Fund's Class A Shares did not incur a distribution services fee. On November 15, 2007, the Trustees approved an amendment to the Plan to reduce the distribution services fee for the Fund's Class A Shares from 0.25% to 0.05%. The amendment to the Plan became effective for the Fund on March 31, 2008.

Sales Charges

For the year ended July 31, 2008, FSC retained $1,666 in sales charges from the sale of Class A Shares. FSC also retained $520 of contingent deferred sales charges relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares, to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended July 31, 2008, FSSC received $165 of fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Institutional Shares, Class A Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.49%, 1.74% and 2.49%, respectively, for the fiscal year ending July 31, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2009.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2008, the Adviser reimbursed $208. Transactions with the affiliated company during the year ended July 31, 2008 were as follows:

Affiliate	Balance of Shares Held 7/31/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2008	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	166,831	9,856,539	9,842,682	180,688	$180,688	$9,815

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2008, were as follows:

Purchases	$39,589,382
Sales	$31,353,585

7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of July 31, 2008, there were no outstanding loans. During the year ended July 31, 2008, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of July 31, 2008, there were no outstanding loans. During the year ended July 31, 2008, the program was not utilized.

9. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended July 31, 2008, the amount of long-term capital gains designated by the Fund was $59,753.

For the fiscal year ended July 31, 2008, 9.61% of total ordinary income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended July 31, 2008, 9.92% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES AND SHAREHOLDERS OF FEDERATED MDT SMALL CAP CORE FUND:

We have audited the accompanying statement of assets and liabilities of Federated MDT Small Cap Core Fund (the "Fund") (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Small Cap Core Fund, a portfolio of Federated MDT Series, at July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
September 17, 2008

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Trust comprised 8 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology at Barry University and Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2006	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Evaluation and Approval of Advisory
Contract - May 2008

FEDERATED MDT SMALL CAP CORE FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2008. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees. He also observed that certain funds may exhibit important differences in their objectives and management techniques when compared to other funds placed in the same peer group by ranking organizations, noting in this connection that the Fund's quantitative investment program is of such a type.

For the one-year period ending December 31, 2007, the Fund's performance was above the median of the relevant peer group. In addition, the Board was informed by the Adviser that, for the same period, the Fund outperformed its benchmark index for the one-year period.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the Fund's most recently completed fiscal year, the Fund's investment advisory fee was waived in its entirety. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated MDT Small Cap Core Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R817
Cusip 31421R791

37328 (9/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated MDT Small Cap
Core Fund

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2008

Institutional Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,				Period Ended
	2008		2007	[1]	7/31/2006	[2]
Net Asset Value, Beginning of Period	$13.28		$11.14		$10.00
Income From Investment Operations:
Net investment income (loss)	(0.05	) [3]	(0.07	) [3]	(0.10	) [3]
Net realized and unrealized gain (loss) on investments	(2.24)		2.21		1.24
TOTAL FROM INVESTMENT OPERATIONS	(2.29)		2.14		1.14
Less Distributions:
Distributions from net realized gain on investments	(0.71)		--		--
Net Asset Value, End of Period	$10.28		$13.28		$11.14
Total Return [4]	(17.92)%		19.21%		11.40%

Ratios to Average Net Assets:
Net expenses	1.50%		1.50%		1.76	% [5]
Net investment income (loss)	(0.43)%		(0.51)%		(0.91	)% [5]
Expense waiver/reimbursement [6]	3.55%		8.14%		9.41	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$10,064		$3,595		$784
Portfolio turnover	243%		237%		209%

1 MDT Small Cap Core Fund (the "Predecessor Fund") was reorganized into Federated MDT Small Cap Core Fund (the "Fund") as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2008 to July 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 2/1/2008	Ending Account Value 7/31/2008	Expenses Paid During Period [1]
Actual	$1,000	$ 959.00	$7.31
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,017.40	$7.52

1 Expenses are equal to the Fund's annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half-year period).

Management's Discussion of Fund Performance

The fund's total return at net asset value for the fiscal year ended July 31, 2008 was (17.92)% for Institutional Shares. The total return of the Russell 2000 ® Index (Russell 2000 ® ) was (6.71)% for the same period. 1 The total return of the Lipper Small-Cap Core Funds Index was (8.48)% for the same period. 2 The fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Russell index.

1 The Russell 2000 measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The index is unmanaged and investments cannot be made directly in an index.

2 Lipper Indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

MARKET OVERVIEW

Over the twelve month period ending July 31, 2008 domestic equity markets performed poorly in response to ongoing housing market deterioration, credit market distress and general economic weakness. The Russell 3000 ® Index, 3 which represents the performance of the 3,000 largest U.S. companies by market capitalization, finished the period down 10.32%. Small cap stocks 4 had the best relative results as demonstrated by the (6.71)% return on the Russell 2000 ® , which exceeded the (10.10)% and (10.81)% results for the Russell Midcap ® Index 5 and the Russell Top 200 ® Index, 6 respectively. Growth stocks significantly outperformed value stocks during the year, with the Russell 3000 ® Growth Index 7 returning (6.11)% as compared to (14.75)% for the Russell 3000 Value ® Index. 8

The best performing sectors during the period, as measured by the Russell 3000 ® Index, were Energy (up 9.40%), Materials (up 6.75%) and Consumer Staples (up 5.15%). Underperforming sectors included Financials (down 29.29%), Consumer Discretionary (down 23.98%) and Telecommunication Services (down 22.81%).

3 The Russell 3000 Index offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index is unmanaged and investments cannot be made directly in an index.

4 Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

5 The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 31% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and investments cannot be made directly in an index.

6 The Russell Top 200 Index measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 69% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and investments cannot be made directly in an index.

7 The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The index is unmanaged and investments cannot be made directly in an index.

8 The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The index is unmanaged and investments cannot be made directly in an index.

FUND PERFORMANCE

The most significant positive factor in the fund's performance relative to the Russell 2000 ® was its overweight in the Energy sector. Additionally, stock selection in the Consumer Discretionary and Materials sectors contributed modestly. The most significant negative factor in the fund's performance relative to the Russell 2000 ® was its stock selection in the Financials and Energy sectors. Additionally, stock selection in the Industrials sector and an overweight in the Consumer Discretionary sector detracted moderately.

Individual stocks contributing to the fund's performance relative to the Russell 2000 ® included: Priceline.com, Inc., GrafTech International Ltd., a developer and manufacturer of graphite and carbon materials, Walter Industries, Inc., a producer of high quality metallurgical coal and natural gas, Compass Minerals International, Inc. and Flir Systems, Inc., a designer and manufacturer of thermal imaging systems.

Individual stocks detracting from the fund's performance relative to the Russell 2000 ® included: Crocs, Inc., Tempur-Pedic International, Inc., Perini Corporation, a general contracting and construction firm, Landamerica Financial Group, an insurance underwriter, and Alon USA Energy, Inc.

GROWTH OF A $25,000 INVESTMENT - INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $25,000 1 in the Federated MDT Small Cap Core Fund (Institutional Shares) (the "Fund") from September 15, 2005 (start of performance) to July 31, 2008, compared to the Russell 2000 ® Index 2 and the Lipper Small-Cap Core Funds Index. 3

Average Annual Total Returns for the Period Ended 7/31/2008
1 Year	(17.92)%
Start of Performance (9/15/2005)	3.04%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $25,000 in the fund. The fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000 ® Index and the Lipper Small-Cap Core Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Russell 2000 ® Index is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the fund's performance. The index is unmanaged and, unlike the fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper Indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. Lipper figures do not reflect sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At July 31, 2008, the Fund's industry composition 1 was as follows:

Industry	Percentage of Total Net Assets
Clothing Stores	6.2%
Regional Bank	5.3%
Undesignated Consumer Cyclicals	4.1%
Electrical Equipment	4.0%
Oil Well Supply	4.0%
Property Liability Insurance	3.5%
Apparel	3.4%
Restaurant	3.3%
Oil Service, Explore & Drill	3.1%
Shoes	3.0%
Commodity Chemicals	2.6%
Securities Brokerage	2.4%
Other Communications Equipment	2.2%
Multi-Line Insurance	2.2%
Mini-Mill Producer	2.1%
Home Health Care	1.8%
Savings and Loan	1.8%
Defense Electronics	1.6%
Printed Circuit Boards	1.6%
Metal Fabrication	1.5%
Specialty Chemicals	1.5%
Contracting	1.4%
Auto Original Equipment Manufacturers	1.3%
Crude Oil & Gas Production	1.3%
Multi-Industry Capital Goods	1.3%
Psychiatric Centers	1.3%
Software Packaged/Custom	1.3%
Office Furniture	1.2%
Miscellaneous Machinery	1.2%
Telecommunication Equipment & Services	1.2%
Computer Services	1.1%
Industry	Percentage of Total Net Assets
Special Machinery	1.1%
Electronic Instruments	1.1%
Computer Networking	1.0%
Paper Products	1.0%
Financial Services	1.0%
Industrial Machinery	1.0%
Other [2]	19.2%
Cash Equivalents [3]	1.2%
Other Assets and Liabilities--Net [4]	(0.4)%
TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 For purposes of this table, industry classifications which constitute less than 1.0% of the Fund's total net assets have been aggregated under the designation "Other."

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

July 31, 2008

Shares			Value
		COMMON STOCKS--99.2%
		Airline - National--0.4%
1,108	[1]	Atlas Air Worldwide Holdings, Inc.	$53,328
		Airline - Regional--0.1%
1,179		SkyWest, Inc.	17,944
		Aluminum--0.8%
2,326		Kaiser Aluminum Corp.	122,696
		Apparel--3.4%
493		Jones Apparel Group, Inc.	8,253
3,310		Liz Claiborne, Inc.	43,262
919	[1]	Maidenform Brands, Inc.	14,070
12,408	[1]	Quiksilver, Inc.	95,169
1,804	[1]	Volcom, Inc.	32,364
7,823	[1]	Warnaco Group, Inc.	328,175
		TOTAL	521,293
		Auto Original Equipment Manufacturers--1.3%
5,171		American Axle & Manufacturing Holdings, Inc.	30,405
1,711	[1]	Fuel Systems Solutions, Inc.	64,026
2,221	[1]	Stoneridge, Inc.	29,251
1,978		Sun Hydraulics Corp.	81,494
		TOTAL	205,176
		Biotechnology--0.7%
2,574	[1]	Martek Biosciences Corp.	96,808
961	[1]	Momenta Pharmaceuticals, Inc.	15,933
		TOTAL	112,741
		Bituminous Coal--0.3%
4,264	[1]	International Coal Group, Inc.	44,644
		Building Materials--0.1%
722		Apogee Enterprises, Inc.	12,476
		Cement--0.3%
1,250	[1]	Astec Industries, Inc.	39,900
		Clothing Stores--6.2%
7,099		Buckle, Inc.	365,386
2,978		Cato Corp., Class A	53,276
6,899	[1]	Children's Place Retail Stores, Inc.	262,507
Shares			Value
		COMMON STOCKS--continued
		Clothing Stores--continued
9,617	[1]	Fossil, Inc.	$257,543
634	[1]	Jos A. Bank Clothiers, Inc.	14,202
		TOTAL	952,914
		Commodity Chemicals--2.6%
5,225		Compass Minerals International, Inc.	395,010
		Computer Networking--1.0%
6,747	[1]	Avocent Corp.	160,444
		Computer Services--1.1%
5,535	[1]	Synnex Corp.	129,298
1,277		Syntel, Inc.	42,077
		TOTAL	171,375
		Construction Machinery--0.7%
2,985	[1]	NCI Building System, Inc.	111,818
		Contracting--1.4%
2,960		Comfort Systems USA, Inc.	39,250
6,484	[1]	Perini Corp.	177,402
		TOTAL	216,652
		Crude Oil & Gas Production--1.3%
1,223	[1]	Bill Barrett Corp.	50,314
3,662	[1]	EXCO Resources, Inc.	95,395
1,074	[1]	Petroleum Development Corp.	59,403
		TOTAL	205,112
		Defense Aerospace--0.5%
2,469	[1]	AAR Corp.	42,442
739		Triumph Group, Inc.	39,137
		TOTAL	81,579
		Defense Electronics--1.6%
6,216	[1]	FLIR Systems, Inc.	253,240
		Diversified Leisure--0.7%
2,107	[1]	Bally Technologies, Inc.	66,982
1,123	[1]	Life Time Fitness, Inc.	33,454
		TOTAL	100,436
		Electric & Electrical Original Equipment Manufacturers--0.1%
293	[1]	Energy Conversion Devices, Inc.	20,489
		Electric Utility--0.2%
1,180	[1]	El Paso Electric Co.	24,379
Shares			Value
		COMMON STOCKS--continued
		Electrical - Radio & TV--0.2%
1,407	[1]	Universal Electronics, Inc.	$31,967
		Electrical Equipment--4.0%
1,411		Encore Wire Corp.	25,723
15,503	[1]	GrafTech International Ltd.	363,545
4,613		Robbins & Myers, Inc.	234,202
		TOTAL	623,470
		Electronic Components--0.2%
2,049	[1]	Volterra Semiconductor Corp.	33,604
		Electronic Instruments--1.1%
629	[1]	Axsys Technologies, Inc.	46,194
4,218	[1]	Cogent, Inc.	42,770
2,996	[1]	Cymer, Inc.	79,364
		TOTAL	168,328
		Financial Services--1.0%
1,637	[1]	America's Car-Mart, Inc.	32,609
5,670		Deluxe Corp.	81,081
1,567		Heartland Payment Systems, Inc.	36,057
		TOTAL	149,747
		Food Wholesaling--0.5%
1,878		Nash Finch Co.	74,125
		Furniture--0.0%
246		Ethan Allen Interiors, Inc.	6,175
		Home Health Care--1.8%
4,355	[1]	Amedisys, Inc.	279,243
		Home Products--0.6%
2,436		Tupperware Brands Corp.	95,004
		Hotels and Motels--0.3%
4,847	[1]	Boyd Gaming Corp.	48,373
		Industrial Machinery--1.0%
1,367		Valmont Industries, Inc.	146,146
		Insurance Brokerage--0.7%
4,338		AmTrust Financial Services, Inc.	63,205
2,063		Employers Holdings, Inc.	36,763
		TOTAL	99,968
Shares			Value
		COMMON STOCKS--continued
		Internet Services--0.2%
1,792	[1]	Overstock.com, Inc.	$31,826
		Life Insurance--0.1%
1,983		Phoenix Cos., Inc.	19,295
		Long-Term Care Centers--0.3%
1,449	[1]	Kindred Healthcare, Inc.	39,080
		Machine Tools--0.5%
1,616	[1]	AZZ, Inc.	73,964
202	[1]	Hurco Co., Inc.	5,894
		TOTAL	79,858
		Machined Parts Original Equipment Manufacturers--0.0%
1		Applied Industrial Technologies, Inc.	27
		Maritime--0.4%
2,660		TAL International Group, Inc.	67,298
		Medical Supplies--0.9%
309	[1]	ICU Medical, Inc.	8,785
1,053	[1]	Kensey Nash Corp.	36,571
963	[1]	Merit Medical Systems, Inc.	19,462
1,668		West Pharmaceutical Services, Inc.	76,595
		TOTAL	141,413
		Medical Technology--0.1%
706	[1]	Zoll Medical Corp.	22,239
		Metal Containers--0.8%
2,139		Greif, Inc., Class A	130,137
		Metal Fabrication--1.5%
3,247		CIRCOR International, Inc.	193,391
1,372	[1]	Ladish Co., Inc.	27,166
507		Mueller Industries, Inc.	13,015
		TOTAL	233,572
		Mini-Mill Producer--2.1%
3,630		Schnitzer Steel Industries, Inc., Class A	327,571
		Miscellaneous Components--0.2%
3,061	[1]	Applied Micro Circuits Corp.	23,753
		Miscellaneous Food Products--0.8%
2,637	[1]	Fresh Del Monte Produce, Inc.	55,588
1,423		The Anderson's, Inc.	64,675
		TOTAL	120,263
Shares			Value
		COMMON STOCKS--continued
		Miscellaneous Machinery--1.2%
4,951		Briggs & Stratton Corp.	$67,036
259		Graham Corp.	23,051
1,332		Nordson Corp.	94,119
		TOTAL	184,206
		Multi-Industry Capital Goods--1.3%
4,329	[1]	Ceradyne, Inc.	200,649
		Multi-Line Insurance--2.2%
2,386		FBL Financial Group, Inc., Class A	49,748
779	[1]	FPIC Insurance Group, Inc.	38,911
1,794		Harleysville Group, Inc.	63,920
2,203		Tower Group, Inc.	50,184
3,967		Zenith National Insurance Corp.	136,504
		TOTAL	339,267
		Newspaper Publishing--0.5%
7,498		Belo (A.H.) Corp., Series A	50,911
3,988		Lee Enterprises, Inc.	12,044
4,672		McClatchy Co., Class A	19,949
		TOTAL	82,904
		Office Furniture--1.2%
7,109		Miller Herman, Inc.	185,829
		Office Supplies--0.1%
1,949	[1]	Acco Brands Corp.	16,703
		Offshore Driller--0.2%
788	[1]	Hornbeck Offshore Services, Inc.	35,129
		Oil Refiner--0.3%
5,773		Alon USA Energy, Inc.	49,532
		Oil Service, Explore & Drill--3.1%
2,487	[1]	Brigham Exploration Co.	34,818
9,544	[1]	Complete Production Services, Inc.	303,881
2,867	[1]	Gulfmark Offshore, Inc.	143,866
		TOTAL	482,565
		Oil Well Supply--4.0%
2,147		Gulf Island Fabrication, Inc.	95,219
1,209		Lufkin Industries, Inc.	107,843
6,167	[1]	Oil States International, Inc.	338,445
4,644		RPC, Inc.	79,830
		TOTAL	621,337
Shares			Value
		COMMON STOCKS--continued
		Optical Reading Equipment--0.8%
3,989	[1]	ScanSource, Inc.	$122,422
		Other Communications Equipment--2.2%
17,491	[1]	Skyworks Solutions, Inc.	165,465
11,106	[1]	Syniverse Holdings, Inc.	179,917
		TOTAL	345,382
		Packaged Foods--0.5%
4,961	[1]	Chiquita Brands International	76,151
		Paper Products--1.0%
5,052	[1]	Buckeye Technologies, Inc.	49,257
1,629		Neenah Paper, Inc.	30,430
2,138		Rock-Tenn Co.	76,006
		TOTAL	155,693
		Personal Loans--0.3%
1,508	[1]	World Acceptance Corp.	49,402
		Personnel Agency--0.3%
2,133	[1]	Kenexa Corp.	39,866
		Printed Circuit Boards--1.6%
11,390	[1]	Benchmark Electronics, Inc.	166,750
10,734	[1]	PMC-Sierra, Inc.	77,714
		TOTAL	244,464
		Printing--0.5%
935	[1]	Consolidated Graphics, Inc.	31,323
5,335	[1]	Valassis Communications, Inc.	47,055
		TOTAL	78,378
		Property Liability Insurance--3.5%
1,284		American Physicians Capital, Inc.	63,918
1,944	[1]	CNA Surety Corp.	25,253
1,047	[1]	First Mercury Financial Corp.	16,752
3,470		Horace Mann Educators Corp.	48,094
1,399	[1]	OneBeacon Insurance Group Ltd.	25,322
3,573	[1]	ProAssurance Corp.	174,863
3,580		Selective Insurance Group, Inc.	77,328
1,535		State Auto Financial Corp.	44,377
2,616		United Fire & Casualty Co.	71,077
		TOTAL	546,984
		Psychiatric Centers--1.3%
5,556	[1]	Psychiatric Solutions, Inc.	194,571
Shares			Value
		COMMON STOCKS--continued
		Railroad--0.0%
1		Celadon Group, Inc.	$13
		Recreational Goods--0.2%
1,281	[1]	Steinway Musical Instruments	35,509
		Regional Bank--5.3%
6,185		Cathay Bancorp, Inc.	98,589
4,124		Central Pacific Financial Corp.	45,653
6,021	[1]	Citizens Banking Corp.	20,170
6,031		First Midwest Bancorp, Inc.	123,816
437		FirstMerit Corp.	8,600
5,332		Pacific Capital Bancorp	69,689
3,625		PacWest Bancorp	67,497
533		Park National Corp.	33,382
2,611		Provident Bankshares Corp.	23,760
1,198		Republic Bancorp, Inc.	37,066
1,970		Santander BanCorp	21,631
4,583		Trustmark Corp.	82,769
2,635		UMB Financial Corp.	145,109
919		Whitney Holding Corp.	18,895
966		Wintrust Financial Corp.	19,948
		TOTAL	816,574
		Restaurant--3.3%
1,265	[1]	Buffalo Wild Wings, Inc.	41,656
2,224		CBRL Group, Inc.	53,754
5,891	[1]	CEC Entertainment, Inc.	205,360
2,821		CKE Restaurants, Inc.	34,614
1,256	[1]	Green Mountain Coffee, Inc.	45,656
1,130	[1]	Panera Bread Co.	56,613
3,036	[1]	Red Robin Gourmet Burgers	75,384
		TOTAL	513,037
		Savings and Loan--1.8%
1,953		Dime Community Bancorp, Inc.	32,674
1,690		Flushing Financial Corp.	29,795
1,716		Northwest Bancorp, Inc.	44,530
555		WSFS Financial Corp.	30,220
7,141		Webster Financial Corp. Waterbury	141,820
		TOTAL	279,039
Shares			Value
		COMMON STOCKS--continued
		Securities Brokerage--2.4%
6,025	[1]	Fcstone Group, Inc.	$116,041
8,942	[1]	Interactive Brokers Group, Inc., Class A	250,913
		TOTAL	366,954
		Semiconductor Manufacturing Equipment--0.2%
2,164	[1]	IXYS Corp.	26,487
		Shoes--3.0%
2,383	[1]	Deckers Outdoor Corp.	269,303
5,191	[1]	Genesco, Inc.	152,615
2,097	[1]	Skechers USA, Inc., Class A	39,633
		TOTAL	461,551
		Software Packaged/Custom--1.3%
1,253	[1]	Advent Software, Inc.	54,556
3,115	[1]	CSG Systems International, Inc.	55,260
913	[1]	Websense, Inc.	19,054
5,586	[1]	Wind River Systems, Inc.	65,524
		TOTAL	194,394
		Specialty Chemicals--1.5%
3,434		Koppers Holdings, Inc.	148,383
2,502	[1]	OM Group, Inc.	84,067
		TOTAL	232,450
		Specialty Machinery--1.1%
1,752		Cascade Corp.	76,878
2,028	[1]	Gardner Denver, Inc.	92,477
		TOTAL	169,355
		Specialty Retailing--0.8%
1,733		Asbury Automotive Group, Inc.	17,174
3,502	[1]	Jo-Ann Stores, Inc.	76,939
1,467		Lithia Motors, Inc., Class A	6,822
1,805	[1]	Rush Enterprises, Inc.	20,378
758		Sonic Automotive, Inc.	7,633
		TOTAL	128,946
		Telecommunication Equipment & Services--1.2%
6,818	[1]	ADC Telecommunications, Inc.	64,498
1,884	[1]	Echostar Holding Corp.	60,269
2,412	[1]	ViaSat, Inc.	55,548
		TOTAL	180,315
Shares			Value
		COMMON STOCKS--continued
		Toys & Games--0.9%
6,124	[1]	JAKKS Pacific, Inc.	$134,606
		Trucking--0.5%
4,204	[1]	YRC Worldwide, Inc.	71,048
		Undesignated Consumer Cyclicals--4.1%
603	[1]	American Public Education, Inc.	27,394
1,197	[1]	CoStar Group, Inc.	59,718
4,990	[1]	Navigant Consulting, Inc.	92,215
2,937	[1]	Parexel International Corp.	85,848
10,959	[1]	Rent-A-Center, Inc.	232,331
2,957		Speedway Motorsports, Inc.	57,100
4,107	[1]	Sykes Enterprises, Inc.	72,530
		TOTAL	627,136
		Undesignated Consumer Staples--0.2%
821	[1]	USANA, Inc.	27,988
		Undesignated Health--0.6%
5,124	[1]	Healthspring, Inc.	99,662
		Uniforms--0.6%
2,134		Unifirst Corp.	95,539
		TOTAL COMMON STOCKS (IDENTIFIED COST $16,431,537)	15,328,165
		MUTUAL FUND--1.2%
180,688	[2,3]	Prime Value Obligations Fund, Institutional Shares, 2.58% (AT NET ASSET VALUE)	180,688
		TOTAL INVESTMENTS--100.4% (IDENTIFIED COST $16,612,225) [4]	15,508,853
		OTHER ASSETS AND LIABILITIES - NET--(0.4)% [5]	(62,627)
		TOTAL NET ASSETS--100%	$15,446,226

1 Non-income producing security.

2 Affiliated company.

3 7-Day net yield.

4 The cost of investments for federal tax purposes amounts to $16,711,173.

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2008.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

July 31, 2008

Assets:
Total investments in securities, at value including $180,688 of investments in an affiliated issuer (Note 5) (identified cost $16,612,225)		$15,508,853
Income receivable		7,742
Receivable for investments sold		110,821
Receivable for shares sold		14,456
TOTAL ASSETS		15,641,872
Liabilities:
Payable for investments purchased	$117,657
Payable for shares redeemed	5,402
Payable for auditing fees	21,200
Payable for legal fees	5,525
Payable for portfolio accounting fees	5,342
Payable for share registration costs	26,883
Payable for distribution services fee (Note 5)	2,286
Payable for shareholder services fee (Note 5)	1,952
Accrued expenses	9,399
TOTAL LIABILITIES		195,646
Net assets for 1,511,767 shares outstanding		$15,446,226
Net Assets Consist of:
Paid-in capital		$17,577,599
Net unrealized depreciation of investments		(1,103,372)
Accumulated net realized loss on investments		(1,028,001)
TOTAL NET ASSETS		$15,446,226
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($10,064,212 ÷ 978,822 shares outstanding), no par value, unlimited shares authorized		$10.28
Offering price per share		$10.28
Redemption proceeds per share		$10.28
Class A Shares:
Net asset value per share ($2,623,170 ÷ 256,918 shares outstanding), no par value, unlimited shares authorized		$10.21
Offering price per share (100/94.50 of $10.21) [1]		$10.80
Redemption proceeds per share		$10.21
Class C Shares:
Net asset value per share ($2,758,844 ÷ 276,027 shares outstanding), no par value, unlimited shares authorized		$9.99
Offering price per share		$9.99
Redemption proceeds per share (99.00/100 of $9.99) [1]		$9.89

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended July 31, 2008

Investment Income:
Dividends (including $9,815 received from an affiliated issuer (Note 5))			$140,226
Expenses:
Investment adviser fee (Note 5)		$150,469
Administrative personnel and services fee (Note 5)		230,000
Custodian fees		21,586
Transfer and dividend disbursing agent fees and expenses		52,502
Directors'/Trustees' fees		1,608
Auditing fees		26,700
Legal fees		17,490
Portfolio accounting fees		76,830
Distribution services fee--Class C Shares (Note 5)		23,020
Shareholder services fee--Class A Shares (Note 5)		6,670
Shareholder services fee--Class C Shares (Note 5)		6,599
Share registration costs		59,259
Printing and postage		35,092
Insurance premiums		4,723
Miscellaneous		3,260
TOTAL EXPENSES		715,808
Waivers and Reimbursements (Note 5):
Waiver/reimbursement of investment adviser fee	$(150,469)
Waiver of administrative personnel and services fee	(44,869)
Reimbursement of other operating expenses	(287,827)
TOTAL WAIVERS AND REIMBURSEMENTS		(483,165)
Net expenses			232,643
Net investment income (loss)			(92,417)
Realized and Unrealized Loss on Investments:
Net realized loss on investments			(968,490)
Net change in unrealized appreciation of investments			(1,160,449)
Net realized and unrealized loss on investments			(2,128,939)
Change in net assets resulting from operations			$(2,221,356)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended July 31	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(92,417)	$(55,417)
Net realized gain (loss) on investments	(968,490)	658,018
Net change in unrealized appreciation/depreciation of investments	(1,160,449)	108,637
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(2,221,356)	711,238
Distributions to Shareholders:
Distributions from net realized gain on investments
Institutional Shares	(217,102)	--
Class A Shares	(164,846)	--
Class C Shares	(186,389)	--
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(568,337)	--
Share Transactions:
Proceeds from sale of shares	11,231,271	7,293,553
Net asset value of shares issued to shareholders in payment of distributions declared	289,237	--
Cost of shares redeemed	(2,591,978)	(1,310,780)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	8,928,530	5,982,773
Change in net assets	6,138,837	6,694,011
Net Assets:
Beginning of period	9,307,389	2,613,378
End of period	$15,446,226	$9,307,389

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

July 31, 2008

1. ORGANIZATION

Federated MDT Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of nine portfolios. The financial statements included herein are only those of Federated MDT Small Cap Core Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Institutional Shares, Class A Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The Financial Highlights of the Class A Shares and Class C Shares are presented separately. The primary investment objective of the Fund is long-term capital appreciation.

MDT Small Cap Core Fund (the "Predecessor Fund") was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund, which commenced operations on September 15, 2005.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," on August 1, 2007. As of and during the year ended July 31, 2008, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2008, tax years 2006 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the commonwealth of Massachusetts.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended July 31	2008		2007
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	775,627	$8,473,003	261,010	$3,371,221
Shares issued to shareholders in payment of distributions declared	5,282	62,326	--	--
Shares redeemed	(72,893)	(839,798)	(60,527)	(814,585)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	708,016	$7,695,531	200,483	$2,556,636

Year Ended July 31	2008		2007
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	127,938	$1,534,598	169,060	$2,127,392
Shares issued to shareholders in payment of distributions declared	12,340	144,868	--	--
Shares redeemed	(65,972)	(737,190)	(15,640)	(196,596)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	74,306	$942,276	153,420	$1,930,796

Year Ended July 31	2008		2007
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	103,368	$1,223,670	141,475	$1,794,940
Shares issued to shareholders in payment of distributions declared	7,110	82,043	--	--
Shares redeemed	(87,328)	(1,014,990)	(24,800)	(299,599)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	23,150	$290,723	116,675	$1,495,341
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	805,472	$8,928,530	470,578	$5,982,773

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for net operating loss.

For the year ended July 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(71,841)	$92,417	$(20,576)

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the year ended July 31, 2008, was as follows:

Ordinary income [1]	$508,584
Long-term capital gains	$ 59,753

1 For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of July 31, 2008, the components of distributable earnings on a tax basis were as follows:

Net unrealized depreciation	$(1,202,320)
Capital loss deferrals	$(929,053)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At July 31, 2008, the cost of investments for federal tax purposes was $16,711,173. The net unrealized depreciation of investments for federal tax purposes was $1,202,320. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $1,037,940 and net unrealized depreciation from investments for those securities having an excess of cost over value of $2,240,260.

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of July 31, 2008, for federal income tax purposes, post October losses of $929,053 were deferred to August 1, 2008.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.15% of the Fund's average daily net assets. Prior to December 8, 2006, the Adviser received an annual investment adviser fee equal to 1.25% of the Fund's average daily net assets. Under the investment advisory contract, which is subject to annual review by the Trustees, the Adviser will waive all or a portion of the advisory fee and/or reimburse certain operating expenses (excluding interest, taxes and brokerage commissions) in order to contractually limit the Fund's aggregate annual operating expenses to no more than the following annual percentages for each Class of the Fund based on average daily net assets:

Share Class Name	Percentage of Average Daily Net Assets of Class
Institutional Shares	1.80%
Class A Shares	2.05%
Class C Shares	2.80%

The Adviser agreed to keep these contractual limitations in place through December 8, 2008.

In addition, after fulfilling its contractual commitment and subject to the terms described in the Expense Limitation note, the Adviser may also voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. For the year ended July 31, 2008, the Adviser waived $150,261 of its fee and reimbursed $287,827 of other operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement (the "Agreement"), provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. During the period from July 15, 2006 through December 8, 2006, the administrator contractually agreed to waive a portion of its fee which it would otherwise be entitled to receive from the Fund under the Agreement. The level of fees payable by the Fund to FAS for the period did not exceed the level of fees which the Fund would have paid during the period to its previous service provider under the previous administrative services contract. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended July 31, 2008, the net fee paid to FAS was 1.415% of average daily net assets of the Fund. FAS waived $44,869 of its fee. The Fund currently accrues the minimum administrative fee; therefore the fee as a percentage of average aggregate daily net assets is greater than the amounts presented in the chart above.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act which became effective on December 11, 2006. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%

Prior to December 11, 2006, the Fund incurred distribution expenses according to the following schedule annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets
Class A Shares	0.25%
Class C Shares	1.00%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2008, FSC retained $8,245 of fees paid by the Fund. For the year ended July 31, 2008, the Fund's Class A Shares did not incur a distribution services fee. On November 15, 2007, the Trustees approved an amendment to the Plan to reduce the distribution services fee for the Fund's Class A Shares from 0.25% to 0.05%. The amendment to the Plan became effective for the Fund on March 31, 2008.

Sales Charges

For the year ended July 31, 2008, FSC retained $1,666 in sales charges from the sale of Class A Shares. FSC also retained $520 of contingent deferred sales charges relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares, to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended July 31, 2008, FSSC received $165 of fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Institutional Shares, Class A Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.49%, 1.74% and 2.49%, respectively, for the fiscal year ending July 31, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2009.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2008, the Adviser reimbursed $208. Transactions with the affiliated company during the year ended July 31, 2008 were as follows:

Affiliate	Balance of Shares Held 7/31/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2008	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	166,831	9,856,539	9,842,682	180,688	$180,688	$9,815

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2008, were as follows:

Purchases	$39,589,382
Sales	$31,353,585

7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of July 31, 2008, there were no outstanding loans. During the year ended July 31, 2008, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of July 31, 2008, there were no outstanding loans. During the year ended July 31, 2008, the program was not utilized.

9. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended July 31, 2008, the amount of long-term capital gains designated by the Fund was $59,753.

For the fiscal year ended July 31, 2008, 9.61% of total ordinary income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended July 31, 2008, 9.92% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES AND SHAREHOLDERS OF FEDERATED MDT SMALL CAP CORE FUND:

We have audited the accompanying statement of assets and liabilities of Federated MDT Small Cap Core Fund (the "Fund") (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Small Cap Core Fund, a portfolio of Federated MDT Series, at July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
September 17, 2008

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Trust comprised 8 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology at Barry University and Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2006	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Evaluation and Approval of Advisory
Contract - May 2008

FEDERATED MDT SMALL CAP CORE FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2008. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees. He also observed that certain funds may exhibit important differences in their objectives and management techniques when compared to other funds placed in the same peer group by ranking organizations, noting in this connection that the Fund's quantitative investment program is of such a type.

For the one-year period ending December 31, 2007, the Fund's performance was above the median of the relevant peer group. In addition, the Board was informed by the Adviser that, for the same period, the Fund outperformed its benchmark index for the one-year period.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the Fund's most recently completed fiscal year, the Fund's investment advisory fee was waived in its entirety. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated MDT Small CapCore Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R783

37322 (9/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated MDT Small Cap
Growth Fund

Established 2005

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2008

Class A Shares
Class B Shares
Class C Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,				Period Ended
	2008		2007	[1]	7/31/2006	[2]
Net Asset Value, Beginning of Period	$12.95		$10.59		$10.00
Income From Investment Operations:
Net investment income (loss)	(0.14	) [3]	(0.14	) [3]	(0.17	) [3]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.17)		2.50		0.76
TOTAL FROM INVESTMENT OPERATIONS	(1.31)		2.36		0.59
Less Distributions:
Distributions from net realized gain on investments	(0.07)		--		--
Net Asset Value, End of Period	$11.57		$12.95		$10.59
Total Return [4]	(10.20)%		22.29%		5.90%

Ratios to Average Net Assets:
Net expenses	1.75%		1.75%		2.02	% [5]
Net investment income (loss)	(1.20)%		(1.16)%		(1.50	)% [5]
Expense waiver/reimbursement [6]	1.05%		25.97%		22.65	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$31,874		$532		$157
Portfolio turnover	212%		157%		157%

1 MDT Small Cap Growth Fund (the "Predecessor Fund") was reorganized into Federated MDT Small Cap Growth Fund (the "Fund") as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout the Period)

Period Ended July 31	2008	[1]
Net Asset Value, Beginning of Period	$11.26
Income From Investment Operations:
Net investment income (loss)	(0.09	) [2]
Net realized and unrealized gain on investments and foreign currency transactions	0.44
TOTAL FROM INVESTMENT OPERATIONS	0.35
Net Asset Value, End of Period	$11.61
Total Return [3]	3.11%

Ratios to Average Net Assets:
Net expenses	2.50	% [4]
Net investment income (loss)	(1.96	)% [4]
Expense waiver/reimbursement [5]	1.05	% [4]
Supplemental Data:
Net assets, end of period (000 omitted)	$9,811
Portfolio turnover	212	% [6]

1 Reflects operations for the period from March 13, 2008 (date of initial investment) to July 31, 2008.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 Computed on an annualized basis.

5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

6 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended July 31, 2008.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,				Period Ended
	2008		2007	[1]	7/31/2006	[2]
Net Asset Value, Beginning of Period	$12.77		$10.52		$10.00
Income From Investment Operations:
Net investment income (loss)	(0.22	) [3]	(0.23	) [3]	(0.26	) [3]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.16)		2.48		0.78
TOTAL FROM INVESTMENT OPERATIONS	(1.38)		2.25		0.52
Less Distributions:
Distributions from net realized gain on investments	(0.07)		--		--
Net Asset Value, End of Period	$11.32		$12.77		$10.52
Total Return [4]	(10.89)%		21.39%		5.20%

Ratios to Average Net Assets:
Net expenses	2.47%		2.50%		2.77	% [5]
Net investment income (loss)	(1.93)%		(1.92)%		(2.25	)% [5]
Expense waiver/reimbursement [6]	1.07%		27.07%		25.65	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$6,450		$702		$348
Portfolio turnover	212%		157%		157%

1 The Predecessor Fund was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2008 to July 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 2/1/2008	Ending Account Value 7/31/2008	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$ 979.70	$ 8.61
Class B Shares	$1,000	$1,031.10	$ 9.78
Class C Shares	$1,000	$ 975.90	$12.13
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,016.16	$ 8.77
Class B Shares	$1,000	$1,012.43	$12.51
Class C Shares	$1,000	$1,012.58	$12.36

1 "Actual" expense information for the Fund's Class B Shares is for the period from March 13, 2008 (date of initial investment) to July 31, 2008. Actual expenses are equal to the annualized net expense ratio of the Fund's Class B Shares, multiplied by 141/366 (to reflect the period from initial public investment to July 31, 2008). "Hypothetical" expense information for Class A Shares, Class B Shares and Class C Shares is presented on the basis of the full one-half-year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but it is multiplied by 182/366 (to reflect the full half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.75%
Class B Shares	2.50%
Class C Shares	2.47%

Management's Discussion of Fund Performance

The fund's total return, based on net asset value, for the fiscal year ended July 31, 2008 was (10.20)% for Class A Shares and (10.89)% for Class C Shares. 1 The total return for the period from March 13, 2008 (date of initial investment) to July 31, 2008 was 3.11% for the Class B Shares. The total return of the Russell 2000 ® Growth Index 2 was (3.76)% and the total return of the Lipper Small-Cap Growth Funds Index 3 was (11.20)% for the same period. The fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Russell Index.

1 The fund is the successor to the MDT Small Cap Growth Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the fund had no investment operations. Accordingly, the performance information provided is historical information of the MDT Small Cap Growth Fund. Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

2 The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and investments can not be made directly in an index.

3 Lipper Indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

MARKET OVERVIEW

Over the 12-month period ending July 31, 2008 domestic equity markets performed poorly in response to ongoing housing market deterioration, credit market distress and general economic weakness. The Russell 3000 ® Index, 4 which represents the performance of the 3,000 largest U.S. companies by market capitalization, finished the period down 10.32%. Small cap stocks had the best relative results as demonstrated by the (6.71)% return of the Russell 2000 ® Index, 5 which exceeded the (10.10)% and (11.81)% results for the Russell Mid-Cap ® Index 6 and the Russell Top 200 ® Index, 7 respectively. Growth stocks significantly outperformed value stocks during the year, with the Russell 3000 ® Growth Index 8 returning (6.11)% as compared to (14.75)% for the Russell 3000 Value ® Index. 9

4 The Russell 3000 ® Index offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. market. The Russell 3000 is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index is unmanaged and investments cannot be made directly in an index.

5 The Russell 2000 ® Index measures the performance of the 2,000 smallest companies in the Russell 3000 ® Index, which represents approximately 10% of the total market capitalization of the Russell 3000 ® Index. The index is unmanaged and investments cannot be made directly in an index.

6 The Russell Midcap ® Index measures the performance of the 800 smallest companies in the Russell 1000 ® Index, which represent approximately 31% of the total market capitalization of the Russell 1000 ® Index. The index is unmanaged and investments cannot be made directly in an index.

7 Russell Top 200 ® Index measures the performance of the 200 largest companies in the Russell 1000 ® Index, which represents approximately 69% of the total market capitalization of the Russell 1000 ® Index. The index is unmanaged and investments cannot be made directly in an index.

8 The Russell 3000 ® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 ® Growth or the Russell 2000 ® Growth indexes. The index is unmanaged and investments cannot be made directly in an index.

9 The Russell 3000 ® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 ® Value or the Russell 2000 ® Value indexes. The index is unmanaged and investments cannot be made directly in an index.

The best performing sectors during the period as measured by the Russell ® 3000 Index were Energy (up 9.40%), Materials (up 6.75%) and Consumer Staples (up 5.15%). Underperforming sectors included Financials (down 29.29%), Consumer Discretionary (down 23.98%) and Telecommunication Services (down 22.81%).

Fund Performance

The most significant positive factor in the fund's performance relative to the Russell 2000 ® Growth Index was its stock selection in the Consumer Discretionary sector. Additionally, the fund's stock selection in the Materials sector and overweight in the Industrials sector contributed modestly to relative performance. The most significant negative factor in the fund's performance relative to the Russell 2000 ® Growth Index was its stock selection in the Industrials, Health Care and Financials sectors. The fund's underweight relative to the benchmark in the Health Care sector also detracted significantly from relative performance.

Individual stocks contributing to the fund's performance relative to the Russell 2000 ® Growth Index included: Compass Minerals International , Lindsay Corporation , a manufacturer of agricultural irrigation systems, Perrigo Company , a pharmaceuticals distributor, Blue Coat Systems, Inc. , a software services company and Tupperware Corporation ..

Individual stocks detracting from the fund's performance relative to the Russell 2000 ® Growth Index included: Perini Corporation , a general contracting and construction firm, FCStone Group, Inc. , an integrated commodity risk management company, Crocs, Inc. , Apogee Enterprises , a designer of glass building materials and Bucyrus International Inc. , a mining equipment manufacturer.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated MDT Small Cap Growth Fund (Class A Shares) (the "Fund") from September 15, 2005 (start of performance) to July 31, 2008, compared to the Russell 2000 ® Growth Index (Russell 2000 ® Growth) 2 and the Lipper Small-Cap Growth Funds Index. 3

Average Annual Total Returns for the Period Ended 7/31/2008
1 Year	(15.11)%
Start of Performance (9/15/2005)	3.34%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000 ® Growth and the Lipper Small-Cap Growth Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Russell 2000 ® Growth is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the fund's performance. The index is unmanaged and, unlike the fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper Indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The Fund's Class B Shares commenced operation on March 13, 2008. The Fund offers three other classes of shares: Institutional Shares, Class A Shares and Class C Shares. For the period prior to commencement of operations of Class B Shares, the performance information shown is for the Fund's Institutional Shares, adjusted to reflect the expenses of Class B Shares. The graph below illustrates the hypothetical investment of $10,000 1 in the Federated MDT Small Cap Growth Fund (Class B Shares) (the "Fund") from September 15, 2005 (start of performance) to July 31, 2008, compared to the Russell 2000 ® Growth Index (Russell 2000 ® Growth) 2 and the Lipper Small-Cap Growth Funds Index. 3

Average Annual Total Returns for the Period Ended 7/31/2008
1 Year	(15.84)%
Start of Performance (9/15/2005)	3.31%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.50%, as applicable.

1 Represents a hypothetical investment of $10,000 in the fund. The maximum CDSC is 5.50% on any redemption less than one year from the purchase date. The fund's performance assumes the reinvestment of all dividends and distributions. The Russell 1000 ® Growth and the Lipper Small-Cap Growth Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Russell 2000 ® Growth is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper Indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated MDT Small Cap Growth Fund (Class C Shares) (the "Fund") from September 15, 2005 (start of performance) to July 31, 2008, compared to the Russell 2000 ® Growth Index (Russell 2000 ® Growth) 2 and the Lipper Small-Cap Growth Funds Index. 3

Average Annual Total Returns for the Period Ended 7/31/2008
1 Year	(11.78)%
Start of Performance (9/15/2005)	4.59%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 1.00%, as applicable.

1 Represents a hypothetical investment of $10,000 in the fund. The maximum CDSC is 1.00% on any redemption less than one year from the purchase date. The fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000® Growth and the Lipper Small-Cap Growth Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Russell 2000® Growth is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper Indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At July 31, 2008, the Fund's industry composition 1 was as follows:

Industry	Percentage of Total Net Assets
Undesignated Consumer Cyclicals	7.6%
Software Packaged/Custom	5.6%
Clothing Stores	4.8%
Electrical Equipment	3.8%
Restaurant	3.7%
Electronic Instruments	3.0%
Oil Well Supply	3.0%
Oil Service, Explore & Drill	2.9%
Internet Services	2.8%
Defense Aerospace	2.7%
Specialty Chemicals	2.6%
Auto Original Equipment Manufacturers	2.4%
Shoes	2.3%
Medical Supplies	2.0%
Apparel	2.0%
Securities Brokerage	1.9%
Services to Medical Professionals	1.8%
Metal Fabrication	1.8%
Miscellaneous Machinery	1.7%
Personal Loans	1.7%
Specialty Machinery	1.6%
Industrial Machinery	1.6%
Electrical Test/Measuring Equipment	1.5%
Medical Technology	1.5%
Home Health Care	1.4%
Printed Circuit Boards	1.4%
Agricultural Machinery	1.3%
Home Products	1.3%
Generic Drugs	1.3%
Other Communications Equipment	1.3%
Personnel Agency	1.3%
Industry	Percentage of Total Net Assets
Multi-Industry Transportation	1.2%
Maritime	1.2%
Machine Tools	1.1%
Psychiatric Centers	1.1%
Defense Electronics	1.1%
Metal Containers	1.1%
Telecommunications Equipment & Services	1.0%
Other [2]	15.6%
Cash Equivalents [3]	1.2%
Other Assets and Liabilities--Net [4]	(0.2)%
TOTAL	100.0%
1 Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 For purposes of this table, industry classifications which constitute less than 1.0% of the Fund's total net assets have been aggregated under the designation "Other."

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

July 31, 2008

Shares			Value
		COMMON STOCKS--99.0%
		Agricultural Machinery--1.3%
16,130		Lindsay Manufacturing Co.	$1,488,315
		Aluminum--0.5%
10,358		Kaiser Aluminum Corp.	546,384
		Apparel--2.0%
21,356	[1]	G-III Apparel Group Ltd.	342,337
34,266	[1]	Maidenform Brands, Inc.	524,612
44,664	[1]	True Religion Apparel, Inc.	1,154,118
9,193	[1]	Volcom, Inc.	164,922
		TOTAL	2,185,989
		Auto Original Equipment Manufacturers--2.4%
35,556	[1]	Fuel Systems Solutions, Inc.	1,330,506
32,689		Sun Hydraulics Corp.	1,346,787
		TOTAL	2,677,293
		Baking--0.5%
19,960		Flowers Foods, Inc.	600,197
		Beer--0.1%
4,530		Diamond Foods, Inc.	110,170
		Biotechnology--0.9%
25,740	[1]	Martek Biosciences Corp.	968,081
		Building Materials--0.8%
50,968		Apogee Enterprises, Inc.	880,727
		Cement--0.2%
5,717	[1]	Astec Industries, Inc.	182,487
		Clothing Stores--4.8%
847	[1]	Aeropostale, Inc.	27,316
27,105		Buckle, Inc.	1,395,094
50,316		Cato Corp., Class A	900,153
12,971	[1]	Children's Place Retail Stores, Inc.	493,547
14,826	[1]	Citi Trends, Inc.	342,925
40,042	[1]	Fossil, Inc.	1,072,325
29,964	[1]	Gymboree Corp.	1,120,654
		TOTAL	5,352,014
Shares			Value
		COMMON STOCKS--continued
		Commodity Chemicals--0.8%
11,523		Compass Minerals International, Inc.	$871,139
		Computer Networking--0.1%
10,902	[1]	Radiant Systems, Inc.	124,392
		Computer Services--0.9%
22,077	[1]	Manhattan Associates, Inc.	541,770
14,846		Syntel, Inc.	489,176
		TOTAL	1,030,946
		Construction Machinery--0.1%
2,495		Manitowoc, Inc.	65,768
		Contracting--0.8%
31,131	[1]	Perini Corp.	851,744
		Cosmetics & Toiletries--0.9%
45,093		Inter Parfums, Inc.	675,493
49,875	[1]	Sally Beauty Holdings, Inc.	369,075
		TOTAL	1,044,568
		Defense Aerospace--2.7%
22,833	[1]	Teledyne Technologies, Inc.	1,436,196
29,872	[1]	TransDigm Group, Inc.	1,099,588
7,847		Triumph Group, Inc.	415,577
		TOTAL	2,951,361
		Defense Electronics--1.1%
24,252	[1]	FLIR Systems, Inc.	988,026
13,014	[1]	La Barge, Inc.	192,347
		TOTAL	1,180,373
		Diversified Leisure--0.8%
29,329	[1]	Bally Technologies, Inc.	932,369
		Drug Stores--0.1%
1,644		Longs Drug Stores Corp.	76,857
		Electric & Electrical Original Equipment Manufacturers--0.1%
963	[1]	Energy Conversion Devices, Inc.	67,343
		Electrical Equipment--3.8%
53,304	[1]	GrafTech International Ltd.	1,249,979
21,840		Houston Wire & Cable Co.	429,811
21,215	[1]	Powell Industries, Inc.	1,113,787
27,238		Robbins & Myers, Inc.	1,382,873
		TOTAL	4,176,450
Shares			Value
		COMMON STOCKS--continued
		Electrical Test/Measuring Equipment--1.5%
25,880		Badger Meter, Inc.	$1,457,820
5,756		MTS Systems Corp.	241,119
		TOTAL	1,698,939
		Electronic Components--0.6%
39,544	[1]	Volterra Semiconductor Corp.	648,522
		Electronic Instruments--3.0%
9,016		Analogic Corp.	659,791
20,915	[1]	Axsys Technologies, Inc.	1,535,998
90,704	[1]	Cogent, Inc.	919,739
4,661	[1]	OYO Geospace Corp.	219,160
		TOTAL	3,334,688
		Ethical Drugs--0.4%
11,645	[1]	Matrixx Initiatives, Inc.	214,734
12,691	[1]	Sciele Pharma, Inc.	236,687
2,710	[1]	Sucampo Pharmaceuticals, Inc., Class A	32,520
		TOTAL	483,941
		Financial Services--0.1%
9,926	[1]	Cardtronics, Inc.	85,364
		Food Wholesaling--0.8%
21,413		Nash Finch Co.	845,171
		Furniture--0.1%
3,606		Aaron Rents, Inc.	99,057
		Generic Drugs--1.3%
40,676		Perrigo Co.	1,433,015
		Home Health Care--1.4%
22,458	[1]	Amedisys, Inc.	1,440,007
3,551	[1]	LHC Group, Inc.	99,499
		TOTAL	1,539,506
		Home Products--1.3%
38,129		Tupperware Brands Corp.	1,487,031
		Industrial Machinery--1.6%
7,905		Gorman Rupp Co.	352,089
12,737		Valmont Industries, Inc.	1,361,713
		TOTAL	1,713,802
Shares			Value
		COMMON STOCKS--continued
		Internet Services--2.8%
31,813	[1]	Bidz.com, Inc.	$291,089
14,871	[1]	NetFlix, Inc.	459,365
24,728	[1]	Overstock.com, Inc.	439,169
9,554	[1]	Priceline.com, Inc.	1,098,232
120,469	[1]	RealNetworks, Inc.	827,622
		TOTAL	3,115,477
		Leasing--0.4%
25,898	[1]	CAI International, Inc.	472,897
		Machine Tools--1.1%
26,863	[1]	AZZ, Inc.	1,229,520
		Maritime--1.2%
50,359		TAL International Group, Inc.	1,274,083
		Medical Supplies--2.0%
22,839	[1]	Kensey Nash Corp.	793,198
35,648	[1]	Merit Medical Systems, Inc.	720,446
46,683	[1]	PetMed Express, Inc.	676,903
		TOTAL	2,190,547
		Medical Technology--1.5%
33,888	[1]	Cyberonics, Inc.	935,987
4,663	[1]	Synovis Life Technologies, Inc.	96,244
28,076	[1]	Vnus Medical Technologies, Inc.	571,627
1,072	[1]	Zoll Medical Corp.	33,768
		TOTAL	1,637,626
		Metal Containers--1.1%
17,068		Greif, Inc., Class A	1,038,417
2,658		Silgan Holdings, Inc.	140,396
		TOTAL	1,178,813
		Metal Fabrication--1.8%
21,367		Barnes Group, Inc.	482,681
23,285		CIRCOR International, Inc.	1,386,855
5,885		NN, Inc.	78,388
		TOTAL	1,947,924
		Miscellaneous Communications--0.8%
39,268		NTELOS Holdings Corp.	938,898
Shares			Value
		COMMON STOCKS--continued
		Miscellaneous Food Products--0.6%
13,588	[1]	Overhill Farms, Inc.	$130,173
12,411		The Anderson's, Inc.	564,080
		TOTAL	694,253
		Miscellaneous Machinery--1.7%
10,472		Graham Corp.	932,008
12,657		Nordson Corp.	894,344
869		Regal Beloit Corp.	36,281
		TOTAL	1,862,633
		Multi-Industry Transportation--1.2%
55,475		Pacer International, Inc.	1,316,976
		Natural Gas Production--0.3%
14,981	[1]	Natural Gas Services Group, Inc.	384,412
		Oil Service, Explore & Drill--2.9%
38,807	[1]	Complete Production Services, Inc.	1,235,615
12,820	[1]	Dawson Geophysical Co.	841,377
12,301	[1]	Gulfmark Offshore, Inc.	617,264
7,455	[1]	T-3 Energy Services, Inc.	511,189
		TOTAL	3,205,445
		Oil Well Supply--3.0%
30,555		Gulf Island Fabrication, Inc.	1,355,114
7,078		Lufkin Industries, Inc.	631,358
23,337	[1]	Oil States International, Inc.	1,280,735
		TOTAL	3,267,207
		Other Communications Equipment--1.3%
87,654	[1]	Syniverse Holdings, Inc.	1,419,995
		Personal Loans--1.7%
5,586		Cash America International, Inc.	235,506
29,327	[1]	Ezcorp, Inc., Class A	527,299
33,398	[1]	World Acceptance Corp.	1,094,118
		TOTAL	1,856,923
		Personnel Agency--1.3%
20,987	[1]	Aecom Technology Corp.	597,500
43,888	[1]	Kenexa Corp.	820,267
		TOTAL	1,417,767
Shares			Value
		COMMON STOCKS--continued
		Photo-Optical Computer-Equipment--0.2%
14,803		Cognex Corp.	$279,037
		Printed Circuit Boards--1.4%
164,220	[1]	PMC-Sierra, Inc.	1,188,953
30,496	[1]	TTM Technologies	343,080
		TOTAL	1,532,033
		Printing--0.5%
17,123	[1]	Consolidated Graphics, Inc.	573,620
		Psychiatric Centers--1.1%
34,658	[1]	Psychiatric Solutions, Inc.	1,213,723
		Railroad--0.4%
8,014		Wabtec Corp.	444,777
		Recreational Vehicles--0.7%
17,630		Polaris Industries, Inc., Class A	754,564
		Restaurant--3.7%
94	[1]	Buffalo Wild Wings, Inc.	3,095
42,652	[1]	CEC Entertainment, Inc.	1,486,849
18,080		CKE Restaurants, Inc.	221,842
51,968	[1]	California Pizza Kitchen, Inc.	678,182
9,357	[1]	Green Mountain Coffee, Inc.	340,127
27,659	[1]	Panera Bread Co.	1,385,716
		TOTAL	4,115,811
		Savings and Loan--0.4%
28,626	[1]	Investors Bancorp, Inc.	435,401
		Securities Brokerage--1.9%
34,539	[1]	Fcstone Group, Inc.	665,221
49,314	[1]	Interactive Brokers Group, Inc., Class A	1,383,751
		TOTAL	2,048,972
		Semiconductor Manufacturing--0.8%
42,095		Micrel, Inc.	400,744
5,048	[1]	NVE Corp.	144,373
9,275	[1]	NetLogic Microsystems, Inc.	296,893
		TOTAL	842,010
		Semiconductor Manufacturing Equipment--0.5%
39,099	[1]	Ultratech, Inc.	576,319
Shares			Value
		COMMON STOCKS--continued
		Services to Medical Professionals--1.8%
27,903	[1]	Athenahealth, Inc.	$842,671
6,216	[1]	Centene Corp.	138,679
70,809	[1]	eResearch Technology, Inc.	1,030,979
		TOTAL	2,012,329
		Shoes--2.3%
9,579	[1]	Deckers Outdoor Corp.	1,082,523
46,391	[1]	Skechers USA, Inc., Class A	876,790
21,957		Wolverine World Wide, Inc.	586,911
		TOTAL	2,546,224
		Software Packaged/Custom--5.6%
4,099	[1]	Advent Software, Inc.	178,470
28,171	[1]	IGATE Capital Corp.	277,484
26,051	[1]	PC-Tel, Inc.	271,712
12,160	[1]	Progress Software Corp.	357,869
36,521	[1]	S1 Corp.	296,551
19,009	[1]	SPSS, Inc.	628,247
47,291	[1]	Solera Holdings, Inc.	1,370,966
71,672	[1]	Websense, Inc.	1,495,795
109,113	[1]	Wind River Systems, Inc.	1,279,895
		TOTAL	6,156,989
		Specialty Chemicals--2.6%
32,543		Koppers Holdings, Inc.	1,406,183
22,330		Minerals Technologies, Inc.	1,440,508
		TOTAL	2,846,691
		Specialty Machinery--1.6%
7,678		Sauer-Danfoss, Inc.	225,349
33,278		Woodward Governor Co.	1,497,510
		TOTAL	1,722,859
		Specialty Retailing--0.1%
5,215	[1]	Lumber Liquidators, Inc.	78,121
		Telecommunications Equipment & Services--1.0%
4,867	[1]	Neutral Tandem, Inc.	84,102
70,347	[1]	Premiere Global Services, Inc.	1,062,943
		TOTAL	1,147,045
Shares			Value
		COMMON STOCKS--continued
		Telephone Utility--0.1%
40,968	[1]	Cincinnati Bell, Inc.	$159,775
		Undesignated Consumer Cyclicals--7.6%
2,980	[1]	American Public Education, Inc.	135,381
27,820	[1]	CoStar Group, Inc.	1,387,940
41,944	[1]	Corinthian Colleges, Inc.	660,618
26,533	[1]	Exponent, Inc.	810,318
25,318	[1]	Hackett Group, Inc.	161,529
69,821	[1]	Navigant Consulting, Inc.	1,290,292
38,508		Nu Skin Enterprises, Inc., Class A	622,289
35,209	[1]	Parexel International Corp.	1,029,159
819		Strayer Education, Inc.	182,391
65,906	[1]	Sykes Enterprises, Inc.	1,163,900
16,337		Watson Wyatt & Co. Holdings	946,566
		TOTAL	8,390,383
		Undesignated Technology--0.2%
7,525	[1]	American Reprographics Co.	120,475
6,508	[1]	RightNow Technologies, Inc.	104,714
		TOTAL	225,189
		TOTAL COMMON STOCKS (IDENTIFIED COST $105,358,375)	109,247,271
		MUTUAL FUND--1.2%
1,320,459	[2,3]	Prime Value Obligations Fund, Institutional Shares, 2.58% (AT NET ASSET VALUE)	1,320,459
		TOTAL INVESTMENTS--100.2% (IDENTIFIED COST $106,678,834) [4]	110,567,730
		OTHER ASSETS AND LIABILITIES - NET--(0.2)% [5]	(224,039)
		TOTAL NET ASSETS--100%	$110,343,691

1 Non-income producing security.

2 Affiliated company.

3 7-Day net yield.

4 The cost of investments for federal tax purposes amounts to $107,177,572.

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2008.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

July 31, 2008

Assets:
Total investments in securities, at value including $1,320,459 of investments in an affiliated issuer (Note 5) (identified cost $106,678,834)		$110,567,730
Cash		30,561
Income receivable		15,184
Receivable for investments sold		2,373,411
Receivable for shares sold		1,037,712
TOTAL ASSETS		114,024,598
Liabilities:
Payable for investments purchased	$3,058,988
Payable for shares redeemed	439,291
Payable for distribution services fee (Note 5)	10,500
Payable for shareholder services fee (Note 5)	23,867
Accrued expenses	148,261
TOTAL LIABILITIES		3,680,907
Net assets for 9,506,364 shares outstanding		$110,343,691
Net Assets Consist of:
Paid-in capital		$180,553,606
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		3,889,239
Accumulated net realized loss on investments		(74,098,140)
Accumulated net investment income (loss)		(1,014)
TOTAL NET ASSETS		$110,343,691
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($62,208,790 ÷ 5,336,651 shares outstanding), no par value, unlimited shares authorized		$11.66
Offering price per share		$11.66
Redemption proceeds per share		$11.66
Class A Shares:
Net asset value per share ($31,874,470 ÷ 2,755,032 shares outstanding), no par value, unlimited shares authorized		$11.57
Offering price per share (100/94.50 of $11.57) [1]		$12.24
Redemption proceeds per share		$11.57
Class B Shares:
Net asset value per share ($9,810,509 ÷ 845,020 shares outstanding), no par value, unlimited shares authorized		$11.61
Offering price per share		$11.61
Redemption proceeds per share (94.50/100 of $11.61) [1]		$10.97
Class C Shares:
Net asset value per share ($6,449,922 ÷ 569,661 shares outstanding), no par value, unlimited shares authorized		$11.32
Offering price per share		$11.32
Redemption proceeds per share (99.00/100 of $11.32) [1]		$11.21

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended July 31, 2008

Investment Income:
Dividends (including $40,996 received from an affiliated issuer (Note 5))			$316,578
Interest			6,810
TOTAL INCOME			323,388
Expenses:
Investment adviser fee (Note 5)		$645,822
Administrative personnel and services fee (Note 5)		245,410
Custodian fees		28,138
Transfer and dividend disbursing agent fees and expenses		270,590
Directors'/Trustees' fees		1,381
Auditing fees		29,700
Legal fees		17,137
Portfolio accounting fees		85,618
Distribution services fee--Class B Shares (Note 5)		37,285
Distribution services fee--Class C Shares (Note 5)		23,135
Shareholder services fee--Class A Shares (Note 5)		30,146
Shareholder services fee--Class B Shares (Note 5)		12,429
Shareholder services fee--Class C Shares (Note 5)		6,703
Account administration fee--Class A Shares		123
Account administration fee--Class C Shares		104
Share registration costs		78,349
Printing and postage		36,808
Insurance premiums		4,759
Miscellaneous		3,486
TOTAL EXPENSES		1,557,123
Waivers and Reimbursement (Note 5):
Waiver/reimbursement of investment adviser fee	$(556,522)
Waiver of administrative personnel and services fee	(48,290)
TOTAL WAIVERS AND REIMBURSEMENT		(604,812)
Net expenses			952,311
Net investment income (loss)			(628,923)
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments			(11,971,658)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			9,435,934
Net realized and unrealized loss on investments and foreign currency transactions			(2,535,724)
Change in net assets resulting from operations			$(3,164,647)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended July 31	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(628,923)	$(58,015)
Net realized gain (loss) on investments	(11,971,658)	239,622
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	9,435,934	617,453
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(3,164,647)	799,060
Distributions to Shareholders:
Distributions from net realized gain on investments
Institutional Shares	(155,811)	--
Class A Shares	(11,057)	--
Class C Shares	(6,609)	--
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(173,477)	--
Share Transactions:
Proceeds from sale of shares	73,388,956	16,603,113
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Technology Fund	44,263,203	--
Net asset value of shares issued to shareholders in payment of distributions declared	146,644	--
Cost of shares redeemed	(21,595,763)	(655,023)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	96,203,040	15,948,090
Change in net assets	92,864,916	16,747,150
Net Assets:
Beginning of period	17,478,775	731,625
End of period (including accumulated net investment income (loss) of $(1,014) and $0, respectively)	$110,343,691	$17,478,775

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

July 31, 2008

1. ORGANIZATION

Federated MDT Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of nine portfolios. The financial statements included herein are only those of Federated MDT Small Cap Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Institutional Shares, Class A Shares, Class B Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Institutional Shares are presented separately. The primary investment objective of the Fund is long-term capital appreciation.

MDT Small Cap Growth Fund (the "Predecessor Fund") was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund, which commenced operations on September 15, 2005.

Effective March 13, 2008, the Fund began offering Class B Shares.

On March 14, 2008, the Fund received assets from Federated Technology Fund as the result of a tax-free reorganization, as follows:

Shares of the Fund Issued	Federated Technology Fund Net Assets Received	Unrealized Depreciation [1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of Federated Technology Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
3,954,962	$44,263,203	$(6,136,744)	$40,850,828	$44,263,203	$85,114,031

1 Unrealized Depreciation is included in the Federated Technology Fund Net Assets Received amount shown above.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conduct its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses,and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration, distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," on August 1, 2007. As of and during the year ended July 31, 2008, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2008, tax years 2006 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the commonwealth of Massachusetts.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended July 31	2008		2007
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	4,827,064	$59,077,425	1,263,095	$15,852,998
Shares issued to shareholders in payment of distributions declared	10,017	133,229	--	--
Shares redeemed	(747,875)	(8,924,748)	(37,007)	(478,571)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	4,089,206	$50,285,906	1,226,088	$15,374,427

Year Ended July 31	2008		2007
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,014,861	$12,172,465	38,516	$455,091
Shares issued in connection with tax-free transfer of assets from Federated Technology Fund	1,965,099	21,986,533	--	--
Shares issued to shareholders in payment of distributions declared	766	10,117	--	--
Shares redeemed	(266,794)	(3,116,808)	(12,243)	(147,029)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	2,713,932	$31,052,307	26,273	$308,062

	Period Ended 7/31/2008 [1]		Year Ended 7/31/2007
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	12,136	$147,178	--	$--
Shares issued in connection with tax-free transfer of assets from Federated Technology Fund	1,540,719	17,345,297	--	--
Shares redeemed	(707,835)	(8,399,050)	--	--
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	845,020	$9,093,425	--	$--

Year Ended July 31	2008		2007
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	164,693	$1,991,888	24,628	$295,024
Shares issued in connection with tax-free transfer of assets from Federated Technology Fund	449,144	4,931,373	--	--
Shares issued to shareholders in payment of distributions declared	254	3,298	--	--
Shares redeemed	(99,359)	(1,155,157)	(2,775)	(29,423)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	514,732	$5,771,402	21,853	$265,601
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	8,162,890	$96,203,040	1,274,214	$15,948,090

1 Reflects operations for the period from March 13, 2008 (date of initial investment) to July 31, 2008.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for expiration of capital loss carryforwards, net operating loss, merger wash sale loss deferrals and capital loss carryforwards acquired in merger.

For the year ended July 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$61,485,578	$627,909	$(62,113,487)

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2008 and 2007, was as follows:

	2008	2007
Ordinary income [1]	$149,972	$--
Long-term capital gains	$ 23,505	$--

1 For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of July 31, 2008, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$3,390,501
Capital loss carryforwards and deferrals	$(73,600,416)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At July 31, 2008, the cost of investments for federal tax purposes was $107,177,572. The net unrealized appreciation of investments for federal tax purposes excluding net unrealized appreciation from foreign currency transactions was $3,390,158. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $8,181,863 and net unrealized depreciation from investments for those securities having an excess of cost over value of $4,791,705.

At July 31, 2008, the Fund had a capital loss carryforward of $62,019,299 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2009	$59,356,831
2010	$ 2,459,915
2016	$ 202,553

As a result of the tax-free transfer of assets from Federated Technology Fund, the use of certain capital loss carryforwards listed above may be limited.

Capital loss carryforwards of $436,150,066 expired during the year ended July 31, 2008.

Under current tax regulations, capital losses on securities transactions and foreign currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of July 31, 2008, for federal income tax purposes, post October losses of $11,580,103 and $1,014 were deferred to August 1, 2008.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.15% of the Fund's average daily net assets. Prior to December 8, 2006, the Adviser received an annual investment adviser fee equal to 1.25% of the Fund's average daily net assets. Under the investment advisory contract, which is subject to annual review by the Trustees, the Adviser will waive all or a portion of the advisory fee and/or reimburse certain operating expenses (excluding interest, taxes and brokerage commissions) in order to contractually limit the Fund's aggregate annual operating expenses to no more than the following annual percentages for each Class of the Fund based on average daily net assets:

Share Class Name	Percentage of Average Daily Net Assets of Class
Institutional Shares	1.80%
Class A Shares	2.05%
Class C Shares	2.80%

The Adviser agreed to keep these contractual limitations in place through December 8, 2008.

In addition, after fulfilling its contractual commitment and subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any additional portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended July 31, 2008, the Adviser waived $555,381 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement (the "Agreement"), provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. During the period from July 15, 2006 through December 8, 2006, the administrator contractually agreed to waive a portion of its fee which it would otherwise be entitled to receive from the Fund under the Agreement. The level of fees payable by the Fund to FAS for the period will not exceed the level of fees which the Fund would have paid during the period to its previous service provider under its pervious administrative services contract. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended July 31, 2008, the net fee paid to FAS was 0.351% of average daily net assets of the Fund. The Fund currently accrues the minimum administrative fee; therefore the fee as a percentage of average aggregate daily net assets is greater than the amounts presented in the chart above. FAS waived $48,290 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act which became effective on December 11, 2006. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%

Prior to December 11, 2006, the Fund incurred distribution expenses according to the following schedule annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class C Shares	1.00%

Subject to terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2008, FSC retained $7,029 of fees paid by the Fund. For the year ended July 31, 2008, the Fund's Class A Shares did not incur a distribution services fee. On November 15, 2007, the Trustees approved an amendment to the Plan to reduce the distribution services fee for the Fund's Class A Shares from 0.25% to 0.05%. The amendment to the Plan became effective for the Fund on March 31, 2008.

Sales Charges

For the year ended July 31, 2008, FSC retained $4,203 in sales charges from the sale of Class A Shares. FSC also retained $1,779 of contingent deferred sales charges relating to redemptions of Class C. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended July 31, 2008, FSSC received $1,329 of fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Institutional Shares, Class A Shares, Class B Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.50%, 1.75%, 2.50% and 2.50%, respectively, for the fiscal year ending July 31, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2009.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2008, the Adviser reimbursed $1,141. Transactions with the affiliated company during the year ended July 31, 2008 were as follows:

Affiliate	Balance of Shares Held 7/31/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2008	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	317,904	57,405,067	56,402,512	1,320,459	$1,320,459	$40,996

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2008, were as follows:

Purchases	$195,725,294
Sales	$118,959,234

7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of July 31, 2008, there were no outstanding loans. During the year ended July 31, 2008, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of July 31, 2008, there were no outstanding loans. During the year ended July 31, 2008, the program was not utilized.

9. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended July 31, 2008, the amount of long-term capital gains designated by the Fund was $23,505.

For the fiscal year ended July 31, 2008, 11.83% of total ordinary dividends paid by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended July 31, 2008, 12.50% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES AND
SHAREHOLDERS OF FEDERATED MDT SMALL CAP GROWTH FUND:

We have audited the accompanying statement of assets and liabilities of Federated MDT Small Cap Growth Fund (the "Fund") (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Small Cap Growth Fund, a portfolio of Federated MDT Series, at July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
September 17, 2008

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Trust comprised 8 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology at Barry University and Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.; (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of FederatedServices Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2006	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Evaluation and Approval of Advisory Contract - May 2008

FEDERATED MDT SMALL CAP GROWTH FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2008. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds ( e.g. , institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees. He also observed that certain funds may exhibit important differences in their objectives and management techniques when compared to other funds placed in the same peer group by ranking organizations, noting in this connection that the Fund's quantitative investment program is of such a type.

For the one-year period ending December 31, 2007, the Fund's performance was above the median of the relevant peer group. In addition, the Board was informed by the Adviser that, for the same period, the Fund outperformed its benchmark index for the one-year period.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the Fund's most recently completed fiscal year, the Fund's investment advisory fee was waived in its entirety. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated MDT Small CapGrowth Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R775
Cusip 31421R767
Cusip 31421R676

37313 (9/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated MDT Small Cap Growth Fund

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2008

Institutional Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,				Period Ended
	2008		2007	[1]	7/31/2006	[2]
Net Asset Value, Beginning of Period	$13.02		$10.61		$10.00
Income From Investment Operations:
Net investment income (loss)	(0.11	) [3]	(0.13	) [3]	(0.13	) [3]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.18)		2.54		0.74
TOTAL FROM INVESTMENT OPERATIONS	(1.29)		2.41		0.61
Less Distributions:
Distributions from net realized gain on investments	(0.07)		--		--
Net Asset Value, End of Period	$11.66		$13.02		$10.61
Total Return [4]	(9.99)%		22.71%		6.10%

Ratios to Average Net Assets:
Net expenses	1.50%		1.50%		1.77	% [5]
Net investment income (loss)	(0.91)%		(1.03)%		(1.25	)% [5]
Expense waiver/reimbursement [6]	1.09%		5.58%		25.65	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$62,209		$16,245		$227
Portfolio turnover	212%		157%		157%

1 MDT Small Cap Growth Fund (the "Predecessor Fund") was reorganized into Federated MDT Small Cap Growth Fund (the "Fund") as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2008 to July 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 2/1/2008	Ending Account Value 7/31/2008	Expenses Paid During Period [1]
Actual	$1,000	$ 981.50	$7.39
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,017.40	$7.52

1 Expenses are equal to the Fund's annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half-year period).

Management's Discussion of Fund Performance

The fund's total return, at net asset value, for the fiscal year ended July 31, 2008 was (9.99)% for Institutional Shares. 1 The total return of the Russell 2000 ® Growth Index 2 was (3.76)% and the total return of the Lipper Small-Cap Growth Funds Index 3 was (11.20)% for the same period. The fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Russell index.

1 The fund is the successor to the MDT Small Cap Growth Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the fund had no investment operations. Accordingly, the performance information provided is historical information of the MDT Small Cap Growth Fund. Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

2 The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and investments cannot be made directly in an index.

3 Lipper Indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

MARKET OVERVIEW

Over the 12-month period ending July 31, 2008 domestic equity markets performed poorly in response to ongoing housing market deterioration, credit market distress and general economic weakness. The Russell 3000 ® Index, 4 which represents the performance of the 3,000 largest U.S. companies by market capitalization, finished the period down 10.32%. Small cap stocks had the best relative results as demonstrated by the (6.71)% return on the Russell 2000 ® Index, 5 which exceeded the (10.10)% and (11.81)% results for the Russell Midcap ® Index 6 and the Russell Top 200 ® Index, 7 respectively. Growth stocks significantly outperformed value stocks during the year, with the Russell 3000 ® Growth Index 8 returning (6.11)% as compared to (14.75)% for the Russell 3000 Value ® Index. 9

The best performing sectors during the period as measured by the Russell 3000 ® Index were Energy (up 9.40%), Materials (up 6.75%) and Consumer Staples (up 5.15%). Underperforming sectors included Financials (down 29.29%), Consumer Discretionary (down 23.98%) and Telecommunication Services (down 22.81%).

4 The Russell 3000® Index offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. market. The Russell 3000 is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index is unmanaged and investments cannot be made directly in an index.

5 The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. The index is unmanaged and investments cannot be made directly in an index.

6 The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 31% of the total market capitalization of the Russell 1000® Index. The index is unmanaged and investments cannot be made directly in an index.

7 Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 1000® Index, which represents approximately 69% of the total market capitalization of the Russell 1000® Index. The index is unmanaged and investments cannot be made directly in an index.

8 The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indexes. The index is unmanaged and investments cannot be made directly in an index.

9 The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes. The index is unmanaged and investments cannot be made directly in an index.

FUND PERFORMANCE

The most significant positive factor in the fund's performance relative to the Russell 2000 ® Growth Index was its stock selection in the Consumer Discretionary sector. Additionally, the fund's stock selection in the Materials sector and overweight in the Industrials sector contributed modestly to relative performance. The most significant negative factor in the fund's performance relative to the Russell 2000 ® Growth Index was its stock selection in the Industrials, Health Care and Financials sectors. The fund's underweight relative to the benchmark in the Health Care sector also detracted significantly from relative performance.

Individual stocks contributing to the fund's performance relative to the Russell 2000 ® Growth Index included: Compass Minerals International, Lindsay Corporation, a manufacturer of agricultural irrigation systems, Perrigo Company, a pharmaceuticals distributor, Blue Coat Systems, Inc., a software services company and Tupperware Corporation.

Individual stocks detracting from the fund's performance relative to the Russell 2000 ® Growth Index included: Perini Corporation, a general contracting and construction firm, FCStone, Group Inc., an integrated commodity risk management company, Crocs Inc., Apogee Enterprises, a designer of glass building materials and Bucyrus International, Inc., a mining equipment manufacturer.

GROWTH OF A $25,000 INVESTMENT - INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $25,000 1 in the Federated MDT Small Cap Growth Fund (Institutional Shares) (the "Fund") from September 15, 2005 (start of performance) to July 31, 2008, compared to the Russell 2000 ® Growth Index (Russell 2000 ® Growth) 2 and the Lipper Small-Cap Growth Funds Index. 3

Average Annual Total Returns for the Period Ended 7/31/2008
1 Year	(9.99)%
Start of Performance (9/15/2005)	5.67%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $25,000 in the Fund. The fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000® Growth and the Lipper Small-Cap Growth Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Russell 2000® Growth is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the fund's performance. The index is unmanaged and, unlike the fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper Indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At July 31, 2008, the Fund's industry composition 1 was as follows:

Industry	Percentage of Total Net Assets
Undesignated Consumer Cyclicals	7.6%
Software Packaged/Custom	5.6%
Clothing Stores	4.8%
Electrical Equipment	3.8%
Restaurant	3.7%
Electronic Instruments	3.0%
Oil Well Supply	3.0%
Oil Service, Explore & Drill	2.9%
Internet Services	2.8%
Defense Aerospace	2.7%
Specialty Chemicals	2.6%
Auto Original Equipment Manufacturers	2.4%
Shoes	2.3%
Medical Supplies	2.0%
Apparel	2.0%
Securities Brokerage	1.9%
Services to Medical Professionals	1.8%
Metal Fabrication	1.8%
Miscellaneous Machinery	1.7%
Personal Loans	1.7%
Specialty Machinery	1.6%
Industrial Machinery	1.6%
Electrical Test/Measuring Equipment	1.5%
Medical Technology	1.5%
Home Health Care	1.4%
Printed Circuit Boards	1.4%
Agricultural Machinery	1.3%
Home Products	1.3%
Generic Drugs	1.3%
Other Communications Equipment	1.3%
Personnel Agency	1.3%
Industry	Percentage of Total Net Assets
Multi-Industry Transportation	1.2%
Maritime	1.2%
Machine Tools	1.1%
Psychiatric Centers	1.1%
Defense Electronics	1.1%
Metal Containers	1.1%
Telecommunications Equipment & Services	1.0%
Other [2]	15.6%
Cash Equivalents [3]	1.2%
Other Assets and Liabilities--Net [4]	(0.2)%
TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 For purposes of this table, industry classifications which constitute less than 1.0% of the Fund's total net assets have been aggregated under the designation "Other."

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

July 31, 2008

Shares			Value
		COMMON STOCKS--99.0%
		Agricultural Machinery--1.3%
16,130		Lindsay Manufacturing Co.	$1,488,315
		Aluminum--0.5%
10,358		Kaiser Aluminum Corp.	546,384
		Apparel--2.0%
21,356	[1]	G-III Apparel Group Ltd.	342,337
34,266	[1]	Maidenform Brands, Inc.	524,612
44,664	[1]	True Religion Apparel, Inc.	1,154,118
9,193	[1]	Volcom, Inc.	164,922
		TOTAL	2,185,989
		Auto Original Equipment Manufacturers--2.4%
35,556	[1]	Fuel Systems Solutions, Inc.	1,330,506
32,689		Sun Hydraulics Corp.	1,346,787
		TOTAL	2,677,293
		Baking--0.5%
19,960		Flowers Foods, Inc.	600,197
		Beer--0.1%
4,530		Diamond Foods, Inc.	110,170
		Biotechnology--0.9%
25,740	[1]	Martek Biosciences Corp.	968,081
		Building Materials--0.8%
50,968		Apogee Enterprises, Inc.	880,727
		Cement--0.2%
5,717	[1]	Astec Industries, Inc.	182,487
		Clothing Stores--4.8%
847	[1]	Aeropostale, Inc.	27,316
27,105		Buckle, Inc.	1,395,094
50,316		Cato Corp., Class A	900,153
12,971	[1]	Children's Place Retail Stores, Inc.	493,547
14,826	[1]	Citi Trends, Inc.	342,925
40,042	[1]	Fossil, Inc.	1,072,325
29,964	[1]	Gymboree Corp.	1,120,654
		TOTAL	5,352,014
Shares			Value
		COMMON STOCKS--continued
		Commodity Chemicals--0.8%
11,523		Compass Minerals International, Inc.	$871,139
		Computer Networking--0.1%
10,902	[1]	Radiant Systems, Inc.	124,392
		Computer Services--0.9%
22,077	[1]	Manhattan Associates, Inc.	541,770
14,846		Syntel, Inc.	489,176
		TOTAL	1,030,946
		Construction Machinery--0.1%
2,495		Manitowoc, Inc.	65,768
		Contracting--0.8%
31,131	[1]	Perini Corp.	851,744
		Cosmetics & Toiletries--0.9%
45,093		Inter Parfums, Inc.	675,493
49,875	[1]	Sally Beauty Holdings, Inc.	369,075
		TOTAL	1,044,568
		Defense Aerospace--2.7%
22,833	[1]	Teledyne Technologies, Inc.	1,436,196
29,872	[1]	TransDigm Group, Inc.	1,099,588
7,847		Triumph Group, Inc.	415,577
		TOTAL	2,951,361
		Defense Electronics--1.1%
24,252	[1]	FLIR Systems, Inc.	988,026
13,014	[1]	La Barge, Inc.	192,347
		TOTAL	1,180,373
		Diversified Leisure--0.8%
29,329	[1]	Bally Technologies, Inc.	932,369
		Drug Stores--0.1%
1,644		Longs Drug Stores Corp.	76,857
		Electric & Electrical Original Equipment Manufacturers--0.1%
963	[1]	Energy Conversion Devices, Inc.	67,343
		Electrical Equipment--3.8%
53,304	[1]	GrafTech International Ltd.	1,249,979
21,840		Houston Wire & Cable Co.	429,811
21,215	[1]	Powell Industries, Inc.	1,113,787
27,238		Robbins & Myers, Inc.	1,382,873
		TOTAL	4,176,450
Shares			Value
		COMMON STOCKS--continued
		Electrical Test/Measuring Equipment--1.5%
25,880		Badger Meter, Inc.	$1,457,820
5,756		MTS Systems Corp.	241,119
		TOTAL	1,698,939
		Electronic Components--0.6%
39,544	[1]	Volterra Semiconductor Corp.	648,522
		Electronic Instruments--3.0%
9,016		Analogic Corp.	659,791
20,915	[1]	Axsys Technologies, Inc.	1,535,998
90,704	[1]	Cogent, Inc.	919,739
4,661	[1]	OYO Geospace Corp.	219,160
		TOTAL	3,334,688
		Ethical Drugs--0.4%
11,645	[1]	Matrixx Initiatives, Inc.	214,734
12,691	[1]	Sciele Pharma, Inc.	236,687
2,710	[1]	Sucampo Pharmaceuticals, Inc., Class A	32,520
		TOTAL	483,941
		Financial Services--0.1%
9,926	[1]	Cardtronics, Inc.	85,364
		Food Wholesaling--0.8%
21,413		Nash Finch Co.	845,171
		Furniture--0.1%
3,606		Aaron Rents, Inc.	99,057
		Generic Drugs--1.3%
40,676		Perrigo Co.	1,433,015
		Home Health Care--1.4%
22,458	[1]	Amedisys, Inc.	1,440,007
3,551	[1]	LHC Group, Inc.	99,499
		TOTAL	1,539,506
		Home Products--1.3%
38,129		Tupperware Brands Corp.	1,487,031
		Industrial Machinery--1.6%
7,905		Gorman Rupp Co.	352,089
12,737		Valmont Industries, Inc.	1,361,713
		TOTAL	1,713,802
Shares			Value
		COMMON STOCKS--continued
		Internet Services--2.8%
31,813	[1]	Bidz.com, Inc.	$291,089
14,871	[1]	NetFlix, Inc.	459,365
24,728	[1]	Overstock.com, Inc.	439,169
9,554	[1]	Priceline.com, Inc.	1,098,232
120,469	[1]	RealNetworks, Inc.	827,622
		TOTAL	3,115,477
		Leasing--0.4%
25,898	[1]	CAI International, Inc.	472,897
		Machine Tools--1.1%
26,863	[1]	AZZ, Inc.	1,229,520
		Maritime--1.2%
50,359		TAL International Group, Inc.	1,274,083
		Medical Supplies--2.0%
22,839	[1]	Kensey Nash Corp.	793,198
35,648	[1]	Merit Medical Systems, Inc.	720,446
46,683	[1]	PetMed Express, Inc.	676,903
		TOTAL	2,190,547
		Medical Technology--1.5%
33,888	[1]	Cyberonics, Inc.	935,987
4,663	[1]	Synovis Life Technologies, Inc.	96,244
28,076	[1]	Vnus Medical Technologies, Inc.	571,627
1,072	[1]	Zoll Medical Corp.	33,768
		TOTAL	1,637,626
		Metal Containers--1.1%
17,068		Greif, Inc., Class A	1,038,417
2,658		Silgan Holdings, Inc.	140,396
		TOTAL	1,178,813
		Metal Fabrication--1.8%
21,367		Barnes Group, Inc.	482,681
23,285		CIRCOR International, Inc.	1,386,855
5,885		NN, Inc.	78,388
		TOTAL	1,947,924
		Miscellaneous Communications--0.8%
39,268		NTELOS Holdings Corp.	938,898
Shares			Value
		COMMON STOCKS--continued
		Miscellaneous Food Products--0.6%
13,588	[1]	Overhill Farms, Inc.	$130,173
12,411		The Anderson's, Inc.	564,080
		TOTAL	694,253
		Miscellaneous Machinery--1.7%
10,472		Graham Corp.	932,008
12,657		Nordson Corp.	894,344
869		Regal Beloit Corp.	36,281
		TOTAL	1,862,633
		Multi-Industry Transportation--1.2%
55,475		Pacer International, Inc.	1,316,976
		Natural Gas Production--0.3%
14,981	[1]	Natural Gas Services Group, Inc.	384,412
		Oil Service, Explore & Drill--2.9%
38,807	[1]	Complete Production Services, Inc.	1,235,615
12,820	[1]	Dawson Geophysical Co.	841,377
12,301	[1]	Gulfmark Offshore, Inc.	617,264
7,455	[1]	T-3 Energy Services, Inc.	511,189
		TOTAL	3,205,445
		Oil Well Supply--3.0%
30,555		Gulf Island Fabrication, Inc.	1,355,114
7,078		Lufkin Industries, Inc.	631,358
23,337	[1]	Oil States International, Inc.	1,280,735
		TOTAL	3,267,207
		Other Communications Equipment--1.3%
87,654	[1]	Syniverse Holdings, Inc.	1,419,995
		Personal Loans--1.7%
5,586		Cash America International, Inc.	235,506
29,327	[1]	Ezcorp, Inc., Class A	527,299
33,398	[1]	World Acceptance Corp.	1,094,118
		TOTAL	1,856,923
		Personnel Agency--1.3%
20,987	[1]	Aecom Technology Corp.	597,500
43,888	[1]	Kenexa Corp.	820,267
		TOTAL	1,417,767
Shares			Value
		COMMON STOCKS--continued
		Photo-Optical Computer-Equipment--0.2%
14,803		Cognex Corp.	$279,037
		Printed Circuit Boards--1.4%
164,220	[1]	PMC-Sierra, Inc.	1,188,953
30,496	[1]	TTM Technologies	343,080
		TOTAL	1,532,033
		Printing--0.5%
17,123	[1]	Consolidated Graphics, Inc.	573,620
		Psychiatric Centers--1.1%
34,658	[1]	Psychiatric Solutions, Inc.	1,213,723
		Railroad--0.4%
8,014		Wabtec Corp.	444,777
		Recreational Vehicles--0.7%
17,630		Polaris Industries, Inc., Class A	754,564
		Restaurant--3.7%
94	[1]	Buffalo Wild Wings, Inc.	3,095
42,652	[1]	CEC Entertainment, Inc.	1,486,849
18,080		CKE Restaurants, Inc.	221,842
51,968	[1]	California Pizza Kitchen, Inc.	678,182
9,357	[1]	Green Mountain Coffee, Inc.	340,127
27,659	[1]	Panera Bread Co.	1,385,716
		TOTAL	4,115,811
		Savings and Loan--0.4%
28,626	[1]	Investors Bancorp, Inc.	435,401
		Securities Brokerage--1.9%
34,539	[1]	Fcstone Group, Inc.	665,221
49,314	[1]	Interactive Brokers Group, Inc., Class A	1,383,751
		TOTAL	2,048,972
		Semiconductor Manufacturing--0.8%
42,095		Micrel, Inc.	400,744
5,048	[1]	NVE Corp.	144,373
9,275	[1]	NetLogic Microsystems, Inc.	296,893
		TOTAL	842,010
		Semiconductor Manufacturing Equipment--0.5%
39,099	[1]	Ultratech, Inc.	576,319
Shares			Value
		COMMON STOCKS--continued
		Services to Medical Professionals--1.8%
27,903	[1]	Athenahealth, Inc.	$842,671
6,216	[1]	Centene Corp.	138,679
70,809	[1]	eResearch Technology, Inc.	1,030,979
		TOTAL	2,012,329
		Shoes--2.3%
9,579	[1]	Deckers Outdoor Corp.	1,082,523
46,391	[1]	Skechers USA, Inc., Class A	876,790
21,957		Wolverine World Wide, Inc.	586,911
		TOTAL	2,546,224
		Software Packaged/Custom--5.6%
4,099	[1]	Advent Software, Inc.	178,470
28,171	[1]	IGATE Capital Corp.	277,484
26,051	[1]	PC-Tel, Inc.	271,712
12,160	[1]	Progress Software Corp.	357,869
36,521	[1]	S1 Corp.	296,551
19,009	[1]	SPSS, Inc.	628,247
47,291	[1]	Solera Holdings, Inc.	1,370,966
71,672	[1]	Websense, Inc.	1,495,795
109,113	[1]	Wind River Systems, Inc.	1,279,895
		TOTAL	6,156,989
		Specialty Chemicals--2.6%
32,543		Koppers Holdings, Inc.	1,406,183
22,330		Minerals Technologies, Inc.	1,440,508
		TOTAL	2,846,691
		Specialty Machinery--1.6%
7,678		Sauer-Danfoss, Inc.	225,349
33,278		Woodward Governor Co.	1,497,510
		TOTAL	1,722,859
		Specialty Retailing--0.1%
5,215	[1]	Lumber Liquidators, Inc.	78,121
		Telecommunications Equipment & Services--1.0%
4,867	[1]	Neutral Tandem, Inc.	84,102
70,347	[1]	Premiere Global Services, Inc.	1,062,943
		TOTAL	1,147,045
Shares			Value
		COMMON STOCKS--continued
		Telephone Utility--0.1%
40,968	[1]	Cincinnati Bell, Inc.	$159,775
		Undesignated Consumer Cyclicals--7.6%
2,980	[1]	American Public Education, Inc.	135,381
27,820	[1]	CoStar Group, Inc.	1,387,940
41,944	[1]	Corinthian Colleges, Inc.	660,618
26,533	[1]	Exponent, Inc.	810,318
25,318	[1]	Hackett Group, Inc.	161,529
69,821	[1]	Navigant Consulting, Inc.	1,290,292
38,508		Nu Skin Enterprises, Inc., Class A	622,289
35,209	[1]	Parexel International Corp.	1,029,159
819		Strayer Education, Inc.	182,391
65,906	[1]	Sykes Enterprises, Inc.	1,163,900
16,337		Watson Wyatt & Co. Holdings	946,566
		TOTAL	8,390,383
		Undesignated Technology--0.2%
7,525	[1]	American Reprographics Co.	120,475
6,508	[1]	RightNow Technologies, Inc.	104,714
		TOTAL	225,189
		TOTAL COMMON STOCKS (IDENTIFIED COST $105,358,375)	109,247,271
		MUTUAL FUND--1.2%
1,320,459	[2,3]	Prime Value Obligations Fund, Institutional Shares, 2.58% (AT NET ASSET VALUE)	1,320,459
		TOTAL INVESTMENTS--100.2% (IDENTIFIED COST $106,678,834) [4]	110,567,730
		OTHER ASSETS AND LIABILITIES - NET--(0.2)% [5]	(224,039)
		TOTAL NET ASSETS--100%	$110,343,691

1 Non-income producing security.

2 Affiliated company.

3 7-Day net yield.

4 The cost of investments for federal tax purposes amounts to $107,177,572.

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2008.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

July 31, 2008

Assets:
Total investments in securities, at value including $1,320,459 of investments in an affiliated issuer (Note 5) (identified cost $106,678,834)		$110,567,730
Cash		30,561
Income receivable		15,184
Receivable for investments sold		2,373,411
Receivable for shares sold		1,037,712
TOTAL ASSETS		114,024,598
Liabilities:
Payable for investments purchased	$3,058,988
Payable for shares redeemed	439,291
Payable for distribution services fee (Note 5)	10,500
Payable for shareholder services fee (Note 5)	23,867
Accrued expenses	148,261
TOTAL LIABILITIES		3,680,907
Net assets for 9,506,364 shares outstanding		$110,343,691
Net Assets Consist of:
Paid-in capital		$180,553,606
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		3,889,239
Accumulated net realized loss on investments		(74,098,140)
Accumulated net investment income (loss)		(1,014)
TOTAL NET ASSETS		$110,343,691
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($62,208,790 ÷ 5,336,651 shares outstanding), no par value, unlimited shares authorized		$11.66
Offering price per share		$11.66
Redemption proceeds per share		$11.66
Class A Shares:
Net asset value per share ($31,874,470 ÷ 2,755,032 shares outstanding), no par value, unlimited shares authorized		$11.57
Offering price per share (100/94.50 of $11.57) [1]		$12.24
Redemption proceeds per share		$11.57
Class B Shares:
Net asset value per share ($9,810,509 ÷ 845,020 shares outstanding), no par value, unlimited shares authorized		$11.61
Offering price per share		$11.61
Redemption proceeds per share (94.50/100 of $11.61) [1]		$10.97
Class C Shares:
Net asset value per share ($6,449,922 ÷ 569,661 shares outstanding), no par value, unlimited shares authorized		$11.32
Offering price per share		$11.32
Redemption proceeds per share (99.00/100 of $11.32) [1]		$11.21

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended July 31, 2008

Investment Income:
Dividends (including $40,996 received from an affiliated issuer) (Note 5)			$316,578
Interest			6,810
TOTAL INCOME			323,388
Expenses:
Investment adviser fee (Note 5)		$645,822
Administrative personnel and services fee (Note 5)		245,410
Custodian fees		28,138
Transfer and dividend disbursing agent fees and expenses		270,590
Directors'/Trustees' fees		1,381
Auditing fees		29,700
Legal fees		17,137
Portfolio accounting fees		85,618
Distribution services fee--Class B Shares (Note 5)		37,285
Distribution services fee--Class C Shares (Note 5)		23,135
Shareholder services fee--Class A Shares (Note 5)		30,146
Shareholder services fee--Class B Shares (Note 5)		12,429
Shareholder services fee--Class C Shares (Note 5)		6,703
Account administration fee--Class A Shares		123
Account administration fee--Class C Shares		104
Share registration costs		78,349
Printing and postage		36,808
Insurance premiums		4,759
Miscellaneous		3,486
TOTAL EXPENSES		1,557,123
Waivers and Reimbursement (Note 5):
Waiver/reimbursement of investment adviser fee	$(556,522)
Waiver of administrative personnel and services fee	(48,290)
TOTAL WAIVERS AND REIMBURSEMENT		(604,812)
Net expenses			952,311
Net investment income (loss)			(628,923)
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments			(11,971,658)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			9,435,934
Net realized and unrealized loss on investments and foreign currency transactions			(2,535,724)
Change in net assets resulting from operations			$(3,164,647)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended July 31	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(628,923)	$(58,015)
Net realized gain (loss) on investments	(11,971,658)	239,622
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	9,435,934	617,453
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(3,164,647)	799,060
Distributions to Shareholders:
Distributions from net realized gain on investments
Institutional Shares	(155,811)	--
Class A Shares	(11,057)	--
Class C Shares	(6,609)	--
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(173,477)	--
Share Transactions:
Proceeds from sale of shares	73,388,956	16,603,113
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Technology Fund	44,263,203	--
Net asset value of shares issued to shareholders in payment of distributions declared	146,644	--
Cost of shares redeemed	(21,595,763)	(655,023)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	96,203,040	15,948,090
Change in net assets	92,864,916	16,747,150
Net Assets:
Beginning of period	17,478,775	731,625
End of period (including accumulated net investment income (loss) of $(1,014) and $0, respectively)	$110,343,691	$17,478,775

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

July 31, 2008

1. ORGANIZATION

Federated MDT Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of nine portfolios. The financial statements included herein are only those of Federated MDT Small Cap Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Institutional Shares, Class A Shares, Class B Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Class A Shares, Class B Shares and Class C Shares are presented separately. The primary investment objective of the Fund is long-term capital appreciation.

MDT Small Cap Growth Fund (the "Predecessor Fund") was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund, which commenced operations on September 15, 2005.

Effective March 13, 2008, the Fund began offering Class B Shares.

On March 14, 2008, the Fund received assets from Federated Technology Fund as the result of a tax-free reorganization, as follows:

Shares of the Fund Issued	Federated Technology Fund Net Assets Received	Unrealized Depreciation [1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of Federated Technology Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
3,954,962	$44,263,203	$(6,136,744)	$40,850,828	$44,263,203	$85,114,031

1 Unrealized Depreciation is included in the Federated Technology Fund Net Assets Received amount shown above.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conduct its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration, distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," on August 1, 2007. As of and during the year ended July 31, 2008, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2008, tax years 2006 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the commonwealth of Massachusetts.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended July 31	2008		2007
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	4,827,064	$59,077,425	1,263,095	$15,852,998
Shares issued to shareholders in payment of distributions declared	10,017	133,229	--	--
Shares redeemed	(747,875)	(8,924,748)	(37,007)	(478,571)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	4,089,206	$50,285,906	1,226,088	$15,374,427

Year Ended July 31	2008		2007
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,014,861	$12,172,465	38,516	$455,091
Shares issued in connection with tax-free transfer of assets from Federated Technology Fund	1,965,099	21,986,533	--	--
Shares issued to shareholders in payment of distributions declared	766	10,117	--	--
Shares redeemed	(266,794)	(3,116,808)	(12,243)	(147,029)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	2,713,932	$31,052,307	26,273	$308,062

	Period Ended 7/31/2008 [1]		Year Ended 7/31/2007
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	12,136	$147,178	--	$--
Shares issued in connection with tax-free transfer of assets from Federated Technology Fund	1,540,719	17,345,297	--	--
Shares redeemed	(707,835)	(8,399,050)	--	--
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	845,020	$9,093,425	--	$--

Year Ended July 31	2008		2007
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	164,693	$1,991,888	24,628	$295,024
Shares issued in connection with tax-free transfer of assets from Federated Technology Fund	449,144	4,931,373	--	--
Shares issued to shareholders in payment of distributions declared	254	3,298	--	--
Shares redeemed	(99,359)	(1,155,157)	(2,775)	(29,423)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	514,732	$5,771,402	21,853	$265,601
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	8,162,890	$96,203,040	1,274,214	$15,948,090

1 Reflects operations for the period from March 13, 2008 (date of initial investment) to July 31, 2008.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for expiration of capital loss carryforwards, net operating loss, merger wash sale loss deferrals and capital loss carryforwards acquired in merger.

For the year ended July 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$61,485,578	$627,909	$(62,113,487)

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2008 and 2007, was as follows:

	2008	2007
Ordinary income [1]	$149,972	$--
Long-term capital gains	$ 23,505	$--

1 For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of July 31, 2008, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$3,390,501
Capital loss carryforwards and deferrals	$(73,600,416)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At July 31, 2008, the cost of investments for federal tax purposes was $107,177,572. The net unrealized appreciation of investments for federal tax purposes excluding net unrealized appreciation from foreign currency transactions was $3,390,158. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $8,181,863 and net unrealized depreciation from investments for those securities having an excess of cost over value of $4,791,705.

At July 31, 2008, the Fund had a capital loss carryforward of $62,019,299 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2009	$59,356,831
2010	$ 2,459,915
2016	$ 202,553

As a result of the tax-free transfer of assets from Federated Technology Fund, the use of certain capital loss carryforwards listed above may be limited.

Capital loss carryforwards of $436,150,066 expired during the year ended July 31, 2008.

Under current tax regulations, capital losses on securities transactions and foreign currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of July 31, 2008, for federal income tax purposes, post October losses of $11,580,103 and $1,014 were deferred to August 1, 2008.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.15% of the Fund's average daily net assets. Prior to December 8, 2006, the Adviser received an annual investment adviser fee equal to 1.25% of the Fund's average daily net assets. Under the investment advisory contract, which is subject to annual review by the Trustees, the Adviser will waive all or a portion of the advisory fee and/or reimburse certain operating expenses (excluding interest, taxes and brokerage commissions) in order to contractually limit the Fund's aggregate annual operating expenses to no more than the following annual percentages for each Class of the Fund based on average daily net assets:

Share Class Name	Percentage of Average Daily Net Assets of Class
Institutional Shares	1.80%
Class A Shares	2.05%
Class C Shares	2.80%

The Adviser agreed to keep these contractual limitations in place through December 8, 2008.

In addition, after fulfilling its contractual commitment and subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any additional portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended July 31, 2008, the Adviser waived $555,381 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement (the "Agreement"), provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. During the period from July 15, 2006 through December 8, 2006, the administrator contractually agreed to waive a portion of its fee which it would otherwise be entitled to receive from the Fund under the Agreement. The level of fees payable by the Fund to FAS for the period will not exceed the level of fees which the Fund would have paid during the period to its previous service provider under its pervious administrative services contract. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended July 31, 2008, the net fee paid to FAS was 0.351% of average daily net assets of the Fund. The Fund currently accrues the minimum administrative fee; therefore the fee as a percentage of average aggregate daily net assets is greater than the amounts presented in the chart above. FAS waived $48,290 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act which became effective on December 11, 2006. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%

Prior to December 11, 2006, the Fund incurred distribution expenses according to the following schedule annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class C Shares	1.00%

Subject to terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2008, FSC retained $7,029 of fees paid by the Fund. For the year ended July 31, 2008, the Fund's Class A Shares did not incur a distribution services fee. On November 15, 2007, the Trustees approved an amendment to the Plan to reduce the distribution services fee for the Fund's Class A Shares from 0.25% to 0.05%. The amendment to the Plan became effective for the Fund on March 31, 2008.

Sales Charges

For the year ended July 31, 2008, FSC retained $4,203 in sales charges from the sale of Class A Shares. FSC also retained $1,779 of contingent deferred sales charges relating to redemptions of Class C. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended July 31, 2008, FSSC received $1,329 of fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Institutional Shares, Class A Shares, Class B Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.50%, 1.75%, 2.50% and 2.50%, respectively, for the fiscal year ending July 31, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2009.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2008, the Adviser reimbursed $1,141. Transactions with the affiliated company during the year ended July 31, 2008 were as follows:

Affiliate	Balance of Shares Held 7/31/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2008	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	317,904	57,405,067	56,402,512	1,320,459	$1,320,459	$40,996

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2008, were as follows:

Purchases	$195,725,294
Sales	$118,959,234

7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of July 31, 2008, there were no outstanding loans. During the year ended July 31, 2008, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of July 31, 2008, there were no outstanding loans. During the year ended July 31, 2008, the program was not utilized.

9. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended July 31, 2008, the amount of long-term capital gains designated by the Fund was $23,505.

For the fiscal year ended July 31, 2008, 11.83% of total ordinary dividends paid by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended July 31, 2008, 12.50% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES AND SHAREHOLDERS OF FEDERATED MDT SMALL CAP GROWTH FUND:

We have audited the accompanying statement of assets and liabilities of Federated MDT Small Cap Growth Fund (the "Fund") (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Small Cap Growth Fund, a portfolio of Federated MDT Series, at July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
September 17, 2008

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Trust comprised 8 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology at Barry University and Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.; (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2006	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Evaluation and Approval of Advisory Contract - May 2008

FEDERATED MDT SMALL CAP GROWTH FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2008. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees. He also observed that certain funds may exhibit important differences in their objectives and management techniques when compared to other funds placed in the same peer group by ranking organizations, noting in this connection that the Fund's quantitative investment program is of such a type.

For the one-year period ending December 31, 2007, the Fund's performance was above the median of the relevant peer group. In addition, the Board was informed by the Adviser that, for the same period, the Fund outperformed its benchmark index for the one-year period.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the Fund's most recently completed fiscal year, the Fund's investment advisory fee was waived in its entirety. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated MDT Small Cap Growth Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R759

37315 (9/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated MDT Small Cap Value Fund

Established 2005

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2008

Class A Shares
Class C Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,				Period Ended
	2008		2007	[1]	7/31/2006	[2]
Net Asset Value, Beginning of Period	$11.37		$10.61		$10.00
Income From Investment Operations:
Net investment income (loss)	(0.04	) [3]	(0.05	) [3]	(0.07	) [3]
Net realized and unrealized gain (loss) on investments	(0.24)		0.81		0.68
TOTAL FROM INVESTMENT OPERATIONS	(0.28)		0.76		0.61
Less Distributions:
Distributions from net realized gain on investments	(0.76)		--		--
Net Asset Value, End of Period	$10.33		$11.37		$10.61
Total Return [4]	(2.69)%		7.16%		6.10%

Ratios to Average Net Assets:
Net expenses	1.75%		1.75%		2.00	% [5]
Net investment income (loss)	(0.32)%		(0.44)%		(0.59	)% [5]
Expense waiver/reimbursement [6]	3.05%		4.45%		34.07	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$3,179		$2,950		$699
Portfolio turnover	245%		240%		124%

1 MDT Small Cap Value Fund (the "Predecessor Fund") was reorganized into Federated MDT Small Cap Value Fund (the "Fund") as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to
July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,				Period Ended
	2008		2007	[1]	7/31/2006	[2]
Net Asset Value, Beginning of Period	$11.21		$10.54		$10.00
Income From Investment Operations:
Net investment income (loss)	(0.12	) [3]	(0.14	) [3]	(0.15	) [3]
Net realized and unrealized gain (loss) on investments	(0.23)		0.81		0.69
TOTAL FROM INVESTMENT OPERATIONS	(0.35)		0.67		0.54
Less Distributions:
Distributions from net realized gain on investments	(0.76)		--		--
Net Asset Value, End of Period	$10.10		$11.21		$10.54
Total Return [4]	(3.38)%		6.36%		5.40%

Ratios to Average Net Assets:
Net expenses	2.50%		2.50%		2.75	% [5]
Net investment income (loss)	(1.11)%		(1.20)%		(1.34	)% [5]
Expense waiver/reimbursement [6]	2.73%		4.06%		34.07	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$3,195		$951		$51
Portfolio turnover	245%		240%		124%

1 The Predecessor Fund was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to
July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2008 to July 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 2/1/2008	Ending Account Value 7/31/2008	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$1,021.80	$ 8.80
Class C Shares	$1,000	$1,018.10	$12.54
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,016.16	$ 8.77
Class C Shares	$1,000	$1,012.43	$12.51

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.75%
Class C Shares	2.50%

Management's Discussion of Fund Performance

The fund's Class A Shares and Class C Shares total returns for the fiscal year ended July 31, 2008 were (2.69)% and (3.38)%, respectively, based on net asset value. 1 The total return of the Russell 2000 ® Value Index 2 (Russell 2000 ® Value) was (9.95)% and the total return of the Lipper Small-Cap Value Funds Index 3 was (12.36)% for the same period. The fund's Class A Shares and Class C Shares total returns for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Russell 2000 ® Value.

1 The fund is the successor to the MDT Small Cap Value Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the fund had no investment operations. Accordingly, the performance information provided is historical information of the MDT Small Cap Value Fund. Small Company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

2 The Russell 2000® Value Index offers investors access to the small-cap value segment of the U.S. equity universe. The Russell 2000 Value is constructed to provide a comprehensive and unbiased barometer of the small-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine value probability approximates the aggregate small-cap value manager's opportunity set.

3 Lipper Indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

MARKET OVERVIEW

Over the 12-month period ending July 31, 2008, domestic equity markets performed poorly in response to ongoing housing market deterioration, credit market distress and general economic weakness. The Russell 3000 ® Index, 4 which represents the performance of the 3,000 largest U.S. companies by market capitalization, finished the period down (10.32)%. Small-cap stocks had the best relative results as demonstrated by the (6.71)% return of the Russell 2000 ® Index, 5 which exceeded the (10.10)% and (10.81)% results for the Russell Midcap ® Index 6 and the Russell Top 200 ® Index, 7 respectively. Growth stocks significantly outperformed value stocks during the year, with the Russell 3000 ® Growth Index 8 returning (6.11)% as compared to (14.75)% for the Russell 3000 Value ® Index. 9

4 The Russell 3000® Index offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. market. The Russell 3000 is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.

5 The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The index is unmanaged and investments cannot be made directly in an index.

6 The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 31% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and investments cannot be made directly in an index.

7 Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 69% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and investments cannot be made directly in an index.

8 The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The index is unmanaged and investments cannot be made directly in an index.

9 The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The index is unmanaged and investments cannot be made directly in an index.

The best performing sectors during the period as measured by the Russell 3000 ® Index were Energy (up 9.40%), Materials (up 6.75%) and Consumer Staples (up 5.15%). Underperforming sectors included Financials (down 29.29%), Consumer Discretionary (down 23.98%) and Telecommunication Services (down 22.81%).

FUND PERFORMANCE

The most significant positive factor in the fund's performance relative to the Russell 2000 ® Value Index was its relative underweight and stock selection in the Financials sector. The fund's stock selection in the Consumer Discretionary, Industrials and Materials sectors also provided significant contributions. Additionally, the fund's overweight in the Energy sector provided a significant contribution to relative performance. The most significant negative factor in the fund's performance relative to the Russell 2000 ® Value Index was its underweight in the Health Care sector which detracted modestly.

Individual stocks contributing to the fund's performance relative to the Russell 2000 Value Index included: Terra Industries, Inc., an agricultural and industrial chemical producer, Encore Acquisition Company, Whiting Petroleum Corporation and Stone Energy Corporation, all oil and natural gas production companies, and Compass Minerals International, Inc., a mineral producer.

Individual stocks detracting from the fund's performance relative to the Russell 2000 Value Index included: CF Industries Holdings Inc., a fertilizer manufacturer, Petrohawk Energy Corporation, an oil and natural gas producer, USA Mobility Inc., Speedway Motorsports, Inc. and OM Group Inc., a specialty chemicals producer.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated MDT Small Cap Value Fund (Class A Shares) (the "Fund") from September 15, 2005 (start of performance) to July 31, 2008, compared to the Russell 2000 Value Index (Russell 2000 Value) 2 and the Lipper Small-Cap Value Funds Index. 3

Average Annual Total Returns for the Period Ended 7/31/2008
1 Year	(8.03)%
Start of Performance (9/15/2005)	1.57%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000 Value and the Lipper Small-Cap Value Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Russell 2000 Value Index is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the fund's performance. The index is unmanaged and, unlike the fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper Indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated MDT Small Cap Value Fund (Class C Shares) (the "Fund") from September 15, 2005 (start of performance) to July 31, 2008, compared to the Russell 2000 Value Index (Russell 2000 Value) 2 and the Lipper Small-Cap Value Funds Index. 3

Average Annual Total Returns for the Period Ended 7/31/2008
1 Year	(4.28)%
Start of Performance (9/15/2005)	2.81%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 1.00%, as applicable.

1 Represents a hypothetical investment of $10,000 in the fund. The maximum CDSC is 1.00% on any redemptions less than one year from the purchase date. The fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000 Value and the Lipper Small-Cap Value Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Russell 2000 Value is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the fund's performance. The index is unmanaged and, unlike the fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper Indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At July 31, 2008, the Fund's industry composition 1 was as follows:

Industry	Percentage of Total Net Assets
Crude Oil & Gas Production	8.2%
Regional Bank	7.1%
Property Liability Insurance	5.6%
Multi Line Insurance	5.2%
Electric Utility	4.1%
Maritime	3.2%
Savings and Loan	2.9%
Metal Fabrication	2.8%
Financial Services	2.6%
Oil Service, Explore & Drill	2.5%
Miscellaneous Food Products	2.3%
Food Wholesaling	2.1%
Other Communications Equipment	2.0%
Multi Industry Basic	2.0%
Computer Services	2.0%
Apparel	1.6%
Agricultural Chemicals	1.6%
Shoes	1.6%
Specialty Retailing	1.4%
Insurance Brokerage	1.4%
Electrical Equipment	1.4%
Software Packaged/Custom	1.3%
Computer Networking	1.3%
Securities Brokerage	1.3%
Miscellaneous Metals	1.2%
Commodity Chemicals	1.2%
Poultry Products	1.1%
Restaurant	1.1%
Construction Machinery	1.1%
Contracting	1.0%
Leasing	1.0%
Integrated Domestic Oil	1.0%
Other [2]	23.0%
Cash Equivalents [3]	1.4%
Other Assets and Liabilities--Net [4]	(0.6)%
TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 For purposes of this table, industry classifications which constitute less than 1.0% of the Fund's total net assets have been aggregated under the designation "Other."

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

July 31, 2008

Shares			Value
		COMMON STOCKS--99.2%
		Agricultural Chemicals--1.6%
392		CF Industries Holdings, Inc.	$64,076
7,019	[1]	Terra Industries, Inc.	379,026
		TOTAL	443,102
		Agricultural Machinery--0.8%
9,006		Alamo Group, Inc.	194,980
313		Lindsay Manufacturing Co.	28,881
		TOTAL	223,861
		Aluminum--0.7%
3,722		Kaiser Aluminum Corp.	196,335
		Apparel--1.6%
1,420		Columbia Sportswear Co.	52,980
31,555	[1]	Quiksilver, Inc.	242,027
3,840	[1]	Warnaco Group, Inc.	161,088
		TOTAL	456,095
		Auto Part Replacement--0.5%
13,716		Standard Motor Products, Inc.	128,793
		Beer--0.3%
1,241	[1]	Central European Distribution Corp.	90,543
		Book Publishing--0.3%
3,776		Scholastic Corp.	97,383
		Broadcasting--0.4%
17,223		Entercom Communication Corp.	105,577
		Building Materials--0.9%
678		Ameron, Inc.	87,659
9,308		Insteel Industries, Inc.	164,472
		TOTAL	252,131
		Clothing Stores--0.7%
1,742	[1]	Children's Place Retail Stores, Inc.	66,283
5,825	[1]	Jos A. Bank Clothiers, Inc.	130,480
		TOTAL	196,763
Shares			Value
		COMMON STOCKS--continued
		Cogeneration--0.3%
13,134	[1]	Aventine Renewable Energy Holdings, Inc.	$89,311
		Commercial Services--0.1%
773	[1]	SAIC, Inc.	14,602
		Commodity Chemicals--1.2%
979		Compass Minerals International, Inc.	74,012
8,125		Innophos Holdings, Inc.	238,631
109		Newmarket Corp.	6,732
		TOTAL	319,375
		Computer Networking--1.3%
15,331	[1]	Avocent Corp.	364,571
		Computer Peripherals--0.5%
1,475		Bel Fuse, Inc.	41,831
5,601		Imation Corp.	106,755
		TOTAL	148,586
		Computer Services--2.0%
2,786	[1]	CACI International, Inc., Class A	125,259
17,824	[1]	Synnex Corp.	416,369
		TOTAL	541,628
		Computer Stores--0.9%
9,473	[1]	PC Connections, Inc.	67,921
5,066	[1]	Tech Data Corp.	176,651
		TOTAL	244,572
		Construction Machinery--1.1%
7,808	[1]	NCI Building System, Inc.	292,488
		Contracting--1.0%
13,486		Comfort Systems USA, Inc.	178,824
2,428	[1]	Emcor Group, Inc.	73,131
1,098		Granite Construction, Inc.	34,730
		TOTAL	286,685
		Crude Oil & Gas Production--8.2%
8,267		Berry Petroleum Co., Class A	355,812
1,941	[1]	Bill Barrett Corp.	79,853
1,672	[1]	EXCO Resources, Inc.	43,556
Shares			Value
		COMMON STOCKS--continued
		Crude Oil & Gas Production--continued
3,122	[1]	Encore Acquisition Co.	$193,158
10,783	[1]	Energy Partners Ltd.	128,102
928	[1]	GMX Resources, Inc.	54,474
8,518	[1]	Gulfport Energy Corp.	122,830
1,193		Penn Virginia Corp.	72,475
2	[1]	Petroleum Development Corp.	111
5,483	[1]	RAM Energy Resources, Inc.	25,551
16,462	[1]	Rosetta Resources, Inc.	388,832
5,709	[1]	Stone Energy Corp.	291,273
7,170	[1]	Swift Energy Co.	364,379
7,753	[1]	TXCO Resources, Inc.	72,878
834	[1]	Whiting Petroleum Corp.	78,121
		TOTAL	2,271,405
		Defense Aerospace--0.7%
5,439	[1]	AAR Corp.	93,496
2,160	[1]	Esterline Technologies Corp.	105,365
		TOTAL	198,861
		Discount Department Stores--0.3%
6,299		Freds, Inc.	81,005
		Diversified Leisure--0.3%
2,273	[1]	Coinstar, Inc.	78,396
		Drug Stores--0.1%
315		Longs Drug Stores Corp.	14,726
		Electric & Electronic Original Equipment Manufacturers--0.3%
4,726		CTS Corp.	60,776
286	[1]	Rogers Corp.	11,815
		TOTAL	72,591
		Electric Test/Measuring Equipment--0.1%
1,471	[1]	Multi-Fineline Electronix, Inc.	39,246
		Electric Utility--4.1%
3,019		Avista Corp.	68,290
7,258		Cleco Corp.	182,394
10,742	[1]	El Paso Electric Co.	221,930
3,467		Empire Distribution Electric Co.	70,761
Shares			Value
		COMMON STOCKS--continued
		Electric Utility--continued
5,243		Idacorp, Inc.	$156,294
7,217		PNM Resources, Inc.	84,511
14,837		Portland General Electric Co.	348,521
		TOTAL	1,132,701
		Electrical Equipment--1.4%
7,120		Encore Wire Corp.	129,798
4,150	[1]	EnerSys, Inc.	133,962
1,518	[1]	Littelfuse, Inc.	48,515
1,262		Robbins & Myers, Inc.	64,072
		TOTAL	376,347
		Electronic Components--0.2%
4,549	[1]	Eagle Test Systems, Inc.	56,408
		Electronic Instruments--0.3%
654		Analogic Corp.	47,860
326	[1]	Axsys Technologies, Inc.	23,941
		TOTAL	71,801
		Financial Services--2.6%
9,154	[1]	America's Car-Mart, Inc.	182,348
6,015		Blackrock Kelso Capital Corp.	58,706
11,032	[1]	Encore Capital Group, Inc.	135,142
8,786	[1]	MBIA Insurance Corp.	52,101
11,859		MainSource Financial Group, Inc.	211,683
7,952		Medallion Financial Corp.	78,566
		TOTAL	718,546
		Food Wholesaling--2.1%
10,635		Nash Finch Co.	419,763
10,239	[1]	Omega Protein Corp.	160,138
		TOTAL	579,901
		Furniture--0.3%
3,183		Aaron Rents, Inc.	87,437
		Gas Distributor--0.5%
4,639		Southwest Gas Corp.	134,067
		Generic Drugs--0.2%
1,586		Perrigo Co.	55,875
Shares			Value
		COMMON STOCKS--continued
		Grocery Chain--0.5%
4,062		Casey's General Stores, Inc.	$99,925
2,757	[1]	Great Atlantic & Pacific Tea Co., Inc.	43,864
		TOTAL	143,789
		Home Products--0.1%
388		Tupperware Brands Corp.	15,132
		Hotels and Motels--0.1%
9,657	[1]	Interstate Hotels & Resorts, Inc.	25,591
		Industrial Machinery--0.3%
608	[1]	Chart Industries, Inc.	32,175
1,005		Gorman Rupp Co.	44,763
		TOTAL	76,938
		Insurance Brokerage--1.4%
22,457		AmTrust Financial Services, Inc.	327,198
3,291	[1]	Texas Capital Bancshares, Inc.	53,150
		TOTAL	380,348
		Integrated Domestic Oil--1.0%
11,593	[1]	Callon Petroleum Corp.	266,523
		Jewelry Stores--0.3%
3,522		Movado Group, Inc.	75,723
		Leasing--1.0%
8,343	[1]	CAI International, Inc.	152,343
5,762		Financial Federal Corp.	132,814
		TOTAL	285,157
		Life Insurance--0.7%
12,056		American Equity Investment Life Holding Co.	105,369
7,819	[1]	Universal American Financial Corp.	82,021
		TOTAL	187,390
		Long-Term Care Centers--0.2%
1,819	[1]	Kindred Healthcare, Inc.	49,058
		Major Steel Producer--0.3%
2,436	[1]	Universal Stainless & Alloy	92,958
Shares			Value
		COMMON STOCKS--continued
		Maritime--3.2%
5,206		Genco Shipping & Trading Ltd.	$354,945
3,432		General Maritime Corp.	92,458
17,152		TAL International Group, Inc.	433,946
		TOTAL	881,349
		Metal Fabrication--2.8%
2,433		CIRCOR International, Inc.	144,909
3,826		Mueller Industries, Inc.	98,213
1,813		Olympic Steel, Inc.	92,191
24,442		Worthington Industries, Inc.	433,601
		TOTAL	768,914
		Mini-Mill Producer--0.2%
572		Schnitzer Steel Industries, Inc., Class A	51,617
		Miscellaneous Food Products--2.3%
8,732	[1]	Fresh Del Monte Produce, Inc.	184,071
10,264		The Anderson's, Inc.	466,499
		TOTAL	650,570
		Miscellaneous Machinery--0.5%
764		Curtiss Wright Corp.	40,217
1,310		Nordson Corp.	92,565
		TOTAL	132,782
		Miscellaneous Metals--1.2%
4,066	[1]	Brush Engineered Materials, Inc.	97,299
2,161		Matthews International Corp., Class A	107,856
24,609	[1]	USEC, Inc.	128,459
		TOTAL	333,614
		Money Center Bank--0.1%
1,476	[1]	Pennsylvania Commerce Bancorp, Inc.	36,221
		Multi Industry Basic--2.0%
18,468		Olin Corp.	549,238
		Multi Industry Capital Good--0.8%
3,618	[1]	Ceradyne, Inc.	167,694
5,583	[1]	Gerber Scientific, Inc.	66,270
		TOTAL	233,964
Shares			Value
		COMMON STOCKS--continued
		Multi Line Insurance--5.2%
15,457	[1]	Amerisafe, Inc.	$280,854
4,408		EMC Insurance Group, Inc.	107,908
6,924	[1]	FPIC Insurance Group, Inc.	345,854
6,754		Harleysville Group, Inc.	240,645
5,098	[1]	Navigators Group, Inc.	242,461
3,463		Safety Insurance Group, Inc.	147,074
2,270		Zenith National Insurance Corp.	78,111
		TOTAL	1,442,907
		Natural Gas Production--0.6%
870	[1]	Natural Gas Services Group, Inc.	22,324
22,971	[1]	VAALCO Energy, Inc.	150,460
		TOTAL	172,784
		Offshore Driller--0.7%
960	[1]	Hornbeck Offshore Services, Inc.	42,797
9,855	[1]	Pioneer Drilling Co.	156,596
		TOTAL	199,393
		Oil Service, Explore & Drill--2.5%
7,228	[1]	Gulfmark Offshore, Inc.	362,701
13,042	[1]	Parker Drilling Co.	105,249
10,966	[1]	PetroQuest Energy, Inc.	228,860
		TOTAL	696,810
		Oil Well Supply--0.3%
1,015		Lufkin Industries, Inc.	90,538
		Other Communications Equipment--2.0%
28,058	[1]	Skyworks Solutions, Inc.	265,429
18,388	[1]	Syniverse Holdings, Inc.	297,886
		TOTAL	563,315
		Packaged Foods--0.1%
552	[1]	Ralcorp Holdings, Inc.	29,786
		Paper Products--0.6%
7,999	[1]	Buckeye Technologies, Inc.	77,990
6,490		Glatfelter (P.H.) Co.	94,884
		TOTAL	172,874
Shares			Value
		COMMON STOCKS--continued
		Personnel Agency--0.2%
1,636	[1]	Aecom Technology Corp.	$46,577
77		CDI Corp.	1,585
		TOTAL	48,162
		Plastic--0.3%
4,081		Schulman (A.), Inc.	94,802
		Poultry Products--1.1%
7,847		Sanderson Farms, Inc.	311,840
		Printed Circuit Boards--0.5%
10,222	[1]	Benchmark Electronics, Inc.	149,650
		Printing--0.8%
16,264		Bowne & Co., Inc.	210,294
		Property Liability Insurance--5.6%
2,249	[1]	AmCOMP, Inc.	23,165
6,809		American Physicians Capital, Inc.	338,952
3,757		American Physicians Service Group, Inc.	77,958
7,408	[1]	CNA Surety Corp.	96,230
6,508	[1]	First Mercury Financial Corp.	104,128
8,653		Meadowbrook Insurance Group, Inc.	55,466
8,054	[1]	ProAssurance Corp.	394,163
4,800		RLI Corp.	262,176
10,170	[1]	Seabright Insurance Holdings, Inc.	116,955
4,586		Selective Insurance Group, Inc.	99,058
		TOTAL	1,568,251
		Railroad--0.5%
3,722	[1]	Genesee & Wyoming, Inc., Class A	150,629
		Regional Bank--7.1%
1,885		Bancorpsouth, Inc.	40,151
3,193		Bank of the Ozarks, Inc.	65,457
1,764		Center Financial Corp.	19,404
2,791		Chemical Financial Corp.	74,157
3,278		Columbia Banking Systems, Inc.	49,531
1,855		Community Trust Bancorp, Inc.	57,171
304		Farmers Capital Bank Corp.	9,178
Shares			Value
		COMMON STOCKS--continued
		Regional Bank--continued
28,542		First BanCorp	$249,743
1,971		First Merchants Corp.	41,391
3,786		FirstMerit Corp.	74,508
5,159		Lakeland Bancorp, Inc.	59,380
12,856		Oriental Financial Group	223,309
9,818		Pacific Capital Bancorp	128,321
142		Park National Corp.	8,893
7,234		Republic Bancorp, Inc.	223,820
15,113		Santander BanCorp	165,941
9,156		Southside Bancshares, Inc.	181,563
8,111		Susquehanna Bankshares, Inc.	116,150
1,412		UMB Financial Corp.	77,759
1,997		Wesbanco, Inc.	45,512
5,367		Wilshire Bancorp, Inc.	66,121
		TOTAL	1,977,460
		Restaurant--1.1%
3,389		Bob Evans Farms, Inc.	97,061
6,029	[1]	CEC Entertainment, Inc.	210,171
		TOTAL	307,232
		Savings and Loan--2.9%
669		Dime Community Bancorp, Inc.	11,192
4,234		First Financial Holdings, Inc.	84,595
16,507		Flushing Financial Corp.	291,018
1,322		Glacier Bancorp, Inc.	28,648
2,046	[1]	Investors Bancorp, Inc.	31,120
5,205		Newalliance Bancshares, Inc.	67,561
2,638		OceanFirst Financial Corp.	47,721
22,593	[1]	Ocwen Financial Corp.	136,462
1,861		WSFS Financial Corp.	101,331
		TOTAL	799,648
Shares			Value
		COMMON STOCKS--continued
		Securities Brokerage--1.3%
5,371	[1]	Interactive Brokers Group, Inc., Class A	$150,710
4,483	[1]	Knight Capital Group, Inc., Class A	73,476
7,226		SWS Group, Inc.	136,716
		TOTAL	360,902
		Semiconductor Manufacturing--0.1%
1,468	[1]	Plexus Corp.	41,838
		Shoes--1.6%
148	[1]	Deckers Outdoor Corp.	16,725
6,760	[1]	Genesco, Inc.	198,744
11,532	[1]	Skechers USA, Inc., Class A	217,955
212	[1]	Steven Madden Ltd.	4,768
		Total	438,192
		Software Packaged/Custom--1.3%
6,059	[1]	Electronics for Imaging, Inc.	84,887
2,568	[1]	S1 Corp.	20,852
8,878	[1]	TNS, Inc.	202,418
7,586	[1]	Tibco Software, Inc.	62,281
		TOTAL	370,438
		Specialty Chemicals--0.7%
1,220		Minerals Technologies, Inc.	78,702
3,610		Quaker Chemical Corp.	107,867
		TOTAL	186,569
		Specialty Machinery--0.3%
1,962		Woodward Governor Co.	88,290
		Specialty Retailing--1.4%
2,564		Barnes & Noble, Inc.	60,664
17,584	[1]	Cabela's, Inc., Class A	204,326
3,508	[1]	Conn's, Inc.	55,076
1,292		Finish Line, Inc., Class A	14,018
4,383		Stage Stores, Inc.	64,956
		TOTAL	399,040
Shares			Value
		COMMON STOCKS--continued
		Telecommunication Equipment & Services--0.1%
2,195	[1]	ADC Telecommunications, Inc.	$20,765
1,077	[1]	Tekelec, Inc.	16,790
		TOTAL	37,555
		Toys & Games--0.3%
4,140	[1]	JAKKS Pacific, Inc.	90,997
		Truck Manufacturing--0.3%
14,400		Spartan Motors, Inc.	78,048
		Trucking--0.3%
2,065		Arkansas Best Corp.	76,694
		Undesignated Consumer Cyclicals--0.9%
4,714	[1]	LECG Corp.	39,079
10,375		Speedway Motorsports, Inc.	200,341
		TOTAL	239,420
		Undesignated Health--0.8%
11,218	[1]	Healthspring, Inc.	218,190
		Uniforms--0.8%
4,791		Unifirst Corp.	214,493
		TOTAL COMMON STOCKS (IDENTIFIED COST $27,208,725)	27,525,631
		MUTUAL FUND--1.4%
382,184	[2,3]	Prime Value Obligations Fund, Institutional Shares, 2.58% (AT NET ASSET VALUE)	382,184
		TOTAL INVESTMENTS--100.6% (IDENTIFIED COST $27,590,909) [4]	27,907,815
		OTHER ASSETS AND LIABILITIES - NET--(0.6)% [5]	(152,960)
		TOTAL NET ASSETS--100%	$27,754,855
1 Non-income-producing security.

2 Affiliated company.

3 7-Day net yield.

4 The cost of investments for federal tax purposes amounts to $27,873,140.

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2008.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

July 31, 2008

Assets:
Total investments in securities, at value including $382,184 of investments in an affiliated issuer (Note 5) (identified cost $27,590,909)		$27,907,815
Income receivable		13,898
Receivable for investments sold		276,209
Receivable for shares sold		71,332
TOTAL ASSETS		28,269,254
Liabilities:
Payable for investments purchased	$438,037
Payable for shares redeemed	57
Payable for auditing fees	21,200
Payable for share registration costs	27,369
Payable for distribution services fee (Note 5)	1,908
Payable for shareholder services fee (Note 5)	3,476
Accrued expenses	22,352
TOTAL LIABILITIES		514,399
Net assets for 2,677,001 shares outstanding		$27,754,855
Net Assets Consist of:
Paid-in capital		$29,566,408
Net unrealized appreciation of investments		316,906
Accumulated net realized loss on investments		(2,128,459)
TOTAL NET ASSETS		$27,754,855
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($21,380,815 ÷ 2,052,925 shares outstanding), no par value, unlimited shares authorized		$10.41
Offering price per share		$10.41
Redemption proceeds per share		$10.41
Class A Shares:
Net asset value per share ($3,179,043 ÷ 307,688 shares outstanding), no par value, unlimited shares authorized		$10.33
Offering price per share (100/94.50 of $10.33) [1]		$10.93
Redemption proceeds per share		$10.33
Class C Shares:
Net asset value per share ($3,194,997 ÷ 316,388 shares outstanding), no par value, unlimited shares authorized		$10.10
Offering price per share		$10.10
Redemption proceeds per share (99.00/100 of $10.10) [1]		$10.00

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended July 31, 2008

Investment Income:
Dividends (including $11,557 received from an affiliated issuer (Note 5) and net of foreign taxes withheld of $457)			$236,376
Expenses:
Investment adviser fee (Note 5)		$191,240
Administrative personnel and services fee (Note 5)		230,000
Custodian fees		32,292
Transfer and dividend disbursing agent fees and expenses		45,400
Directors'/Trustees' fees		1,205
Auditing fees		26,700
Legal fees		19,013
Portfolio accounting fees		75,978
Distribution services fee--Class C Shares (Note 5)		10,829
Shareholder services fee--Class A Shares (Note 5)		7,278
Shareholder services fee--Class C Shares (Note 5)		3,547
Share registration costs		56,704
Printing and postage		32,951
Insurance premiums		4,648
Interest expense		1,306
Miscellaneous		3,830
TOTAL EXPENSES		742,921
Waivers and Reimbursements (Note 5):
Waiver/reimbursement of investment adviser fee	$(191,240)
Waiver of administrative personnel and services fee	(44,833)
Waiver of distribution services fee--Class C Shares	(88)
Reimbursement of other operating expenses	(235,568)
TOTAL WAIVERS AND REIMBURSEMENTS		(471,729)
Net expenses			271,192
Net investment income (loss)			(34,816)
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(2,063,606)
Net change in unrealized depreciation of investments			950,455
Net realized and unrealized loss on investments			(1,113,151)
Change in net assets resulting from operations			$(1,147,967)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended July 31	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(34,816)	$(32,233)
Net realized gain (loss) on investments	(2,063,606)	875,788
Net change in unrealized appreciation/depreciation of investments	950,455	(619,049)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(1,147,967)	224,506
Distributions to Shareholders:
Distributions from net realized gain on investments
Institutional Shares	(638,272)	--
Class A Shares	(198,621)	--
Class C Shares	(63,763)	--
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(900,656)	--
Share Transactions:
Proceeds from sale of shares	21,054,023	16,884,477
Net asset value of shares issued to shareholders in payment of distributions declared	316,054	--
Cost of shares redeemed	(6,659,980)	(3,364,195)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	14,710,097	13,520,282
Redemption fees	--	39
Change in net assets	12,661,474	13,744,827
Net Assets:
Beginning of period	15,093,381	1,348,554
End of period	$27,754,855	$15,093,381

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

July 31, 2008

1. ORGANIZATION

Federated MDT Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of nine portfolios. The financial statements included herein are only those of Federated MDT Small Cap Value Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Institutional Shares, Class A Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The Financial Highlights of the Institutional Shares are presented separately. The primary investment objective of the Fund is long-term capital appreciation.

MDT Small Cap Value Fund (the "Predecessor Fund") was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund, which commenced operations on September 15, 2005.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," on August 1, 2007. As of and during the year ended July 31, 2008, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2008, tax years 2006 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the commonwealth of Massachusetts.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended July 31	2008		2007
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	1,548,526	$16,894,234	1,140,726	$12,999,804
Shares issued to shareholders in payment of distributions declared	7,094	75,830	--	--
Shares redeemed	(482,513)	(5,241,402)	(217,235)	(2,529,781)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	1,073,107	$11,728,662	923,491	$10,470,023

Year Ended July 31	2008		2007
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	134,417	$1,472,044	257,303	$2,904,620
Shares issued to shareholders in payment of distributions declared	17,137	182,165	--	--
Shares redeemed	(103,407)	(1,103,930)	(63,571)	(756,151)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	48,147	$550,279	193,732	$2,148,469

Year Ended July 31	2008		2007
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	256,136	$2,687,745	86,450	$980,053
Shares issued to shareholders in payment of distributions declared	5,566	58,059	--	--
Shares redeemed	(30,126)	(314,648)	(6,463)	(78,263)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	231,576	$2,431,156	79,987	$901,790
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	1,352,830	$14,710,097	1,197,210	$13,520,282

Redemption Fees

Prior to December 11, 2006, the Predecessor Fund imposed a 2.00% redemption fee to shareholders of the Fund's Institutional Shares, Class A Shares and Class C Shares who redeemed shares held for 30 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, were not subject to the redemption fee. All redemption fees were recorded by the Fund as additions to paid-in capital. For the year ended July 31, 2007, the Predecessor Fund incurred redemption fees for Institutional Shares, Class A Shares and Class C Shares amounted to $23, $13 and $3, respectively.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for net operating loss.

For the year ended July 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(35,041)	$34,816	$225

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the year ended July 31, 2008, was as follows:

2008
Ordinary income [1]	$885,746
Long-term capital gains	$ 14,910

1 For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of July 31, 2008, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$34,675
Capital loss carryforwards and deferrals	$(1,846,228)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At July 31, 2008, the cost of investments for federal tax purposes was $27,873,140. The net unrealized appreciation of investments for federal tax purposes was $34,675. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $1,640,113 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,605,438.

At July 31, 2008, the Fund had a capital loss carryforward of $176,370 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire in 2016.

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of July 31, 2008, for federal income tax purposes, post October losses of $1,669,858 were deferred to August 1, 2008.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and Adviser provides for an annual fee equal to 1.15% of the Fund's average daily net assets. Prior to December 8, 2006, the Adviser received an annual investment adviser fee equal to 1.25% of the Fund's average daily net assets. Under the investment advisory contract, which is subject to annual review by the Trustees, the Adviser will waive all or portion of the advisory fee and/or reimburse certain operating expenses excluding (interest, taxes and brokerage commissions) to no more than the following annual percentages for each Class of the Fund based on average daily net assets:

Share Class	Percentage of Average Daily Net Assets of Class
Institutional Shares	1.80%
Class A Shares	2.05%
Class C Shares	2.80%

The Adviser agreed to keep these contractual limitations in place through December 8, 2008.

In addition, after fulfilling its contractual commitment and subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any additional portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. For the year ended July 31, 2008, the Adviser waived $190,942 of its fee and reimbursed $235,568 of other operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. During the period from July 15, 2006 through December 8, 2006, the administrator contractually agreed to waive a portion of its fee which it would otherwise be entitled to receive from the Fund under the Agreement. The level of fees payable by the Fund to FAS for the period will not exceed the level of fees which the Fund would have paid during the period to its previous service provider under its previous administrative services contract. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2008, the net fee paid to FAS was 1.113% of average daily net assets of the Fund. The Fund currently accrues the minimum administrative fee; therefore the fee as a percentage of average aggregate daily net assets is greater than the amounts presented in the chart above. FAS waived $44,833 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act which became effective December 11, 2006. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%

Prior to December 11, 2006, the Fund incurred distribution expenses according to the following schedule annually, to compensate FSC:

Share Class	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class C Shares	1.00%

Subject to terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2008, FSC retained $6,523 of fees paid by the Fund. For the year ended July 31, 2008, the Fund's Class A Shares did not incur a distribution services fee. On November 15, 2007, the Fund's Trustees approved an amendment to the Plan to reduce the distribution services fee for the Fund's Class A Shares from 0.25% to 0.05%. The amendment to the Plan became effective for the Fund on March 31, 2008. For the year ended July 31, 2008, FSC waived $88 of its fee.

Sales Charges

For the year ended July 31, 2008, FSC retained $1,434 in sales charges from the sale of Class A Shares. FSC also retained $1,312 of contingent deferred sales charges relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

Effective December 11, 2006, the Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. For the year ended July 31, 2008, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Institutional Shares, Class A Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.50%, 1.75% and 2.50%, respectively, for the fiscal year ending July 31, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2009.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2008, the Adviser reimbursed $298. Transactions with the affiliated company during the year ended July 31, 2008 were as follows:

Affiliate	Balance of Shares Held 7/31/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2008	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	160,179	19,769,346	19,547,341	382,184	$382,184	$11,557

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2008, were as follows:

Purchases	$55,559,109
Sales	$41,875,958

7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of July 31, 2008, there were no outstanding loans. During the year ended July 31, 2008, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of July 31, 2008, there were no outstanding loans. During the year ended July 31, 2008, the program was not utilized.

9. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended July 31, 2008, the amount of long-term capital gains designated by the Fund was $14,910.

For the fiscal year ended July 31, 2008, 14.12% of total ordinary income (including short-term capital gain) distributions made by the Trust are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended July 31, 2008, 13.02% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES AND SHAREHOLDERS OF FEDERATED MDT SMALL CAP VALUE FUND:

We have audited the accompanying statement of assets and liabilities of Federated MDT Small Cap Value Fund (the "Fund") (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2008, and the related statement of operations for the year then ended the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Small Cap Value Fund, a portfolio of Federated MDT Series, at July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
September 17, 2008

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Trust comprised 8 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology at Barry University and Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.; (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2006	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Evaluation and Approval of Advisory
Contract - May 2008

FEDERATED MDT SMALL CAP VALUE FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2008. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees. He also observed that certain funds may exhibit important differences in their objectives and management techniques when compared to other funds placed in the same peer group by ranking organizations, noting in this connection that the Fund's quantitative investment program is of such a type.

For the one-year period ending December 31, 2007, the Fund's performance was above the median of the relevant peer group. In addition, the Board was informed by the Adviser that, for the same period, the Fund outperformed its benchmark index for the one-year period.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the Fund's most recently completed fiscal year, the Fund's investment advisory fee was waived in its entirety. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated MDT Small Cap Value Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R742
Cusip 31421R734

37334 (9/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated MDT Small Cap Value Fund

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2008

Institutional Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,				Period Ended
	2008		2007	[1]	7/31/2006	[2]
Net Asset Value, Beginning of Period	$11.42		$10.64		$10.00
Income From Investment Operations:
Net investment income (loss)	(0.01	) [3]	(0.02	) 3	(0.03	) [3]
Net realized and unrealized gain (loss) on investments	(0.24)		0.80		0.67
TOTAL FROM INVESTMENT OPERATIONS	(0.25)		0.78		0.64
Less Distributions:
Distributions from net realized gain on investments	(0.76)		--		--
Net Asset Value, End of Period	$10.41		$11.42		$10.64
Total Return [4]	(2.41)%		7.33%		6.40%

Ratios to Average Net Assets:
Net expenses	1.50%		1.50%		1.75	% [5]
Net investment income (loss)	(0.08)%		(0.17)%		(0.34	)% [5]
Expense waiver/reimbursement [6]	2.80%		3.75%		34.07	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$21,381		$11,192		$599
Portfolio turnover	245%		240%		124%

1 MDT Small Cap Value Fund (the "Predecessor Fund") was reorganized into the Federated MDT Small Cap Value Fund (the "Fund") as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2008 to July 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 2/1/2008	Ending Account Value 7/31/2008	Expenses Paid During Period [1]
Actual	$1,000	$1,023.60	$7.55
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,017.40	$7.52

1 Expenses are equal to the Fund's annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half-year period).

Management's Discussion of Fund Performance

The fund's Institutional Shares total return for the fiscal year ended July 31, 2008 was (2.41)%. 1 The total return of the Russell 2000 ® Value Index 2 (Russell 2000 ® Value) was (9.95)% and the total return of the Lipper Small-Cap Value Funds Index 3 was (12.36)% for the same period. The Institutional Shares total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Russell 2000 ® Value.

1 The fund is the successor to the MDT Small Cap Value Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the fund had no investment operations. Accordingly, the performance information provided is historical information of the MDT Small Cap Value Fund. Small Company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

2 The Russell 2000® Value Index offers investors access to the small-cap value segment of the U.S. equity universe. The Russell 2000 Value is constructed to provide a comprehensive and unbiased barometer of the small-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine value probability approximates the aggregate small-cap value manager's opportunity set.

3 Lipper Indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

Market Overview

Over the 12-month period ending July 31, 2008, domestic equity markets performed poorly in response to ongoing housing market deterioration, credit market distress and general economic weakness. The Russell 3000 ® Index, 4 which represents the performance of the 3,000 largest U.S. companies by market capitalization, finished the period down 10.32%. Small cap stocks had the best relative results as demonstrated by the (6.71)% return of the Russell 2000 ® Index, 5 which exceeded the (10.10)% and (10.81)% results for the Russell Midcap ® Index 6 and the Russell Top 200 ® Index, 7 respectively. Growth stocks significantly outperformed value stocks during the year, with the Russell 3000 ® Growth Index 8 returning (6.11)% as compared to (14.75)% for the Russell 3000 Value ® Index. 9

The best performing sectors during the period as measured by the Russell 3000 ® Index were Energy (up 9.40%), Materials (up 6.75%) and Consumer Staples (up 5.15%). Underperforming sectors included Financials (down 29.29%), Consumer Discretionary (down 23.98%) and Telecommunication Services (down 22.81%).

4 The Russell 3000® Index offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. market. The Russell 3000 is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.

5 The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The index is unmanaged and investments cannot be made directly in an index.

6 The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 31% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and investments cannot be made directly in an index.

7 Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 69% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and investments cannot be made directly in an index.

8 The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The index is unmanaged and investments cannot be made directly in an index.

9 The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The index is unmanaged and investments cannot be made directly in an index.

Fund Performance

The most significant positive factor in the fund's performance relative to the Russell 2000 ® Value Index was its relative underweight and stock selection in the Financials sector. The fund's stock selection in the Consumer Discretionary, Industrials and Materials sectors also provided significant contributions. Additionally, the fund's overweight in the Energy sector provided a significant contribution to relative performance. The most significant negative factor in the fund's performance relative to the Russell 2000 ® Value Index was its underweight in the Health Care sector which detracted modestly.

Individual stocks contributing to the fund's performance relative to the Russell 2000 Value Index included: Terra Industries, Inc., an agricultural and industrial chemical producer, Encore Acquisition Company, Whiting Petroleum Corporation and Stone Energy Corporation, all oil and natural gas production companies and Compass Minerals International, Inc., a mineral producer.

Individual stocks detracting from the fund's performance relative to the Russell 2000 Value Index included: CF Industries Holdings Inc., a fertilizer manufacturer, Petrohawk Energy Corporation, an oil and natural gas producer, USA Mobility Inc., Speedway Motorsports, Inc. and OM Group Inc., a specialty chemicals producer.

GROWTH OF A $25,000 INVESTMENT - INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $25,000 1 in the Federated MDT Small Cap Value Fund (Institutional Shares) (the "Fund") from September 15, 2005 (start of performance) to July 31, 2008, compared to the Russell 2000 Value Index (Russell 2000 Value) 2 and the Lipper Small-Cap Value Funds Index. 3

Average Annual Total Returns for the Period Ended 7/31/2008
1 Year	(2.41)%
Start of Performance (9/15/2005)	3.84%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000 Value and the Lipper Small-Cap Value Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Russell 2000 Value Index is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper Indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At July 31, 2008, the Fund's industry composition 1 was as follows:

Industry	Percentage of Total Net Assets
Crude Oil & Gas Production	8.2%
Regional Bank	7.1%
Property Liability Insurance	5.6%
Multi Line Insurance	5.2%
Electric Utility	4.1%
Maritime	3.2%
Savings and Loan	2.9%
Metal Fabrication	2.8%
Financial Services	2.6%
Oil Service, Explore & Drill	2.5%
Miscellaneous Food Products	2.3%
Food Wholesaling	2.1%
Other Communications Equipment	2.0%
Multi Industry Basic	2.0%
Computer Services	2.0%
Apparel	1.6%
Agricultural Chemicals	1.6%
Shoes	1.6%
Specialty Retailing	1.4%
Insurance Brokerage	1.4%
Electrical Equipment	1.4%
Software Packaged/Custom	1.3%
Computer Networking	1.3%
Securities Brokerage	1.3%
Miscellaneous Metals	1.2%
Commodity Chemicals	1.2%
Poultry Products	1.1%
Restaurant	1.1%
Construction Machinery	1.1%
Contracting	1.0%
Leasing	1.0%
Integrated Domestic Oil	1.0%
Other [2]	23.0%
Cash Equivalents [3]	1.4%
Other Assets and Liabilities--Net [4]	(0.6)%
TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 For purposes of this table, industry classifications which constitute less than 1.0% of the Fund's total net assets have been aggregated under the designation "Other."

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

July 31, 2008

Shares			Value
		COMMON STOCKS--99.2%
		Agricultural Chemicals--1.6%
392		CF Industries Holdings, Inc.	$64,076
7,019	[1]	Terra Industries, Inc.	379,026
		TOTAL	443,102
		Agricultural Machinery--0.8%
9,006		Alamo Group, Inc.	194,980
313		Lindsay Manufacturing Co.	28,881
		TOTAL	223,861
		Aluminum--0.7%
3,722		Kaiser Aluminum Corp.	196,335
		Apparel--1.6%
1,420		Columbia Sportswear Co.	52,980
31,555	[1]	Quiksilver, Inc.	242,027
3,840	[1]	Warnaco Group, Inc.	161,088
		TOTAL	456,095
		Auto Part Replacement--0.5%
13,716		Standard Motor Products, Inc.	128,793
		Beer--0.3%
1,241	[1]	Central European Distribution Corp.	90,543
		Book Publishing--0.3%
3,776		Scholastic Corp.	97,383
		Broadcasting--0.4%
17,223		Entercom Communication Corp.	105,577
		Building Materials--0.9%
678		Ameron, Inc.	87,659
9,308		Insteel Industries, Inc.	164,472
		TOTAL	252,131
		Clothing Stores--0.7%
1,742	[1]	Children's Place Retail Stores, Inc.	66,283
5,825	[1]	Jos A. Bank Clothiers, Inc.	130,480
		TOTAL	196,763
Shares			Value
		COMMON STOCKS--continued
		Cogeneration--0.3%
13,134	[1]	Aventine Renewable Energy Holdings, Inc.	$89,311
		Commercial Services--0.1%
773	[1]	SAIC, Inc.	14,602
		Commodity Chemicals--1.2%
979		Compass Minerals International, Inc.	74,012
8,125		Innophos Holdings, Inc.	238,631
109		Newmarket Corp.	6,732
		TOTAL	319,375
		Computer Networking--1.3%
15,331	[1]	Avocent Corp.	364,571
		Computer Peripherals--0.5%
1,475		Bel Fuse, Inc.	41,831
5,601		Imation Corp.	106,755
		TOTAL	148,586
		Computer Services--2.0%
2,786	[1]	CACI International, Inc., Class A	125,259
17,824	[1]	Synnex Corp.	416,369
		TOTAL	541,628
		Computer Stores--0.9%
9,473	[1]	PC Connections, Inc.	67,921
5,066	[1]	Tech Data Corp.	176,651
		TOTAL	244,572
		Construction Machinery--1.1%
7,808	[1]	NCI Building System, Inc.	292,488
		Contracting--1.0%
13,486		Comfort Systems USA, Inc.	178,824
2,428	[1]	Emcor Group, Inc.	73,131
1,098		Granite Construction, Inc.	34,730
		TOTAL	286,685
		Crude Oil & Gas Production--8.2%
8,267		Berry Petroleum Co., Class A	355,812
1,941	[1]	Bill Barrett Corp.	79,853
1,672	[1]	EXCO Resources, Inc.	43,556
Shares			Value
		COMMON STOCKS--continued
		Crude Oil & Gas Production--continued
3,122	[1]	Encore Acquisition Co.	$193,158
10,783	[1]	Energy Partners Ltd.	128,102
928	[1]	GMX Resources, Inc.	54,474
8,518	[1]	Gulfport Energy Corp.	122,830
1,193		Penn Virginia Corp.	72,475
2	[1]	Petroleum Development Corp.	111
5,483	[1]	RAM Energy Resources, Inc.	25,551
16,462	[1]	Rosetta Resources, Inc.	388,832
5,709	[1]	Stone Energy Corp.	291,273
7,170	[1]	Swift Energy Co.	364,379
7,753	[1]	TXCO Resources, Inc.	72,878
834	[1]	Whiting Petroleum Corp.	78,121
		TOTAL	2,271,405
		Defense Aerospace--0.7%
5,439	[1]	AAR Corp.	93,496
2,160	[1]	Esterline Technologies Corp.	105,365
		TOTAL	198,861
		Discount Department Stores--0.3%
6,299		Freds, Inc.	81,005
		Diversified Leisure--0.3%
2,273	[1]	Coinstar, Inc.	78,396
		Drug Stores--0.1%
315		Longs Drug Stores Corp.	14,726
		Electric & Electronic Original Equipment Manufacturers--0.3%
4,726		CTS Corp.	60,776
286	[1]	Rogers Corp.	11,815
		TOTAL	72,591
		Electric Test/Measuring Equipment--0.1%
1,471	[1]	Multi-Fineline Electronix, Inc.	39,246
		Electric Utility--4.1%
3,019		Avista Corp.	68,290
7,258		Cleco Corp.	182,394
10,742	[1]	El Paso Electric Co.	221,930
3,467		Empire Distribution Electric Co.	70,761
Shares			Value
		COMMON STOCKS--continued
		Electric Utility--continued
5,243		Idacorp, Inc.	$156,294
7,217		PNM Resources, Inc.	84,511
14,837		Portland General Electric Co.	348,521
		TOTAL	1,132,701
		Electrical Equipment--1.4%
7,120		Encore Wire Corp.	129,798
4,150	[1]	EnerSys, Inc.	133,962
1,518	[1]	Littelfuse, Inc.	48,515
1,262		Robbins & Myers, Inc.	64,072
		TOTAL	376,347
		Electronic Components--0.2%
4,549	[1]	Eagle Test Systems, Inc.	56,408
		Electronic Instruments--0.3%
654		Analogic Corp.	47,860
326	[1]	Axsys Technologies, Inc.	23,941
		TOTAL	71,801
		Financial Services--2.6%
9,154	[1]	America's Car-Mart, Inc.	182,348
6,015		Blackrock Kelso Capital Corp.	58,706
11,032	[1]	Encore Capital Group, Inc.	135,142
8,786	[1]	MBIA Insurance Corp.	52,101
11,859		MainSource Financial Group, Inc.	211,683
7,952		Medallion Financial Corp.	78,566
		TOTAL	718,546
		Food Wholesaling--2.1%
10,635		Nash Finch Co.	419,763
10,239	[1]	Omega Protein Corp.	160,138
		TOTAL	579,901
		Furniture--0.3%
3,183		Aaron Rents, Inc.	87,437
		Gas Distributor--0.5%
4,639		Southwest Gas Corp.	134,067
		Generic Drugs--0.2%
1,586		Perrigo Co.	55,875
Shares			Value
		COMMON STOCKS--continued
		Grocery Chain--0.5%
4,062		Casey's General Stores, Inc.	$99,925
2,757	[1]	Great Atlantic & Pacific Tea Co., Inc.	43,864
		TOTAL	143,789
		Home Products--0.1%
388		Tupperware Brands Corp.	15,132
		Hotels and Motels--0.1%
9,657	[1]	Interstate Hotels & Resorts, Inc.	25,591
		Industrial Machinery--0.3%
608	[1]	Chart Industries, Inc.	32,175
1,005		Gorman Rupp Co.	44,763
		TOTAL	76,938
		Insurance Brokerage--1.4%
22,457		AmTrust Financial Services, Inc.	327,198
3,291	[1]	Texas Capital Bancshares, Inc.	53,150
		TOTAL	380,348
		Integrated Domestic Oil--1.0%
11,593	[1]	Callon Petroleum Corp.	266,523
		Jewelry Stores--0.3%
3,522		Movado Group, Inc.	75,723
		Leasing--1.0%
8,343	[1]	CAI International, Inc.	152,343
5,762		Financial Federal Corp.	132,814
		TOTAL	285,157
		Life Insurance--0.7%
12,056		American Equity Investment Life Holding Co.	105,369
7,819	[1]	Universal American Financial Corp.	82,021
		TOTAL	187,390
		Long-Term Care Centers--0.2%
1,819	[1]	Kindred Healthcare, Inc.	49,058
		Major Steel Producer--0.3%
2,436	[1]	Universal Stainless & Alloy	92,958
Shares			Value
		COMMON STOCKS--continued
		Maritime--3.2%
5,206		Genco Shipping & Trading Ltd.	$354,945
3,432		General Maritime Corp.	92,458
17,152		TAL International Group, Inc.	433,946
		TOTAL	881,349
		Metal Fabrication--2.8%
2,433		CIRCOR International, Inc.	144,909
3,826		Mueller Industries, Inc.	98,213
1,813		Olympic Steel, Inc.	92,191
24,442		Worthington Industries, Inc.	433,601
		TOTAL	768,914
		Mini-Mill Producer--0.2%
572		Schnitzer Steel Industries, Inc., Class A	51,617
		Miscellaneous Food Products--2.3%
8,732	[1]	Fresh Del Monte Produce, Inc.	184,071
10,264		The Anderson's, Inc.	466,499
		TOTAL	650,570
		Miscellaneous Machinery--0.5%
764		Curtiss Wright Corp.	40,217
1,310		Nordson Corp.	92,565
		TOTAL	132,782
		Miscellaneous Metals--1.2%
4,066	[1]	Brush Engineered Materials, Inc.	97,299
2,161		Matthews International Corp., Class A	107,856
24,609	[1]	USEC, Inc.	128,459
		TOTAL	333,614
		Money Center Bank--0.1%
1,476	[1]	Pennsylvania Commerce Bancorp, Inc.	36,221
		Multi Industry Basic--2.0%
18,468		Olin Corp.	549,238
		Multi Industry Capital Good--0.8%
3,618	[1]	Ceradyne, Inc.	167,694
5,583	[1]	Gerber Scientific, Inc.	66,270
		TOTAL	233,964
Shares			Value
		COMMON STOCKS--continued
		Multi Line Insurance--5.2%
15,457	[1]	Amerisafe, Inc.	$280,854
4,408		EMC Insurance Group, Inc.	107,908
6,924	[1]	FPIC Insurance Group, Inc.	345,854
6,754		Harleysville Group, Inc.	240,645
5,098	[1]	Navigators Group, Inc.	242,461
3,463		Safety Insurance Group, Inc.	147,074
2,270		Zenith National Insurance Corp.	78,111
		TOTAL	1,442,907
		Natural Gas Production--0.6%
870	[1]	Natural Gas Services Group, Inc.	22,324
22,971	[1]	VAALCO Energy, Inc.	150,460
		TOTAL	172,784
		Offshore Driller--0.7%
960	[1]	Hornbeck Offshore Services, Inc.	42,797
9,855	[1]	Pioneer Drilling Co.	156,596
		TOTAL	199,393
		Oil Service, Explore & Drill--2.5%
7,228	[1]	Gulfmark Offshore, Inc.	362,701
13,042	[1]	Parker Drilling Co.	105,249
10,966	[1]	PetroQuest Energy, Inc.	228,860
		TOTAL	696,810
		Oil Well Supply--0.3%
1,015		Lufkin Industries, Inc.	90,538
		Other Communications Equipment--2.0%
28,058	[1]	Skyworks Solutions, Inc.	265,429
18,388	[1]	Syniverse Holdings, Inc.	297,886
		TOTAL	563,315
		Packaged Foods--0.1%
552	[1]	Ralcorp Holdings, Inc.	29,786
		Paper Products--0.6%
7,999	[1]	Buckeye Technologies, Inc.	77,990
6,490		Glatfelter (P.H.) Co.	94,884
		TOTAL	172,874
Shares			Value
		COMMON STOCKS--continued
		Personnel Agency--0.2%
1,636	[1]	Aecom Technology Corp.	$46,577
77		CDI Corp.	1,585
		TOTAL	48,162
		Plastic--0.3%
4,081		Schulman (A.), Inc.	94,802
		Poultry Products--1.1%
7,847		Sanderson Farms, Inc.	311,840
		Printed Circuit Boards--0.5%
10,222	[1]	Benchmark Electronics, Inc.	149,650
		Printing--0.8%
16,264		Bowne & Co., Inc.	210,294
		Property Liability Insurance--5.6%
2,249	[1]	AmCOMP, Inc.	23,165
6,809		American Physicians Capital, Inc.	338,952
3,757		American Physicians Service Group, Inc.	77,958
7,408	[1]	CNA Surety Corp.	96,230
6,508	[1]	First Mercury Financial Corp.	104,128
8,653		Meadowbrook Insurance Group, Inc.	55,466
8,054	[1]	ProAssurance Corp.	394,163
4,800		RLI Corp.	262,176
10,170	[1]	Seabright Insurance Holdings, Inc.	116,955
4,586		Selective Insurance Group, Inc.	99,058
		TOTAL	1,568,251
		Railroad--0.5%
3,722	[1]	Genesee & Wyoming, Inc., Class A	150,629
		Regional Bank--7.1%
1,885		Bancorpsouth, Inc.	40,151
3,193		Bank of the Ozarks, Inc.	65,457
1,764		Center Financial Corp.	19,404
2,791		Chemical Financial Corp.	74,157
3,278		Columbia Banking Systems, Inc.	49,531
1,855		Community Trust Bancorp, Inc.	57,171
304		Farmers Capital Bank Corp.	9,178
Shares			Value
		COMMON STOCKS--continued
		Regional Bank--continued
28,542		First BanCorp	$249,743
1,971		First Merchants Corp.	41,391
3,786		FirstMerit Corp.	74,508
5,159		Lakeland Bancorp, Inc.	59,380
12,856		Oriental Financial Group	223,309
9,818		Pacific Capital Bancorp	128,321
142		Park National Corp.	8,893
7,234		Republic Bancorp, Inc.	223,820
15,113		Santander BanCorp	165,941
9,156		Southside Bancshares, Inc.	181,563
8,111		Susquehanna Bankshares, Inc.	116,150
1,412		UMB Financial Corp.	77,759
1,997		Wesbanco, Inc.	45,512
5,367		Wilshire Bancorp, Inc.	66,121
		TOTAL	1,977,460
		Restaurant--1.1%
3,389		Bob Evans Farms, Inc.	97,061
6,029	[1]	CEC Entertainment, Inc.	210,171
		TOTAL	307,232
		Savings and Loan--2.9%
669		Dime Community Bancorp, Inc.	11,192
4,234		First Financial Holdings, Inc.	84,595
16,507		Flushing Financial Corp.	291,018
1,322		Glacier Bancorp, Inc.	28,648
2,046	[1]	Investors Bancorp, Inc.	31,120
5,205		Newalliance Bancshares, Inc.	67,561
2,638		OceanFirst Financial Corp.	47,721
22,593	[1]	Ocwen Financial Corp.	136,462
1,861		WSFS Financial Corp.	101,331
		TOTAL	799,648
Shares			Value
		COMMON STOCKS--continued
		Securities Brokerage--1.3%
5,371	[1]	Interactive Brokers Group, Inc., Class A	$150,710
4,483	[1]	Knight Capital Group, Inc., Class A	73,476
7,226		SWS Group, Inc.	136,716
		TOTAL	360,902
		Semiconductor Manufacturing--0.1%
1,468	[1]	Plexus Corp.	41,838
		Shoes--1.6%
148	[1]	Deckers Outdoor Corp.	16,725
6,760	[1]	Genesco, Inc.	198,744
11,532	[1]	Skechers USA, Inc., Class A	217,955
212	[1]	Steven Madden Ltd.	4,768
		Total	438,192
		Software Packaged/Custom--1.3%
6,059	[1]	Electronics for Imaging, Inc.	84,887
2,568	[1]	S1 Corp.	20,852
8,878	[1]	TNS, Inc.	202,418
7,586	[1]	Tibco Software, Inc.	62,281
		TOTAL	370,438
		Specialty Chemicals--0.7%
1,220		Minerals Technologies, Inc.	78,702
3,610		Quaker Chemical Corp.	107,867
		TOTAL	186,569
		Specialty Machinery--0.3%
1,962		Woodward Governor Co.	88,290
		Specialty Retailing--1.4%
2,564		Barnes & Noble, Inc.	60,664
17,584	[1]	Cabela's, Inc., Class A	204,326
3,508	[1]	Conn's, Inc.	55,076
1,292		Finish Line, Inc., Class A	14,018
4,383		Stage Stores, Inc.	64,956
		TOTAL	399,040
Shares			Value
		COMMON STOCKS--continued
		Telecommunication Equipment & Services--0.1%
2,195	[1]	ADC Telecommunications, Inc.	$20,765
1,077	[1]	Tekelec, Inc.	16,790
		TOTAL	37,555
		Toys & Games--0.3%
4,140	[1]	JAKKS Pacific, Inc.	90,997
		Truck Manufacturing--0.3%
14,400		Spartan Motors, Inc.	78,048
		Trucking--0.3%
2,065		Arkansas Best Corp.	76,694
		Undesignated Consumer Cyclicals--0.9%
4,714	[1]	LECG Corp.	39,079
10,375		Speedway Motorsports, Inc.	200,341
		TOTAL	239,420
		Undesignated Health--0.8%
11,218	[1]	Healthspring, Inc.	218,190
		Uniforms--0.8%
4,791		Unifirst Corp.	214,493
		TOTAL COMMON STOCKS (IDENTIFIED COST $27,208,725)	27,525,631
		MUTUAL FUND--1.4%
382,184	[2,3]	Prime Value Obligations Fund, Institutional Shares, 2.58% (AT NET ASSET VALUE)	382,184
		TOTAL INVESTMENTS--100.6% (IDENTIFIED COST $27,590,909) [4]	27,907,815
		OTHER ASSETS AND LIABILITIES - NET--(0.6)% [5]	(152,960)
		TOTAL NET ASSETS--100%	$27,754,855

1 Non-income-producing security.

2 Affiliated company.

3 7-Day net yield.

4 The cost of investments for federal tax purposes amounts to $27,873,140.

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2008.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

July 31, 2008

Assets:
Total investments in securities, at value including $382,184 of investments in an affiliated issuer (Note 5) (identified cost $27,590,909)		$27,907,815
Income receivable		13,898
Receivable for investments sold		276,209
Receivable for shares sold		71,332
TOTAL ASSETS		28,269,254
Liabilities:
Payable for investments purchased	$438,037
Payable for shares redeemed	57
Payable for auditing fees	21,200
Payable for share registration costs	27,369
Payable for distribution services fee (Note 5)	1,908
Payable for shareholder services fee (Note 5)	3,476
Accrued expenses	22,352
TOTAL LIABILITIES		514,399
Net assets for 2,677,001 shares outstanding		$27,754,855
Net Assets Consist of:
Paid-in capital		$29,566,408
Net unrealized appreciation of investments		316,906
Accumulated net realized loss on investments		(2,128,459)
TOTAL NET ASSETS		$27,754,855
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($21,380,815 ÷ 2,052,925 shares outstanding), no par value, unlimited shares authorized		$10.41
Offering price per share		$10.41
Redemption proceeds per share		$10.41
Class A Shares:
Net asset value per share ($3,179,043 ÷ 307,688 shares outstanding), no par value, unlimited shares authorized		$10.33
Offering price per share (100/94.50 of $10.33) [1]		$10.93
Redemption proceeds per share		$10.33
Class C Shares:
Net asset value per share ($3,194,997 ÷ 316,388 shares outstanding), no par value, unlimited shares authorized		$10.10
Offering price per share		$10.10
Redemption proceeds per share (99.00/100 of $10.10) [1]		$10.00

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended July 31, 2008

Investment Income:
Dividends (including $11,557 received from an affiliated issuer (Note 5) and net of foreign taxes withheld of $457)			$236,376
Expenses:
Investment adviser fee (Note 5)		$191,240
Administrative personnel and services fee (Note 5)		230,000
Custodian fees		32,292
Transfer and dividend disbursing agent fees and expenses		45,400
Directors'/Trustees' fees		1,205
Auditing fees		26,700
Legal fees		19,013
Portfolio accounting fees		75,978
Distribution services fee--Class C Shares (Note 5)		10,829
Shareholder services fee--Class A Shares (Note 5)		7,278
Shareholder services fee--Class C Shares (Note 5)		3,547
Share registration costs		56,704
Printing and postage		32,951
Insurance premiums		4,648
Interest expense		1,306
Miscellaneous		3,830
TOTAL EXPENSES		742,921
Waivers and Reimbursements (Note 5):
Waiver/reimbursement of investment adviser fee	$(191,240)
Waiver of administrative personnel and services fee	(44,833)
Waiver of distribution services fee--Class C Shares	(88)
Reimbursement of other operating expenses	(235,568)
TOTAL WAIVERS AND REIMBURSEMENTS		(471,729)
Net expenses			271,192
Net investment income (loss)			(34,816)
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(2,063,606)
Net change in unrealized depreciation of investments			950,455
Net realized and unrealized loss on investments			(1,113,151)
Change in net assets resulting from operations			$(1,147,967)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended July 31	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(34,816)	$(32,233)
Net realized gain (loss) on investments	(2,063,606)	875,788
Net change in unrealized appreciation/depreciation of investments	950,455	(619,049)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(1,147,967)	224,506
Distributions to Shareholders:
Distributions from net realized gain on investments
Institutional Shares	(638,272)	--
Class A Shares	(198,621)	--
Class C Shares	(63,763)	--
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(900,656)	--
Share Transactions:
Proceeds from sale of shares	21,054,023	16,884,477
Net asset value of shares issued to shareholders in payment of distributions declared	316,054	--
Cost of shares redeemed	(6,659,980)	(3,364,195)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	14,710,097	13,520,282
Redemption fees	--	39
Change in net assets	12,661,474	13,744,827
Net Assets:
Beginning of period	15,093,381	1,348,554
End of period	$27,754,855	$15,093,381

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

July 31, 2008

1. ORGANIZATION

Federated MDT Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of nine portfolios. The financial statements included herein are only those of Federated MDT Small Cap Value Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Institutional Shares, Class A Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The Financial Highlights of the Class A Shares and Class C Shares are presented separately. The primary investment objective of the Fund is long-term capital appreciation.

MDT Small Cap Value Fund (the "Predecessor Fund") was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund, which commenced operations on September 15, 2005.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," on August 1, 2007. As of and during the year ended July 31, 2008, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2008, tax years 2006 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the commonwealth of Massachusetts.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended July 31	2008		2007
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	1,548,526	$16,894,234	1,140,726	$12,999,804
Shares issued to shareholders in payment of distributions declared	7,094	75,830	--	--
Shares redeemed	(482,513)	(5,241,402)	(217,235)	(2,529,781)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	1,073,107	$11,728,662	923,491	$10,470,023

Year Ended July 31	2008		2007
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	134,417	$1,472,044	257,303	$2,904,620
Shares issued to shareholders in payment of distributions declared	17,137	182,165	--	--
Shares redeemed	(103,407)	(1,103,930)	(63,571)	(756,151)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	48,147	$550,279	193,732	$2,148,469

Year Ended July 31	2008		2007
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	256,136	$2,687,745	86,450	$980,053
Shares issued to shareholders in payment of distributions declared	5,566	58,059	--	--
Shares redeemed	(30,126)	(314,648)	(6,463)	(78,263)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	231,576	$2,431,156	79,987	$901,790
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	1,352,830	$14,710,097	1,197,210	$13,520,282

Redemption Fees

Prior to December 11, 2006, the Predecessor Fund imposed a 2.00% redemption fee to shareholders of the Fund's Institutional Shares, Class A Shares and Class C Shares who redeemed shares held for 30 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, were not subject to the redemption fee. All redemption fees were recorded by the Fund as additions to paid-in capital. For the year ended July 31, 2007, the Predecessor Fund incurred redemption fees for Institutional Shares, Class A Shares and Class C Shares amounted to $23, $13 and $3, respectively.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for net operating loss.

For the year ended July 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(35,041)	$34,816	$225

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the year ended July 31, 2008, was as follows:

2008
Ordinary income [1]	$885,746
Long-term capital gains	$ 14,910

1 For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of July 31, 2008, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$34,675
Capital loss carryforwards and deferrals	$(1,846,228)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At July 31, 2008, the cost of investments for federal tax purposes was $27,873,140. The net unrealized appreciation of investments for federal tax purposes was $34,675. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $1,640,113 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,605,438.

At July 31, 2008, the Fund had a capital loss carryforward of $176,370 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire in 2016.

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of July 31, 2008, for federal income tax purposes, post October losses of $1,669,858 were deferred to August 1, 2008.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and Adviser provides for an annual fee equal to 1.15% of the Fund's average daily net assets. Prior to December 8, 2006, the Adviser received an annual investment adviser fee equal to 1.25% of the Fund's average daily net assets. Under the investment advisory contract, which is subject to annual review by the Trustees, the Adviser will waive all or portion of the advisory fee and/or reimburse certain operating expenses excluding (interest, taxes and brokerage commissions) to no more than the following annual percentages for each Class of the Fund based on average daily net assets:

Share Class	Percentage of Average Daily Net Assets of Class
Institutional Shares	1.80%
Class A Shares	2.05%
Class C Shares	2.80%

The Adviser agreed to keep these contractual limitations in place through December 8, 2008.

In addition, after fulfilling its contractual commitment and subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any additional portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. For the year ended July 31, 2008, the Adviser waived $190,942 of its fee and reimbursed $235,568 of other operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. During the period from July 15, 2006 through December 8, 2006, the administrator contractually agreed to waive a portion of its fee which it would otherwise be entitled to receive from the Fund under the Agreement. The level of fees payable by the Fund to FAS for the period will not exceed the level of fees which the Fund would have paid during the period to its previous service provider under its previous administrative services contract. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2008, the net fee paid to FAS was 1.113% of average daily net assets of the Fund. The Fund currently accrues the minimum administrative fee; therefore the fee as a percentage of average aggregate daily net assets is greater than the amounts presented in the chart above. FAS waived $44,833 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act which became effective December 11, 2006. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%

Prior to December 11, 2006, the Fund incurred distribution expenses according to the following schedule annually, to compensate FSC:

Share Class	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class C Shares	1.00%

Subject to terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2008, FSC retained $6,523 of fees paid by the Fund. For the year ended July 31, 2008, the Fund's Class A Shares did not incur a distribution services fee. On November 15, 2007, the Fund's Trustees approved an amendment to the Plan to reduce the distribution services fee for the Fund's Class A Shares from 0.25% to 0.05%. The amendment to the Plan became effective for the Fund on March 31, 2008. For the year ended July 31, 2008, the FSC waived $88 of its fee.

Sales Charges

For the year ended July 31, 2008, FSC retained $1,434 in sales charges from the sale of Class A Shares. FSC also retained $1,312 of contingent deferred sales charges relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

Effective December 11, 2006, the Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. For the year ended July 31, 2008, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Institutional Shares, Class A Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.50%, 1.75% and 2.50%, respectively, for the fiscal year ending July 31, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2009.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2008, the Adviser reimbursed $298. Transactions with the affiliated company during the year ended July 31, 2008 were as follows:

Affiliate	Balance of Shares Held 7/31/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2008	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	160,179	19,769,346	19,547,341	382,184	$382,184	$11,557

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2008, were as follows:

Purchases	$55,559,109
Sales	$41,875,958

7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of July 31, 2008, there were no outstanding loans. During the year ended July 31, 2008, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of July 31, 2008, there were no outstanding loans. During the year ended July 31, 2008, the program was not utilized.

9. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended July 31, 2008, the amount of long-term capital gains designated by the Fund was $14,910.

For the fiscal year ended July 31, 2008, 14.12% of total ordinary income (including short-term capital gain) distributions made by the Trust are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended July 31, 2008, 13.02% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES AND SHAREHOLDERS OF FEDERATED MDT SMALL CAP VALUE FUND:

We have audited the accompanying statement of assets and liabilities of Federated MDT Small Cap Value Fund (the "Fund") (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2008, and the related statement of operations for the year then ended the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Small Cap Value Fund, a portfolio of Federated MDT Series, at July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
September 17, 2008

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Trust comprised 8 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology at Barry University and Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.; (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2006	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Evaluation and Approval of Advisory
Contract - May 2008

FEDERATED MDT SMALL CAP VALUE FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2008. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees. He also observed that certain funds may exhibit important differences in their objectives and management techniques when compared to other funds placed in the same peer group by ranking organizations, noting in this connection that the Fund's quantitative investment program is of such a type.

For the one-year period ending December 31, 2007, the Fund's performance was above the median of the relevant peer group. In addition, the Board was informed by the Adviser that, for the same period, the Fund outperformed its benchmark index for the one-year period.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the Fund's most recently completed fiscal year, the Fund's investment advisory fee was waived in its entirety. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated MDT Small Cap Value Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R726

37325 (9/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Federated MDT Tax Aware/All Cap Core Fund

Established 2005

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2008

Class A Shares
Class C Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,		Period Ended 7/31/2006 [2]
	2008	2007 [1]

Net Asset Value, Beginning of Period	$11.65	$10.35	$10.00
Income From Investment Operations:
Net investment income (loss)	(0.00)[3,4]	(0.02)[3]	(0.05)[3]
Net realized and unrealized gain (loss) on investments	(0.81)	1.32	0.40

TOTAL FROM INVESTMENT OPERATIONS	(0.81)	1.30	0.35

Net Asset Value, End of Period	$10.84	$11.65	$10.35

Total Return[5]	(6.95)%	12.56%	3.50%

Ratios to Average Net Assets:

Net expenses	1.65%	1.65%	2.01%[6]

Net investment income (loss)	(0.02)%	(0.14)%	(0.50)%[6]

Expense waiver/reimbursement[7]	3.12%	5.81%	3.71%[6]

Supplemental Data:

Net assets, end of period (000 omitted)	$6,862	$3,903	$2,061

Portfolio turnover	183%	154%	182%

1 MDT Tax Aware/All Cap Core Fund (the “Predecessor Fund”) was reorganized into the Federated MDT Tax Aware/All Cap Core Fund (the “Fund”) as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to
July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Represents less than $0.01.

5 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

6 Computed on an annualized basis.

7 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,		Period Ended 7/31/2006
	2008	2007 [1]	[2]

Net Asset Value, Beginning of Period	$11.47	$10.27	$10.00
Income From Investment Operations:
Net investment income (loss)	(0.08)[3]	(0.10)[3]	(0.13)[3]
Net realized and unrealized gain (loss) on investments	(0.79)	1.30	0.40

TOTAL FROM INVESTMENT OPERATIONS	(0.87)	1.20	0.27

Net Asset Value, End of Period	$10.60	$11.47	$10.27

Total Return[4]	(7.59)%	11.68%	2.70%

Ratios to Average Net Assets:

Net expenses	2.37%	2.40%	2.76%[5]

Net investment income (loss)	(0.73)%	(0.89)%	(1.25)%[5]

Expense waiver/reimbursement[6]	3.19%	5.70%	3.71%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$3,587	$3,007	$1,329

Portfolio turnover	183%	154%	182%

1 The Predecessor Fund was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to
July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2008 to July 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 2/1/2008	Ending Account Value 7/31/2008	Expenses Paid During Period[1]

Actual:

Class A Shares	$1,000	$937.70	$7.95

Class C Shares	$1,000	$934.70	$11.26

Hypothetical (assuming a 5% return before expenses):

Class A Shares	$1,000	$1,016.66	$8.27

Class C Shares	$1,000	$1,013.23	$11.71

1 Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The annualized net expense ratios are as follows:

Class A Shares	1.65%

Class C Shares	2.34%

Management’s Discussion of Fund Performance

The fund’s total return, based on net asset value, for the fiscal year ended July 31, 2008 was (6.95)% for Class A Shares and (7.59)% for Class C Shares.1 The total return of the Russell 3000® Index2 (Russell 3000®) was (10.32)% and the total return of the Lipper Multi-Cap Core Funds Index3 was (11.11)% for the same period. The fund’s total return for the fiscal year reflected actual cash flows, transaction costs, and other expenses which were not reflected in the total return of the Russell Index.

MARKET OVERVIEW

Over the 12-month period ending July 31, 2008 domestic equity markets performed poorly in response to ongoing housing market deterioration, credit market distress and general economic weakness. The Russell 3000® Index, which represents the performance of the 3000 largest U.S. companies by market capitalization, finished the period down 10.32%. Small cap stocks had the best relative results as demonstrated by the (6.71)% return on the Russell 2000® Index,4 which exceeded the (10.10)% and (10.81)% results for the Russell

1 The fund is the successor to the MDT Tax Aware/All Cap Core Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the fund had no investment operations. Accordingly, the performance information provided is historical information of the MDT Tax Aware/All Cap Core Fund.

2 Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index is unmanaged and investments cannot be made in an index.

3 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

4 Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. The index is unmanaged and investments cannot be made in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Midcap® Index5 and the Russell Top 200® Index,6 respectively. Growth stocks significantly outperformed value stocks during the year, with the Russell 3000® Growth Index7 returning (6.11)% as compared to (14.75)% for the Russell 3000 Value® Index.8

The best performing sectors during the period as measured by the Russell 3000® were Energy (up 9.40%), Materials (up 6.75%) and Consumer Staples (up 5.15%). Underperforming sectors included Financials (down 29.29%), Consumer Discretionary (down 23.98%) and Telecommunication Services (down 22.81%).

FUND PERFORMANCE

The most significant positive factor in the fund’s performance relative to the Russell 3000® Index was stock selection in the Materials sector. Additionally, the fund’s overweight in the Energy sector provided a significant contribution to relative performance. The most significant negative factor in the fund’s performance relative to the Russell 3000® Index was its overweight in the Financials sector. Additionally, an underweight in the Consumer Staples sector detracted moderately from relative performance.

Individual stocks contributing to the fund’s performance relative to the Russell 3000® Index included: Monsanto Company, Apple Computer Inc., United States Steel Company, General Electric Company, and Chevron Corporation.

Individual stocks detracting from the fund’s performance relative to the Russell 3000® Index included: JP Morgan Chase & Company, Regions Financial Corporation, Bank of America Corporation, MBIA Inc., and Metlife Inc.

5 Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 35% of the total market capitalization of the Russell 1000® Index. The index is unmanaged and investments cannot be made in an index.

6 Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 1000® Index, which represents approximately 65% of the total market capitalization of the Russell 1000® Index. The index is unmanaged and investments cannot be made in an index.

7 Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indexes. The index is unmanaged and investments cannot be made in an index.

8 Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes. The index is unmanaged and investments cannot be made in an index.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Tax Aware/All Cap Core Fund (Class A Shares) (the “Fund”) from September 15, 2005 (start of performance) to July 31, 2008, compared to the Russell 3000 Index (Russell 3000)2 and the Lipper Multi-Cap Core Funds Index.3

Average Annual Total Returns for the Period Ended 7/31/2008

1 Year	(12.08)%

Start of Performance (9/15/2005)	0.85%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 3000® and the Lipper Multi-Cap Core Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Russell 3000 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Tax Aware/All Cap Core Fund (Class C Shares) (the “Fund”) from September 15, 2005 (start of performance) to July 31, 2008, compared to the Russell 3000 Index (Russell 3000)2 and the Lipper Multi-Cap Core Funds Index.3

Average Annual Total Returns for the Period Ended 7/31/2008

1 Year	(8.51)%

Start of Performance (9/15/2005)	2.05%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 1.00% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum CDSC is 1.00% on any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 3000 and the Lipper Multi-Cap Core Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Russell 3000 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

Portfolio of Investments Summary Table

At July 31, 2008, the Fund’s industry composition1 was as follows:

Industry	Percentage of Total Net Assets

Crude Oil & Gas Production	5.7%

Agricultural Chemicals	4.9%

Integrated International Oil	4.9%

Multi-Line Insurance	4.8%

Property Liability Insurance	4.8%

Integrated Domestic Oil	4.3%

Money Center Bank	3.4%

Telecomm Equipment & Services	3.3%

Oil Well Supply	3.3%

Truck Manufacturing	3.3%

Major Steel Producer	3.2%

Oil Service, Explore & Drill	3.0%

Commodity Chemicals	2.9%

Life Insurance	2.7%

Regional Bank	2.7%

Electric Utility	2.3%

Computers -- Low End	2.2%

Ethical Drugs	2.1%

Diversified Oil	2.1%

Software Packaged/Custom	1.6%

Cogeneration	1.5%

Railroad	1.5%

Airline - Regional	1.4%

Undesignated Consumer Cyclicals	1.4%

Clothing Stores	1.4%

Miscellaneous Components	1.3%

Services to Medical Professionals	1.3%

Internet Services	1.1%

Home Building	1.1%

Savings and Loan	1.1%

Computer Peripherals	1.0%

Medical Technology	1.0%

Department Stores	1.0%

Other[2]	16.0%

Cash Equivalents[3]	1.5%

Other Assets and Liabilities--Net[4]	(1.1)%

TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 For purposes of this table, industry classifications which constitute less than 1.0% of the Fund’s total net assets have been aggregated under the designation “Other”.

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

July 31, 2008

Shares			Value

		COMMON STOCKS--99.6%
		Agricultural Chemicals--4.9%
26		Bunge Ltd.	$2,572
6,335		Monsanto Co.	754,562

		TOTAL	757,134

		Agricultural Machinery--0.1%
94		Lindsay Manufacturing Co.	8,673

		Airline - Regional--1.4%
14,265		Southwest Airlines Co.	222,391

		Aluminum--0.1%
196		Kaiser Aluminum Corp.	10,339

		Apparel--0.6%
59		Columbia Sportswear Co.	2,201
89		Guess ?, Inc.	2,819
1,999	[1]	Warnaco Group, Inc.	83,858

		TOTAL	88,878

		AT&T Divestiture--0.6%
2,980		AT&T, Inc.	91,814

		Auto Original Equipment Manufacturer--0.2%
389		Johnson Controls, Inc.	11,732
284		Sun Hydraulics Corp.	11,701
309		Superior Industries International, Inc.	5,219

		TOTAL	28,652

		Biotechnology--0.9%
158	[1]	Affymetrix, Inc.	1,245
1,400	[1]	Amgen, Inc.	87,682
414	[1]	Genzyme Corp.	31,733
358	[1]	Martek Biosciences Corp.	13,464

		TOTAL	134,124

		Bituminous Coal--0.3%
652		Massey Energy Co.	48,411

		Broadcasting--0.5%
1,882	[1]	American Tower Systems Corp.	78,856

		COMMON STOCKS--continued
		Building Materials--0.2%
1,041	[1]	Owens Corning, Inc.	$27,076
163		Universal Forest Products, Inc.	4,401

		TOTAL	31,477

		Building Supply Stores--0.2%
1,562		Lowe’s Cos., Inc.	31,740

		Cable TV--0.1%
373	[1]	Viacom, Inc., Class B	10,418

		Cement--0.1%
285	[1]	Astec Industries, Inc.	9,097

		Clothing Stores--1.4%
467	[1]	Aeropostale, Inc.	15,061
294	[1]	AnnTaylor Stores Corp.	6,630
303	[1]	Children’s Place Retail Stores, Inc.	11,529
233	[1]	Hanesbrands, Inc.	4,996
255	[1]	Jos A. Bank Clothiers, Inc.	5,712
5,152	[1]	Urban Outfitters, Inc.	170,068

		TOTAL	213,996

		Cogeneration--1.5%
7,559	[1]	Mirant Corp.	231,381

		Commodity Chemicals--2.9%
12,805		Dow Chemical Co.	426,535
224		PPG Industries, Inc.	13,583

		TOTAL	440,118

		Computer Peripherals--1.0%
2,349	[1]	Lexmark International Group, Class A	82,403
3,875	[1]	Sandisk Corp.	54,638
723	[1]	Western Digital Corp.	20,815

		TOTAL	157,856

		Computer Services--0.2%
658	[1]	Synnex Corp.	15,371
330		Syntel, Inc.	10,874

		TOTAL	26,245

		Computer Stores--0.0%
155	[1]	Tech Data Corp.	5,405

		Computers - Low End--2.2%
2,138	[1]	Apple, Inc.	339,835

		Construction Machinery--0.2%
370		Joy Global, Inc.	26,721

		COMMON STOCKS--continued
		Copper--0.0%
171	[1]	Southern Copper Corp.	$4,750

		Crude Oil & Gas Production--5.7%
1,275		Anadarko Petroleum Corp.	73,835
4,937		Apache Corp.	553,783
1,447		Cimarex Energy Co.	75,403
177		Devon Energy Corp.	16,796
571	[1]	Newfield Exploration Co.	27,968
681		Pioneer Natural Resources, Inc.	40,485
528	[1]	Stone Energy Corp.	26,939
920	[1]	Swift Energy Co.	46,754
324		W&T Offshore, Inc.	14,340

		TOTAL	876,303

		Defense Aerospace--0.6%
949		Boeing Co.	57,993
497	[1]	Spirit Aerosystems Holdings, Inc., Class A	10,765
422		Triumph Group, Inc.	22,349

		TOTAL	91,107

		Defense Electronics--0.1%
434	[1]	FLIR Systems, Inc.	17,681

		Department Stores--1.0%
789		Dillards, Inc., Class A	7,977
245	[1]	Saks, Inc.	2,497
1,756	[1]	Sears Holdings Corp.	142,236

		TOTAL	152,710

		Discount Department Stores--0.4%
781	[1]	BJ’s Wholesale Club, Inc.	29,311
729	[1]	Dollar Tree, Inc.	27,338
340		Family Dollar Stores, Inc.	7,922

		TOTAL	64,571

		Diversified Leisure--0.2%
848	[1]	Gaylord Entertainment Co.	25,474

		Diversified Oil--2.1%
128		Murphy Oil Corp.	10,205
3,909		Occidental Petroleum Corp.	308,146

		TOTAL	318,351

		Electric & Electrical Original Equipment Manufacturers--0.0%
16	[1]	Energy Conversion Devices, Inc.	1,119

		COMMON STOCKS--continued
		Electric Utility--2.3%
396		Avista Corp.	$8,957
1,476		CMS Energy Corp.	19,926
1,636		DTE Energy Co.	67,043
3,870		Edison International	187,076
390		Hawaiian Electric Industries, Inc.	9,649
392		OGE Energy Corp.	12,826
515		Pepco Holdings, Inc.	12,844
293		Portland General Electric Co.	6,883
448		SCANA Corp.	16,213
242		Sempra Energy	13,591

		TOTAL	355,008

		Electrical Equipment--0.2%
2,339		Xerox Corp.	31,904

		Electronic Instruments--0.1%
74		Analogic Corp.	5,415
87	[1]	Axsys Technologies, Inc.	6,389
292	[1]	Trimble Navigation Ltd.	9,694

		TOTAL	21,498

		Ethical Drugs--2.1%
3,651	[1]	Forest Laboratories, Inc., Class A	129,647
5,430	[1]	King Pharmaceuticals, Inc.	62,499
7,015		Pfizer, Inc.	130,970

		TOTAL	323,116

		Financial Services--0.5%
1,492		Ameriprise Financial, Inc.	63,410
1,442		Fulton Financial Corp.	15,199

		TOTAL	78,609

		Gas Distributor--0.1%
298		WGL Holdings, Inc.	10,290

		Grocery Chain--0.5%
2,522		Safeway, Inc.	67,388
140		Weis Markets, Inc.	5,319

		TOTAL	72,707

		Home Building--1.1%
504		Centex Corp.	7,399
2,086		D. R. Horton, Inc.	23,196
1,021		KB HOME	17,959
936		M.D.C. Holdings, Inc.	38,863
		COMMON STOCKS--continued
		Home Building--continued
32	[1]	NVR, Inc.	$17,674
2,536		Pulte Homes, Inc.	30,965
115		Ryland Group, Inc.	2,368
1,193	[1]	Toll Brothers, Inc.	23,967

		TOTAL	162,391

		Home Health Care--0.0%
293	[1]	Amerigroup Corp.	7,442

		Household Appliances--0.0%
85		Whirlpool Corp.	6,435

		Industrial Machinery--0.2%
441	[1]	Terex Corp.	20,873
64		Valmont Industries, Inc.	6,842

		TOTAL	27,715

		Insurance Brokerage--0.1%
691		AmTrust Financial Services, Inc.	10,068
290		Odyssey Re Holdings Corp.	11,330

		TOTAL	21,398

		Integrated Domestic Oil--4.3%
8,046		ConocoPhillips	656,715

		Integrated International Oil--4.9%
8,821		Chevron Corp.	745,904

		Internet Services--1.1%
45	[1]	NetFlix, Inc.	1,390
1,245	[1]	Priceline.com, Inc.	143,113
1,132	[1]	eBay, Inc.	28,492

		TOTAL	172,995

		Jewelry Stores--0.1%
430		Tiffany & Co.	16,250

		Leasing--0.2%
685		GATX Corp.	31,147

		Life Insurance--2.7%
3,624		MetLife, Inc.	183,990
787		Principal Financial Group	33,455
1,515		Protective Life Corp.	54,479
517		StanCorp Financial Group, Inc.	25,535
2,097		Torchmark Corp.	121,731

		TOTAL	419,190

		COMMON STOCKS--continued
		Long-Term Care Centers--0.1%
325	[1]	Kindred Healthcare, Inc.	$8,765

		Lumber Products--0.0%
733		Louisiana-Pacific Corp.	6,201

		Major Steel Producer--3.2%
3,021		United States Steel Corp.	484,448

		Maritime--0.9%
1,063	[1]	Kirby Corp.	50,726
1,122		Overseas Shipholding Group, Inc.	88,358

		TOTAL	139,084

		Medical Supplies--0.1%
138	[1]	Kensey Nash Corp.	4,793
290	[1]	Merit Medical Systems, Inc.	5,861
72		Steris Corp.	2,460

		TOTAL	13,114

		Medical Technology--1.0%
307	[1]	Intuitive Surgical, Inc.	95,566
868	[1]	Masimo Corp.	32,784
397		Stryker Corp.	25,483

		TOTAL	153,833

		Metal Fabrication--0.7%
606		Mueller Industries, Inc.	15,556
261		Olympic Steel, Inc.	13,272
2,057		Timken Co.	67,922
454		Worthington Industries, Inc.	8,054

		TOTAL	104,804

		Mini-Mill Producer--0.7%
2,759		Commercial Metals Corp.	82,356
130		Nucor Corp.	7,439
149		Schnitzer Steel Industries, Inc., Class A	13,446
66		Steel Dynamics, Inc.	2,091

		TOTAL	105,332

		Miscellaneous Communications--0.0%
211		NTELOS Holdings Corp.	5,045

		Miscellaneous Components--1.3%
4,121		Amphenol Corp., Class A	196,448

		COMMON STOCKS--continued
		Miscellaneous Food Products--0.2%
143		Corn Products International, Inc.	$6,651
602		The Anderson’s, Inc.	27,361

		TOTAL	34,012

		Miscellaneous Machinery--0.3%
723		Nordson Corp.	51,087

		Money Center Bank--3.4%
7,442		Bank of America Corp.	244,842
6,731		J.P. Morgan Chase & Co.	273,481

		TOTAL	518,323

		Multi-Industry Capital Goods--0.3%
493	[1]	Ceradyne, Inc.	22,851
225		KBR, Inc.	6,413
167	[1]	Tecumseh Products Co., Class A	5,469
181		Textron, Inc.	7,868

		TOTAL	42,601

		Multi-Line Insurance--4.8%
5,207		Allstate Corp.	240,667
3,304		Assurant, Inc.	198,636
634		Cincinnati Financial Corp.	17,651
1,152		Hanover Insurance Group, Inc.	49,444
190		Harleysville Group, Inc.	6,770
157		Infinity Property & Casualty	6,996
9,097		UNUMProvident Corp.	219,784

		TOTAL	739,948

		Offshore Driller--0.6%
701		ENSCO International, Inc.	48,467
816	[1]	Hornbeck Offshore Services, Inc.	36,377
245		Tidewater, Inc.	14,685

		TOTAL	99,529

		Oil Service, Explore & Drill--3.0%
80	[1]	Continental Resources, Inc.	4,570
688	[1]	Gulfmark Offshore, Inc.	34,524
2,441		Helmerich & Payne, Inc.	144,336
1,398	[1]	Mariner Energy, Inc.	36,991
430		Patterson-UTI Energy, Inc.	12,221
3,191	[1]	Pride International, Inc.	123,683
1,564	[1]	Unit Corp.	105,648

		TOTAL	461,973

		COMMON STOCKS--continued
		Oil Well Supply--3.3%
832		Baker Hughes, Inc.	$68,981
3,955	[1]	FMC Technologies, Inc.	244,340
1,542	[1]	Oil States International, Inc.	84,625
2,320	[1]	Superior Energy Services, Inc.	110,038

		TOTAL	507,984

		Other Communications Equipment--0.1%
459	[1]	Superior Essex, Inc.	20,664

		Paint & Related Materials--0.1%
177		Sherwin-Williams Co.	9,425

		Paper Products--0.2%
1,313		MeadWestvaco Corp.	35,202

		Personal Loans--0.1%
250	[1]	World Acceptance Corp.	8,190

		Poultry Products--0.2%
624		Sanderson Farms, Inc.	24,798

		Printed Circuit Boards--0.3%
439	[1]	Benchmark Electronics, Inc.	6,427
3,151	[1]	Marvell Technology Group Ltd.	46,603

		TOTAL	53,030

		Property Liability Insurance--4.8%
3,065		American Financial Group, Inc.	88,793
9,298		Chubb Corp.	446,676
4,481		The Travelers Cos., Inc.	197,702

		TOTAL	733,171

		Psychiatric Centers--0.2%
734	[1]	Psychiatric Solutions, Inc.	25,705

		Railroad--1.5%
2,111		CSX Corp.	142,661
1,168		Norfolk Southern Corp.	84,003

		TOTAL	226,664

		Recreational Vehicles--0.0%
153		Harley Davidson, Inc.	5,790

		Regional Bank--2.7%
12,722		BB&T Corp.	356,470
967		Bancorpsouth, Inc.	20,597
237		City National Corp.	11,644
484		Oriental Financial Group	8,407
94		PNC Financial Services Group	6,701
		COMMON STOCKS--continued
		Regional Bank--continued
591		TCF Financial Corp.	$7,535
207		Whitney Holding Corp.	4,256

		TOTAL	415,610

		Restaurant--0.1%
76	[1]	Buffalo Wild Wings, Inc.	2,503
227	[1]	Panera Bread Co.	11,373

		TOTAL	13,876

		Roofing & Wallboard--0.3%
1,382	[1]	USG Corp.	39,663

		Savings & Loan--1.1%
950		Federal Home Loan Mortgage Corp.	7,762
5,794		Hudson City Bancorp, Inc.	105,798
1,275		Newalliance Bancshares, Inc.	16,550
1,176		Washington Federal, Inc.	21,874
468		Webster Financial Corp. Waterbury	9,294

		TOTAL	161,278

		Securities Brokerage--0.5%
419	[1]	Interactive Brokers Group, Inc., Class A	11,757
389	[1]	KBW, Inc.	10,277
893	[1]	Knight Capital Group, Inc., Class A	14,636
954		Raymond James Financial, Inc.	27,571
391		SWS Group, Inc.	7,398

		TOTAL	71,639

		Semiconductor Manufacturing--0.7%
3,332	[1]	Broadcom Corp.	80,934
513		National Semiconductor Corp.	10,747
417	[1]	Plexus Corp.	11,885
191	[1]	Silicon Laboratories, Inc.	6,248

		TOTAL	109,814

		Semiconductor Manufacturing Equipment--0.2%
1,564	[1]	Novellus Systems, Inc.	31,859

		Services to Medical Professionals--1.3%
286	[1]	Athenahealth, Inc.	8,637
984	[1]	Centene Corp.	21,953
1,967	[1]	Express Scripts, Inc., Class A	138,752
329	[1]	Molina Healthcare, Inc.	9,817
318	[1]	Wellpoint, Inc.	16,679

		TOTAL	195,838

		COMMON STOCKS--continued
		Shoes--0.2%
156	[1]	Deckers Outdoor Corp.	$17,630
558	[1]	Skechers USA, Inc., Class A	10,546

		TOTAL	28,176

		Software Packaged/Custom--1.6%
1,342	[1]	Activision Blizzard, Inc.	48,285
3,432	[1]	Computer Sciences Corp.	162,574
1,162		Electronic Data Systems Corp.	28,829
426	[1]	Wind River Systems, Inc.	4,997

		TOTAL	244,685

		Specialty Chemicals--0.1%
228		Minerals Technologies, Inc.	14,708
113	[1]	Polypore International, Inc.	2,955

		TOTAL	17,663

		Specialty Retailing--0.5%
996	[1]	Big Lots, Inc.	30,338
1,017	[1]	Cabela’s, Inc., Class A	11,817
401		Costco Wholesale Corp.	25,135
255	[1]	Tractor Supply Co.	9,693
312	[1]	Zale Corp.	6,901

		TOTAL	83,884

		Telecomm Equipment & Services--3.3%
2,444	[1]	ADC Telecommunications, Inc.	23,120
24,338		Corning, Inc.	487,003

		TOTAL	510,123

		Toys & Games--0.2%
1,027	[1]	JAKKS Pacific, Inc.	22,573

		Truck Manufacturing--3.3%
6,862		Cummins, Inc.	455,225
1,156		PACCAR, Inc.	48,621

		TOTAL	503,846

		Trucking--0.5%
289		Arkansas Best Corp.	10,733
790		Ryder System, Inc.	52,108
590		Werner Enterprises, Inc.	14,048

		TOTAL	76,889

		COMMON STOCKS--continued
		Undesignated Consumer Cyclicals--1.4%
347	[1]	CoStar Group, Inc.	$17,312
81	[1]	Covance, Inc.	7,436
2,798		DeVRY, Inc.	158,954
220	[1]	Parexel International Corp.	6,431
576		Pharmaceutical Product Development, Inc.	21,969
271		Speedway Motorsports, Inc.	5,233

		TOTAL	217,335

		TOTAL COMMON STOCKS (IDENTIFIED COST $14,179,932)	15,266,262

		MUTUAL FUND--1.5%
240,412	[2,3]	Prime Value Obligations Fund, Institutional Shares, 2.58% (AT NET ASSET VALUE)	240,412

		TOTAL INVESTMENTS--101.1% (IDENTIFIED COST $14,420,344)[4]	15,506,674

		OTHER ASSETS AND LIABILITIES - NET--(1.1)%[5]	(174,631)

		TOTAL NET ASSETS--100%	$15,332,043

1 Non-income producing security.

2 Affiliated company.

3 7-Day net yield.

4 The cost of investments for federal tax purposes amounts to $14,459,480.

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at
July 31, 2008.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

July 31, 2008

Assets:
Total investments in securities, at value including $240,412 of investments in an affiliated issuer (Note 5) (identified cost $14,420,344)		$15,506,674
Cash		20,633
Income receivable		9,471
Receivable for investments sold		353,540
Receivable for shares sold		3,122

TOTAL ASSETS		15,893,440

Liabilities:
Payable for investments purchased	$381,146
Payable for shares redeemed	99,907
Payable for auditing fees	21,200
Payable for share registration costs	27,572
Payable for distribution services fee (Note 5)	3,060
Payable for shareholder services fee (Note 5)	4,766
Accrued expenses	23,746

TOTAL LIABILITIES		561,397

Net assets for 1,419,514 shares outstanding		$15,332,043

Net Assets Consist of:
Paid-in capital		$15,929,869
Net unrealized appreciation of investments		1,086,330
Accumulated net realized loss on investments		(1,684,156)

TOTAL NET ASSETS		$15,332,043

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($4,882,515 ÷ 447,981 shares outstanding), no par value, unlimited shares authorized		$10.90

Offering price per share		$10.90

Redemption proceeds per share		$10.90

Class A Shares:
Net asset value per share ($6,862,118 ÷ 633,042 shares outstanding), no par value, unlimited shares authorized		$10.84

Offering price per share (100/94.50 of $10.84)[1]		$11.47

Redemption proceeds per share		$10.84

Class C Shares:
Net asset value per share ($3,587,410 ÷ 338,491 shares outstanding), no par value, unlimited shares authorized		$10.60

Offering price per share		$10.60

Redemption proceeds per share (99.00/100 of $10.60)[1]		$10.49

1 See “What Do Shares Cost?” in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended July 31, 2008

Investment Income:
Dividends (including $9,756 received from an affiliated issuer (Note 5) and net of foreign taxes withheld of $16)			$239,175

Expenses:
Investment adviser fee (Note 5)		$130,664
Administrative personnel and services fee (Note 5)		230,000
Custodian fees		31,130
Transfer and dividend disbursing agent fees and expenses		42,305
Directors’/Trustees’ fees		1,018
Auditing fees		26,700
Legal fees		18,295
Portfolio accounting fees		75,691
Distribution services fee--Class C Shares (Note 5)		25,820
Shareholder services fee--Class A Shares (Note 5)		13,368
Shareholder services fee--Class C Shares (Note 5)		7,481
Share registration costs		57,207
Printing and postage		32,802
Insurance premiums		4,726
Miscellaneous		3,549

TOTAL EXPENSES		700,756

Waivers and Reimbursements (Note 5):
Waiver/reimbursement of investment adviser fee	$(130,664)
Waiver of administrative personnel and services fee	(44,855)
Reimbursement of other operating expenses	(275,311)

TOTAL WAIVERS AND REIMBURSEMENTS		(450,830)

Net expenses			249,926

Net investment income (loss)			(10,751)

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(1,609,068)
Net change in unrealized appreciation of investments			260,269

Net realized and unrealized loss on investments			(1,348,799)

Change in net assets resulting from operations			$(1,359,550)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended July 31	2008	2007

Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(10,751)	$(19,783)
Net realized gain (loss) on investments	(1,609,068)	222,906
Net change in unrealized appreciation/depreciation of investments	260,269	531,414

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(1,359,550)	734,537

Share Transactions:
Proceeds from sale of shares	11,846,604	6,651,420
Cost of shares redeemed	(5,710,298)	(1,606,158)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	6,136,306	5,045,262

Redemption fees	--	1,870

Change in net assets	4,776,756	5,781,669

Net Assets:
Beginning of period	10,555,287	4,773,618

End of period	$15,332,043	$10,555,287

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

July 31, 2008

1. ORGANIZATION

Federated MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of nine portfolios. The financial statements included herein are only those of Federated MDT Tax Aware/All Cap Core Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Institutional Shares, Class A Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Institutional Shares are presented separately. The primary investment objective of the Fund is long-term capital appreciation while seeking to minimize the impact of taxes.

MDT Tax Aware/All Cap Core Fund (the “Predecessor Fund”) was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund, which commenced operations on September 15, 2005.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the “Trustees”).
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes,” on August 1, 2007. As of and during the year ended July 31, 2008, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2008, tax years 2006 through 2008 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the commonwealth of Massachusetts.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended July 31	2008		2007

Institutional Shares:	Shares	Amount	Shares	Amount

Shares sold	549,863	$6,491,359	259,278	$2,871,927
Shares redeemed	(413,746)	(4,792,720)	(80,930)	(876,653)

NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	136,117	$1,698,639	178,348	$1,995,274

Year Ended July 31	2008		2007

Class A Shares:	Shares	Amount	Shares	Amount

Shares sold	353,832	$4,174,842	187,148	$2,138,258
Shares redeemed	(55,720)	(639,826)	(51,271)	(591,818)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	298,112	$3,535,016	135,877	$1,546,440

Year Ended July 31	2008		2007

Class C Shares:	Shares	Amount	Shares	Amount

Shares sold	100,386	$1,180,403	144,501	$1,641,235
Shares redeemed	(23,958)	(277,752)	(11,851)	(137,687)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	76,428	$902,651	132,650	$1,503,548

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	510,657	$6,136,306	446,875	$5,045,262

Redemption Fees

Prior to December 11, 2006, the Fund imposed a 2.00% redemption fee to shareholders of the Fund’s Institutional Shares, Class A Shares and Class C Shares who redeemed shares held for 30 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, were not subject to the redemption fee. All redemption fees were recorded by the Fund as additions to paid-in capital. For the period from August 1, 2006 through December 10, 2006, redemption fees for Institutional Shares, Class A Shares and Class C Shares amounted to $652, $712 and $506, respectively.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for net operating loss.

For the year ended July 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)

Paid-In Capital	Undistributed Net Investment Income (Loss)

$(10,751)	$10,751

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

As of July 31, 2008, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$1,047,194

Capital loss carryforwards and deferrals	$(1,645,020)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At July 31, 2008, the cost of investments for federal tax purposes was $14,459,480. The net unrealized appreciation of investments for federal tax purposes was $1,047,194. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $1,464,301 and net unrealized depreciation from investments for those securities having an excess of cost over value of $417,107.

At July 31, 2008, the Fund had a capital loss carryforward of $10,826 which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire in 2015.

The Fund used capital loss carryforwards of $60,962 to offset taxable capital gains realized during the year ended July 31, 2008.

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of July 31, 2008, for federal income tax purposes, post October losses of $1,634,194 were deferred to August 1, 2008.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund’s investment adviser (the “Adviser”). The advisory agreement between the Fund and Adviser provides for an annual fee equal to 0.90% of the Fund’s average daily net assets. Prior to December 8, 2006, the Adviser received an annual investment adviser fee equal to 1.00% of the Fund’s average daily net assets. Under the investment advisory contract, which is subject to annual review by the Trustees, the Adviser will waive all or a portion of the advisory fee and/or reimburse certain operating expenses (excluding interest, taxes and brokerage commissions) in order to contractually limit the Fund’s aggregate annual operating expenses to no more than the following annual percentages for each class of the Fund based on average daily net assets:

Share Class	Percentage of Average Daily Net Assets of Class

Institutional Shares	1.80%

Class A Shares	2.05%

Class C Shares	2.80%

The Adviser agreed to keep these contractual limitations in place through December 8, 2008.

In addition, after fulfilling its contractual commitment and subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive and/or reimburse any additional portion of its fee. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. For the year ended July 31, 2008, the Adviser waived $130,442 of its fee and reimbursed $275,311 of other operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds

0.150%	on the first $5 billion

0.125%	on the next $5 billion

0.100%	on the next $10 billion

0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. During the period from July 15, 2006 through December 8, 2006, the administrator contractually agreed to waive the portion of its fee which it would otherwise be entitled to receive from the Fund under the Agreement. The level of fees payable by the Fund to FAS for the period will not exceed the level of fees which the Fund would have paid during the period to its previous service provider under its previous administrative services contract. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended July 31, 2008, the net fee paid to FAS was 1.275% of average daily net assets of the Fund. The Fund currently accrues the minimum administrative fee; therefore the fee as a percentage of average aggregate daily net assets is greater than the amounts presented in the chart above. FAS waived $44,855 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act which became effective on December 11, 2006. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class	Percentage of Average Daily Net Assets of Class

Class A Shares	0.05%

Class C Shares	0.75%

Prior to December 11, 2006, the Fund incurred distribution expenses according to the following schedule annually, to compensate FSC.

Share Class	Percentage of Average Daily Net Assets of Class

Class A Shares	0.25%

Class C Shares	1.00%

Subject to terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2008, FSC retained $6,409 of fees paid by the Fund. For the year ended July 31, 2008, the Fund’s Class A Shares did not incur a distribution services fee. On November 15, 2007, the Fund’s Trustees approved an amendment to the Plan to reduce the distribution services fee for the Fund’s Class A Shares from 0.25% to 0.05%. The amendment to the Plan became effective for the Fund on March 31, 2008.

Sales Charges

For the year ended July 31, 2008, FSC retained $5,134 in sales charges from the sale of Class A Shares. FSC also retained $335 of contingent deferred sales charges relating to redemptions of Class C Shares. See “What Do Shares Cost?” in the Prospectus.

Shareholder Services Fee

Effective December 11, 2006, the Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended July 31, 2008, FSSC received $982 of fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund’s Institutional Shares, Class A Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.40%, 1.65% and 2.40%, respectively, for the fiscal year ending July 31, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements until after September 30, 2009.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2008, the Adviser reimbursed $222. Transactions with the affiliated company during the year ended July 31, 2008 were as follows:

Affiliate	Balance of Shares Held 7/31/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2008	Value	Dividend Income

Prime Value Obligations Fund, Institutional Shares	189,358	8,682,590	8,631,536	240,412	$240,412	$9,756

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2008, were as follows:

Purchases	$32,538,323

Sales	$26,393,177

7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of July 31, 2008, there were no outstanding loans. During the year ended July 31, 2008, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of July 31, 2008, there were no outstanding loans. During the year ended July 31, 2008, the program was not utilized.

9. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, “Federated”) and various Federated funds (“Federated Funds”) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General (“NYAG”) and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds and their respective counsel have been defending this litigation and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB released Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund’s net assets or results of operations.

In addition, in March 2008, FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES AND SHAREHOLDERS OF FEDERATED MDT TAX AWARE/ALL CAP CORE FUND:

We have audited the accompanying statement of assets and liabilities of Federated MDT Tax Aware/All Cap Core Fund (the “Fund”) (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Tax Aware/All Cap Core Fund, a portfolio of Federated MDT Series, at July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts
September 17, 2008

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Trust comprised 8 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children’s Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology at Barry University and Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008

Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Thomas M. O’Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/ Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)

John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006

Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006

Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2006

Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Evaluation and Approval of Advisory
Contract--May 2008

FEDERATED MDT TAX AWARE/ALL CAP CORE FUND (THE “FUND”)

The Fund’s Board reviewed the Fund’s investment advisory contract at meetings held in May 2008. The Board’s decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds’ Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser’s fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser’s cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser’s relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser’s services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund’s advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer’s evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board’s formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board’s consideration of the advisory contract included review of the Senior Officer’s evaluation, accompanying data and additional reports covering such matters as: the Adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund’s investment objectives; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated’s responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board’s evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund’s performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund’s investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund’s ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund’s investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser’s investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated’s fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees. He also observed that certain funds may exhibit important differences in their objectives and management techniques when compared to other funds placed in the same peer group by ranking organizations, noting in this connection that the Fund’s investment program is of such a type.

For the one-year period ending December 31, 2007, the Fund’s performance was above the median of the relevant peer group. In addition, the Board was informed by the Adviser that, for the same period, the Fund outperformed its benchmark index for the one-year period.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated’s subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds’ administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated’s profit margins did not appear to be excessive and the Board agreed.

The Senior Officer’s evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer’s evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated’s fund advisory services at this time.

It was noted in the materials for the Board meeting that for the Fund’s most recently completed fiscal year, the Fund’s investment advisory fee was waived in its entirety. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer’s evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund’s advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser’s industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board’s approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board’s decision to approve the contract reflects its determination that Federated’s performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Prospectuses and Regulatory Reports” link under “Related Information,” then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund’s page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated’s website at FederatedInvestors.com by clicking on “Portfolio
Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund’s page, click on the “Portfolio Holdings” link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Investors
World-Class Investment Manager

Trust for U.S. Treasury Obligations
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R403
Cusip 31421R502

37337 (9/08)

Federated is a registered mark of Federated Investors, Inc.
2008 ©Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Federated MDT Tax Aware/
All Cap Core Fund

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2008

Institutional Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,		Period Ended
	2008	2007 [1]	7/31/2006 [2]

Net Asset Value, Beginning of Period	$11.69	$10.36	$10.00
Income From Investment Operations:
Net investment income (loss)	0.03 [3]	0.01 [3]	(0.03)[3]
Net realized and unrealized gain (loss) on investments	(0.82)	1.32	0.39

TOTAL FROM INVESTMENT OPERATIONS	(0.79)	1.33	0.36

Net Asset Value, End of Period	$10.90	$11.69	$10.36

Total Return[4]	(6.76)%	12.84%	3.60%

Ratios to Average Net Assets:

Net expenses	1.40%	1.40%	1.76%[5]

Net investment income (loss)	0.27%	0.12%	(0.25)%[5]

Expense waiver/reimbursement[6]	3.03%	5.47%	3.71%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$4,883	$3,645	$1,383

Portfolio turnover	183%	154%	182%

1 MDT Tax Aware/All Cap Core Fund (the “Predecessor Fund”) was reorganized into the Federated MDT Tax Aware/All Cap Core Fund (the “Fund”) as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2008 to July 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 2/1/2008	Ending Account Value 7/31/2008	Expenses Paid During Period[1]

Actual	$1,000	$938.80	$6.75

Hypothetical (assuming a 5% return before expenses)	$1,000	$1,017.90	$7.02

1 Expenses are equal to the Fund’s annualized net expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Management’s Discussion of Fund Performance

The fund’s total return, based on net asset value, for the fiscal year ended July 31, 2008 was (6.76)% for the Institutional Shares.1 The total return of the Russell 3000® Index2 (Russell 3000®) was (10.32)% and the total return of the Lipper Multi-Cap Core Funds Index3 was (11.11)% for the same period. The fund’s total return for the fiscal year reflected actual cash flows, transaction costs, and other expenses which were not reflected in the total return of the Russell Index.

MARKET OVERVIEW

Over the 12-month period ending July 31, 2008 domestic equity markets performed poorly in response to ongoing housing market deterioration, credit market distress and general economic weakness. The Russell 3000® Index, which represents the performance of the 3000 largest U.S. companies by market capitalization, finished the period down 10.32%. Small cap stocks had the best relative results as demonstrated by the (6.71)% return on the Russell 2000® Index,4

1 The fund is the successor to the MDT Tax Aware/All Cap Core Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the fund had no investment operations. Accordingly, the performance information provided is historical information of the MDT Tax Aware/All Cap Core Fund.

2 Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index is unmanaged and investments cannot be made in an index.

3 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

4 Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. The index is unmanaged and investments cannot be made in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investors shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

which exceeded the (10.10)% and (10.81)% results for the Russell Midcap® Index5 and the Russell Top 200® Index,6 respectively. Growth stocks significantly outperformed value stocks during the year, with the Russell 3000® Growth Index7 returning (6.11)% as compared to (14.75)% for the Russell 3000 Value® Index.8

The best performing sectors during the period as measured by the Russell 3000® were Energy (up 9.40%), Materials (up 6.75%) and Consumer Staples (up 5.15%). Underperforming sectors included Financials (down 29.29%), Consumer Discretionary (down 23.98%) and Telecommunication Services (down 22.81%).

FUND PERFORMANCE

The most significant positive factor in the fund’s performance relative to the Russell 3000® Index was stock selection in the Materials sector. Additionally, the fund’s overweight in the Energy sector provided a significant contribution to relative performance. The most significant negative factor in the fund’s performance relative to the Russell 3000® Index was its overweight in the Financials sector. Additionally, an underweight in the Consumer Staples sector detracted moderately from relative performance.

Individual stocks contributing to the fund’s performance relative to the Russell 3000® Index included: Monsanto Company, Apple Computer Inc., United States Steel Company, General Electric Company, and Chevron Corporation.

Individual stocks detracting from the fund’s performance relative to the Russell 3000® Index included: JP Morgan Chase & Company, Regions Financial Corporation, Bank of America Corporation, MBIA Inc., and Metlife Inc.

5 Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 35% of the total market capitalization of the Russell 1000® Index. The index is unmanaged and investments cannot be made in an index.

6 Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 1000® Index, which represents approximately 65% of the total market capitalization of the Russell 1000® Index. The index is unmanaged and investments cannot be made in an index.

7 Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indexes. The index is unmanaged and investments cannot be made in an index.

8 Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes. The index is unmanaged and investments cannot be made in an index.

GROWTH OF A $25,000 INVESTMENT -- INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $25,0001 in the Federated MDT Tax Aware/All Cap Core Fund (Institutional Shares) (the “Fund”) from September 15, 2005 (start of performance) to July 31, 2008, compared to the Russell 3000 Index (Russell 3000)2 and the Lipper Multi-Cap Core Funds Index.3

Average Annual Total Returns for the Period Ended 7/31/2008

1 Year	(6.76)%

Start of Performance (9/15/2005)	3.04%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 3000 and the Lipper Multi-Cap Core Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Russell 3000 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

Portfolio of Investments Summary Table

At July 31, 2008, the Fund’s industry composition1 was as follows:

Industry	Percentage of Total Net Assets

Crude Oil & Gas Production	5.7%

Agricultural Chemicals	4.9%

Integrated International Oil	4.9%

Multi-Line Insurance	4.8%

Property Liability Insurance	4.8%

Integrated Domestic Oil	4.3%

Money Center Bank	3.4%

Telecomm Equipment & Services	3.3%

Oil Well Supply	3.3%

Truck Manufacturing	3.3%

Major Steel Producer	3.2%

Oil Service, Explore & Drill	3.0%

Commodity Chemicals	2.9%

Life Insurance	2.7%

Regional Bank	2.7%

Electric Utility	2.3%

Computers -- Low End	2.2%

Ethical Drugs	2.1%

Diversified Oil	2.1%

Software Packaged/Custom	1.6%

Cogeneration	1.5%

Railroad	1.5%

Airline - Regional	1.4%

Undesignated Consumer Cyclicals	1.4%

Clothing Stores	1.4%

Miscellaneous Components	1.3%

Services to Medical Professionals	1.3%

Internet Services	1.1%

Home Building	1.1%

Savings and Loan	1.1%

Computer Peripherals	1.0%

Medical Technology	1.0%

Department Stores	1.0%

Other[2]	16.0%

Cash Equivalents[3]	1.5%

Other Assets and Liabilities--Net[4]	(1.1)%

TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 For purposes of this table, industry classifications which constitute less than 1.0% of the Fund’s total net assets have been aggregated under the designation “Other”.

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

July 31, 2008

Shares			Value

		COMMON STOCKS--99.6%
		Agricultural Chemicals--4.9%
26		Bunge Ltd.	$2,572
6,335		Monsanto Co.	754,562

		TOTAL	757,134

		Agricultural Machinery--0.1%
94		Lindsay Manufacturing Co.	8,673

		Airline - Regional--1.4%
14,265		Southwest Airlines Co.	222,391

		Aluminum--0.1%
196		Kaiser Aluminum Corp.	10,339

		Apparel--0.6%
59		Columbia Sportswear Co.	2,201
89		Guess ?, Inc.	2,819
1,999	[1]	Warnaco Group, Inc.	83,858

		TOTAL	88,878

		AT&T Divestiture--0.6%
2,980		AT&T, Inc.	91,814

		Auto Original Equipment Manufacturer--0.2%
389		Johnson Controls, Inc.	11,732
284		Sun Hydraulics Corp.	11,701
309		Superior Industries International, Inc.	5,219

		TOTAL	28,652

		Biotechnology--0.9%
158	[1]	Affymetrix, Inc.	1,245
1,400	[1]	Amgen, Inc.	87,682
414	[1]	Genzyme Corp.	31,733
358	[1]	Martek Biosciences Corp.	13,464

		TOTAL	134,124

		Bituminous Coal--0.3%
652		Massey Energy Co.	48,411

		Broadcasting--0.5%
1,882	[1]	American Tower Systems Corp.	78,856

		Building Materials--0.2%
1,041	[1]	Owens Corning, Inc.	27,076
163		Universal Forest Products, Inc.	4,401

		TOTAL	31,477

		COMMON STOCKS--continued
		Building Supply Stores--0.2%
1,562		Lowe’s Cos., Inc.	$31,740

		Cable TV--0.1%
373	[1]	Viacom, Inc., Class B	10,418

		Cement--0.1%
285	[1]	Astec Industries, Inc.	9,097

		Clothing Stores--1.4%
467	[1]	Aeropostale, Inc.	15,061
294	[1]	AnnTaylor Stores Corp.	6,630
303	[1]	Children’s Place Retail Stores, Inc.	11,529
233	[1]	Hanesbrands, Inc.	4,996
255	[1]	Jos A. Bank Clothiers, Inc.	5,712
5,152	[1]	Urban Outfitters, Inc.	170,068

		TOTAL	213,996

		Cogeneration--1.5%
7,559	[1]	Mirant Corp.	231,381

		Commodity Chemicals--2.9%
12,805		Dow Chemical Co.	426,535
224		PPG Industries, Inc.	13,583

		TOTAL	440,118

		Computer Peripherals--1.0%
2,349	[1]	Lexmark International Group, Class A	82,403
3,875	[1]	Sandisk Corp.	54,638
723	[1]	Western Digital Corp.	20,815

		TOTAL	157,856

		Computer Services--0.2%
658	[1]	Synnex Corp.	15,371
330		Syntel, Inc.	10,874

		TOTAL	26,245

		Computer Stores--0.0%
155	[1]	Tech Data Corp.	5,405

		Computers - Low End--2.2%
2,138	[1]	Apple, Inc.	339,835

		Construction Machinery--0.2%
370		Joy Global, Inc.	26,721

		Copper--0.0%
171	[1]	Southern Copper Corp.	4,750

		COMMON STOCKS--continued
		Crude Oil & Gas Production--5.7%
1,275		Anadarko Petroleum Corp.	$73,835
4,937		Apache Corp.	553,783
1,447		Cimarex Energy Co.	75,403
177		Devon Energy Corp.	16,796
571	[1]	Newfield Exploration Co.	27,968
681		Pioneer Natural Resources, Inc.	40,485
528	[1]	Stone Energy Corp.	26,939
920	[1]	Swift Energy Co.	46,754
324		W&T Offshore, Inc.	14,340

		TOTAL	876,303

		Defense Aerospace--0.6%
949		Boeing Co.	57,993
497	[1]	Spirit Aerosystems Holdings, Inc., Class A	10,765
422		Triumph Group, Inc.	22,349

		TOTAL	91,107

		Defense Electronics--0.1%
434	[1]	FLIR Systems, Inc.	17,681

		Department Stores--1.0%
789		Dillards, Inc., Class A	7,977
245	[1]	Saks, Inc.	2,497
1,756	[1]	Sears Holdings Corp.	142,236

		TOTAL	152,710

		Discount Department Stores--0.4%
781	[1]	BJ’s Wholesale Club, Inc.	29,311
729	[1]	Dollar Tree, Inc.	27,338
340		Family Dollar Stores, Inc.	7,922

		TOTAL	64,571

		Diversified Leisure--0.2%
848	[1]	Gaylord Entertainment Co.	25,474

		Diversified Oil--2.1%
128		Murphy Oil Corp.	10,205
3,909		Occidental Petroleum Corp.	308,146

		TOTAL	318,351

		Electric & Electrical Original Equipment Manufacturers--0.0%
16	[1]	Energy Conversion Devices, Inc.	1,119

		COMMON STOCKS--continued
		Electric Utility--2.3%
396		Avista Corp.	$8,957
1,476		CMS Energy Corp.	19,926
1,636		DTE Energy Co.	67,043
3,870		Edison International	187,076
390		Hawaiian Electric Industries, Inc.	9,649
392		OGE Energy Corp.	12,826
515		Pepco Holdings, Inc.	12,844
293		Portland General Electric Co.	6,883
448		SCANA Corp.	16,213
242		Sempra Energy	13,591

		TOTAL	355,008

		Electrical Equipment--0.2%
2,339		Xerox Corp.	31,904

		Electronic Instruments--0.1%
74		Analogic Corp.	5,415
87	[1]	Axsys Technologies, Inc.	6,389
292	[1]	Trimble Navigation Ltd.	9,694

		TOTAL	21,498

		Ethical Drugs--2.1%
3,651	[1]	Forest Laboratories, Inc., Class A	129,647
5,430	[1]	King Pharmaceuticals, Inc.	62,499
7,015		Pfizer, Inc.	130,970

		TOTAL	323,116

		Financial Services--0.5%
1,492		Ameriprise Financial, Inc.	63,410
1,442		Fulton Financial Corp.	15,199

		TOTAL	78,609

		Gas Distributor--0.1%
298		WGL Holdings, Inc.	10,290

		Grocery Chain--0.5%
2,522		Safeway, Inc.	67,388
140		Weis Markets, Inc.	5,319

		TOTAL	72,707

		COMMON STOCKS--continued
		Home Building--1.1%
504		Centex Corp.	$7,399
2,086		D. R. Horton, Inc.	23,196
1,021		KB HOME	17,959
936		M.D.C. Holdings, Inc.	38,863
32	[1]	NVR, Inc.	17,674
2,536		Pulte Homes, Inc.	30,965
115		Ryland Group, Inc.	2,368
1,193	[1]	Toll Brothers, Inc.	23,967

		TOTAL	162,391

		Home Health Care--0.0%
293	[1]	Amerigroup Corp.	7,442

		Household Appliances--0.0%
85		Whirlpool Corp.	6,435

		Industrial Machinery--0.2%
441	[1]	Terex Corp.	20,873
64		Valmont Industries, Inc.	6,842

		TOTAL	27,715

		Insurance Brokerage--0.1%
691		AmTrust Financial Services, Inc.	10,068
290		Odyssey Re Holdings Corp.	11,330

		TOTAL	21,398

		Integrated Domestic Oil--4.3%
8,046		ConocoPhillips	656,715

		Integrated International Oil--4.9%
8,821		Chevron Corp.	745,904

		Internet Services--1.1%
45	[1]	NetFlix, Inc.	1,390
1,245	[1]	Priceline.com, Inc.	143,113
1,132	[1]	eBay, Inc.	28,492

		TOTAL	172,995

		Jewelry Stores--0.1%
430		Tiffany & Co.	16,250

		Leasing--0.2%
685		GATX Corp.	31,147

		COMMON STOCKS--continued
		Life Insurance--2.7%
3,624		MetLife, Inc.	$183,990
787		Principal Financial Group	33,455
1,515		Protective Life Corp.	54,479
517		StanCorp Financial Group, Inc.	25,535
2,097		Torchmark Corp.	121,731

		TOTAL	419,190

		Long-Term Care Centers--0.1%
325	[1]	Kindred Healthcare, Inc.	8,765

		Lumber Products--0.0%
733		Louisiana-Pacific Corp.	6,201

		Major Steel Producer--3.2%
3,021		United States Steel Corp.	484,448

		Maritime--0.9%
1,063	[1]	Kirby Corp.	50,726
1,122		Overseas Shipholding Group, Inc.	88,358

		TOTAL	139,084

		Medical Supplies--0.1%
138	[1]	Kensey Nash Corp.	4,793
290	[1]	Merit Medical Systems, Inc.	5,861
72		Steris Corp.	2,460

		TOTAL	13,114

		Medical Technology--1.0%
307	[1]	Intuitive Surgical, Inc.	95,566
868	[1]	Masimo Corp.	32,784
397		Stryker Corp.	25,483

		TOTAL	153,833

		Metal Fabrication--0.7%
606		Mueller Industries, Inc.	15,556
261		Olympic Steel, Inc.	13,272
2,057		Timken Co.	67,922
454		Worthington Industries, Inc.	8,054

		TOTAL	104,804

		Mini-Mill Producer--0.7%
2,759		Commercial Metals Corp.	82,356
130		Nucor Corp.	7,439
149		Schnitzer Steel Industries, Inc., Class A	13,446
66		Steel Dynamics, Inc.	2,091

		TOTAL	105,332

		COMMON STOCKS--continued
		Miscellaneous Communications--0.0%
211		NTELOS Holdings Corp.	$5,045

		Miscellaneous Components--1.3%
4,121		Amphenol Corp., Class A	196,448

		Miscellaneous Food Products--0.2%
143		Corn Products International, Inc.	6,651
602		The Anderson’s, Inc.	27,361

		TOTAL	34,012

		Miscellaneous Machinery--0.3%
723		Nordson Corp.	51,087

		Money Center Bank--3.4%
7,442		Bank of America Corp.	244,842
6,731		J.P. Morgan Chase & Co.	273,481

		TOTAL	518,323

		Multi-Industry Capital Goods--0.3%
493	[1]	Ceradyne, Inc.	22,851
225		KBR, Inc.	6,413
167	[1]	Tecumseh Products Co., Class A	5,469
181		Textron, Inc.	7,868

		TOTAL	42,601

		Multi-Line Insurance--4.8%
5,207		Allstate Corp.	240,667
3,304		Assurant, Inc.	198,636
634		Cincinnati Financial Corp.	17,651
1,152		Hanover Insurance Group, Inc.	49,444
190		Harleysville Group, Inc.	6,770
157		Infinity Property & Casualty	6,996
9,097		UNUMProvident Corp.	219,784

		TOTAL	739,948

		Offshore Driller--0.6%
701		ENSCO International, Inc.	48,467
816	[1]	Hornbeck Offshore Services, Inc.	36,377
245		Tidewater, Inc.	14,685

		TOTAL	99,529

		COMMON STOCKS--continued
		Oil Service, Explore & Drill--3.0%
80	[1]	Continental Resources, Inc.	$4,570
688	[1]	Gulfmark Offshore, Inc.	34,524
2,441		Helmerich & Payne, Inc.	144,336
1,398	[1]	Mariner Energy, Inc.	36,991
430		Patterson-UTI Energy, Inc.	12,221
3,191	[1]	Pride International, Inc.	123,683
1,564	[1]	Unit Corp.	105,648

		TOTAL	461,973

		Oil Well Supply--3.3%
832		Baker Hughes, Inc.	68,981
3,955	[1]	FMC Technologies, Inc.	244,340
1,542	[1]	Oil States International, Inc.	84,625
2,320	[1]	Superior Energy Services, Inc.	110,038

		TOTAL	507,984

		Other Communications Equipment--0.1%
459	[1]	Superior Essex, Inc.	20,664

		Paint & Related Materials--0.1%
177		Sherwin-Williams Co.	9,425

		Paper Products--0.2%
1,313		MeadWestvaco Corp.	35,202

		Personal Loans--0.1%
250	[1]	World Acceptance Corp.	8,190

		Poultry Products--0.2%
624		Sanderson Farms, Inc.	24,798

		Printed Circuit Boards--0.3%
439	[1]	Benchmark Electronics, Inc.	6,427
3,151	[1]	Marvell Technology Group Ltd.	46,603

		TOTAL	53,030

		Property Liability Insurance--4.8%
3,065		American Financial Group, Inc.	88,793
9,298		Chubb Corp.	446,676
4,481		The Travelers Cos., Inc.	197,702

		TOTAL	733,171

		Psychiatric Centers--0.2%
734	[1]	Psychiatric Solutions, Inc.	25,705

		COMMON STOCKS--continued
		Railroad--1.5%
2,111		CSX Corp.	$142,661
1,168		Norfolk Southern Corp.	84,003

		TOTAL	226,664

		Recreational Vehicles--0.0%
153		Harley Davidson, Inc.	5,790

		Regional Bank--2.7%
12,722		BB&T Corp.	356,470
967		Bancorpsouth, Inc.	20,597
237		City National Corp.	11,644
484		Oriental Financial Group	8,407
94		PNC Financial Services Group	6,701
591		TCF Financial Corp.	7,535
207		Whitney Holding Corp.	4,256

		TOTAL	415,610

		Restaurant--0.1%
76	[1]	Buffalo Wild Wings, Inc.	2,503
227	[1]	Panera Bread Co.	11,373

		TOTAL	13,876

		Roofing & Wallboard--0.3%
1,382	[1]	USG Corp.	39,663

		Savings & Loan--1.1%
950		Federal Home Loan Mortgage Corp.	7,762
5,794		Hudson City Bancorp, Inc.	105,798
1,275		Newalliance Bancshares, Inc.	16,550
1,176		Washington Federal, Inc.	21,874
468		Webster Financial Corp. Waterbury	9,294

		TOTAL	161,278

		Securities Brokerage--0.5%
419	[1]	Interactive Brokers Group, Inc., Class A	11,757
389	[1]	KBW, Inc.	10,277
893	[1]	Knight Capital Group, Inc., Class A	14,636
954		Raymond James Financial, Inc.	27,571
391		SWS Group, Inc.	7,398

		TOTAL	71,639

		COMMON STOCKS--continued
		Semiconductor Manufacturing--0.7%
3,332	[1]	Broadcom Corp.	$80,934
513		National Semiconductor Corp.	10,747
417	[1]	Plexus Corp.	11,885
191	[1]	Silicon Laboratories, Inc.	6,248

		TOTAL	109,814

		Semiconductor Manufacturing Equipment--0.2%
1,564	[1]	Novellus Systems, Inc.	31,859

		Services to Medical Professionals--1.3%
286	[1]	Athenahealth, Inc.	8,637
984	[1]	Centene Corp.	21,953
1,967	[1]	Express Scripts, Inc., Class A	138,752
329	[1]	Molina Healthcare, Inc.	9,817
318	[1]	Wellpoint, Inc.	16,679

		TOTAL	195,838

		Shoes--0.2%
156	[1]	Deckers Outdoor Corp.	17,630
558	[1]	Skechers USA, Inc., Class A	10,546

		TOTAL	28,176

		Software Packaged/Custom--1.6%
1,342	[1]	Activision Blizzard, Inc.	48,285
3,432	[1]	Computer Sciences Corp.	162,574
1,162		Electronic Data Systems Corp.	28,829
426	[1]	Wind River Systems, Inc.	4,997

		TOTAL	244,685

		Specialty Chemicals--0.1%
228		Minerals Technologies, Inc.	14,708
113	[1]	Polypore International, Inc.	2,955

		TOTAL	17,663

		Specialty Retailing--0.5%
996	[1]	Big Lots, Inc.	30,338
1,017	[1]	Cabela’s, Inc., Class A	11,817
401		Costco Wholesale Corp.	25,135
255	[1]	Tractor Supply Co.	9,693
312	[1]	Zale Corp.	6,901

		TOTAL	83,884

		COMMON STOCKS--continued
		Telecomm Equipment & Services--3.3%
2,444	[1]	ADC Telecommunications, Inc.	$23,120
24,338		Corning, Inc.	487,003

		TOTAL	510,123

		Toys & Games--0.2%
1,027	[1]	JAKKS Pacific, Inc.	22,573

		Truck Manufacturing--3.3%
6,862		Cummins, Inc.	455,225
1,156		PACCAR, Inc.	48,621

		TOTAL	503,846

		Trucking--0.5%
289		Arkansas Best Corp.	10,733
790		Ryder System, Inc.	52,108
590		Werner Enterprises, Inc.	14,048

		TOTAL	76,889

		Undesignated Consumer Cyclicals--1.4%
347	[1]	CoStar Group, Inc.	17,312
81	[1]	Covance, Inc.	7,436
2,798		DeVRY, Inc.	158,954
220	[1]	Parexel International Corp.	6,431
576		Pharmaceutical Product Development, Inc.	21,969
271		Speedway Motorsports, Inc.	5,233

		TOTAL	217,335

		TOTAL COMMON STOCKS (IDENTIFIED COST $14,179,932)	15,266,262

		MUTUAL FUND--1.5%
240,412	[2,3]	Prime Value Obligations Fund, Institutional Shares, 2.58% (AT NET ASSET VALUE)	240,412

		TOTAL INVESTMENTS--101.1% (IDENTIFIED COST $14,420,344)[4]	15,506,674

		OTHER ASSETS AND LIABILITIES - NET--(1.1)%[5]	(174,631)

		TOTAL NET ASSETS--100%	$15,332,043

1 Non-income producing security.

2 Affiliated company.

3 7-Day net yield.

4 The cost of investments for federal tax purposes amounts to $14,459,480.

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2008.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

July 31, 2008

Assets:
Total investments in securities, at value including $240,412 of investments in an affiliated issuer (Note 5) (identified cost $14,420,344)		$15,506,674
Cash		20,633
Income receivable		9,471
Receivable for investments sold		353,540
Receivable for shares sold		3,122

TOTAL ASSETS		15,893,440

Liabilities:
Payable for investments purchased	$381,146
Payable for shares redeemed	99,907
Payable for auditing fees	21,200
Payable for share registration costs	27,572
Payable for distribution services fee (Note 5)	3,060
Payable for shareholder services fee (Note 5)	4,766
Accrued expenses	23,746

TOTAL LIABILITIES		561,397

Net assets for 1,419,514 shares outstanding		$15,332,043

Net Assets Consist of:
Paid-in capital		$15,929,869
Net unrealized appreciation of investments		1,086,330
Accumulated net realized loss on investments		(1,684,156)

TOTAL NET ASSETS		$15,332,043

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($4,882,515 ÷ 447,981 shares outstanding), no par value, unlimited shares authorized		$10.90

Offering price per share		$10.90

Redemption proceeds per share		$10.90

Class A Shares:
Net asset value per share ($6,862,118 ÷ 633,042 shares outstanding), no par value, unlimited shares authorized		$10.84

Offering price per share (100/94.50 of $10.84)[1]		$11.47

Redemption proceeds per share		$10.84

Class C Shares:
Net asset value per share ($3,587,410 ÷ 338,491 shares outstanding), no par value, unlimited shares authorized		$10.60

Offering price per share		$10.60

Redemption proceeds per share (99.00/100 of $10.60)[1]		$10.49

1 See “What Do Shares Cost?” in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended July 31, 2008

Investment Income:
Dividends (including $9,756 received from an affiliated issuer (Note 5) and net of foreign taxes withheld of $16)			$239,175

Expenses:
Investment adviser fee (Note 5)		$130,664
Administrative personnel and services fee (Note 5)		230,000
Custodian fees		31,130
Transfer and dividend disbursing agent fees and expenses		42,305
Directors’/Trustees’ fees		1,018
Auditing fees		26,700
Legal fees		18,295
Portfolio accounting fees		75,691
Distribution services fee--Class C Shares (Note 5)		25,820
Shareholder services fee--Class A Shares (Note 5)		13,368
Shareholder services fee--Class C Shares (Note 5)		7,481
Share registration costs		57,207
Printing and postage		32,802
Insurance premiums		4,726
Miscellaneous		3,549

TOTAL EXPENSES		700,756

Waivers and Reimbursements (Note 5):
Waiver/reimbursement of investment adviser fee	$(130,664)
Waiver of administrative personnel and services fee	(44,855)
Reimbursement of other operating expenses	(275,311)

TOTAL WAIVERS AND REIMBURSEMENTS		(450,830)

Net expenses			249,926

Net investment income (loss)			(10,751)

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(1,609,068)
Net change in unrealized appreciation of investments			260,269

Net realized and unrealized loss on investments			(1,348,799)

Change in net assets resulting from operations			$(1,359,550)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended July 31	2008	2007

Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(10,751)	$(19,783)
Net realized gain (loss) on investments	(1,609,068)	222,906
Net change in unrealized appreciation/depreciation of investments	260,269	531,414

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(1,359,550)	734,537

Share Transactions:
Proceeds from sale of shares	11,846,604	6,651,420
Cost of shares redeemed	(5,710,298)	(1,606,158)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	6,136,306	5,045,262

Redemption fees	--	1,870

Change in net assets	4,776,756	5,781,669

Net Assets:
Beginning of period	10,555,287	4,773,618

End of period	$15,332,043	$10,555,287

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

July 31, 2008

1. ORGANIZATION

Federated MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of nine portfolios. The financial statements included herein are only those of Federated MDT Tax Aware/All Cap Core Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Institutional Shares, Class A Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Class A Shares and Class C Shares are presented separately. The primary investment objective of the Fund is long-term capital appreciation while seeking to minimize the impact of taxes.

MDT Tax Aware/All Cap Core Fund (the “Predecessor Fund”) was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund, which commenced operations on September 15, 2005.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the “Trustees”).
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes,” on August 1, 2007. As of and during the year ended July 31, 2008, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2008, tax years 2006 through 2008 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the commonwealth of Massachusetts.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended July 31	2008		2007

Institutional Shares:	Shares	Amount	Shares	Amount

Shares sold	549,863	$6,491,359	259,278	$2,871,927
Shares redeemed	(413,746)	(4,792,720)	(80,930)	(876,653)

NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	136,117	$1,698,639	178,348	$1,995,274

Year Ended July 31	2008		2007

Class A Shares:	Shares	Amount	Shares	Amount

Shares sold	353,832	$4,174,842	187,148	$2,138,258
Shares redeemed	(55,720)	(639,826)	(51,271)	(591,818)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	298,112	$3,535,016	135,877	$1,546,440

Year Ended July 31	2008		2007

Class C Shares:	Shares	Amount	Shares	Amount

Shares sold	100,386	$1,180,403	144,501	$1,641,235
Shares redeemed	(23,958)	(277,752)	(11,851)	(137,687)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	76,428	$902,651	132,650	$1,503,548

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	510,657	$6,136,306	446,875	$5,045,262

Redemption Fees

Prior to December 11, 2006, the Predecessor Fund imposed a 2.00% redemption fee to shareholders of the Fund’s Institutional Shares, Class A Shares and Class C Shares who redeemed shares held for 30 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, were not subject to the redemption fee. All redemption fees were recorded by the Fund as additions to paid-in capital. For the year ended July 31, 2007, the Predecessor Fund incurred redemption fees for Institutional Shares, Class A Shares and Class C Shares amounted to $652, $712 and $506, respectively.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for net operating loss.

For the year ended July 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)

Paid-In Capital	Undistributed Net Investment Income (Loss)

$(10,751)	$10,751

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

As of July 31, 2008, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$1,047,194

Capital loss carryforwards and deferrals	$(1,645,020)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At July 31, 2008, the cost of investments for federal tax purposes was $14,459,480. The net unrealized appreciation of investments for federal tax purposes was $1,047,194. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $1,464,301 and net unrealized depreciation from investments for those securities having an excess of cost over value of $417,107.

At July 31, 2008, the Fund had a capital loss carryforward of $10,826 which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire in 2015.

The Fund used capital loss carryforwards of $60,962 to offset taxable capital gains realized during the year ended July 31, 2008.

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of July 31, 2008, for federal income tax purposes, post October losses of $1,634,194 were deferred to August 1, 2008.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund’s investment adviser (the “Adviser”). The advisory agreement between the Fund and Adviser provides for an annual fee equal to 0.90% of the Fund’s average daily net assets. Prior to December 8, 2006, the Adviser received an annual investment adviser fee equal to 1.00% of the Fund’s average daily net assets. Under the investment advisory contract, which is subject to annual review by the Trustees, the Adviser will waive all or a portion of the advisory fee and/or reimburse certain operating expenses (excluding interest, taxes and brokerage commissions) in order to contractually limit the Fund’s aggregate annual operating expenses to no more than the following annual percentages for each class of the Fund based on average daily net assets:

Share Class	Percentage of Average Daily Net Assets of Class

Institutional Shares	1.80%

Class A Shares	2.05%

Class C Shares	2.80%

The Adviser agreed to keep these contractual limitations in place through December 8, 2008.

In addition, after fulfilling its contractual commitment and subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive and/or reimburse any additional portion of its fee. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. For the year ended July 31, 2008, the Adviser waived $130,442 of its fee and reimbursed $275,311 of other operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds

0.150%	on the first $5 billion

0.125%	on the next $5 billion

0.100%	on the next $10 billion

0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. During the period from July 15, 2006 through December 8, 2006, the administrator contractually agreed to waive the portion of its fee which it would otherwise be entitled to receive from the Fund under the Agreement. The level of fees payable by the Fund to FAS for the period will not exceed the level of fees which the Fund would have paid during the period to its previous service provider under its previous administrative services contract. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended July 31, 2008, the net fee paid to FAS was 1.275% of average daily net assets of the Fund. The Fund currently accrues the minimum administrative fee; therefore the fee as a percentage of average aggregate daily net assets is greater than the amounts presented in the chart above. FAS waived $44,855 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act which became effective on December 11, 2006. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class	Percentage of Average Daily Net Assets of Class

Class A Shares	0.05%

Class C Shares	0.75%

Prior to December 11, 2006, the Fund incurred distribution expenses according to the following schedule annually, to compensate FSC.

Share Class	Percentage of Average Daily Net Assets of Class

Class A Shares	0.25%

Class C Shares	1.00%

Subject to terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2008, FSC retained $6,409 of fees paid by the Fund. For the year ended July 31, 2008, the Fund’s Class A Shares did not incur a distribution services fee. On November 15, 2007, the Fund’s Trustees approved an amendment to the Plan to reduce the distribution services fee for the Fund’s Class A Shares from 0.25% to 0.05%. The amendment to the Plan became effective for the Fund on March 31, 2008.

Sales Charges

For the year ended July 31, 2008, FSC retained $5,134 in sales charges from the sale of Class A Shares. FSC also retained $335 of contingent deferred sales charges relating to redemptions of Class C Shares. See “What Do Shares Cost?” in the Prospectus.

Shareholder Services Fee

Effective December 11, 2006, the Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended July 31, 2008, FSSC received $982 of fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund’s Institutional Shares, Class A Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.40%, 1.65% and 2.40%, respectively, for the fiscal year ending July 31, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements until after September 30, 2009.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2008, the Adviser reimbursed $222. Transactions with the affiliated company during the year ended July 31, 2008 were as follows:

Affiliate	Balance of Shares Held 7/31/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2008	Value	Dividend Income

Prime Value Obligations Fund, Institutional Shares	189,358	8,682,590	8,631,536	240,412	$240,412	$9,756

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2008, were as follows:

Purchases	$32,538,323

Sales	$26,393,177

7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of July 31, 2008, there were no outstanding loans. During the year ended July 31, 2008, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of July 31, 2008, there were no outstanding loans. During the year ended July 31, 2008, the program was not utilized.

9. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, “Federated”) and various Federated funds (“Federated Funds”) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General (“NYAG”) and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds and their respective counsel have been defending this litigation and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB released Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund’s net assets or results of operations.

In addition, in March 2008, FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES AND
SHAREHOLDERS OF FEDERATED MDT TAX AWARE/ALL CAP CORE FUND:

We have audited the accompanying statement of assets and liabilities of Federated MDT Tax Aware/All Cap Core Fund (the “Fund”) (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Tax Aware/All Cap Core Fund, a portfolio of Federated MDT Series, at July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts
September 17, 2008

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Trust comprised 8 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children’s Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology at Barry University and Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008

Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

Thomas M. O’Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)

John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006

Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006

Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2006

Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Evaluation and Approval of Advisory
Contract--May 2008

FEDERATED MDT TAX AWARE/ALL CAP CORE FUND (THE “FUND”)

The Fund’s Board reviewed the Fund’s investment advisory contract at meetings held in May 2008. The Board’s decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds’ Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser’s fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser’s cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser’s relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser’s services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund’s advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer’s evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board’s formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board’s consideration of the advisory contract included review of the Senior Officer’s evaluation, accompanying data and additional reports covering such matters as: the Adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund’s investment objectives; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated’s responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board’s evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund’s performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund’s investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund’s ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund’s investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser’s investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated’s fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees. He also observed that certain funds may exhibit important differences in their objectives and management techniques when compared to other funds placed in the same peer group by ranking organizations, noting in this connection that the Fund’s quantitative investment program is of such a type.

For the one-year period ending December 31, 2007, the Fund’s performance was above the median of the relevant peer group. In addition, the Board was informed by the Adviser that, for the same period, the Fund outperformed its benchmark index for the one-year period.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated’s subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds’ administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated’s profit margins did not appear to be excessive and the Board agreed.

The Senior Officer’s evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer’s evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated’s fund advisory services at this time.

It was noted in the materials for the Board meeting that for the Fund’s most recently completed fiscal year, the Fund’s investment advisory fee was waived in its entirety. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer’s evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund’s advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser’s industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board’s approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board’s decision to approve the contract reflects its determination that Federated’s performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Prospectuses and Regulatory Reports” link under “Related Information,” then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund’s page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated’s website at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund’s page, click on the “Portfolio Holdings” link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Investors
World-Class Investment Manager

Federated MDT Tax Aware/All Cap Core Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R601

37321 (9/08)

Federated is a registered mark of Federated Investors, Inc.
2008 © Federated Investors, Inc.

Item 2.                      Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   Thomas G. Bigley, Nicholas P. Constantakis and Charles F. Mansfield, Jr.

Item 4.                      Principal Accountant Fees and Services

(a)           Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $184,500

Fiscal year ended 2007 – $165,700

(b)                      Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $3,000

Fiscal year ended 2007 – $0

Consent for registration statement.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $5,478 and $5,676 respectively.  Fiscal year ended 2008- Audit consents issued for N-14 business combination.  Fiscal year ended 2007- Audit consents issued for N-14 business combination and N-1A filing.

(c)                       Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $0

Fiscal year ended 2007 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0, respectively.

(d)                      All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $0

Fiscal year ended 2007 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $8,342 and $15,205, respectively.  Fiscal year ended 2008- Due diligence analysis and discussions related to accounting for swaps.  Fiscal year ended 2007- Due diligence analysis.

(e)(1)                      Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)
The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)
Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant  at the time of the engagement to be non-audit services; and

(3)
Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2)                      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2008 – 0%

Fiscal year ended 2007 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2008 – 0%

Fiscal year ended 2007 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2008 – 0%

Fiscal year ended 2007 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
Fiscal year ended 2008 - $127,268

Fiscal year ended 2007 - $119,713

(h)                      The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.                      Audit Committee of Listed Registrants

Not Applicable

Item 6.                      Schedule of Investments

Not Applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.                      Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.                      Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                      Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Federated MDT Series

By	/S/ Richard A. Novak
Richard A. Novak, Principal Financial Officer
Date	September 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ J. Christopher Donahue
J. Christopher Donahue, Principal Executive Officer
Date	September 22, 2008

By	/S/ Richard A. Novak
Richard A. Novak, Principal Financial Officer
Date	September 22, 2008